UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05199

Columbia Funds Variable Insurance Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2013

Columbia Variable Portfolio — Contrarian Core Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Contrarian Core Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers	24
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio — Contrarian Core Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Contrarian Core Fund (the Fund) Class 2 shares returned 35.42% for the 12-month period that ended December 31, 2013.

>  The Fund outperformed its benchmark, the Russell 1000 Index, which returned 33.11% for the same time period.

>  Superior stock selection across different sectors helped the Fund maintain its performance advantage over the benchmark for the period.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	04/30/12	35.86	23.97
Class 2	04/30/12	35.42	23.66
Russell 1000 Index		33.11	21.29

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

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2

Columbia Variable Portfolio — Contrarian Core Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

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Columbia Variable Portfolio — Contrarian Core Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 35.42%. The Fund outperformed its benchmark, the Russell 1000 Index, which returned 33.11% for the same time period. The Fund participated fully in the strong market that characterized most of the period and also benefited from some strategic purchases made during the second half of 2012.

A Favorable Market Environment

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth steadily higher in 2013. Pent-up demand, low mortgage rates and an improving labor market helped home sales. Foreclosure activity has also trended downward. After a brief pullback midway through the year, manufacturing activity picked up in the late summer and remained strong. Business surveys and recent demand measures suggest, in our view, that business spending could be poised to pick up. Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling, the possibility of an attack on Syria and uncertainty regarding the Federal Reserve's (the Fed's) next move on monetary policy weighed on investors — prices on stocks and other riskier assets moved higher as central banks continued to pour liquidity into key markets. These sectors pulled back in July and August after the Fed began to talk about removing some of its support. However, when the Fed postponed its reduced monthly bond purchases to January 2014, and pledged to take a measured approach to its cutbacks, investor enthusiasm was restored and the market rally rebooted. U.S. equities posted their most significant gains since the late 1990s and most bond sectors managed modestly negative returns for the year. Equity returns in developed foreign markets also were strong, while emerging stock markets lagged.

Drivers of Fund Performance

The Fund's performance advantage over its benchmark stemmed in large part from stock selection within the financials, technology and health care sectors. Overweight positions in the financials sector included strong performers Aon and Berkshire Hathaway. From a fundamental perspective, the prospect of higher short-term interest rates was actually seen as a positive for banks and other financial companies whose balance sheets had suffered in the zero interest-rate environment of recent years. State Street and BlackRock benefited additionally from their exposure to the capital markets. The Fund began to overweight each of these companies in the second half of 2012, at which time we felt that their low valuations failed to reflect the improvement in their respective risk/reward profiles, and both performed strongly in 2013.

In the technology sector, MasterCard and Hewlett-Packard were standout performers. The Fund had amassed a considerable position in Hewlett-Packard in late 2012, when its stock was hit by a wave of negative publicity surrounding the earlier acquisition of Autonomy, and the shares proceeded to double in 2013. Within the health care sector, overweights in Celgene, Cardinal Health, Cigna and Salix Pharmaceuticals aided results as they handily outperformed the broader market.

Fortunately, the Fund's disappointments were isolated. They included Philip Morris International, which suffered from the strong dollar and weak international markets; EMC, which fell victim to weak earnings as a result of weak technology

Portfolio Management

Guy Pope, CFA

Top Ten Holdings (%) (at December 31, 2013)
Citigroup, Inc.	3.5
Apple, Inc.	3.5
JPMorgan Chase & Co.	3.2
Google, Inc., Class A	3.1
Philip Morris International, Inc.	2.8
General Electric Co.	2.6
Chevron Corp.	2.4
AT&T, Inc.	2.2
Cardinal Health, Inc.	2.1
Johnson & Johnson	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	97.4
Consumer Discretionary	13.2
Consumer Staples	9.8
Energy	9.1
Financials	16.4
Health Care	11.9
Industrials	11.4
Information Technology	20.4
Materials	2.5
Telecommunication Services	2.7
Money Market Funds	2.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
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Columbia Variable Portfolio — Contrarian Core Fund

Manager Discussion of Fund Performance (continued)

spending; and Baxter International, which was beset by two important patent expirations and competition from Biogen in certain markets.

Looking Ahead

We recognize that the equity markets will be hard-pressed to duplicate their achievements of 2013, especially given the Fed's plans to taper its longstanding program of monthly bond purchases. Should the Fed play a reduced role, we would not be surprised to see higher levels of volatility throughout the financial markets than what we experienced over the past 12 months. However, we are cautiously optimistic at this time that equities will hold their own, given our favorable outlook for corporate earnings. Regardless of the direction of the broader market averages, the Fund intends to continue its basic strategy of building from the bottom up, seeking contrarian opportunities on a case-by-case basis.

Annual Report 2013
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Columbia Variable Portfolio — Contrarian Core Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,178.60	1,021.56	4.27	3.97	0.77
Class 2	1,000.00	1,000.00	1,176.60	1,020.28	5.66	5.25	1.02

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 96.8%

Issuer	Shares	Value ($)
Consumer Discretionary 13.2%
Auto Components 0.9%
Delphi Automotive PLC	242,998	14,611,470
Automobiles 1.1%
General Motors Co.(a)	412,610	16,863,370
Hotels, Restaurants & Leisure 2.2%
ARAMARK Holdings Corp.(a)	349,247	9,157,257
Wynn Resorts Ltd.	82,068	15,938,426
Yum! Brands, Inc.	133,515	10,095,069
Total		35,190,752
Media 5.6%
Comcast Corp., Class A	564,179	29,317,562
DIRECTV(a)	254,525	17,585,132
Discovery Communications, Inc., Class A(a)	162,188	14,665,039
Viacom, Inc., Class B	327,814	28,631,275
Total		90,199,008
Specialty Retail 2.9%
Dick's Sporting Goods, Inc.	180,625	10,494,312
Lowe's Companies, Inc.	293,620	14,548,871
Tiffany & Co.	141,365	13,115,845
Ulta Salon Cosmetics & Fragrance, Inc.(a)	85,365	8,239,430
Total		46,398,458
Textiles, Apparel & Luxury Goods 0.5%
lululemon athletica, Inc.(a)	139,140	8,213,434
Total Consumer Discretionary		211,476,492
Consumer Staples 9.8%
Beverages 2.9%
Diageo PLC, ADR	135,752	17,976,280
PepsiCo, Inc.	353,133	29,288,851
Total		47,265,131
Food & Staples Retailing 2.5%
CVS Caremark Corp.	376,952	26,978,455
Walgreen Co.	225,580	12,957,315
Total		39,935,770
Household Products 1.7%
Procter & Gamble Co. (The)	324,392	26,408,752

Common Stocks (continued)

Issuer	Shares	Value ($)
Tobacco 2.7%
Philip Morris International, Inc.	498,521	43,436,135
Total Consumer Staples		157,045,788
Energy 9.0%
Energy Equipment & Services 2.2%
Cameron International Corp.(a)	302,960	18,035,209
Halliburton Co.	333,114	16,905,535
Total		34,940,744
Oil, Gas & Consumable Fuels 6.8%
Canadian Natural Resources Ltd.	449,255	15,202,789
Chevron Corp.	297,182	37,121,004
ConocoPhillips	147,990	10,455,493
Exxon Mobil Corp.	157,609	15,950,031
Kinder Morgan, Inc.	380,565	13,700,340
Newfield Exploration Co.(a)	229,235	5,646,058
Noble Energy, Inc.	177,334	12,078,219
Total		110,153,934
Total Energy		145,094,678
Financials 16.3%
Capital Markets 3.3%
BlackRock, Inc.	60,089	19,016,366
Invesco Ltd.	312,089	11,360,040
Morgan Stanley	180,401	5,657,375
State Street Corp.	228,059	16,737,250
Total		52,771,031
Commercial Banks 1.4%
Wells Fargo & Co.	496,118	22,523,757
Diversified Financial Services 9.5%
Bank of America Corp.	1,175,495	18,302,457
Berkshire Hathaway, Inc., Class B(a)	264,131	31,315,371
Citigroup, Inc.	1,051,657	54,801,846
JPMorgan Chase & Co.	838,968	49,062,849
Total		153,482,523
Insurance 1.5%
Aon PLC	287,691	24,134,398
Real Estate Management & Development 0.6%
Realogy Holdings Corp.(a)	195,650	9,678,806
Total Financials		262,590,515

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 11.8%
Biotechnology 0.5%
Celgene Corp.(a)	46,742	7,897,528
Health Care Equipment & Supplies 3.2%
Abbott Laboratories	478,731	18,349,759
Baxter International, Inc.	91,530	6,365,912
Covidien PLC	393,842	26,820,640
Total		51,536,311
Health Care Providers & Services 3.8%
Cardinal Health, Inc.	492,961	32,934,724
CIGNA Corp.	146,860	12,847,313
Express Scripts Holding Co.(a)	216,036	15,174,369
Total		60,956,406
Pharmaceuticals 4.3%
Johnson & Johnson	358,343	32,820,635
Pfizer, Inc.	715,174	21,905,780
Salix Pharmaceuticals Ltd.(a)	163,585	14,712,835
Total		69,439,250
Total Health Care		189,829,495
Industrials 11.3%
Aerospace & Defense 3.6%
Honeywell International, Inc.	341,440	31,197,373
United Technologies Corp.	234,364	26,670,623
Total		57,867,996
Air Freight & Logistics 1.0%
FedEx Corp.	108,663	15,622,480
Commercial Services & Supplies 1.2%
Tyco International Ltd.	487,353	20,000,967
Electrical Equipment 1.8%
Eaton Corp. PLC	372,040	28,319,685
Industrial Conglomerates 2.5%
General Electric Co.	1,434,812	40,217,780
Professional Services 1.2%
Nielsen Holdings NV	436,363	20,024,698
Total Industrials		182,053,606

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 20.3%
Communications Equipment 2.8%
Cisco Systems, Inc.	929,545	20,868,285
QUALCOMM, Inc.	317,258	23,556,407
Total		44,424,692
Computers & Peripherals 5.2%
Apple, Inc.	97,137	54,504,542
EMC Corp.	829,183	20,853,953
Hewlett-Packard Co.	290,130	8,117,837
Total		83,476,332
Internet Software & Services 4.4%
Baidu, Inc., ADR(a)	44,295	7,879,195
eBay, Inc.(a)	73,754	4,048,357
Equinix, Inc.(a)	61,710	10,950,440
Google, Inc., Class A(a)	42,926	48,107,597
Total		70,985,589
IT Services 2.9%
International Business Machines Corp.	134,497	25,227,602
MasterCard, Inc., Class A	25,092	20,963,362
Total		46,190,964
Semiconductors & Semiconductor Equipment 1.4%
Broadcom Corp., Class A	499,990	14,824,704
Skyworks Solutions, Inc.(a)	286,070	8,170,159
Total		22,994,863
Software 3.6%
Electronic Arts, Inc.(a)	203,608	4,670,767
Intuit, Inc.	297,830	22,730,386
Microsoft Corp.	630,787	23,610,357
Nuance Communications, Inc.(a)	429,610	6,530,072
Total		57,541,582
Total Information Technology		325,614,022
Materials 2.5%
Chemicals 1.8%
Celanese Corp., Class A	201,482	11,143,970
Dow Chemical Co. (The)	413,231	18,347,456
Total		29,491,426
Metals & Mining 0.5%
Newmont Mining Corp.	347,495	8,002,810

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Paper & Forest Products 0.2%
Louisiana-Pacific Corp.(a)	142,755	2,642,395
Total Materials		40,136,631
Telecommunication Services 2.6%
Diversified Telecommunication Services 2.1%
AT&T, Inc.	954,735	33,568,482
Wireless Telecommunication Services 0.5%
Vodafone Group PLC, ADR	224,119	8,810,118
Total Telecommunication Services		42,378,600
Total Common Stocks (Cost: $1,307,795,687)		1,556,219,827

Money Market Funds 2.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.094%(b)(c)	42,260,925	42,260,925
Total Money Market Funds (Cost: $42,260,925)		42,260,925
Total Investments (Cost: $1,350,056,612)		1,598,480,752
Other Assets & Liabilities, Net		9,104,284
Net Assets		1,607,585,036

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,545,529	835,068,183	(794,352,787)	42,260,925	30,977	42,260,925

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	211,476,492	—	—	211,476,492
Consumer Staples	157,045,788	—	—	157,045,788
Energy	145,094,678	—	—	145,094,678
Financials	262,590,515	—	—	262,590,515
Health Care	189,829,495	—	—	189,829,495
Industrials	182,053,606	—	—	182,053,606
Information Technology	325,614,022	—	—	325,614,022
Materials	40,136,631	—	—	40,136,631
Telecommunication Services	42,378,600	—	—	42,378,600
Total Equity Securities	1,556,219,827	—	—	1,556,219,827
Mutual Funds
Money Market Funds	42,260,925	—	—	42,260,925
Total Mutual Funds	42,260,925	—	—	42,260,925
Total	1,598,480,752	—	—	1,598,480,752

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Variable Portfolio — Contrarian Core Fund

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,307,795,687)	$1,556,219,827
Affiliated issuers (identified cost $42,260,925)	42,260,925
Total investments (identified cost $1,350,056,612)	1,598,480,752
Receivable for:
Investments sold	40,066,682
Capital shares sold	795,404
Dividends	1,854,359
Reclaims	96,769
Expense reimbursement due from Investment Manager	36,199
Prepaid expenses	7,753
Trustees' deferred compensation plan	7,569
Total assets	1,641,345,487
Liabilities
Payable for:
Investments purchased	32,654,528
Capital shares purchased	2,789
Investment management fees	898,943
Distribution and/or service fees	1,872
Transfer agent fees	81,473
Administration fees	74,470
Compensation of board members	165
Chief compliance officer expenses	183
Other expenses	38,459
Trustees' deferred compensation plan	7,569
Total liabilities	33,760,451
Net assets applicable to outstanding capital stock	$1,607,585,036
Represented by
Trust capital	$1,607,585,036
Total — representing net assets applicable to outstanding capital stock	$1,607,585,036

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Variable Portfolio — Contrarian Core Fund

Statement of Assets and Liabilities (continued)

December 31, 2013

Class 1
Net assets	$1,598,115,489
Shares outstanding	111,621,776
Net asset value per share	$14.32
Class 2
Net assets	$9,469,547
Shares outstanding	663,908
Net asset value per share	$14.26

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Variable Portfolio — Contrarian Core Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$18,885,688
Dividends — affiliated issuers	30,977
Foreign taxes withheld	(71,915)
Total income	18,844,750
Expenses:
Investment management fees	7,221,642
Distribution and/or service fees
Class 2	6,317
Transfer agent fees
Class 1	637,883
Class 2	1,515
Administration fees	601,339
Compensation of board members	37,181
Custodian fees	25,444
Printing and postage fees	15,121
Professional fees	53,007
Chief compliance officer expenses	568
Other	44,096
Total expenses	8,644,113
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(541,457)
Total net expenses	8,102,656
Net investment income	10,742,094
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	86,458,722
Foreign currency translations	(94)
Net realized gain	86,458,628
Net change in unrealized appreciation (depreciation) on:
Investments	208,017,051
Foreign currency translations	(178)
Net change in unrealized appreciation (depreciation)	208,016,873
Net realized and unrealized gain	294,475,501
Net increase in net assets resulting from operations	$305,217,595

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Variable Portfolio — Contrarian Core Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012(a)
Operations
Net investment income	$10,742,094	$4,464,999
Net realized gain	86,458,628	550,274
Net change in unrealized appreciation (depreciation)	208,016,873	40,407,089
Net increase in net assets resulting from operations	305,217,595	45,422,362
Increase (decrease) in net assets from capital stock activity	780,431,331	476,493,748
Total increase in net assets	1,085,648,926	521,916,110
Net assets at beginning of year	521,936,110	20,000
Net assets at end of year	$1,607,585,036	$521,936,110

(a) For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Variable Portfolio — Contrarian Core Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	65,269,851	813,149,278	51,238,008	493,725,814
Redemptions	(3,166,177)	(41,409,819)	(1,721,656)	(17,232,066)
Net increase	62,103,674	771,739,459	49,516,352	476,493,748
Class 2 shares
Subscriptions	680,614	8,900,471	—	—
Redemptions	(16,956)	(208,599)	—	—
Net increase	663,658	8,691,872	—	—
Total net increase	62,767,332	780,431,331	49,516,352	476,493,748

(a) For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Variable Portfolio — Contrarian Core Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.54	$10.00
Income from investment operations:
Net investment income	0.13	0.10
Net realized and unrealized gain	3.65	0.44
Total from investment operations	3.78	0.54
Net asset value, end of period	$14.32	$10.54
Total return	35.86%	5.40%
Ratios to average net assets(b)
Total gross expenses	0.81%	0.86	%(c)
Total net expenses(d)	0.76%	0.72	%(c)
Net investment income	1.01%	1.45	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,598,115	$521,933
Portfolio turnover	57%	48%

Notes to Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Variable Portfolio — Contrarian Core Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.53	$10.00
Income from investment operations:
Net investment income	0.10	0.08
Net realized and unrealized gain	3.63	0.45
Total from investment operations	3.73	0.53
Net asset value, end of period	$14.26	$10.53
Total return	35.42%	5.30%
Ratios to average net assets(b)
Total gross expenses	1.06%	1.08	%(c)
Total net expenses(d)	1.02%	0.97	%(c)
Net investment income	0.73%	1.20	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9,470	$3
Portfolio turnover	57%	48%

Notes to Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Contrarian Core Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and

Annual Report 2013
19

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements (continued)

December 31, 2013

currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.68% of the Fund's average daily net assets.

Annual Report 2013
20

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements (continued)

December 31, 2013

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2013 through April 30, 2014	Prior to May 1, 2013
Class 1	0.77%	0.72%
Class 2	1.02	0.97

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,334,944,511 and $592,816,571, respectively, for the year ended December 31, 2013.

Note 5. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Annual Report 2013
21

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements (continued)

December 31, 2013

Note 6. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 100% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 8. Significant Risks

Technology and Technology-related Investment Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
22

Columbia Variable Portfolio — Contrarian Core Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Contrarian Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Contrarian Core Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2014

Annual Report 2013
23

Columbia Variable Portfolio — Contrarian Core Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
24

Columbia Variable Portfolio — Contrarian Core Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden décor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 183; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

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Columbia Variable Portfolio — Contrarian Core Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

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28

Columbia Variable Portfolio — Contrarian Core Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
29

Columbia Variable Portfolio — Contrarian Core Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1543 C (2/14)

Annual Report

December 31, 2013

Columbia Variable Portfolio — Select Large Cap
Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Select Large Cap Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	22
Federal Income Tax Information	23
Trustees and Officers	24
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio — Select Large Cap Growth Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Select Large Cap Growth Fund (the Fund) Class 2 shares returned 42.37% for the 12 months ended December 31, 2013.

>  The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 33.48% for the same 12-month period.

>  Stock selection in the information technology, health care and consumer discretionary sectors aided results relative to the benchmark. Overweight allocations to health care and consumer discretionary stocks also benefited relative returns.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	5 Years	Life
Class 1	09/02/08	42.77	24.28	11.87
Class 2	09/02/08	42.37	23.96	11.59
Russell 1000 Growth Index		33.48	20.39	11.02

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

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Columbia Variable Portfolio — Select Large Cap Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 2, 2008 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Select Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013
3

Columbia Variable Portfolio — Select Large Cap Growth Fund

Manager Discussion of Fund Performance

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 42.37%. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which gained 33.48% for the same 12-month period. Stock selection in the information technology, health care and consumer discretionary sectors aided results relative to the benchmark. Overweight allocations to health care and consumer discretionary stocks and underweights in the defensive, yield-oriented consumer staples and telecommunications sectors also benefited relative returns. Stock selection in industrials detracted from results.

U.S. Economy Picked Up Momentum

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth steadily higher in 2013. Pent-up demand, low mortgage rates and an improving labor market helped home sales. Foreclosure activity has also trended downward. After a brief pullback midway through the year, manufacturing activity picked up in the late summer and remained strong. Business surveys and recent demand measures suggest, in our view, that business spending could be poised to pick up. Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling, the possibility of an attack on Syria and uncertainty regarding the Federal Reserve's (the Fed's) next move on monetary policy weighed on investors — prices on stocks and other riskier assets moved higher as central banks continued to pour liquidity into key markets. These sectors pulled back in July and August after the Fed began to talk about removing some of its support. However, when the Fed postponed its reduced monthly bond purchases to January 2014, and pledged to take a measured approach to its cutbacks, investor enthusiasm was restored and the market rally rebooted. U.S. equities posted their most significant gains since the late 1990s. Equity returns in developed foreign markets also were strong, while emerging stock markets lagged.

Contributors and Detractors

Investors benefited from the Fund's mix of high-growth companies, which continued to execute well and surpass the growth rate of the broader market. Stock selection and sector allocation both figured into the Fund's performance advantage over its benchmark.

In the information technology sector, positions in social media firms Facebook and LinkedIn along with Chinese internet search provider Baidu were notable contributors to performance. Shares of Facebook doubled as the company continued to execute its shift from desktop to mobile advertising. LinkedIn shares increased as the company exceeded expectations by successfully monetizing its professional network and reported strong revenue growth across all key business

Portfolio Management

Thomas Galvin, CFA

Richard Carter

Todd Herget

Top Ten Holdings (%) (at December 31, 2013)
priceline.com, Inc.	4.4
Celgene Corp.	4.2
Michael Kors Holdings Ltd.	4.1
VMware, Inc., Class A	4.1
Red Hat, Inc.	4.1
Tesla Motors, Inc.	4.1
Cognizant Technology Solutions Corp., Class A	4.0
Gilead Sciences, Inc.	4.0
Salesforce.com, Inc.	4.0
Precision Castparts Corp.	3.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	95.7
Consumer Discretionary	21.2
Energy	6.2
Financials	1.9
Health Care	19.9
Industrials	7.0
Information Technology	36.2
Materials	3.3
Money Market Funds	4.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
4

Columbia Variable Portfolio — Select Large Cap Growth Fund

Manager Discussion of Fund Performance (continued)

segments. We trimmed both holdings given their recent strong performance. Baidu, which struggled earlier in the year, advanced strongly in the third quarter after announcing increased revenues from an expansion in its customer base.

Global payment processer Visa and technology outsourcing firm Cognizant Technology Solutions were also relative outperformers in the IT services industry. The portfolio's lack of exposure to Apple, also aided relative returns. During the year, we exited data storage provider EMC and communications equipment manufacturer Qualcomm and added positions in Red Hat, VMware and ARM Holdings. Red Hat is the main provider of enterprise class open source software and services. VMware is a leader in the server virtualization infrastructure software market. ARM Holdings is a leading intellectual property supplier to the global semiconductor industry.

In the health care sector, the Fund's biotechnology holdings overshadowed weaker selection in the pharmaceutical and health care equipment industries. Overweight positions in Celgene, Gilead Sciences and Biogen Idec boosted relative returns on the strong gains of all three holdings. Celgene shares rallied as the company reported better-than-expected revenue growth from its multiple myeloma treatment Revlimid. Gilead, a leading provider of HIV therapies, received a boost from the European Union and the FDA approvals of its promising Sovaldi treatment for Hepatitis C. Biogen Idec rallied after the FDA approved its new drug Tecfidera, which helps control hard-to-treat forms of multiple sclerosis. The drug also received a positive recommendation that should, in our view, pave the way for approval in the European Union in early 2014. Also in the biotechnology industry, we initiated a new position in Vertex Pharmaceuticals following two positive product pipeline events related to its cystic fibrosis franchise, which, we believe, has the potential to materially expand its market share and future growth rate.

In the pharmaceutical industry positions in Allergan, best known for its product Botox, and Novo Nordisk were relative underperformers. Shares of Allergan came under pressure on concerns that potentially earlier than expected generic versions of its dry-eye Restasis treatment could come to the market. The stock rebounded late in the year as the company filed for patents, which should protect the product from competition, but still ended the year as a relative underperformer. We eliminated a position in diabetes treatment provider Novo Nordisk and initiated a position in Bristol-Myers Squibb. We believe Bristol-Myers is in a leading position to benefit from the development of a novel class of oncology products aimed at harnessing the natural immune response to battle cancer.

In the consumer discretionary sector, online travel booking site priceline.com, ecommerce leader Amazon.com, fashion and apparel retailer Michael Kors Holdings were strong performers. Priceline continued to take market share in the online travel industry, as the company exceeded growth expectations in its hotel booking business. Amazon.com revenue growth accelerated. In the fourth quarter, the company announced that it had signed up millions of Prime subscriptions from customers who tend to spend more than non-Prime costumers and utilize more services. Michael Kors Holdings continued to execute its fashion strategies well with solid earnings growth. These gains helped offset losses from Lulumemon Athletica, which came under fire after a quality control issue. We sold the stock and initiated a new position in TJX Companies, which is best known for its TJ Maxx, Marshalls and HomeGoods stores. We believe this is an

Annual Report 2013
5

Columbia Variable Portfolio — Select Large Cap Growth Fund

Manager Discussion of Fund Performance (continued)

attractive growth candidate with superior inventory management. We also exited positions in restaurant operator Yum! Brands and cosmetic and fragrance manufacturer Estee Lauder Companies as the economic environment in China and Europe clouded the growth potential for both companies. In addition, we took profits in casino operator Las Vegas Sands, which we acquired in 2011. We believe the company's growth is beginning to decelerate.

We initiated new holdings in South American ecommerce firm MercadoLibre, Tesla Motors and Discovery Communications. MercadoLibre operates the largest online marketplace in Latin America. Tesla Motors manufactures high-performance fully electric vehicles as well as powertrain components that it sells to other automakers. We believe Discovery Communications is a unique global content company in that it owns and produces all of its content, which it distributes through its cable networks, which include Discovery Channel, TLC, Animal Planet and others.

Despite a very strong year, the Fund had a handful of detractors. Positioning in the industrials sector was disappointing. An overweight in Fastenal, a distributor of industrial fasteners, accounted for the bulk of the underperformance in the sector. Fastenal declined after the company reported revenue shortfalls and preannounced missed earnings estimates. However, we added to Fastenal on the belief that growth should reaccelerate in 2014 as the company continues to benefit from a highly fragmented competitive landscape and the general trend of near sourcing. Precision Castparts a manufacturer of metal components for the aerospace industry posted a solid return for the year, but it did not keep pace with the benchmark and exposure in the Fund was significantly higher than in the benchmark, which hurt relative results. In addition, the Fund did not own several of the sector's strongest performers, UPS and Union Pacific.

Looking Ahead

Even with the equity markets strong gains over the past two years we believe the current outlook for growth stocks remains favorable overall. With the real possibility of the first synchronized global expansion in nearly two decades, the backdrop for equities (and growth stocks in particular) remains compelling, in our view. At present, the U.S. economy continues to recover while Europe benefits from stimulus programs put in place over the last two years. Japan will also undergo a capital spending program ahead of the 2020 summer Olympics in Tokyo, which has the potential to stimulate growth. And, with relatively high global unemployment rates and a growth rate moderate enough to avoid overheating, we currently believe the overall inflation threat may remain low.

In terms of valuations, we still believe that the Fund's high quality, high-growth portfolio currently trades at an attractive valuation level. We also believe that investors, who have steered clear of growth stocks over the past decade, might return to the asset class given its strong fundamentals. A sentiment shift would be a powerful factor in returning the premium typically accorded to growth stocks back to more normalized levels. Our current intent is to continue to maintain a balanced portfolio of growth stocks roughly divided between established growth and emerging growth opportunities. We have trimmed some winners and added to names that did not participate strongly in the recent market rally. We intend to continue to approach our strategy with a long-term focus, maintaining our high conviction growth names and allowing the growth to germinate in the portfolio for years to come.

Annual Report 2013
6

Columbia Variable Portfolio — Select Large Cap Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,298.30	1,021.45	4.63	4.07	0.79
Class 2	1,000.00	1,000.00	1,297.50	1,020.18	6.09	5.35	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
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Columbia Variable Portfolio — Select Large Cap Growth Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.2%

Issuer	Shares	Value ($)
Consumer Discretionary 22.0%
Automobiles 4.1%
Tesla Motors, Inc.(a)	33,974	5,109,010
Internet & Catalog Retail 7.9%
Amazon.com, Inc.(a)	11,239	4,482,001
priceline.com, Inc.(a)	4,705	5,469,092
Total		9,951,093
Media 2.6%
Discovery Communications, Inc., Class A(a)	36,313	3,283,422
Specialty Retail 3.3%
TJX Companies, Inc.	64,643	4,119,698
Textiles, Apparel & Luxury Goods 4.1%
Michael Kors Holdings Ltd.(a)	63,730	5,174,239
Total Consumer Discretionary		27,637,462
Energy 6.3%
Energy Equipment & Services 3.6%
FMC Technologies, Inc.(a)	86,689	4,526,032
Oil, Gas & Consumable Fuels 2.7%
EOG Resources, Inc.	20,671	3,469,421
Total Energy		7,995,453
Financials 2.0%
Capital Markets 2.0%
Franklin Resources, Inc.	43,362	2,503,288
Total Financials		2,503,288
Health Care 20.7%
Biotechnology 15.6%
Alexion Pharmaceuticals, Inc.(a)	17,937	2,386,697
Biogen Idec, Inc.(a)	11,235	3,142,991
Celgene Corp.(a)	31,102	5,254,994
Gilead Sciences, Inc.(a)	67,183	5,048,803
Vertex Pharmaceuticals, Inc.(a)	51,533	3,828,902
Total		19,662,387
Pharmaceuticals 5.1%
Allergan, Inc.	36,834	4,091,520
Bristol-Myers Squibb Co.	42,732	2,271,206
Total		6,362,726
Total Health Care		26,025,113

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrials 7.3%
Aerospace & Defense 3.7%
Precision Castparts Corp.	17,498	4,712,211
Trading Companies & Distributors 3.6%
Fastenal Co.	94,019	4,466,843
Total Industrials		9,179,054
Information Technology 37.5%
Internet Software & Services 15.4%
Baidu, Inc., ADR(a)	21,890	3,893,793
Facebook, Inc., Class A(a)	63,144	3,451,451
Google, Inc., Class A(a)	4,117	4,613,963
LinkedIn Corp., Class A(a)	15,990	3,467,112
MercadoLibre, Inc.	36,472	3,931,317
Total		19,357,636
IT Services 7.3%
Cognizant Technology Solutions Corp., Class A(a)	50,030	5,052,029
Visa, Inc., Class A	18,654	4,153,873
Total		9,205,902
Semiconductors & Semiconductor Equipment 2.7%
ARM Holdings PLC, ADR	61,693	3,377,075
Software 12.1%
Red Hat, Inc.(a)	91,249	5,113,594
Salesforce.com, Inc.(a)	91,404	5,044,587
VMware, Inc., Class A(a)	57,198	5,131,232
Total		15,289,413
Total Information Technology		47,230,026
Materials 3.4%
Chemicals 3.4%
Monsanto Co.	36,890	4,299,530
Total Materials		4,299,530
Total Common Stocks (Cost: $101,729,287)		124,869,926

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Variable Portfolio — Select Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Money Market Funds 4.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(b)(c)	5,666,191	5,666,191
Total Money Market Funds (Cost: $5,666,191)		5,666,191
Total Investments (Cost: $107,395,478)		130,536,117
Other Assets & Liabilities, Net		(4,636,900)
Net Assets		125,899,217

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,126,545	50,899,799	(47,360,153)	5,666,191	3,242	5,666,191

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Variable Portfolio — Select Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	27,637,462	—	—	27,637,462
Energy	7,995,453	—	—	7,995,453
Financials	2,503,288	—	—	2,503,288
Health Care	26,025,113	—	—	26,025,113
Industrials	9,179,054	—	—	9,179,054
Information Technology	47,230,026	—	—	47,230,026
Materials	4,299,530	—	—	4,299,530
Total Equity Securities	124,869,926	—	—	124,869,926
Mutual Funds
Money Market Funds	5,666,191	—	—	5,666,191
Total Mutual Funds	5,666,191	—	—	5,666,191
Total	130,536,117	—	—	130,536,117

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Variable Portfolio — Select Large Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $101,729,287)	$124,869,926
Affiliated issuers (identified cost $5,666,191)	5,666,191
Total investments (identified cost $107,395,478)	130,536,117
Receivable for:
Dividends	25,129
Expense reimbursement due from Investment Manager	6,936
Prepaid expenses	439
Trustees' deferred compensation plan	12,647
Total assets	130,581,268
Liabilities
Payable for:
Investments purchased	4,557,870
Capital shares purchased	3,941
Investment management fees	69,342
Distribution and/or service fees	917
Transfer agent fees	5,860
Administration fees	5,860
Compensation of board members	189
Chief compliance officer expenses	10
Other expenses	25,415
Trustees' deferred compensation plan	12,647
Total liabilities	4,682,051
Net assets applicable to outstanding capital stock	$125,899,217
Represented by
Paid-in capital	$101,652,749
Excess of distributions over net investment income	(11,233)
Accumulated net realized gain	1,117,062
Unrealized appreciation (depreciation) on:
Investments	23,140,639
Total — representing net assets applicable to outstanding capital stock	$125,899,217
Class 1
Net assets	$121,573,523
Shares outstanding	7,183,312
Net asset value per share	$16.92
Class 2
Net assets	$4,325,694
Shares outstanding	258,271
Net asset value per share	$16.75

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Variable Portfolio — Select Large Cap Growth Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$228,363
Dividends — affiliated issuers	3,242
Foreign taxes withheld	(2,347)
Total income	229,258
Expenses:
Investment management fees	467,648
Distribution and/or service fees
Class 2	9,018
Transfer agent fees
Class 1	37,354
Class 2	2,164
Administration fees	39,519
Compensation of board members	18,109
Custodian fees	5,362
Printing and postage fees	13,887
Professional fees	21,695
Chief compliance officer expenses	37
Other	4,134
Total expenses	618,927
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(90,137)
Total net expenses	528,790
Net investment loss	(299,532)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	4,559,826
Net realized gain	4,559,826
Net change in unrealized appreciation (depreciation) on:
Investments	20,587,034
Net change in unrealized appreciation (depreciation)	20,587,034
Net realized and unrealized gain	25,146,860
Net increase in net assets resulting from operations	$24,847,328

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Variable Portfolio — Select Large Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income (loss)	$(299,532)	$44,514
Net realized gain (loss)	4,559,826	(124,371)
Net change in unrealized appreciation (depreciation)	20,587,034	2,173,516
Net increase in net assets resulting from operations	24,847,328	2,093,659
Distributions to shareholders
Net investment income
Class 1	—	(47,381)
Net realized gains
Class 1	(2,818,665)	(17,991)
Class 2	(94,608)	(4,356)
Total distributions to shareholders	(2,913,273)	(69,728)
Increase (decrease) in net assets from capital stock activity	66,413,518	30,262,982
Total increase in net assets	88,347,573	32,286,913
Net assets at beginning of year	37,551,644	5,264,731
Net assets at end of year	$125,899,217	$37,551,644
Excess of distributions over net investment income	$(11,233)	$(8,335)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Variable Portfolio — Select Large Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	4,195,438	63,813,512	2,634,904	30,772,393
Distributions reinvested	167,379	2,818,665	5,570	65,372
Redemptions	(21,746)	(313,267)	(50,674)	(579,139)
Net increase	4,341,071	66,318,910	2,589,800	30,258,626
Class 2 shares
Distributions reinvested	5,679	94,608	389	4,356
Net increase	5,679	94,608	389	4,356
Total net increase	4,346,750	66,413,518	2,590,189	30,262,982

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Variable Portfolio — Select Large Cap Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012	2011		2010		2009
Per share data
Net asset value, beginning of period	$12.14	$10.48	$11.24		$9.00		$6.13
Income from investment operations:
Net investment income (loss)	(0.06)	0.05	(0.05)		(0.05)		(0.01)
Net realized and unrealized gain (loss)	5.25	1.64	(0.24)		2.29		2.88
Total from investment operations	5.19	1.69	(0.29)		2.24		2.87
Less distributions to shareholders:
Net investment income	—	(0.01)	—		—		(0.00	)(a)
Net realized gains	(0.41)	(0.02)	(0.47)		—		—
Total distributions to shareholders	(0.41)	(0.03)	(0.47)		—		(0.00	)(a)
Net asset value, end of period	$16.92	$12.14	$10.48		$11.24		$9.00
Total return	42.77%	16.18%	(2.54%)		24.89%		46.87%
Ratios to average net assets(b)
Total gross expenses	0.93%	1.24%	2.56%		3.54%		4.56%
Total net expenses(c)	0.79%	0.80%	0.86	%(d)	0.85	%(d)	0.85	%(d)
Net investment income (loss)	(0.44%)	0.44%	(0.42%)		(0.40%)		(0.15%)
Supplemental data
Net assets, end of period (in thousands)	$121,574	$34,514	$2,645		$2,715		$2,252
Portfolio turnover	44%	31%	75%		87%		46%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Variable Portfolio — Select Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013	2012	2011		2010		2009
Per share data
Net asset value, beginning of period	$12.03	$10.39	$11.18		$8.97		$6.13
Income from investment operations:
Net investment loss	(0.10)	(0.04)	(0.08)		(0.07)		(0.03)
Net realized and unrealized gain (loss)	5.19	1.70	(0.24)		2.28		2.87
Total from investment operations	5.09	1.66	(0.32)		2.21		2.84
Less distributions to shareholders:
Net investment income	—	—	—		—		(0.00	)(a)
Net realized gains	(0.37)	(0.02)	(0.47)		—		—
Total distributions to shareholders	(0.37)	(0.02)	(0.47)		—		(0.00	)(a)
Net asset value, end of period	$16.75	$12.03	$10.39		$11.18		$8.97
Total return	42.37%	15.96%	(2.82%)		24.64%		46.35%
Ratios to average net assets(b)
Total gross expenses	1.18%	1.87%	2.81%		3.79%		4.81%
Total net expenses(c)	1.04%	1.06%	1.11	%(d)	1.10	%(d)	1.10	%(d)
Net investment loss	(0.68%)	(0.34%)	(0.67%)		(0.65%)		(0.40%)
Supplemental data
Net assets, end of period (in thousands)	$4,326	$3,038	$2,620		$2,696		$2,244
Portfolio turnover	44%	31%	75%		87%		46%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Select Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the

NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2013
17

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.71% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as

Annual Report 2013
18

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through April 30, 2014
Class 1	0.79%
Class 2	1.04

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, net operating loss reclassification and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$296,634
Accumulated net realized gain	(296,632)
Paid-in capital	(2)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

Annual Report 2013
19

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2013	2012
Ordinary income	$1,526,107	$47,382
Long-term capital gains	1,387,166	22,346
Total	$2,913,273	$69,728

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$242,552
Undistributed accumulated long-term gain	909,117
Unrealized appreciation	23,106,032

At December 31, 2013, the cost of investments for federal income tax purposes was $107,430,085 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$23,332,666
Unrealized depreciation	(226,634)
Net unrealized appreciation	$23,106,032

For the year ended December 31, 2013, $192,573 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $91,924,494 and $28,079,446, respectively, for the year ended December 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions,

Annual Report 2013
20

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Health Care Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
21

Columbia Variable Portfolio — Select Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Select Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Select Large Cap Growth Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2014

Annual Report 2013
22

Columbia Variable Portfolio — Select Large Cap Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2013.

Tax Designations:

Dividends Received Deduction	11.99%
Capital Gain Dividend	$2,411,097

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
23

Columbia Variable Portfolio — Select Large Cap Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
24

Columbia Variable Portfolio — Select Large Cap Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden décor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 183; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
25

Columbia Variable Portfolio — Select Large Cap Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013
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28

Columbia Variable Portfolio — Select Large Cap Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
29

Columbia Variable Portfolio — Select Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1526 D (2/14)

Annual Report

December 31, 2013

Columbia Variable Portfolio — Small Cap Value Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Small Cap Value Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	26
Federal Income Tax Information	27
Trustees and Officers	28
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio — Small Cap Value Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Small Cap Value Fund (the Fund) Class 2 shares returned 34.04% for the 12-month period that ended December 31, 2013.

>  The Fund slightly underperformed its benchmark, the Russell 2000 Value Index, which returned 34.52% for the same period.

>  Positions in the financials, materials and energy sectors aided performance, while technology and consumer discretionary holdings detracted from returns.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class 1	05/19/98	34.22	17.41	9.28
Class 2	06/01/00	34.04	17.22	9.10
Russell 2000 Value Index		34.52	17.64	8.61

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Variable Portfolio — Small Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013
3

Columbia Variable Portfolio — Small Cap Value Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 34.04%. The Fund slightly underperformed its benchmark, the Russell 2000 Value Index, which returned 34.52% for the same period. The market's rise in 2013 was driven by improving company valuations, bolstered by the Federal Reserve's (the Fed's) program of monthly bond purchases, known as quantitative easing. The portfolio generated excess returns through stock selection, as we identified some high quality stocks that were trading at discounted valuations that appreciated in 2013. Stock picking in the financials, materials and energy sectors provided a powerful boost to the Fund. However, relative returns were restrained by holdings in the technology and consumer discretionary sectors.

U.S. Economy Picked Up Momentum

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth steadily higher in 2013. Pent-up demand, low mortgage rates and an improving labor market helped home sales. Foreclosure activity has also trended downward. After a brief pullback midway through the year, manufacturing activity picked up in the late summer and remained strong. Business surveys and recent demand measures suggest that business spending could be poised to pick up. Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling, the possibility of an attack on Syria and uncertainty regarding the Fed's next move on monetary policy — prices on stocks and other riskier assets moved higher as central banks continued to pour liquidity into key markets. These sectors pulled back in July and August after the Fed began to talk about removing some of its support. However, when the Fed postponed its reduced monthly bond purchases to January 2014, and pledged to take a measured approach to its cutbacks, investor enthusiasm was restored and the market rally rebooted. U.S. equities posted their most significant gains since the late 1990s and most bond sectors managed modest positive returns for the year. Equity returns in developed foreign markets also were strong, while emerging stock markets lagged.

Financials, Materials and Energy Aided Returns

Financial names were among the strongest performers for the Fund, with hotel real estate investment trusts (REITs) providing a particularly bright spot. Among top performers was LaSalle Hotel Properties which benefited from an improving economy. The Fund avoided mortgage REITs, which underperformed as interest rates began to rise. Positions in insurance companies also helped results. Deeply discounted in early 2013, American Equity Investment Life Holding more than doubled in value due to equity exposure and management's policy writing prowess. Horace Mann Educators was buoyed by shareholder friendly policies and a successful management transition. Another insurance name, Safety Insurance Group, was acquired during the period.

In materials, metals and mining holdings helped drive returns along with paper and forest product stocks. Frac sand miner U.S. Silica Holdings benefited from growth in demand due to increased well drilling. In the paper and forest area, Buckeye Technologies was acquired by Georgia Pacific. We sold the position.

Several energy names also contributed positively to the Fund's performance. The stock of oilfield service and equipment provider RPC rose over the holding

Portfolio Management

Jeremy Javidi, CFA

John Barrett, CFA

Top Ten Holdings (%) (at December 31, 2013)
Greif, Inc., Class A	1.3
American Equity Investment Life Holding Co.	1.0
Esterline Technologies Corp.	1.0
Dana Holding Corp.	1.0
Hancock Holding Co.	0.9
Southwest Gas Corp.	0.9
Highwoods Properties, Inc.	0.9
IDACORP, Inc.	0.9
Wintrust Financial Corp.	0.9
Stone Energy Corp.	0.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	96.6
Consumer Discretionary	9.7
Consumer Staples	2.9
Energy	7.6
Financials	34.6
Health Care	4.8
Industrials	14.0
Information Technology	10.6
Materials	5.3
Telecommunication Services	0.7
Utilities	6.4
Exchange-Traded Funds	0.6
Money Market Funds	2.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
4

Columbia Variable Portfolio — Small Cap Value Fund

Manager Discussion of Fund Performance (continued)

period. The Fund sold the position when it reached its valuation target. Tesco Corporation, which provides oil rig rental equipment, appreciated in value as its market improved globally. Driller Patterson-UTI Energy benefited from efficiencies created by new drilling technology on its rigs.

Technology and Consumer Discretionary Names Detracted

Exposure to the semiconductor industry hurt the Fund's returns, as the sector was out of favor. For example, shares of Silicon Laboratories did not rise along with the market. Nevertheless, we maintained the position as we continue to believe in its high quality product and management team. Two semiconductor makers in the handset area, RF Micro Devices and Cypress Semiconductor, were hurt by a reduced level of consumer interest in the new generation of smartphones.

Several consumer discretionary holdings also detracted from the Fund's results. In the specialty retail area, Pier 1 Imports was affected by weather-related disruptions and weak consumer spending on home decor. Mattress retailer Select Comfort struggled due to the consumer pullback in discretionary spending. The stock price of rural department store retailer Stage Stores was hurt by a fickle consumer and management missteps. The decision not to own media stocks also detracted from the Fund's performance when that sector outperformed as a result of positive merger and acquisition activity. Overall, we still consider media unattractive over our three- to five-year investment cycle.

Looking Ahead

Despite the sharp gain in equity performance in 2013, U.S. economic growth remains modest. Improvement in small-cap business fundamentals currently continues to outpace that of the broader market. At present, we expect the economy to continue to expand in 2014, albeit with opportunities to surprise on the upside as the consumer's balance sheet continues to improve. We currently believe the market's quantitative easing-driven valuation rally is in its late stages. With valuations now reflecting a moderate pace of economic expansion and low bond yields, we expect future returns to be driven by company-specific fundamental improvements, a development that should benefit the Fund's strategy.

We remain focused on finding higher quality stocks at attractive prices from companies with growing cash flow and strong balance sheets that can benefit from a slow growth environment. As valuations have risen in all sectors, there is scarce opportunity to benefit from sector-specific opportunities to find value. In general, our portfolio make-up mimics that of the small cap value market. However, at this point, we have remained underweight in the financials sector, as it represents over 39% of the benchmark. In particular, we continue to limit the portfolio's exposure to business development companies and mortgage REITs, although we have slightly increased our exposure to the latter where we are finding value. Overall, we continue to emphasize quality companies with stable, positive earnings.

Annual Report 2013
5

Columbia Variable Portfolio — Small Cap Value Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,173.20	1,021.00	4.87	4.53	0.88
Class 2	1,000.00	1,000.00	1,171.80	1,020.23	5.70	5.30	1.03

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 97.3%

Issuer	Shares	Value ($)
Consumer Discretionary 9.8%
Auto Components 1.8%
Dana Holding Corp.	190,756	3,742,633
Fuel Systems Solutions, Inc.(a)	39,177	543,385
Gentherm, Inc.(a)	58,979	1,581,227
Remy International, Inc.	53,189	1,240,367
Total		7,107,612
Distributors —%
VOXX International Corp.(a)	8,975	149,883
Diversified Consumer Services 0.2%
Universal Technical Institute, Inc.	65,341	908,893
Hotels, Restaurants & Leisure 0.9%
Del Frisco's Restaurant Group, Inc.(a)	41,088	968,444
Life Time Fitness, Inc.(a)	50,120	2,355,640
Total		3,324,084
Household Durables 0.9%
Cavco Industries, Inc.(a)	16,366	1,124,344
Helen of Troy Ltd.(a)	23,540	1,165,465
UCP Inc., Class A(a)	67,740	991,714
Total		3,281,523
Internet & Catalog Retail 0.2%
PetMed Express, Inc.	49,120	816,866
Leisure Equipment & Products 0.4%
Smith & Wesson Holding Corp.(a)	105,800	1,427,242
Multiline Retail 0.2%
Tuesday Morning Corp.(a)	58,354	931,330
Specialty Retail 2.9%
Children's Place Retail Stores, Inc. (The)(a)	46,860	2,669,614
Destination Maternity Corp.	24,790	740,725
Finish Line, Inc., Class A (The)	80,470	2,266,840
Haverty Furniture Companies, Inc.	44,842	1,403,555
Pier 1 Imports, Inc.	53,830	1,242,396
Select Comfort Corp.(a)	40,186	847,523
Shoe Carnival, Inc.	33,425	969,659
Stage Stores, Inc.	47,794	1,061,983
Total		11,202,295
Textiles, Apparel & Luxury Goods 2.3%
Columbia Sportswear Co.	25,365	1,997,494
Crocs, Inc.(a)	71,060	1,131,275
Deckers Outdoor Corp.(a)	18,920	1,597,983

Common Stocks (continued)

Issuer	Shares	Value ($)
G-III Apparel Group Ltd.(a)	22,360	1,649,944
Steven Madden Ltd.(a)	64,850	2,372,862
Total		8,749,558
Total Consumer Discretionary		37,899,286
Consumer Staples 3.0%
Food & Staples Retailing 0.6%
Andersons, Inc. (The)	24,090	2,148,105
Food Products 2.0%
Chiquita Brands International, Inc.(a)	116,300	1,360,710
Darling International, Inc.(a)	146,340	3,055,579
Fresh Del Monte Produce, Inc.	105,109	2,974,585
John B. Sanfilippo & Son, Inc.	15,015	370,570
Total		7,761,444
Personal Products 0.4%
Inter Parfums, Inc.	44,482	1,592,901
Total Consumer Staples		11,502,450
Energy 7.6%
Energy Equipment & Services 3.0%
Dawson Geophysical Co.(a)	41,122	1,390,746
Gulf Island Fabrication, Inc.	50,885	1,181,550
Newpark Resources, Inc.(a)	151,621	1,863,422
Patterson-UTI Energy, Inc.	93,870	2,376,788
Tesco Corp.(a)	82,050	1,622,949
TGC Industries, Inc.	67,345	491,618
Tidewater, Inc.	47,733	2,829,135
Total		11,756,208
Oil, Gas & Consumable Fuels 4.6%
Bill Barrett Corp.(a)	72,930	1,953,065
Comstock Resources, Inc.	125,750	2,299,968
Energy XXI Bermuda Ltd.	103,740	2,807,204
Forest Oil Corp.(a)	531,370	1,918,246
Rex Energy Corp.(a)	79,144	1,559,928
Stone Energy Corp.(a)	92,229	3,190,201
VAALCO Energy, Inc.(a)	221,168	1,523,848
Western Refining, Inc.	30,190	1,280,358
World Fuel Services Corp.	29,700	1,281,852
Total		17,814,670
Total Energy		29,570,878

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Financials 34.8%
Capital Markets 0.7%
GFI Group, Inc.	227,187	888,301
INTL FCStone, Inc.(a)	91,235	1,691,497
Total		2,579,798
Commercial Banks 12.9%
Ameris Bancorp(a)	97,108	2,049,950
BancFirst Corp.	29,212	1,637,625
BankUnited, Inc.	86,603	2,850,971
Banner Corp.	18,643	835,579
Bridge Bancorp, Inc.	21,240	552,240
Bryn Mawr Bank Corp.	69,211	2,088,788
Capital City Bank Group, Inc.(a)	52,600	619,102
Chemical Financial Corp.	74,629	2,363,500
Columbia Banking System, Inc.	90,649	2,493,754
Community Trust Bancorp, Inc.	48,829	2,205,118
First Citizens BancShares Inc., Class A	7,938	1,767,237
First Commonwealth Financial Corp.	255,328	2,251,993
First Financial Corp.	74,789	2,734,286
First NBC Bank Holding Co.(a)	31,845	1,028,594
FirstMerit Corp.	80,450	1,788,403
Glacier Bancorp, Inc.	34,710	1,034,011
Hancock Holding Co.	93,564	3,431,928
Home Federal Bancorp, Inc.	150,847	2,247,620
Hudson Valley Holding Corp.	43,432	883,841
Investors Bancorp, Inc.	105,743	2,704,906
Merchants Bancshares, Inc.	58,924	1,973,954
Northrim BanCorp, Inc.	73,310	1,923,654
Sterling Bancorp	117,830	1,575,387
Synovus Financial Corp.	445,328	1,603,181
TowneBank	24,070	370,437
Union First Market Bankshares Corp.	56,350	1,398,043
Washington Banking Co.	28,833	511,209
Wintrust Financial Corp.	70,957	3,272,537
Total		50,197,848
Consumer Finance 0.4%
Cash America International, Inc.	42,599	1,631,542

Common Stocks (continued)

Issuer	Shares	Value ($)
Diversified Financial Services 0.9%
Interactive Brokers Group, Inc., Class A	87,080	2,119,527
Pico Holdings, Inc.(a)	51,079	1,180,436
Total		3,299,963
Insurance 8.4%
Allied World Assurance Co. Holdings AG	10,410	1,174,352
American Equity Investment Life Holding Co.	143,209	3,777,853
Argo Group International Holdings Ltd.	52,953	2,461,785
Baldwin & Lyons, Inc., Class B	50,828	1,388,621
EMC Insurance Group, Inc.	72,760	2,227,911
Endurance Specialty Holdings Ltd.	47,400	2,780,958
FBL Financial Group, Inc., Class A	29,217	1,308,630
Hanover Insurance Group, Inc. (The)	52,025	3,106,413
Horace Mann Educators Corp.	68,810	2,170,267
Kemper Corp.	52,955	2,164,800
National Western Life Insurance Co., Class A	8,502	1,900,622
Navigators Group, Inc. (The)(a)	22,080	1,394,573
Safety Insurance Group, Inc.	36,275	2,042,283
Symetra Financial Corp.	149,825	2,840,682
United Fire Group, Inc.	61,350	1,758,291
Total		32,498,041
Real Estate Investment Trusts (REITs) 9.0%
AG Mortgage Investment Trust, Inc.	103,302	1,615,643
Apollo Residential Mortgage, Inc.	90,490	1,337,442
Associated Estates Realty Corp.	95,839	1,538,216
Brandywine Realty Trust	176,320	2,484,349
Campus Crest Communities, Inc.	270,469	2,545,113
Chesapeake Lodging Trust	102,853	2,601,152
Cousins Properties, Inc.	223,691	2,304,017
CYS Investments, Inc.	274,550	2,034,416
Highwoods Properties, Inc.	92,770	3,355,491
LaSalle Hotel Properties	84,200	2,598,412
National Health Investors, Inc.	33,297	1,867,962
Post Properties, Inc.	47,040	2,127,619
Potlatch Corp.	57,457	2,398,255
Sabra Health Care REIT, Inc.	71,670	1,873,454
Sunstone Hotel Investors, Inc.	168,806	2,262,001
Terreno Realty Corp.	118,337	2,094,565
Total		35,038,107

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 2.5%
Bank Mutual Corp.	227,680	1,596,037
BankFinancial Corp.	114,338	1,047,336
Brookline Bancorp, Inc.	174,280	1,667,860
MGIC Investment Corp.(a)	139,163	1,174,536
Washington Federal, Inc.	131,515	3,062,984
WSFS Financial Corp.	16,465	1,276,531
Total		9,825,284
Total Financials		135,070,583
Health Care 4.8%
Biotechnology 0.2%
Ariad Pharmaceuticals, Inc.(a)	124,720	850,590
Health Care Equipment & Supplies 0.8%
CONMED Corp.	69,385	2,948,863
Health Care Providers & Services 2.4%
Centene Corp.(a)	26,200	1,544,490
Chemed Corp.	30,673	2,350,165
Ensign Group, Inc. (The)	21,402	947,467
Magellan Health Services, Inc.(a)	43,420	2,601,292
Molina Healthcare, Inc.(a)	59,410	2,064,498
Total		9,507,912
Health Care Technology 0.4%
Allscripts-Misys Healthcare Solutions, Inc.(a)	109,440	1,691,942
Pharmaceuticals 1.0%
Impax Laboratories, Inc.(a)	112,920	2,838,809
Supernus Pharmaceuticals, Inc.(a)	136,842	1,031,788
Total		3,870,597
Total Health Care		18,869,904
Industrials 14.1%
Aerospace & Defense 2.0%
Esterline Technologies Corp.(a)	36,930	3,765,383
KEYW Holding Corp. (The)(a)	146,520	1,969,229
Orbital Sciences Corp.(a)	82,143	1,913,932
Total		7,648,544
Airlines 0.4%
Skywest, Inc.	115,947	1,719,494

Common Stocks (continued)

Issuer	Shares	Value ($)
Building Products 0.5%
Universal Forest Products, Inc.	35,700	1,861,398
Commercial Services & Supplies 2.1%
ACCO Brands Corp.(a)	150,241	1,009,620
EnerNOC, Inc.(a)	93,095	1,602,165
Ennis, Inc.	60,592	1,072,478
Steelcase, Inc., Class A	159,100	2,523,326
Unifirst Corp.	18,160	1,943,120
Total		8,150,709
Construction & Engineering 0.2%
Layne Christensen Co.(a)	56,239	960,562
Electrical Equipment 1.6%
Brady Corp., Class A	42,950	1,328,444
General Cable Corp.	81,520	2,397,503
GrafTech International Ltd.(a)	213,558	2,398,256
Total		6,124,203
Machinery 5.7%
Albany International Corp., Class A	39,023	1,402,096
Altra Industrial Motion Corp.	55,987	1,915,875
Briggs & Stratton Corp.	90,581	1,971,043
CIRCOR International, Inc.	29,129	2,353,041
Dynamic Materials Corp.	54,468	1,184,134
EnPro Industries, Inc.(a)	38,496	2,219,294
FreightCar America, Inc.	42,078	1,120,116
Gorman-Rupp Co.	29,826	997,083
Kadant, Inc.	35,946	1,456,532
LB Foster Co., Class A	42,469	2,008,359
Lydall, Inc.(a)	21,266	374,707
Mueller Industries, Inc.	42,684	2,689,519
Titan International, Inc.	87,603	1,575,102
Twin Disc, Inc.	32,738	847,587
Total		22,114,488
Professional Services 0.5%
Korn/Ferry International(a)	67,814	1,771,302
Road & Rail 1.1%
Heartland Express, Inc.	106,043	2,080,563
Werner Enterprises, Inc.	87,738	2,169,761
Total		4,250,324
Total Industrials		54,601,024

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 10.6%
Communications Equipment 0.7%
Digi International, Inc.(a)	30,936	374,944
Harmonic, Inc.(a)	157,780	1,164,417
Polycom, Inc.(a)	106,440	1,195,321
Total		2,734,682
Electronic Equipment, Instruments & Components 1.9%
Audience, Inc.(a)	39,060	454,658
GSI Group, Inc.(a)	106,115	1,192,733
Littelfuse, Inc.	19,810	1,840,943
Measurement Specialties, Inc.(a)	27,612	1,675,772
MTS Systems Corp.	18,839	1,342,279
Rofin-Sinar Technologies, Inc.(a)	34,823	940,918
Total		7,447,303
Internet Software & Services 0.5%
j2 Global, Inc.	37,536	1,877,175
IT Services 1.3%
Global Cash Access Holdings, Inc.(a)	128,103	1,279,749
MoneyGram International, Inc.(a)	93,501	1,942,951
TeleTech Holdings, Inc.(a)	69,350	1,660,239
Total		4,882,939
Semiconductors & Semiconductor Equipment 4.3%
Cypress Semiconductor Corp.	69,230	726,915
Entegris, Inc.(a)	192,130	2,228,708
Integrated Device Technology, Inc.(a)	186,220	1,897,582
IXYS Corp.	39,366	510,577
M/A-COM Technology Solutions Holdings, Inc.(a)	51,312	871,791
Microsemi Corp.(a)	47,520	1,185,624
MKS Instruments, Inc.	65,185	1,951,639
OmniVision Technologies, Inc.(a)	56,710	975,412
RF Micro Devices, Inc.(a)	331,070	1,708,321
Silicon Image, Inc.(a)	216,760	1,333,074
Silicon Laboratories, Inc.(a)	34,710	1,503,290
Spansion, Inc., Class A(a)	80,410	1,116,895
Teradyne, Inc.(a)	48,040	846,465
Total		16,856,293
Software 1.9%
ePlus, Inc.(a)	1,173	66,673
Mentor Graphics Corp.	132,500	3,189,275

Common Stocks (continued)

Issuer	Shares	Value ($)
Progress Software Corp.(a)	45,921	1,186,139
PTC, Inc.(a)	55,195	1,953,351
Tangoe, Inc.(a)	62,360	1,123,104
Total		7,518,542
Total Information Technology		41,316,934
Materials 5.4%
Chemicals 3.2%
A. Schulman, Inc.	54,520	1,922,375
Kraton Performance Polymers, Inc.(a)	74,231	1,711,025
LSB Industries, Inc.(a)	40,948	1,679,687
Olin Corp.	70,077	2,021,721
OM Group, Inc.(a)	71,973	2,620,537
Tronox Ltd., Class A	105,593	2,436,031
Total		12,391,376
Containers & Packaging 1.2%
Greif, Inc., Class A	91,687	4,804,399
Metals & Mining 1.0%
Hecla Mining Co.	614,950	1,894,046
Olympic Steel, Inc.	61,841	1,792,152
Total		3,686,198
Total Materials		20,881,973
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.4%
Cbeyond, Inc.(a)	105,116	725,300
magicJack VocalTec Ltd.(a)	93,980	1,120,242
Total		1,845,542
Wireless Telecommunication Services 0.3%
Shenandoah Telecommunications Co.	42,044	1,079,269
Total Telecommunication Services		2,924,811
Utilities 6.5%
Electric Utilities 3.1%
Allete, Inc.	34,219	1,706,844
El Paso Electric Co.	68,530	2,406,088
IDACORP, Inc.	63,740	3,304,282
MGE Energy, Inc.	28,940	1,675,626
Portland General Electric Co.	91,285	2,756,807
Total		11,849,647

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Gas Utilities 2.1%
Laclede Group, Inc. (The)	61,491	2,800,300
Southwest Gas Corp.	60,661	3,391,556
WGL Holdings, Inc.	49,860	1,997,392
Total		8,189,248
Multi-Utilities 1.3%
Avista Corp.	91,650	2,583,613
Vectren Corp.	69,405	2,463,878
Total		5,047,491
Total Utilities		25,086,386
Total Common Stocks (Cost: $316,281,044)		377,724,229

Exchange-Traded Funds 0.6%

	Shares	Value ($)
iShares Russell 2000 Value ETF	23,220	2,310,390
Total Exchange-Traded Funds (Cost: $2,228,529)		2,310,390

Money Market Funds 2.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.094%(b)(c)	11,068,316	11,068,316
Total Money Market Funds (Cost: $11,068,316)		11,068,316
Total Investments (Cost: $329,577,889)		391,102,935
Other Assets & Liabilities, Net		(3,060,427)
Net Assets		388,042,508

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,182,116	91,980,290	(83,094,090)	11,068,316	7,469	11,068,316

Abbreviation Legend

MGIC  Mortgage Guaranty Insurance Corporation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	37,899,286	—	—	37,899,286
Consumer Staples	11,502,450	—	—	11,502,450
Energy	29,570,878	—	—	29,570,878
Financials	135,070,583	—	—	135,070,583
Health Care	18,869,904	—	—	18,869,904
Industrials	54,601,024	—	—	54,601,024
Information Technology	41,316,934	—	—	41,316,934
Materials	20,881,973	—	—	20,881,973
Telecommunication Services	2,924,811	—	—	2,924,811
Utilities	25,086,386	—	—	25,086,386
Exchange-Traded Funds	2,310,390	—	—	2,310,390
Total Equity Securities	380,034,619	—	—	380,034,619
Mutual Funds
Money Market Funds	11,068,316	—	—	11,068,316
Total Mutual Funds	11,068,316	—	—	11,068,316
Total	391,102,935	—	—	391,102,935

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Variable Portfolio — Small Cap Value Fund

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $318,509,573)	$380,034,619
Affiliated issuers (identified cost $11,068,316)	11,068,316
Total investments (identified cost $329,577,889)	391,102,935
Receivable for:
Investments sold	510,067
Capital shares sold	157,989
Dividends	490,699
Reclaims	1,085
Expense reimbursement due from Investment Manager	75,053
Prepaid expenses	2,495
Trustees' deferred compensation plan	43,967
Total assets	392,384,290
Liabilities
Payable for:
Investments purchased	2,903,885
Capital shares purchased	952,361
Investment management fees	262,590
Distribution and/or service fees	81,369
Transfer agent fees	19,943
Administration fees	26,592
Compensation of board members	241
Chief compliance officer expenses	51
Other expenses	50,783
Trustees' deferred compensation plan	43,967
Total liabilities	4,341,782
Net assets applicable to outstanding capital stock	$388,042,508
Represented by
Paid-in capital	$278,728,700
Undistributed net investment income	1,755,576
Accumulated net realized gain	46,033,127
Unrealized appreciation (depreciation) on:
Investments	61,525,046
Foreign currency translations	59
Total — representing net assets applicable to outstanding capital stock	$388,042,508

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Variable Portfolio — Small Cap Value Fund

Statement of Assets and Liabilities (continued)

December 31, 2013

Class 1
Net assets	$8,083,793
Shares outstanding	395,124
Net asset value per share	$20.46
Class 2
Net assets	$379,958,715
Shares outstanding	18,632,866
Net asset value per share	$20.39

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Variable Portfolio — Small Cap Value Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$5,420,805
Dividends — affiliated issuers	7,469
Interest	112
Foreign taxes withheld	(1,163)
Total income	5,427,223
Expenses:
Investment management fees	2,778,196
Distribution and/or service fees
Class 2	843,750
Transfer agent fees
Class 1	8,502
Class 2	202,496
Administration fees	281,339
Compensation of board members	24,796
Custodian fees	23,160
Printing and postage fees	85,603
Professional fees	30,620
Line of credit interest expense	127
Chief compliance officer expenses	203
Other	10,539
Total expenses	4,289,331
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(687,167)
Total net expenses	3,602,164
Net investment income	1,825,059
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	48,733,533
Foreign currency translations	(96)
Net realized gain	48,733,437
Net change in unrealized appreciation (depreciation) on:
Investments	52,133,263
Foreign currency translations	57
Net change in unrealized appreciation (depreciation)	52,133,320
Net realized and unrealized gain	100,866,757
Net increase in net assets resulting from operations	$102,691,816

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Variable Portfolio — Small Cap Value Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income	$1,825,059	$2,876,002
Net realized gain (loss)	48,733,437	(2,463,586)
Net change in unrealized appreciation (depreciation)	52,133,320	32,482,486
Net increase in net assets resulting from operations	102,691,816	32,894,902
Distributions to shareholders
Net investment income
Class 1	(81,752)	(92,472)
Class 2	(3,409,393)	(812,331)
Net realized gains
Class 1	—	(957,894)
Class 2	—	(13,057,096)
Total distributions to shareholders	(3,491,145)	(14,919,793)
Increase (decrease) in net assets from capital stock activity	(30,353,275)	9,989,516
Total increase in net assets	68,847,396	27,964,625
Net assets at beginning of year	319,195,112	291,230,487
Net assets at end of year	$388,042,508	$319,195,112
Undistributed net investment income	$1,755,576	$3,372,093

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Variable Portfolio — Small Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	71,472	1,230,784	122,293	1,852,356
Distributions reinvested	4,395	81,752	74,126	1,050,365
Redemptions	(1,013,265)	(17,843,148)	(581,889)	(9,007,152)
Net decrease	(937,398)	(16,530,612)	(385,470)	(6,104,431)
Class 2 shares
Subscriptions	1,859,711	34,089,320	2,413,047	36,162,495
Distributions reinvested	183,795	3,409,393	980,865	13,869,426
Redemptions	(2,852,960)	(51,321,376)	(2,257,004)	(33,937,974)
Net increase (decrease)	(809,454)	(13,822,663)	1,136,908	16,093,947
Total net increase (decrease)	(1,746,852)	(30,353,275)	751,438	9,989,516

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Variable Portfolio — Small Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013		2012	2011		2010		2009
Per share data
Net asset value, beginning of period	$15.41		$14.59	$17.53		$14.01		$11.35
Income from investment operations:
Net investment income	0.11		0.16	0.12		0.13		0.12
Net realized and unrealized gain (loss)	5.14		1.44	(1.04)		3.58		2.70
Total from investment operations	5.25		1.60	(0.92)		3.71		2.82
Less distributions to shareholders:
Net investment income	(0.20)		(0.07)	(0.17)		(0.19)		(0.14)
Net realized gains	—		(0.71)	(1.85)		—		(0.02)
Total distributions to shareholders	(0.20)		(0.78)	(2.02)		(0.19)		(0.16)
Net asset value, end of period	$20.46		$15.41	$14.59		$17.53		$14.01
Total return	34.22%		11.40%	(5.96%)		26.75%		25.16%
Ratios to average net assets(a)
Total gross expenses	0.98	%(b)	1.00%	0.98	%(b)	0.93	%(b)	0.92%
Total net expenses(c)	0.88	%(b)	0.88%	0.90	%(b)	0.93	%(b)(d)(e)	0.92	%(d)
Net investment income	0.63%		1.06%	0.76%		0.85%		0.99%
Supplemental data
Net assets, end of period (in thousands)	$8,084		$20,532	$25,058		$29,529		$23,538
Portfolio turnover	58%		49%	32%		39%		43%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  The Investment Manager reimbursed line of credit interest expense which had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Variable Portfolio — Small Cap Value Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013		2012	2011		2010		2009
Per share data
Net asset value, beginning of period	$15.36		$14.54	$17.49		$13.98		$11.31
Income from investment operations:
Net investment income	0.09		0.14	0.10		0.09		0.10
Net realized and unrealized gain (loss)	5.12		1.43	(1.04)		3.58		2.70
Total from investment operations	5.21		1.57	(0.94)		3.67		2.80
Less distributions to shareholders:
Net investment income	(0.18)		(0.04)	(0.16)		(0.16)		(0.11)
Net realized gains	—		(0.71)	(1.85)		—		(0.02)
Total distributions to shareholders	(0.18)		(0.75)	(2.01)		(0.16)		(0.13)
Net asset value, end of period	$20.39		$15.36	$14.54		$17.49		$13.98
Total return	34.04%		11.25%	(6.13%)		26.46%		25.00%
Ratios to average net assets(a)
Total gross expenses	1.23	%(b)	1.25%	1.23	%(b)	1.18	%(b)	1.17%
Total net expenses(c)	1.03	%(b)	1.03%	1.05	%(b)	1.10	%(b)(d)(e)	1.10	%(e)
Net investment income	0.51%		0.93%	0.61%		0.61%		0.81%
Supplemental data
Net assets, end of period (in thousands)	$379,959		$298,663	$266,172		$293,600		$436,346
Portfolio turnover	58%		49%	32%		39%		43%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The Investment Manager reimbursed line of credit interest expense which had an impact of less than 0.01%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2013
21

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2013

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and

Annual Report 2013
22

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2013

distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.79% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through April 30, 2014
Class 1	0.88%
Class 2	1.03

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if

Annual Report 2013
23

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2013

applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition, the Distributor has voluntarily agreed to reimburse the Class 2 distribution fee in excess of 0.15% if the total annual Fund operating expenses applicable to Class 2 shares, including distribution fees, exceed the annual rate of 1.03% of the average daily net assets attributable to Class 2 shares. This arrangement may be modified or terminated by the Distributor at any time.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$49,569
Accumulated net realized gain	(49,569)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2013	2012
Ordinary income	$3,491,145	$2,634,395
Long-term capital gains	—	12,285,398
Total	$3,491,145	$14,919,793

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$20,106,959
Undistributed accumulated long-term capital gains	27,936,230
Unrealized appreciation	61,311,018

At December 31, 2013, the cost of investments for federal income tax purposes was $329,791,917 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$69,113,960
Unrealized depreciation	(7,802,942)
Net unrealized appreciation	$61,311,018

For the year ended December 31, 2013, $2,481,019 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $198,615,575 and $236,601,105, respectively, for the year ended December 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2013, three unaffiliated shareholder accounts owned an aggregate of 93.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2013
24

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2013

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended December 31, 2013, the average daily loan balance outstanding on days when borrowing existed was $1,900,000 at a weighted average interest rate of 1.20%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financials sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
25

Columbia Variable Portfolio — Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Small Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Small Cap Value Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2014

Annual Report 2013
26

Columbia Variable Portfolio — Small Cap Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2013.

Tax Designations:

Dividends Received Deduction	98.93%
Capital Gain Dividend	$29,333,042

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
27

Columbia Variable Portfolio — Small Cap Value Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
28

Columbia Variable Portfolio — Small Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden décor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 183; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
29

Columbia Variable Portfolio — Small Cap Value Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013
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Annual Report 2013
32

Columbia Variable Portfolio — Small Cap Value Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
33

Columbia Variable Portfolio — Small Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1501 D (2/14)

Annual Report

December 31, 2013

Columbia Variable Portfolio — Small Company Growth Fund

Please remember that you may not buy (nor will you own) shares of the fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Small Company Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	24
Federal Income Tax Information	25
Trustees and Officers	26
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio — Small Company Growth Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Small Company Growth Fund (the Fund) Class 2 shares returned 40.03% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 43.30% for the same 12-month period.

>  Stock selection in the health care, consumer staples and materials sectors detracted from relative returns, while selections within information technology and consumer discretionary helped performance.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	40.47	19.11	7.55
Class 2	06/01/00	40.03	18.77	7.36
Russell 2000 Growth Index		43.30	22.58	9.41

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Variable Portfolio — Small Company Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Small Company Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013
3

Columbia Variable Portfolio — Small Company Growth Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 40.03%. The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 43.30% for the same time period. In a period that was quite strong for small company growth stocks overall, stock selection in the health care, consumer staples and materials sectors detracted from relative returns, while fund holdings in the information technology and consumer discretionary sectors were among the top contributors to relative performance for the year.

U.S. Economy Gained Momentum

Steady job growth, a solid rebound in the housing market and increased manufacturing activity drove economic growth steadily higher in 2013. Pent-up demand, low mortgage rates and an improving labor market helped home sales. Foreclosure activity also has trended downward. After a brief pullback midway through the year, manufacturing activity picked up in the late summer and remained strong. Business surveys and recent demand measures suggest that business spending could be poised to pick up. Even though a host of concerns weighed on investors — the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling, the possibility of an attack on Syria and uncertainty regarding the Federal Reserve's (the Fed's) next move on monetary policy — prices on stocks and other riskier assets moved higher as central banks continued to pour liquidity into key markets. These sectors pulled back in July and August after the Fed began to talk about removing some of its support. However, when the Fed chose to delay its reduced monthly bond purchases to January 2014, and pledged to take a measured approach to its cutbacks, investor enthusiasm was restored and the market rally rebooted. U.S. equities posted their most significant gains since the late 1990s. Small-cap stocks outperformed large- and mid-cap stocks and growth outperformed value.

A Few Disappointments in a Strong Year for Small Caps

Despite a return of more than 40% for the period, there were a few disappointments. The Fund trailed the benchmark in health care, consumer staples and materials. However, the two biggest disappointments were in health care, where biotechnology companies ARIAD Pharmaceuticals and Infinity Pharmaceuticals both lost ground. ARIAD shares fell after the company stopped clinical trials of its leukemia drug when new data showed an increase in blood clots and heart problems among participating patients. We sold the position. While Infinity had positive news from its trials of a cutting-edge blood cancer drug, the company's share price fell significantly due to confusion about the strength of the trials and competitive concerns. We retained the position as we believe the concerns are overdone and the potential market for its reduced toxicity blood cancer treatment is substantial.

Information Technology and Consumer Discretionary Selections Bolstered Performance

The largest contributors to the Fund's relative performance came from the information technology and consumer discretionary sectors. Technology company Yelp was a top performer, as its online database of user-generated business reviews drove an increase in advertising revenue, and its newly introduced services with built-in transaction capability were well received. We

Portfolio Management

Wayne Collette, CFA

Lawrence Lin, CFA

Rahul Narang*

*Effective September 12, 2013, Rahul Narang was named a Portfolio Manager of the Fund and George Myers and Brian Neigut no longer serve as Portfolio Managers of the Fund.

Top Ten Holdings (%) (at December 31, 2013)
Fifth & Pacific Companies, Inc.	2.2
Align Technology, Inc.	2.2
Altisource Residential Corp.	2.1
Middleby Corp. (The)	2.0
CoStar Group, Inc.	2.0
Select Comfort Corp.	1.9
Tyler Technologies, Inc.	1.7
Yelp, Inc.	1.6
Conn's, Inc.	1.6
Himax Technologies, Inc., ADR	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds and other cash equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	99.0
Consumer Discretionary	23.4
Consumer Staples	2.3
Energy	4.8
Financials	7.1
Health Care	21.1
Industrials	12.2
Information Technology	25.6
Materials	1.0
Telecommunication Services	1.5
Money Market Funds	1.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
4

Columbia Variable Portfolio — Small Company Growth Fund

Manager Discussion of Fund Performance (continued)

reduced the Fund's position in Yelp due to the dramatic increase in its stock valuation. Another top tech contributor was Himax Technologies, a component supplier for the head-mounted wearable computer Google Glass, which is slated for a much-anticipated mass release in 2014.

Specialty durable goods retailer Conn's was the top contributor in the consumer discretionary sector. The company's stock suffered earlier in the year due to concerns about a systems change that affected the ability of the firm to collect adequate credit data for its consumer lending business. A resolution of those problems in the fourth quarter resulted in a substantial increase in the value of the stock.

Looking Ahead

While 2013 was a very good year for small-cap companies, we believe the coming year may prove to be a different story. With the Fed beginning to scale back its bond-buying program, the market environment may become more volatile, which could hurt smaller companies in particular. Rising interest rates as a result of Fed actions could also hurt sectors of the economy, such as housing, that are particularly important to smaller firms. Despite these potential headwinds, we believe we have positioned the Fund to benefit from our research process, which focuses on the business fundamentals of individual companies. This process seeks to identify well-managed companies with strong corporate balance sheets that offer the potential for long-term value creation.

Annual Report 2013
5

Columbia Variable Portfolio — Small Company Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,220.30	1,020.59	5.43	4.94	0.96
Class 2	1,000.00	1,000.00	1,218.80	1,019.31	6.84	6.23	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.3%

Issuer	Shares	Value ($)
Consumer Discretionary 23.4%
Automobiles 0.7%
Winnebago Industries, Inc.(a)	10,420	286,029
Diversified Consumer Services 1.4%
LifeLock, Inc.(a)	32,821	538,593
Hotels, Restaurants & Leisure 4.4%
Diamond Resorts International, Inc.(a)	20,141	371,803
Domino's Pizza, Inc.	8,539	594,741
Red Robin Gourmet Burgers, Inc.(a)	4,827	354,978
Six Flags Entertainment Corp.	10,032	369,378
Total		1,690,900
Internet & Catalog Retail 1.3%
Qunar Cayman Islands Ltd., ADR(a)	2,766	73,382
RetailMeNot, Inc.(a)	6,793	195,571
Shutterfly, Inc.(a)	4,623	235,449
Total		504,402
Leisure Equipment & Products 1.7%
Arctic Cat, Inc.	5,725	326,210
Brunswick Corp.	7,364	339,186
Total		665,396
Media 1.4%
Eros International PLC(a)	10,504	116,699
MDC Partners, Inc., Class A	8,807	224,667
Nexstar Broadcasting Group, Inc., Class A	3,692	205,755
Total		547,121
Multiline Retail 1.3%
Burlington Stores, Inc.(a)	16,007	512,224
Specialty Retail 9.0%
Cabela's, Inc.(a)	2,721	181,382
Conn's, Inc.(a)	7,771	612,277
Five Below, Inc.(a)	10,109	436,709
GameStop Corp., Class A	6,371	313,835
Lumber Liquidators Holdings, Inc.(a)	4,343	446,851
Monro Muffler Brake, Inc.	8,249	464,914
Select Comfort Corp.(a)	34,357	724,589
Zale Corp.(a)	17,376	274,020
Total		3,454,577
Textiles, Apparel & Luxury Goods 2.2%
Fifth & Pacific Companies, Inc.(a)	25,799	827,374
Total Consumer Discretionary		9,026,616

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Staples 2.3%
Food & Staples Retailing 1.0%
Natural Grocers by Vitamin Cottage, Inc.(a)	5,705	242,177
Susser Holdings Corp.(a)	2,408	157,700
Total		399,877
Food Products 0.4%
Annie's, Inc.(a)	3,185	137,082
Personal Products 0.9%
Elizabeth Arden, Inc.(a)	10,030	355,564
Total Consumer Staples		892,523
Energy 4.9%
Energy Equipment & Services 0.7%
Geospace Technologies Corp.(a)	2,828	268,180
Oil, Gas & Consumable Fuels 4.2%
Bonanza Creek Energy, Inc.(a)	3,873	168,359
Carrizo Oil & Gas, Inc.(a)	7,986	357,533
Diamondback Energy, Inc.(a)	3,560	188,182
PDC Energy, Inc.(a)	3,306	175,945
Sanchez Energy Corp.(a)	13,538	331,817
Western Refining, Inc.	8,957	379,866
Total		1,601,702
Total Energy		1,869,882
Financials 7.1%
Commercial Banks 1.6%
Bancorp, Inc. (The)(a)	8,835	158,235
BankUnited, Inc.	7,379	242,917
Signature Bank(a)	1,801	193,463
Total		594,615
Consumer Finance 0.5%
Portfolio Recovery Associates, Inc.(a)	3,772	199,312
Insurance 0.5%
Amtrust Financial Services, Inc.	5,890	192,544
Real Estate Investment Trusts (REITs) 1.4%
DiamondRock Hospitality Co.	31,379	362,428
Sovran Self Storage, Inc.	2,859	186,321
Total		548,749

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Management & Development 3.1%
Altisource Portfolio Solutions SA(a)	2,467	391,340
Altisource Residential Corp.	27,037	814,084
Total		1,205,424
Total Financials		2,740,644
Health Care 21.2%
Biotechnology 5.1%
Aegerion Pharmaceuticals, Inc.(a)	2,700	191,592
Alnylam Pharmaceuticals, Inc.(a)	4,696	302,094
Bluebird Bio, Inc.(a)	5,022	105,362
Celldex Therapeutics, Inc.(a)	6,050	146,470
Infinity Pharmaceuticals, Inc.(a)	11,134	153,760
Insmed, Inc.(a)	10,760	183,028
Isis Pharmaceuticals, Inc.(a)	5,895	234,857
Keryx Biopharmaceuticals, Inc.(a)	19,815	256,604
Kythera Biopharmaceuticals, Inc.(a)	3,138	116,890
Novavax, Inc.(a)	24,758	126,761
TESARO, Inc.(a)	4,787	135,185
Total		1,952,603
Health Care Equipment & Supplies 6.0%
Align Technology, Inc.(a)	14,424	824,332
Cerus Corp.(a)	31,797	205,091
Cyberonics, Inc.(a)	3,432	224,830
Genmark Diagnostics, Inc.(a)	7,493	99,732
HeartWare International, Inc.(a)	2,630	247,115
Insulet Corp.(a)	8,162	302,810
Sirona Dental Systems, Inc.(a)	2,626	184,345
TearLab Corp.(a)	22,963	214,474
Total		2,302,729
Health Care Providers & Services 3.7%
Air Methods Corp.(a)	4,378	255,369
Brookdale Senior Living, Inc.(a)	21,570	586,273
Centene Corp.(a)	3,256	191,941
ExamWorks Group, Inc.(a)	7,973	238,153
IPC The Hospitalist Co., Inc.(a)	2,658	157,859
Total		1,429,595
Health Care Technology 4.0%
athenahealth, Inc.(a)	3,828	514,866
HMS Holdings Corp.(a)	18,868	428,870

Common Stocks (continued)

Issuer	Shares	Value ($)
Medidata Solutions, Inc.(a)	7,385	447,310
Vocera Communications, Inc.(a)	9,463	147,717
Total		1,538,763
Life Sciences Tools & Services 1.2%
ICON PLC(a)	11,227	453,683
Pharmaceuticals 1.2%
Jazz Pharmaceuticals PLC(a)	1,323	167,439
Pacira Pharmaceuticals, Inc.(a)	5,495	315,907
Total		483,346
Total Health Care		8,160,719
Industrials 12.2%
Airlines 1.2%
Alaska Air Group, Inc.	2,483	182,178
Spirit Airlines, Inc.(a)	6,003	272,596
Total		454,774
Building Products 0.3%
Trex Co., Inc.(a)	1,452	115,478
Commercial Services & Supplies 0.4%
MiX Telematics Ltd., ADR(a)	11,803	146,475
Electrical Equipment 0.8%
Acuity Brands, Inc.	3,061	334,628
Machinery 4.9%
Chart Industries, Inc.(a)	3,142	300,501
Hyster-Yale Materials Handling, Inc.	2,411	224,609
Manitowoc Co., Inc. (The)	9,436	220,047
Middleby Corp. (The)(a)	3,207	769,584
Proto Labs, Inc.(a)	2,191	155,955
Rexnord Corp.(a)	1,169	31,575
Tennant Co.	2,628	178,205
Total		1,880,476
Professional Services 3.2%
Advisory Board Co. (The)(a)	9,363	596,142
TrueBlue, Inc.(a)	9,819	253,134
Wageworks, Inc.(a)	6,615	393,196
Total		1,242,472
Road & Rail 0.6%
Swift Transportation Co.(a)	10,054	223,299

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Trading Companies & Distributors 0.8%
Beacon Roofing Supply, Inc.(a)	7,413	298,596
Total Industrials		4,696,198
Information Technology 25.7%
Communications Equipment 0.7%
Ruckus Wireless, Inc.(a)	19,787	280,975
Electronic Equipment, Instruments & Components 2.3%
Cognex Corp.	5,794	221,215
FEI Co.	2,693	240,647
FLIR Systems, Inc.	12,120	364,812
InvenSense, Inc.(a)	2,871	59,659
Total		886,333
Internet Software & Services 7.9%
Benefitfocus, Inc.(a)	1,675	96,715
ChannelAdvisor Corp.(a)	3,025	126,173
Cornerstone OnDemand, Inc.(a)	8,371	446,509
CoStar Group, Inc.(a)	4,049	747,364
Cvent, Inc.(a)	2,024	73,653
Pandora Media, Inc.(a)	13,254	352,556
Shutterstock, Inc.(a)	3,057	255,657
Trulia, Inc.(a)	6,138	216,487
Xoom Corp.(a)	4,138	113,257
Yelp, Inc.(a)	8,988	619,723
Total		3,048,094
IT Services 3.3%
Acxiom Corp.(a)	8,988	332,376
MAXIMUS, Inc.	11,897	523,349
ServiceSource International, Inc.(a)	3,055	25,601
WEX, Inc.(a)	3,783	374,631
Total		1,255,957
Semiconductors & Semiconductor Equipment 2.3%
EZchip Semiconductor Ltd.(a)	3,688	90,762
Formfactor, Inc.(a)	10,962	65,991
Himax Technologies, Inc., ADR	41,040	603,698
Inphi Corp.(a)	4,694	60,552
Rambus, Inc.(a)	7,529	71,300
Total		892,303
Common Stocks (continued)

Issuer	Shares	Value ($)
Software 9.2%
Aspen Technology, Inc.(a)	6,799	284,198
BroadSoft, Inc.(a)	7,407	202,507
Guidewire Software, Inc.(a)	9,161	449,530
Infoblox, Inc.(a)	11,838	390,891
Proofpoint, Inc.(a)	10,164	337,140
PTC, Inc.(a)	6,142	217,366
TiVo, Inc.(a)	19,211	252,048
Tyler Technologies, Inc.(a)	6,523	666,194
Ultimate Software Group, Inc. (The)(a)	3,649	559,100
Zynga, Inc., Class A(a)	43,547	165,479
Total		3,524,453
Total Information Technology		9,888,115
Materials 1.0%
Metals & Mining 0.6%
Horsehead Holding Corp.(a)	14,570	236,179
Paper & Forest Products 0.4%
Louisiana-Pacific Corp.(a)	8,270	153,078
Total Materials		389,257
Telecommunication Services 1.5%
Diversified Telecommunication Services 1.5%
Cogent Communications Group, Inc.	14,774	597,017
Total Telecommunication Services		597,017
Total Common Stocks (Cost: $30,857,885)		38,260,971

Money Market Funds 1.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(b)(c)	381,870	381,870
Total Money Market Funds (Cost: $381,870)		381,870
Total Investments (Cost: $31,239,755)		38,642,841
Other Assets & Liabilities, Net		(100,302)
Net Assets		38,542,539

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	598,391	15,761,946	(15,978,467)	381,870	852	381,870

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	9,026,616	—	—	9,026,616
Consumer Staples	892,523	—	—	892,523
Energy	1,869,882	—	—	1,869,882
Financials	2,740,644	—	—	2,740,644
Health Care	8,160,719	—	—	8,160,719
Industrials	4,696,198	—	—	4,696,198
Information Technology	9,888,115	—	—	9,888,115
Materials	389,257	—	—	389,257
Telecommunication Services	597,017	—	—	597,017
Total Equity Securities	38,260,971	—	—	38,260,971
Mutual Funds
Money Market Funds	381,870	—	—	381,870
Total Mutual Funds	381,870	—	—	381,870
Total	38,642,841	—	—	38,642,841

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Variable Portfolio — Small Company Growth Fund

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $30,857,885)	$38,260,971
Affiliated issuers (identified cost $381,870)	381,870
Total investments (identified cost $31,239,755)	38,642,841
Receivable for:
Investments sold	696,565
Dividends	3,899
Expense reimbursement due from Investment Manager	4,019
Prepaid expenses	242
Trustees' deferred compensation plan	25,641
Total assets	39,373,207
Liabilities
Disbursements in excess of cash	143,250
Payable for:
Investments purchased	528,403
Capital shares purchased	51,871
Investment management fees	26,398
Distribution and/or service fees	135
Transfer agent fees	2,005
Administration fees	2,673
Compensation of board members	22,370
Chief compliance officer expenses	5
Other expenses	27,917
Trustees' deferred compensation plan	25,641
Total liabilities	830,668
Net assets applicable to outstanding capital stock	$38,542,539
Represented by
Paid-in capital	$30,672,190
Excess of distributions over net investment income	(45,607)
Accumulated net realized gain	512,870
Unrealized appreciation (depreciation) on:
Investments	7,403,086
Total — representing net assets applicable to outstanding capital stock	$38,542,539

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Variable Portfolio — Small Company Growth Fund

Statement of Assets and Liabilities (continued)

December 31, 2013

Class 1
Net assets	$38,071,925
Shares outstanding	2,092,037
Net asset value per share	$18.20
Class 2
Net assets	$470,614
Shares outstanding	26,481
Net asset value per share	$17.77

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Small Company Growth Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$149,760
Dividends — affiliated issuers	852
Total income	150,612
Expenses:
Investment management fees	285,813
Distribution and/or service fees
Class 2	1,423
Transfer agent fees
Class 1	21,365
Class 2	341
Administration fees	28,943
Compensation of board members	21,896
Custodian fees	9,362
Printing and postage fees	19,643
Professional fees	20,553
Chief compliance officer expenses	19
Other	3,866
Total expenses	413,224
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(62,095)
Total net expenses	351,129
Net investment loss	(200,517)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	8,227,771
Foreign currency translations	(92)
Net realized gain	8,227,679
Net change in unrealized appreciation (depreciation) on:
Investments	4,188,729
Foreign currency translations	4
Net change in unrealized appreciation (depreciation)	4,188,733
Net realized and unrealized gain	12,416,412
Net increase in net assets resulting from operations	$12,215,895

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Small Company Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment loss	$(200,517)	$(54,797)
Net realized gain	8,227,679	3,493,444
Net change in unrealized appreciation (depreciation)	4,188,733	1,018,505
Net increase in net assets resulting from operations	12,215,895	4,457,152
Distributions to shareholders
Net investment income
Class 1	(37,314)	—
Total distributions to shareholders	(37,314)	—
Increase (decrease) in net assets from capital stock activity	(6,788,491)	(11,943,794)
Total increase (decrease) in net assets	5,390,090	(7,486,642)
Net assets at beginning of year	33,152,449	40,639,091
Net assets at end of year	$38,542,539	$33,152,449
Excess of distributions over net investment income	$(45,607)	$(40,195)

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Small Company Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	75,026	1,244,581	86,897	1,103,590
Distributions reinvested	2,321	37,314	—	—
Redemptions	(507,898)	(7,915,087)	(897,050)	(11,233,894)
Net decrease	(430,551)	(6,633,192)	(810,153)	(10,130,304)
Class 2 shares
Subscriptions	13,925	194,858	18,425	223,193
Redemptions	(22,003)	(350,157)	(165,356)	(2,036,683)
Net decrease	(8,078)	(155,299)	(146,931)	(1,813,490)
Total net decrease	(438,629)	(6,788,491)	(957,084)	(11,943,794)

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Small Company Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012	2011	2010		2009
Per share data
Net asset value, beginning of period	$12.97	$11.58	$12.26	$9.55		$7.60
Income from investment operations:
Net investment loss	(0.09)	(0.02)	(0.08)	(0.06)		(0.03)
Net realized and unrealized gain (loss)	5.34	1.41	(0.60)	2.77		1.98
Total from investment operations	5.25	1.39	(0.68)	2.71		1.95
Less distributions to shareholders:
Net investment income	(0.02)	—	—	—		—
Total distributions to shareholders	(0.02)	—	—	—		—
Net asset value, end of period	$18.20	$12.97	$11.58	$12.26		$9.55
Total return	40.47%	12.00%	(5.55%)	28.38%		25.66%
Ratios to average net assets(a)
Total gross expenses	1.14%	1.12%	1.21%	1.01%		1.09%
Total net expenses(b)	0.97%	0.99%	0.98%	0.90	%(c)	0.80	%(c)
Net investment loss	(0.55%)	(0.13%)	(0.66%)	(0.55%)		(0.33%)
Supplemental data
Net assets, end of period (in thousands)	$38,072	$32,714	$38,578	$50,324		$45,884
Portfolio turnover	127%	116%	106%	134%		112%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Small Company Growth Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013	2012	2011	2010		2009
Per share data
Net asset value, beginning of period	$12.69	$11.36	$12.06	$9.42		$7.52
Income from investment operations:
Net investment loss	(0.12)	(0.05)	(0.11)	(0.08)		(0.05)
Net realized and unrealized gain (loss)	5.20	1.38	(0.59)	2.72		1.95
Total from investment operations	5.08	1.33	(0.70)	2.64		1.90
Net asset value, end of period	$17.77	$12.69	$11.36	$12.06		$9.42
Total return	40.03%	11.71%	(5.80%)	28.03%		25.27%
Ratios to average net assets(a)
Total gross expenses	1.39%	1.42%	1.47%	1.26%		1.34%
Total net expenses(b)	1.22%	1.24%	1.23%	1.15	%(c)	1.05	%(c)
Net investment loss	(0.79%)	(0.44%)	(0.91%)	(0.81%)		(0.53%)
Supplemental data
Net assets, end of period (in thousands)	$471	$438	$2,061	$2,316		$1,251
Portfolio turnover	127%	116%	106%	134%		112%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Small Company Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on

Annual Report 2013
19

Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2013
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Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.79% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2013 through April 30, 2014	Prior to May 1, 2013
Class 1	0.96%	0.98%
Class 2	1.21	1.23

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Annual Report 2013
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Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

At December 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, net operating loss reclassification, passive foreign investment company (PFIC) holdings and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$232,419
Accumulated net realized gain	(117,124)
Paid-in capital	(115,295)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2013	2012
Ordinary income	$35,368	$—
Long-term capital gains	1,946	—
Total	$37,314	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed accumulated long-term gain	$567,938
Unrealized appreciation	7,348,018

At December 31, 2013, the cost of investments for federal income tax purposes was $31,294,823 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$8,042,631
Unrealized depreciation	(694,613)
Net unrealized appreciation	$7,348,018

For the year ended December 31, 2013, $7,563,998 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $44,892,620 and $51,871,511, respectively, for the year ended December 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2013, two unaffiliated shareholder accounts owned an aggregate of 80.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

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Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

Note 9. Significant Risks

Consumer Discretionary Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Health Care Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the health care sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Information Technology Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the information technology sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
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Columbia Variable Portfolio — Small Company Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Small Company Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Small Company Growth Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2014

Annual Report 2013
24

Columbia Variable Portfolio — Small Company Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2013.

Tax Designations:

Capital Gain Dividend	$598,378

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

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Columbia Variable Portfolio — Small Company Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
26

Columbia Variable Portfolio — Small Company Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden décor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 183; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
27

Columbia Variable Portfolio — Small Company Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013
28

Columbia Variable Portfolio — Small Company Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
29

Columbia Variable Portfolio — Small Company Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1506 D (2/14)

Annual Report

December 31, 2013

Columbia Variable Portfolio — Core Bond Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Core Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	20
Statement of Operations	22
Statement of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	36
Trustees and Officers	37
Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio — Core Bond Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Core Bond Fund (the Fund) Class 2 shares returned -4.10% for the period from its inception on April 30, 2013 through December 31, 2013.

>  The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned -2.89% for the same time period.

>  The Fund's yield curve and credit positioning detracted from results during the period.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	Life
Class 1	04/30/13	-4.00
Class 2	04/30/13	-4.10
Barclays U.S. Aggregate Bond Index		-2.89

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Variable Portfolio — Core Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2013 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Core Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualifed pension or retirement plan, if any.

Annual Report 2013
3

Columbia Variable Portfolio — Core Bond Fund

Manager Discussion of Fund Performance

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the eight-month period from the Fund's inception on April 30, 2013 to December 31, 2013, the Fund's Class 2 shares returned -4.10%. The Fund's benchmark, the Barclays U.S. Aggregate Bond Index, returned -2.89% over the same period. The Fund's yield curve and credit positioning detracted from results.

A Challenging Environment for Fixed Income

Fixed-income markets had a difficult time in 2013. Yields began the year at extremely low levels, the result of the Federal Reserve's (the Fed's) longstanding policy to keep short-term rates near zero in order to boost an economy rendered fragile by the financial crisis of 2008 and the severe recession that followed it. The market was fairly quiet during the first quarter of the year, but rates surged beginning in May, when Fed Chairman Ben Bernanke signaled that the Fed would soon begin to taper its program of monthly bond purchases, known as quantitative easing. However, the Fed took no further action until December, when it announced that it would reduce its monthly purchases from $85 billion to $75 billion beginning in January 2014. During the period between May and December, the yield on 10-year Treasuries had risen from a low of 1.63% to just over 3% at year end. Investment grade bond prices declined at all but the very shortest maturity ranges, and current yields were not nearly high enough to make up the difference. As a result, most fixed-income returns finished the period in negative territory.

Managing within an Adverse Market

The most important factor affecting Fund performance took place early in the reporting period. The Fund was initiated on April 30, and carried an overweight position in the 10-year segment of the market. Bernanke's announcement regarding tapering came within a month of this start date, and 10-year bonds were hit especially hard by the ensuing spike in rates. This left the Fund with a performance shortfall that endured for the remainder of the period. However, two factors limited the magnitude of this underperformance. First, the Fund carried a slightly shorter duration than its benchmark. (Duration is a measure of interest rate sensitivity.) Given the steady rise in interest rates during the second half of the year, this positioning aided relative performance. Second, the Fund was overweight in long-term agency mortgages, which outperformed for the period. However, the yield advantage of these mortgages versus Treasuries declined as the year wore on, and we reduced the Fund's holdings in this sector. We also reduced holdings in collateralized mortgage-backed securities and transitioned those assets into SBA (Small Business Administration) loans. This shift in asset allocation had no immediate effect on Fund performance, but it raised the overall credit quality of the portfolio.

Portfolio Management

Carl Pappo, CFA

Michael Zazzarino

Portfolio Breakdown (%) (at December 31, 2013)
Asset-Backed Securities — Agency	2.6
Asset-Backed Securities — Non-Agency	7.1
Commercial Mortgage-Backed Securities — Non-Agency	8.5
Corporate Bonds & Notes	24.5
Foreign Government Obligations	1.4
Money Market Funds	7.4
Municipal Bonds	0.8
Preferred Debt	1.7
Residential Mortgage-Backed Securities — Agency	24.7
Residential Mortgage-Backed Securities — Non-Agency	0.4
Treasury Bills	4.5
U.S. Government & Agency Obligations	4.4
U.S. Treasury Obligations	12.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at December 31, 2013)
AAA rating	62.5
AA rating	6.5
A rating	11.1
BBB rating	19.1
Non-investment grade	0.5
Not rated	0.3
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013
4

Columbia Variable Portfolio — Core Bond Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

Although we are not making a specific interest-rate forecast, we have kept the Fund's duration slightly short because an increase in tapering by the Fed may increase the likelihood of an uptick in rates. The Fund remains overweight in non-Treasury sectors, but we recognize that the yield advantage enjoyed by these sectors versus Treasury securities is less than a year ago, as the yield difference between high-yield, corporate bonds and mortgages all tightened versus Treasuries in 2013. Our efforts to improve the Fund's credit quality toward the end of the period were made in part to provide some protection should spreads widen in the year ahead.

Annual Report 2013
5

Columbia Variable Portfolio — Core Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,000.00	1,022.57	2.90	2.94	0.57
Class 2	1,000.00	1,000.00	999.00	1,021.30	4.18	4.22	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 27.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
L-3 Communications Corp. 02/15/21	4.950%	3,345,000	3,498,690
Lockheed Martin Corp. Senior Unsecured 09/15/21	3.350%	1,235,000	1,225,368
Total			4,724,058
Automotive 1.0%
Ford Motor Credit Co. LLC Senior Unsecured 06/15/16	3.984%	11,198,000	11,907,942
01/17/17	1.500%	6,634,000	6,631,028
Total			18,538,970
Banking 4.6%
BNP Paribas SA(a)(b) 06/29/49	5.186%	3,739,000	3,818,454
Bank of America Corp. Senior Unsecured 01/24/22	5.700%	3,010,000	3,406,884
01/11/23	3.300%	690,000	652,924
Bank of Montreal Senior Unsecured 01/25/19	2.375%	11,790,000	11,755,868
Bank of New York Mellon Corp. (The) Subordinated Notes(a) 12/29/49	4.500%	2,575,000	2,304,625
Barclays Bank PLC(a)(b) 09/29/49	7.434%	1,700,000	1,884,450
HSBC Holdings PLC Senior Unsecured 01/14/22	4.875%	750,000	809,340
HSBC USA, Inc. Subordinated Notes 09/27/20	5.000%	4,670,000	4,992,538
ING Bank NV Senior Unsecured(b) 03/15/16	4.000%	4,770,000	5,041,427
JPMorgan Chase Capital XXI(a) 02/02/37	1.192%	1,020,000	754,800
JPMorgan Chase Capital XXIII(a) 05/15/47	1.241%	10,155,000	7,311,600
KeyCorp Senior Unsecured 03/24/21	5.100%	7,570,000	8,273,351
M&T Bank Corp.(b) 12/31/49	6.875%	4,676,000	4,491,335
Mellon Capital IV(a) 06/29/49	4.000%	180,000	142,155

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Merrill Lynch & Co., Inc. Subordinated Notes 05/02/17	5.700%	2,425,000	2,695,548
Royal Bank of Scotland Group PLC Senior Unsecured 09/18/15	2.550%	3,170,000	3,242,140
State Street Corp. 03/15/18	4.956%	6,420,000	6,965,058
U.S. Bancorp Subordinated Notes 07/15/22	2.950%	14,198,000	13,191,731
Total			81,734,228
Chemicals 0.8%
Lubrizol Corp. 02/01/19	8.875%	3,535,000	4,586,390
LyondellBasell Industries NV Senior Unsecured 04/15/19	5.000%	1,525,000	1,693,697
11/15/21	6.000%	6,665,000	7,665,497
Total			13,945,584
Diversified Manufacturing 0.4%
General Electric Co. Senior Unsecured 10/09/22	2.700%	4,770,000	4,464,715
10/09/42	4.125%	3,227,000	2,981,290
Total			7,446,005
Electric 4.0%
Alabama Power Co. Senior Unsecured 03/15/41	5.500%	2,045,000	2,239,594
01/15/42	4.100%	695,000	620,953
Commonwealth Edison Co. 1st Mortgage 09/15/17	6.150%	2,035,000	2,351,524
08/01/20	4.000%	5,000,000	5,309,950
Senior Unsecured 07/15/18	6.950%	1,130,000	1,287,722
Consolidated Edison Co. of New York, Inc. Senior Unsecured 04/01/38	6.750%	265,000	334,311
DTE Electric Co. Senior Secured 10/01/20	3.450%	4,010,000	4,105,566
Dominion Resources, Inc. Senior Unsecured 08/15/19	5.200%	470,000	526,519

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Carolinas LLC 1st Mortgage 10/01/15	5.300%	430,000	465,063
Duke Energy Ohio, Inc. 1st Mortgage 09/01/23	3.800%	15,155,000	15,147,453
FirstEnergy Corp. Senior Unsecured 03/15/23	4.250%	1,350,000	1,258,407
Georgia Power Co. Senior Unsecured 06/01/17	5.700%	1,452,000	1,636,658
09/01/40	4.750%	580,000	555,042
Nevada Power Co. 09/15/40	5.375%	5,765,000	6,174,494
Niagara Mohawk Power Corp. Senior Unsecured(b) 08/15/19	4.881%	2,677,000	2,959,300
Oncor Electric Delivery Co. LLC Senior Secured 06/01/22	4.100%	835,000	838,769
12/01/41	4.550%	4,940,000	4,646,218
PPL Capital Funding, Inc. 06/01/18	1.900%	2,280,000	2,226,345
06/01/23	3.400%	8,680,000	8,076,671
Pacific Gas & Electric Co. Senior Unsecured 06/15/23	3.250%	3,307,000	3,136,954
01/15/40	5.400%	1,155,000	1,227,964
Peco Energy Co. 1st Mortgage 03/01/18	5.350%	3,445,000	3,908,487
Southern California Edison Co. 1st Refunding Mortgage 09/01/40	4.500%	1,285,000	1,247,065
Total			70,281,029
Entertainment 0.2%
Time Warner, Inc. 11/15/36	6.500%	2,575,000	2,909,428
Food and Beverage 0.6%
Heineken NV Senior Unsecured(b) 10/01/17	1.400%	8,080,000	7,927,070
PepsiCo, Inc. Senior Unsecured 01/15/20	4.500%	2,950,000	3,208,523
Total			11,135,593

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gas Distributors 0.2%
Sempra Energy Senior Unsecured 06/01/16	6.500%	2,990,000	3,364,357
Gas Pipelines 2.2%
El Paso Pipeline Partners Operating Co. LLC 10/01/21	5.000%	4,971,000	5,206,193
Energy Transfer Partners LP Senior Unsecured 02/01/42	6.500%	750,000	806,065
Enterprise Products Operating LLC 08/13/15	1.250%	5,245,000	5,279,848
03/15/23	3.350%	2,380,000	2,260,791
NiSource Finance Corp. 09/15/17	5.250%	1,900,000	2,103,171
02/15/23	3.850%	4,695,000	4,517,726
12/15/40	6.250%	770,000	822,959
Southern Natural Gas Co. LLC/Issuing Corp. Senior Unsecured 06/15/21	4.400%	3,255,000	3,334,647
Southern Natural Gas Co. LLC Senior Unsecured 03/01/32	8.000%	3,755,000	4,801,413
TransCanada PipeLines Ltd.(a) 05/15/67	6.350%	7,441,000	7,643,484
Williams Partners LP Senior Unsecured 04/15/40	6.300%	2,970,000	3,191,898
Total			39,968,195
Health Care 0.3%
Express Scripts Holding Co. 02/15/22	3.900%	4,455,000	4,459,232
Healthcare Insurance 0.1%
Aetna, Inc. Senior Unsecured 11/15/22	2.750%	1,940,000	1,787,033
Independent Energy 1.4%
Canadian Natural Resources Ltd. Senior Unsecured 03/15/38	6.250%	2,730,000	3,059,047
Continental Resources, Inc. 04/15/23	4.500%	4,689,000	4,753,474
Devon Energy Corp. Senior Unsecured 01/15/19	6.300%	1,890,000	2,190,241

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hess Corp. Senior Unsecured 08/15/31	7.300%	5,820,000	7,107,791
Nexen Energy ULC 05/15/37	6.400%	2,460,000	2,800,255
07/30/39	7.500%	3,525,000	4,495,288
Total			24,406,096
Integrated Energy 1.1%
Chevron Corp. Senior Unsecured 06/24/20	2.427%	8,320,000	8,095,859
Shell International Finance BV 08/21/22	2.375%	13,310,000	12,187,554
Total			20,283,413
Life Insurance 1.3%
MetLife Capital Trust X(b) 04/08/38	9.250%	4,300,000	5,525,500
MetLife, Inc. 08/01/39	10.750%	2,990,000	4,410,250
Prudential Financial, Inc.(a) 06/15/38	8.875%	11,125,000	13,530,781
Total			23,466,531
Media Cable 0.1%
DIRECTV Holdings LLC/Financing Co., Inc. 02/15/16	3.125%	1,365,000	1,419,904
Time Warner Cable, Inc. 09/01/41	5.500%	1,430,000	1,184,918
Total			2,604,822
Media Non-Cable 0.3%
21st Century Fox America, Inc. 12/15/35	6.400%	2,880,000	3,273,852
Reed Elsevier Capital, Inc. 10/15/22	3.125%	2,605,000	2,408,984
Total			5,682,836
Metals 0.6%
Nucor Corp. Senior Unsecured 09/15/22	4.125%	740,000	743,149
08/01/23	4.000%	6,445,000	6,291,480
Rio Tinto Finance USA PLC 08/21/22	2.875%	1,385,000	1,290,860
Vale Overseas Ltd. 11/21/36	6.875%	3,090,000	3,191,207
Total			11,516,696

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Non-Captive Consumer 0.2%
Discover Financial Services Senior Unsecured 04/27/22	5.200%	575,000	598,348
11/21/22	3.850%	3,490,000	3,309,113
Total			3,907,461
Non-Captive Diversified 1.1%
GE Capital Trust I(a) 11/15/67	6.375%	1,041,000	1,124,280
General Electric Capital Corp. Senior Unsecured 01/07/21	4.625%	11,630,000	12,681,899
09/07/22	3.150%	3,890,000	3,764,419
General Electric Capital Corp.(a) Subordinated Notes 11/15/67	6.375%	1,423,000	1,543,955
Total			19,114,553
Oil Field Services 0.3%
Halliburton Co. Senior Unsecured 09/15/18	5.900%	3,561,000	4,143,341
Weatherford International Ltd. 03/15/38	7.000%	1,255,000	1,389,116
Total			5,532,457
Other Industry 0.2%
President and Fellows of Harvard College Senior Notes 10/15/40	4.875%	505,000	515,217
President and Fellows of Harvard College(b) 01/15/39	6.500%	2,435,000	3,099,361
Total			3,614,578
Pharmaceuticals 0.3%
Johnson & Johnson Senior Unsecured 05/15/41	4.850%	5,382,000	5,637,408
Property & Casualty 0.2%
Transatlantic Holdings, Inc. Senior Unsecured 11/30/39	8.000%	3,190,000	3,966,596
Railroads 0.4%
BNSF Funding Trust I(a) 12/15/55	6.613%	2,816,000	3,087,040

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Burlington Northern Santa Fe LLC Senior Unsecured 08/15/30	7.950%	1,655,000	2,158,249
CSX Corp. Senior Unsecured 05/30/42	4.750%	735,000	698,187
Union Pacific Corp. Senior Unsecured 08/15/18	5.700%	1,191,000	1,370,971
Total			7,314,447
REITs 0.3%
Duke Realty LP 08/15/19	8.250%	3,772,000	4,670,358
Restaurants 0.7%
McDonald's Corp. Senior Unsecured 02/01/39	5.700%	2,150,000	2,415,140
07/15/40	4.875%	2,825,000	2,884,399
05/01/43	3.625%	2,790,000	2,336,668
Yum! Brands, Inc. Senior Unsecured 11/01/23	3.875%	4,550,000	4,401,165
11/01/43	5.350%	85,000	82,590
Total			12,119,962
Retailers 0.1%
Macy's Retail Holdings, Inc. 03/15/37	6.375%	1,445,000	1,612,526
Supranational 0.3%
European Investment Bank Senior Unsecured 05/30/17	5.125%	3,985,000	4,513,411
Technology 0.8%
Corning, Inc. Senior Unsecured 03/15/42	4.750%	3,730,000	3,592,359
Oracle Corp. Senior Unsecured 10/15/22	2.500%	8,597,000	7,874,302
07/15/23	3.625%	1,885,000	1,869,858
Total			13,336,519
Wireless 0.2%
Cellco Partnership/Verizon Wireless Capital LLC Senior Unsecured 11/15/18	8.500%	2,825,000	3,576,826

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 3.0%
AT&T, Inc. Senior Unsecured 06/15/16	5.625%	3,340,000	3,685,964
12/01/22	2.625%	15,345,000	13,845,210
Telefonica Emisiones SAU 04/27/18	3.192%	667,000	679,284
Verizon Communications, Inc. Senior Unsecured 09/14/18	3.650%	24,137,000	25,550,559
04/01/21	4.600%	1,380,000	1,457,707
11/01/22	2.450%	1,970,000	1,743,933
Verizon New England, Inc. 11/15/29	7.875%	895,000	1,050,432
Verizon New York, Inc. 04/01/32	7.375%	3,980,000	4,512,090
Verizon Virginia LLC 10/01/29	8.375%	785,000	929,039
Total			53,454,218
Total Corporate Bonds & Notes (Cost: $500,835,411)			490,625,426

Residential Mortgage-Backed Securities — Agency 27.8%

Federal Home Loan Mortgage Corp.(c) 06/01/43	3.500%	12,443,487	12,367,367
12/01/40	4.000%	4,925,988	5,062,556
05/01/41 - 06/01/41	4.500%	13,346,856	14,185,977
07/01/39	5.000%	1,172,405	1,270,106
06/01/33	5.500%	149,920	167,346
09/01/28 - 07/01/37	6.000%	4,024,857	4,654,894
04/01/30 - 04/01/32	7.000%	133,655	151,714
08/01/24	8.000%	12,070	14,123
01/01/25	9.000%	4,436	5,130
Federal National Mortgage Association(c) 05/01/28	2.500%	1,936,174	1,918,439
09/01/28 - 05/01/43	3.000%	18,256,842	17,574,473
03/01/41 - 08/01/43	3.500%	41,999,284	41,798,917
10/01/40 - 09/01/43	4.000%	63,332,100	65,271,775
05/01/39 - 01/01/42	4.500%	57,214,779	60,722,415
05/01/41 - 10/01/41	5.000%	11,703,910	12,770,850
02/01/29 - 09/01/36	5.500%	7,402,177	8,201,424

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/01/28 - 08/01/35	6.000%	3,242,963	3,658,281
05/01/29 - 07/01/38	7.000%	4,541,126	5,200,014
02/01/27 - 09/01/31	7.500%	64,815	73,989
11/01/21 - 04/01/22	8.000%	6,716	7,570
04/01/23	8.500%	8,823	9,546
06/01/24	9.000%	13,144	14,645
Federal National Mortgage Association(c)(d) 01/16/29	2.500%	29,750,000	29,443,203
01/16/29 - 01/13/44	3.000%	35,795,000	35,068,541
01/13/44	4.000%	17,500,000	18,014,062
01/13/44	4.500%	27,625,000	29,270,630
Federal National Mortgage Association(c)(e) CMO IO Series 2003-71 Class IM 12/25/31	5.500%	63,102	2,185
Government National Mortgage Association(c) 03/15/39 - 06/15/41	4.500%	23,011,249	24,674,220
Government National Mortgage Association(c)(d) 01/21/44	3.000%	25,240,000	24,374,346
01/21/44	3.500%	40,000,000	40,314,064
01/21/44	4.000%	36,000,000	37,407,658
Total Residential Mortgage-Backed Securities — Agency (Cost: $499,480,476)			493,670,460

Residential Mortgage-Backed Securities — Non-Agency 0.4%

American General Mortgage Loan Trust CMO Series 2010-1A Class A1(a)(b)(c) 03/25/58	5.150%	103,855	104,503
BCAP LLC(a)(b)(c) 05/26/47	0.375%	997,106	907,366
BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(b)(c) 08/27/37	6.000%	429,814	449,649
Citigroup Mortgage Loan Trust, Inc.(a)(b)(c) CMO Series 2012-7 Class 12A1 03/25/36	2.628%	598,408	609,478
Citigroup Mortgage Loan Trust, Inc.(b)(c) CMO Series 2012-A Class A 06/25/51	2.500%	1,108,043	1,040,215
Credit Suisse Mortgage Capital Certificates(a)(b)(c) CMO Series 2011-16R Class 7A3 12/27/36	3.500%	430,848	438,056

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2011-17R Class 2A1 12/27/37	3.400%	457,574	457,102
CMO Series 2012-4R Class 8A1 06/27/47	2.927%	723,888	724,440
Jefferies & Co., Inc. CMO Series 2010-R7 Class 7A4(a)(b)(c) 10/26/36	3.250%	257,980	256,925
Morgan Stanley Re-Remic Trust CMO Series 2012-R2 Class 1A(a)(b)(c) 11/26/36	0.325%	768,322	760,716
Nomura Asset Acceptance Corp.(a)(c) CMO Series 2007-1 Class 1A3 (AGM) 03/25/47	5.957%	77,425	77,346
CMO Series 2007-1 Class 1A4 (AGM) 03/25/47	6.138%	490,361	489,783
Residential Mortgage Asset Trust Series 2012-1A Class A1(a)(b)(c) 08/26/52	2.734%	475,334	477,590
Springleaf Mortgage Loan Trust CMO Series 2012-1A Class A(a)(b)(c) 09/25/57	2.667%	671,460	686,106
Structured Asset Securities Corp. CMO Series 2004-21XS Class 2A6A(a)(c) 12/25/34	4.740%	79,537	79,544
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $7,649,194)			7,558,819

Commercial Mortgage-Backed Securities — Non-Agency 9.6%

Aventura Mall Trust Series 2013-AVM Class A(a)(b)(c) 12/05/32	3.743%	9,395,000	9,642,740
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2004-5 Class A4(a)(c) 11/10/41	4.936%	6,608,256	6,736,291
Bear Stearns Commercial Mortgage Securities Series 2006-T24 Class A4(c) 10/12/41	5.537%	4,500,000	4,917,901
COBALT CMBS Commercial Mortgage Trust Series 2007-C3 Class A4(a)(c) 05/15/46	5.770%	5,100,000	5,642,008
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4(c) 10/15/49	5.431%	1,515,000	1,652,970
Citigroup/Deutsche Bank Commercial Mortgage Trust(a)(c) Series 2005-CD1 Class A4 07/15/44	5.218%	873,000	925,611

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup/Deutsche Bank Commercial Mortgage Trust(c) Series 2007-CD4 Class A4 12/11/49	5.322%	8,052,000	8,846,278
Commercial Mortgage Pass Through Certificates Series 2012-LC4 Class A4(c) 12/10/44	3.288%	2,500,000	2,458,498
Credit Suisse Commercial Mortgage Trust(a)(c) Series 2006-C3 Class A3 06/15/38	5.791%	5,586,485	6,082,660
Series 2007-C3 Class A4 06/15/39	5.683%	6,039,694	6,628,957
Credit Suisse Mortgage Capital Certificates Series 2010-RR4 Class 2A(a)(b)(c) 09/18/39	5.467%	1,101,150	1,198,787
DBRR Trust(b)(c) Series 2012-EZ1 Class A 09/25/45	0.946%	1,144,139	1,144,193
09/25/45	1.393%	364,000	363,353
09/25/45	2.062%	1,610,191	1,612,288
GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A5(a)(c) 06/10/48	4.772%	993,000	1,029,766
GMAC Commercial Mortgage Securities, Inc. Series 2004-C1 Class A4(c) 03/10/38	4.908%	3,103,264	3,103,105
GS Mortgage Securities Corp. II Series 2007-GG10 Class A4(a)(c) 08/10/45	5.804%	5,084,000	5,582,578
General Electric Capital Assurance Co.(a)(b)(c) Series 2003-1 Class A4 05/12/35	5.254%	645,153	669,964
Series 2003-1 Class A5 05/12/35	5.743%	1,655,000	1,881,884
Greenwich Capital Commercial Funding Corp.(a)(c) Series 2004-GG1 Class A7 06/10/36	5.317%	2,599,752	2,613,388
Greenwich Capital Commercial Funding Corp.(c) Series 2007-GG11 Class A4 12/10/49	5.736%	6,458,000	7,214,497
Series 2007-GG9 Class A4 03/10/39	5.444%	11,572,000	12,711,194
JPMorgan Chase Commercial Mortgage Securities Corp.(a)(c) Series 2006-LDP6 Class ASB 04/15/43	5.490%	950,849	976,178
JPMorgan Chase Commercial Mortgage Securities Corp.(c) Series 2012-C6 Class A3 05/15/45	3.507%	3,000,000	2,983,915
Series 2012-LC9 Class A5 12/15/47	2.840%	2,000,000	1,871,028
JPMorgan Chase Commercial Mortgage Securities Trust(a)(c) Series 2005-LDP3 Class ASB 08/15/42	4.893%	714,565	733,174

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Trust(c) Series 2005-LDP2 Class A3 07/15/42	4.697%	475,207	483,230
LB-UBS Commercial Mortgage Trust(a)(c) Series 2007-C7 Class A3 09/15/45	5.866%	1,452,867	1,617,212
LB-UBS Commercial Mortgage Trust(c) Series 2005-C3 Class A5 07/15/30	4.739%	1,661,761	1,726,900
Series 2006-C1 Class A4 02/15/31	5.156%	1,571,000	1,677,885
Series 2007-C2 Class A3 02/15/40	5.430%	11,597,743	12,776,143
Merrill Lynch/Countrywide Commercial Mortgage Trust(a)(c) Series 2007-6 Class A4 03/12/51	5.485%	6,894,000	7,583,248
Series 2007-8 Class A3 08/12/49	5.894%	7,750,000	8,643,156
Morgan Stanley Capital I, Inc.(a)(c) Series 2007-IQ15 Class A4 06/11/49	5.910%	12,140,163	13,543,250
Morgan Stanley Capital I, Inc.(c) Series 2007-IQ16 Class A4 12/12/49	5.809%	5,518,000	6,168,776
Morgan Stanley Re-Remic Trust(a)(b)(c) Series 2009-GG10 Class A4A 08/12/45	5.804%	2,151,000	2,350,137
Series 2010-GG10 Class A4A 08/15/45	5.804%	6,635,000	7,249,262
Rialto Real Estate Fund Series 2013-LT2 Class A(b)(c) 05/22/28	2.833%	525,364	526,246
S2 Hospitality LLC Series 2012-LV1 Class A(b)(c) 04/15/25	4.500%	4,429	4,429
SMA 1 LLC Series 2012-LV1 Class A(b)(c) 08/20/25	3.500%	123,606	123,962
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3(a)(c) 08/15/39	5.565%	463,528	477,902
WF-RBS Commercial Mortgage Trust Series 2012-C9 Class A3(c) 11/15/45	2.870%	5,000,000	4,685,234
Wachovia Bank Commercial Mortgage Trust Series 2006-C24 Class A3(a)(c) 03/15/45	5.558%	1,578,000	1,702,238
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $174,179,300)			170,562,416

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Asset-Backed Securities — Agency 2.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Small Business Administration Participation Certificates Series 2012-20G Class 1 07/01/32	2.380%	727,574	692,360
Series 2012-20L Class 1 12/01/32	1.930%	722,182	661,648
Series 2013-20A Class 1 01/01/33	2.130%	866,377	809,389
Series 2013-20B Class 1 02/01/33	2.210%	5,551,829	5,199,724
Series 2013-20C Class 1 03/01/33	2.220%	3,177,787	2,970,358
Series 2013-20D Class 1 04/01/33	2.080%	11,401,981	10,539,780
Series 2013-20F Class 1 06/01/33	2.450%	6,770,871	6,381,355
Series 2013-20G Class 1 07/01/33	3.150%	1,895,000	1,860,253
Series 2013-20H Class 1 08/01/33	3.160%	7,850,000	7,735,078
Series 2013-20I Class 1 09/01/33	3.620%	5,365,000	5,442,364
Series 2013-20K Class 1 11/01/33	3.380%	2,290,000	2,294,441
Series 2013-20L Class 1 12/01/33	3.380%	7,535,000	7,621,012
Total Asset-Backed Securities — Agency (Cost: $53,215,250)			52,207,762

Asset-Backed Securities — Non-Agency 8.0%

Ally Auto Receivables Trust Series 2013-2 Class A3 01/15/18	0.790%	10,615,000	10,612,458
Ally Master Owner Trust Series 2012-5 Class A 09/15/19	1.540%	746,000	740,744
American Express Credit Account Master Trust Series 2013-3 Class A 05/15/19	0.980%	3,935,000	3,926,479
BMW Vehicle Owner Trust Series 2013-A Class A3 11/27/17	0.670%	7,555,000	7,551,968
Capital One Multi-Asset Execution Trust Series 2013-A3 Class A3 09/16/19	0.960%	11,855,000	11,712,129
Chase Issuance Trust Series 2013-A8 Class A8 10/15/18	1.010%	11,690,000	11,671,094
Citibank Credit Card Issuance Trust Series 2013-A6 Class A6 09/07/18	1.320%	12,940,000	13,028,341

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citicorp Residential Mortgage Securities, Inc. Series 2007-2 Class A3(a) 06/25/37	5.898%	322,893	324,756
Countrywide Asset-Backed Certificates(a) Series 2007-S2 Class A3 (NPFGC) 05/25/37	5.813%	390,199	375,537
Series 2007-S2 Class A6 (NPFGC) 05/25/37	5.779%	739,294	731,085
Ford Credit Auto Owner Trust Series 2013-B Class A3 10/15/17	0.570%	1,700,000	1,698,359
Series 2013-D Class A3 04/15/18	0.670%	15,580,000	15,579,643
Honda Auto Receivables Owner Trust Series 2013-4 Class A3 09/18/17	0.690%	12,575,000	12,567,992
ING Investment Management CLO V Ltd. Series 2007-5A Class A1A(a)(b) 05/01/22	0.472%	89,000	86,945
JPMorgan Mortgage Acquisition Corp. Series 2007-CH2 Class AV2(a) 01/25/37	0.235%	1,960	1,960
Mercedes-Benz Auto Lease Trust Series 2013-B Class A3 07/15/16	0.620%	8,720,000	8,719,776
Mountain View CLO III Ltd. Series 2007-3A Class A1(a)(b) 04/16/21	0.461%	101,098	99,586
Nissan Auto Lease Trust Series 2013-B Class A3 06/15/16	0.750%	5,195,000	5,193,910
Nissan Auto Lease Series 2013-A Class A3 04/15/16	0.610%	1,500,000	1,499,797
Nissan Auto Receivables Owner Trust Series 2013-C Class A3 08/15/18	0.670%	15,890,000	15,886,867
Porsche Innovative Lease Owner Trust Series 2013-1 Class A3(b) 08/22/16	0.700%	5,700,000	5,696,406
SMART Trust Series 2013-2US Class A3A 01/14/17	0.830%	1,675,000	1,670,335
SMART Trust(b) Series 2012-1USA Class A4A 12/14/17	2.010%	878,000	886,663
SVO VOI Mortgage Corp. Series 2012-AA Class A(b) 09/20/29	2.000%	947,158	945,439

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sierra Receivables Funding Co. LLC Series 2012-3A Class A(b) 08/20/29	1.870%	849,330	851,556
Volkswagen Auto Loan Enhanced Trust Series 2013-2 Class A3 04/20/18	0.700%	10,170,000	10,150,819
World Financial Network Credit Card Master Trust Series 2013-B Class A 03/16/20	0.910%	900,000	894,024
Total Asset-Backed Securities — Non-Agency (Cost: $143,384,425)			143,104,668

U.S. Treasury Obligations 13.5%

U.S. Treasury 09/15/16	0.875%	7,766,000	7,812,115
11/30/18	1.250%	53,621,600	52,473,776
12/31/18	1.500%	15,011,000	14,842,126
09/30/20	2.000%	12,810,000	12,521,775
08/15/43	3.625%	26,053,000	24,603,802
U.S. Treasury(f) 09/30/15	0.250%	45,075,000	45,032,742
11/15/23	2.750%	58,159,000	56,895,859
U.S. Treasury(g) STRIPS 11/15/18	0.000%	15,742,000	14,472,455
11/15/19	0.000%	3,004,900	2,650,015
02/15/40	0.000%	21,518,800	7,430,958
11/15/41	0.000%	2,227,000	704,583
Total U.S. Treasury Obligations (Cost: $243,858,476)			239,440,206

U.S. Government & Agency Obligations 4.9%

Residual Funding Corp.(g) STRIPS 10/15/19	0.000%	20,692,000	17,967,174
07/15/20	0.000%	3,119,000	2,603,049
10/15/20	0.000%	28,242,000	23,248,278
01/15/21	0.000%	40,342,000	32,797,360
01/15/30	0.000%	21,174,000	10,797,109
Total U.S. Government & Agency Obligations (Cost: $90,659,691)			87,412,970
Foreign Government Obligations(h) 1.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brazil 0.2%
Brazilian Government International Bond Senior Unsecured 01/07/41	5.625%	3,374,000	3,239,040
Canada 0.1%
Hydro-Quebec 12/01/29	8.500%	1,310,000	1,867,785
Chile —%
Chile Government International Bond Senior Unsecured 10/30/22	2.250%	665,000	590,188
Colombia 0.1%
Colombia Government International Bond Senior Unsecured 01/18/41	6.125%	2,530,000	2,698,326
Italy 0.1%
Republic of Italy Senior Unsecured 09/27/23	6.875%	1,165,000	1,380,972
Mexico 0.5%
Mexico Government International Bond Senior Unsecured 03/15/22	3.625%	4,038,000	4,038,000
03/08/44	4.750%	470,000	423,587
Pemex Project Funding Master Trust 03/01/18	5.750%	4,705,000	5,246,075
Total			9,707,662
Poland 0.1%
Poland Government International Bond Senior Unsecured 03/23/22	5.000%	1,320,000	1,410,750
Qatar 0.4%
Nakilat, Inc. Senior Secured(b) 12/31/33	6.067%	4,885,000	5,104,825
Ras Laffan Liquefied Natural Gas Co., Ltd. III Senior Secured(b) 09/30/16	5.832%	1,331,275	1,414,480
Total			6,519,305
Total Foreign Government Obligations (Cost: $28,552,481)			27,414,028

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Municipal Bonds 1.0%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 0.2%
Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds Series 2009 07/01/34	5.750%	430,000	473,404
State of California Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009 04/01/39	7.550%	2,465,000	3,194,616
Total			3,668,020
Georgia 0.1%
State of Georgia Unlimited General Obligation Refunding Bonds Series 2013C 10/01/23	4.000%	1,195,000	1,301,690
Illinois 0.2%
City of Chicago Waterworks Refunding Revenue Bonds 2nd Lien Series 2012 11/01/42	5.000%	2,320,000	2,234,160
Revenue Bonds Build America Bonds Series 2010 11/01/40	6.742%	625,000	693,525
State of Illinois Unlimited General Obligation Bonds Series 2011 03/01/16	4.961%	130,000	138,911
Total			3,066,596
Kentucky 0.2%
Kentucky Asset Liability Commission Revenue Bonds Taxable Series 2010 04/01/18	3.165%	4,277,171	4,404,075
Ohio 0.3%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013-B 01/01/29	3.985%	1,530,000	1,396,676
Series 2013-B 01/01/35	4.532%	3,315,000	3,070,220
Total			4,466,896
Total Municipal Bonds (Cost: $17,668,380)			16,907,277

Preferred Debt 1.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 1.7%
Citigroup Capital XIII(a) 10/30/40	7.875%	223,850	6,099,912
M&T Bank Corp.(a) 12/31/49	6.375%	2,830	2,590,865
12/31/49	6.375%	270	247,010
PNC Financial Services Group, Inc. (The)(a) 12/31/49	6.125%	408,325	10,310,206
U.S. Bancorp(a) 12/31/49	6.500%	304,950	8,020,185
Wells Fargo & Co.(a) 12/31/49	5.850%	90,000	2,121,300
Total			29,389,478
Property & Casualty 0.2%
Allstate Corp. (The)(a) 01/15/53	5.100%	176,425	4,253,607
Total Preferred Debt (Cost: $34,978,425)			33,643,085

Treasury Bills 5.1%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills 01/09/14	0.020%	89,999,600	89,999,616
Total Treasury Bills (Cost: $89,999,600)			89,999,616

Money Market Funds 8.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(i)(j)	147,591,061	147,591,061
Total Money Market Funds (Cost: $147,591,061)		147,591,061
Total Investments (Cost: $2,032,052,170)		2,000,137,794
Other Assets & Liabilities, Net		(222,515,917)
Net Assets		1,777,621,877

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, securities totaling $4,296,139 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 2-year	395	USD	86,825,938	March 2014	—	(157,894)
U.S. Treasury Note, 5-year	(35)	USD	(4,175,938)	March 2014	52,423	—
U.S. Treasury Note, 10-year	(571)	USD	(70,259,768)	March 2014	1,238,939	—
U.S. Treasury Long Bond, 20-year	(725)	USD	(93,026,563)	March 2014	1,618,399	—
U.S. Treasury Ultra Bond, 30-year	(31)	USD	(4,223,750)	March 2014	69,197	—
Total					2,978,958	(157,894)

Credit Default Swap Contracts Outstanding at December 31, 2013
Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Bank of America Corp.	September 20, 2018	1.000	7,110,000	(86,026)	(154,556)	(2,370)	—	(242,952)
JPMorgan	Barclays Bank, PLC	September 20, 2018	1.000	4,180,000	(29,328)	(129,560)	(1,393)	—	(160,281)
Citibank	Nucor Corp.	September 20, 2018	1.000	3,740,000	(95,986)	25,218	(1,247)	—	(72,015)
Goldman Sachs International	Nucor Corp.	September 20, 2018	1.000	1,500,000	(38,497)	12,141	(500)	—	(26,856)
Barclays	Telecom Italia SPA	September 20, 2018	1.000	1,455,000	73,822	(159,283)	(485)	—	(85,946)
Goldman Sachs International	Bank of America Corp.	December 20, 2018	1.000	1,095,000	(11,956)	7,275	(365)	—	(5,046)
Morgan Stanley*	CDX North America Investment Grade 21-V1	December 20, 2018	1.000	91,880,000	(939,899)	—	(30,627)	—	(970,526)
Total								—	(1,563,622)

*At December 31, 2013, securities totaling $2,059,132 were pledged as collateral to cover open centrally cleared swap contracts.

Interest Rate Swap Contracts Outstanding at December 31, 2013

At December 31, 2013, securities totaling $1,936 were pledged as collateral to cover open centrally cleared swap contracts.

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	3-Month USD LIBOR-BBA	Receive	0.816	September 25, 2016	USD	155,000	(135)	—	(721)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $83,512,188 or 4.70% of net assets.

(c)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)  Represents a security purchased on a when-issued or delayed delivery basis.

(e)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(f)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts and swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(g)  Zero coupon bond.

(h)  Principal and interest may not be guaranteed by the government.

(i)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(j)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	20,000	1,471,725,579	(1,324,154,518)	147,591,061	56,117	147,591,061

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

CMO  Collateralized Mortgage Obligation

NPFGC  National Public Finance Guarantee Corporation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	490,625,426	—	490,625,426
Residential Mortgage-Backed Securities — Agency	—	493,670,460	—	493,670,460
Residential Mortgage-Backed Securities — Non-Agency	—	5,890,737	1,668,082	7,558,819
Commercial Mortgage-Backed Securities — Non-Agency	—	167,442,582	3,119,834	170,562,416
Asset-Backed Securities — Agency	—	44,586,750	7,621,012	52,207,762
Asset-Backed Securities — Non-Agency	—	143,104,668	—	143,104,668
U.S. Treasury Obligations	214,182,194	25,258,012	—	239,440,206
U.S. Government & Agency Obligations	—	87,412,970	—	87,412,970
Foreign Government Obligations	—	27,414,028	—	27,414,028
Municipal Bonds	—	16,907,277	—	16,907,277
Preferred Debt	33,643,085	—	—	33,643,085
Total Bonds	247,825,279	1,502,312,910	12,408,928	1,762,547,117
Short-Term Securities
Treasury Bills	89,999,616	—	—	89,999,616
Total Short-Term Securities	89,999,616	—	—	89,999,616
Mutual Funds
Money Market Funds	147,591,061	—	—	147,591,061
Total Mutual Funds	147,591,061	—	—	147,591,061
Investments in Securities	485,415,956	1,502,312,910	12,408,928	2,000,137,794
Derivatives
Assets
Futures Contracts	2,978,958	—	—	2,978,958
Liabilities
Futures Contracts	(157,894)	—	—	(157,894)
Swap Contracts	—	(1,564,343)	—	(1,564,343)
Total	488,237,020	1,500,748,567	12,408,928	2,001,394,515

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential, commercial and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but are not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Variable Portfolio — Core Bond Fund

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,884,461,109)	$1,852,546,733
Affiliated issuers (identified cost $147,591,061)	147,591,061
Total investments (identified cost $2,032,052,170)	2,000,137,794
Cash	30,238
Premiums paid on outstanding swap contracts	443,534
Receivable for:
Investments sold on a delayed delivery basis	49,245,661
Capital shares sold	10,012
Dividends	196,589
Interest	9,004,346
Variation margin	466,487
Expense reimbursement due from Investment Manager	8
Prepaid expenses	7,045
Trustees' deferred compensation plan	3,766
Other assets	2,309
Total assets	2,059,547,789
Liabilities
Unrealized depreciation on swap contracts	593,096
Premiums received on outstanding swap contracts	44,634
Payable for:
Investments purchased	14,852,166
Investments purchased on a delayed delivery basis	263,959,883
Capital shares purchased	1,507,351
Variation margin	39,908
Investment management fees	669,342
Distribution and/or service fees	308
Transfer agent fees	94,366
Administration fees	100,942
Compensation of board members	228
Chief compliance officer expenses	252
Other expenses	59,670
Trustees' deferred compensation plan	3,766
Total liabilities	281,925,912
Net assets applicable to outstanding capital stock	$1,777,621,877
Represented by
Paid-in capital	$1,810,637,599
Undistributed net investment income	19,097,801
Accumulated net realized loss	(21,455,868)
Unrealized appreciation (depreciation) on:
Investments	(31,914,376)
Futures contracts	2,821,064
Swap contracts	(1,564,343)
Total — representing net assets applicable to outstanding capital stock	$1,777,621,877

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Variable Portfolio — Core Bond Fund

Statement of Assets and Liabilities (continued)

December 31, 2013

Class 1
Net assets	$1,776,191,191
Shares outstanding	185,051,853
Net asset value per share	$9.60
Class 2
Net assets	$1,430,686
Shares outstanding	149,263
Net asset value per share	$9.59

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Variable Portfolio — Core Bond Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income(a)
Income:
Dividends — unaffiliated issuers	$1,059,984
Dividends — affiliated issuers	56,117
Interest	23,935,008
Total income	25,051,109
Expenses:
Investment management fees	4,305,920
Distribution and/or service fees
Class 2	1,316
Transfer agent fees
Class 1	605,918
Class 2	320
Administration fees	652,482
Compensation of board members	24,944
Custodian fees	54,843
Printing and postage fees	12,833
Professional fees	55,723
Chief compliance officer expenses	562
Other	13,354
Total expenses	5,728,215
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(14)
Total net expenses	5,728,201
Net investment income	19,322,908
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(21,608,036)
Futures contracts	5,022,647
Swap contracts	(5,095,586)
Net realized loss	(21,680,975)
Net change in unrealized appreciation (depreciation) on:
Investments	(31,914,376)
Futures contracts	2,821,064
Swap contracts	(1,564,343)
Net change in unrealized appreciation (depreciation)	(30,657,655)
Net realized and unrealized loss	(52,338,630)
Net decrease in net assets from operations	$(33,015,722)

(a) For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Variable Portfolio — Core Bond Fund

Statement of Changes in Net Assets

Year Ended December 31, 2013(a)
Operations
Net investment income	$19,322,908
Net realized loss	(21,680,975)
Net change in unrealized appreciation (depreciation)	(30,657,655)
Net decrease in net assets resulting from operations	(33,015,722)
Increase (decrease) in net assets from capital stock activity	1,810,617,599
Total increase in net assets	1,777,601,877
Net assets at beginning of year	20,000
Net assets at end of year	$1,777,621,877
Undistributed net investment income	$19,097,801

(a) For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Variable Portfolio — Core Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013(a)
	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	201,653,336	1,969,160,931
Redemptions	(16,602,483)	(159,974,830)
Net increase	185,050,853	1,809,186,101
Class 2 shares
Subscriptions	162,406	1,567,291
Redemptions	(14,143)	(135,793)
Net increase	148,263	1,431,498
Total net increase	185,199,116	1,810,617,599

(a) For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Variable Portfolio — Core Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 1	Year Ended December 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.12
Net realized and unrealized loss	(0.52)
Total from investment operations	(0.40)
Net asset value, end of period	$9.60
Total return	(4.00%)
Ratios to average net assets(b)
Total gross expenses	0.57	%(c)
Total net expenses(d)	0.57	%(c)
Net investment income	1.91	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,776,191
Portfolio turnover	350	%(e)

Notes to Financial Highlights

(a)  For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 258% for the year ended December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Financial Highlights (continued)

Class 2	Year Ended December 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.11
Net realized and unrealized loss	(0.52)
Total from investment operations	(0.41)
Net asset value, end of period	$9.59
Total return	(4.10%)
Ratios to average net assets(b)
Total gross expenses	0.82	%(c)
Total net expenses(d)	0.82	%(c)
Net investment income	1.69	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,431
Portfolio turnover	350	%(e)

Notes to Financial Highlights

(a)  For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 258% for the year ended December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Core Bond Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On April 11, 2013, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $20,000 in the Fund (1,000 shares for Class 1 and 1,000 shares for Class 2), which represented the initial capital for each class at $10 per share.

These financial statements cover the period from April 30, 2013 (commencement of operations) to December 31, 2013.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund

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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statements of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contacts, the Fund has minimal credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities and to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation)

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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to gain exposure to or protect itself from market rate changes. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2013:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
			Net Amounts of
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(b)
Liability Derivatives:
Over-the-Counter Swap Contracts	593,096	—	593,096	—	—	—	593,096
Centrally Cleared Swap Contracts(c)	39,908	—	39,908	—	—	39,908	—
Total	633,004	—	633,004	—	—	39,908	593,096

(a) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due to counterparties in the event of default.

(c) Centrally cleared swaps are included within payable for variation margin on the Statement of Assets and Liabilities.

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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Premiums paid on outstanding swap contracts	443,399
Interest rate risk	Premiums paid on outstanding swap contracts	135
Interest rate risk	Net assets — unrealized appreciation on futures contracts	2,978,958	*
Total		3,422,492
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	1,563,622	*
Credit risk	Premiums received on outstanding swap contracts	44,634
Interest rate risk	Net assets — unrealized depreciation on futures contracts	157,894	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	721	*
Total		1,766,871

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(4,870,544)	(4,870,544)
Interest rate risk	5,022,647	(225,042)	4,797,605
Total	5,022,647	(5,095,586)	(72,939)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(1,563,622)	(1,563,622)
Interest rate risk	2,821,064	(721)	2,820,343
Total	2,821,064	(1,564,343)	1,256,721

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	9,790
Swap contracts	3
Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	370,960,000

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital

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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure

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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. The annualized effective investment management fee rate for the period ended December 31, 2013 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The annualized effective administration fee rate for the period ended December 31, 2013 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through April 30, 2014
Class 1	0.57%
Class 2	0.82

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges

Annual Report 2013
33

Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(225,107)
Accumulated net realized loss	225,107

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the period ended December 31, 2013, there were no distributions.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$19,227,617
Unrealized depreciation	(33,399,654)

At December 31, 2013, the cost of investments for federal income tax purposes was $2,033,537,448 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,637,895
Unrealized depreciation	(36,037,549)
Net unrealized depreciation	$(33,399,654)

The following capital loss carryforward, determined at December 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
Unlimited short-term	$17,149,526

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $6,735,488,569 and $4,915,715,987, respectively, for the period ended December 31, 2013, of which $5,153,316,544 and $4,376,711,456, respectively, were U.S. government securities.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

Effective December 10, 2013, the Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at

Annual Report 2013
34

Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2013

a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the period ended December 31, 2013.

Note 9. Significant Risks

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
35

Columbia Variable Portfolio — Core Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Core Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Core Bond Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period April 30, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2014

Annual Report 2013
36

Columbia Variable Portfolio — Core Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
37

Columbia Variable Portfolio — Core Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden décor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 183; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
38

Columbia Variable Portfolio — Core Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013
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Annual Report 2013
40

Columbia Variable Portfolio — Core Bond Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia Variable Portfolio — Core Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1876 A (2/14)

Annual Report

December 31, 2013

Columbia Variable Portfolio — Multi-Strategy
Alternatives Fund
(formerly, Variable Portfolio — Eaton Vance Global Macro Advantage Fund)

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	22
Consolidated Statement of Operations	24
Consolidated Statement of Changes in Net Assets	25
Consolidated Financial Highlights	27
Notes to Consolidated Financial Statements	29
Report of Independent Registered Public Accounting Firm	41
Trustees and Officers	42
Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Multi-Strategy Alternatives Fund (the Fund) Class 2 shares returned -2.49% for the 12-month period ended December 31, 2013.

>  The Fund's benchmark, the Citigroup 3-month U.S. Treasury Bill Index Index returned 0.05% over the same period.

>  Effective November 18, 2013, the Fund's name, portfolio structure and investment strategy were changed, assets from the predecessor fund were liquidated and Columbia Management assumed management of the portfolio. Most of the year's performance was accumulated under the prior management team.

>  Long positions in the Indian rupee, the New Zealand dollar and the Philippine peso were major detractors from results during the 10 1/2 month period before the Fund's transition to the Columbia Management team. Performance during the six-week period after the Fund's transition was positive.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	04/30/12	-2.19	-1.08
Class 2	04/30/12	-2.49	-1.32
Citigroup 3-Month U.S. Treasury Bill Index		0.05	0.06

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Multi-Strategy Alternatives Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualifed pension or retirement plan, if any.

Annual Report 2013
3

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Manager Discussion of Fund Performance

At December 31, 2013, approximately 99% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12 months period ended December 31, 2013, the Fund's Class 2 shares returned -2.49%. The Fund's benchmark, the Citigroup 3-month U.S. Treasury Bill Index Index (Net) returned 0.05% over the same period.

Effective November 18, 2013, the Fund's name, portfolio structure and investment strategy were changed, assets from the predecessor fund were liquidated and Columbia Management assumed management of the portfolio. Most of the year's performance was accumulated under the prior management team.

A Mixed Year for Global Fixed Income

After a weak 2012, global economic growth showed signs of a modest rebound as 2013 came to a close. Central bank activity and events in Europe were key drivers of performance in the global financial markets. Slowing economic growth in China and instability in the Middle East also shaped the global environment.

The U.S. Federal Reserve's (the Fed's) mid-year announcement that it might start tapering its monthly bond purchases drove U.S. Treasury yields higher. However, the Fed took no action in 2013, postponing the commencement of tapering to 2014.

In Japan, a newly elected government, together with the Bank of Japan, took bold steps to revive the nation's economy. The European Central Bank also eased policy to help boost growth, cutting its key lending rate to a record low. As growth slowed in China during the first half of 2013, countries and companies that produce industrial metals and other commodities consumed by China were hurt by the slowdown.

Against this backdrop, the world's bond and currency markets delivered mixed performance. Government debt markets in the United States and Germany, as well as in many emerging markets, posted negative returns, while bond markets in the peripheral European countries of Spain and Italy rallied. Investment-grade U.S. corporate issues declined, while U.S. high-yield corporates and floating-rate loans advanced. Broadly speaking, corporate bond markets outside the United States registered modest gains. The euro and Chinese yuan strengthened versus the U.S. dollar while the Japanese yen and Indian rupee were notably weaker.

Global equity markets posted solid returns for 2013. The MSCI World Index, a broad measure of global equity market performance, gained 26% for the year.

Significant Performance Factors for Period Prior to November 18, 2013

A long position in the Indian rupee was the top detractor from returns, as the currency weakened amidst a broad emerging market currency sell-off, driven by expectations that the Fed would begin tapering its monthly bond purchases. A long position in New Zealand interest rates, employed as a hedge for other long

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Effective November 18, 2013, Mr. White, Mr. Knight, and Mr. Peterson were named Portfolio Managers of the Fund, replacing Eaton Vance Management, the Fund's former subadvisor.

Top Ten Holdings (%) (at December 31, 2013)
Bristol-Myers Squibb Co.	1.5
Pfizer, Inc.	1.5
TJX Companies, Inc.	1.4
Philip Morris International, Inc.	1.3
Verizon Communications, Inc.	1.3
Johnson & Johnson	1.3
priceline.com, Inc.	1.2
Exxon Mobil Corp.	1.2
Microsoft Corp.	1.2
JPMorgan Chase & Co.	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Consolidated Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Manager Discussion of Fund Performance (continued)

positions, and a long position in the Philippine peso, also detracted from the Fund's performance as rates rose around the globe due to expectations that the Fed would begin tapering its monthly bond purchases.

A short position in the Japanese yen aided performance as Prime Minister Shinzo Abe pushed for higher inflation and a weaker currency as the key to stimulating growth after decades of sluggish economic conditions. A long position in the Nigerian naira also aided returns, as the country's local debt was added to a major benchmark, oil prices moved higher and its short-term currency instruments continued to offer relatively attractive yields. A long position in the Serbian dinar versus the euro was also a top contributor to returns as the country moved closer to membership in the European Union, which has the potential to improve trade.

New Investment Strategy

When Fund assets were transitioned to the Columbia Management team in mid-November 2013, the Fund adopted a new structure and investment strategy. The new Fund employs a variety of strategies, techniques and practices that, in the aggregate, are designed to seek positive returns, with a low correlation to the performance of the broad equity and fixed income markets. A variety of derivative instruments are used to help the Fund achieve its goal.

Looking Ahead

We believe that the strong equity returns of the past two years present an investment strategy challenge. While equities continue to look attractive at this time, we believe stock markets outside the United States show more potential in the year ahead. We believe that conditions are favorable for active equity strategies to outperform passive strategies. Most importantly, the degree to which stock prices are being moved by macro influences is currently falling. With major macro uncertainties, such as recession risk or policy uncertainty having receded during 2013, we expect that individual stock prices will be increasingly influenced by company-specific fundamentals. Indeed, the correlation of price movements across individual stocks has fallen dramatically from the high seen in the fall of 2011. This decline in stock correlations provides a much improved environment for stock selection. Furthermore, if the trajectory of overall market returns flattens a bit, we believe active strategies have the potential to make up a larger share of overall equity portfolio returns in 2014.

For portfolio protection, traditionally the role of fixed income in a diversified portfolio, we believe that investors may want to consider non-traditional diversifiers, such as absolute return liquid alternative strategies. These strategies are designed for positive return and low correlation to major asset classes and are particularly attractive when the power of bonds to diversify is weakening.

Finally, we believe investors may want to embrace the idea of asset allocation flexibility and prepare to reduce equity exposure should prospects for stocks deteriorate. Our team will be on the lookout for negative economic surprises, changes in central bank policy or weakening stock price momentum. For now, these measures appear consistent with ongoing equity market strength but any change in one or more of three key indicators could signal oncoming equity market volatility.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	22.0
Consumer Discretionary	3.1
Consumer Staples	1.4
Energy	1.9
Financials	2.8
Health Care	3.7
Industrials	2.2
Information Technology	4.7
Materials	0.9
Telecommunication Services	0.7
Utilities	0.6
Convertible Bonds	3.9
Convertible Preferred Stocks	2.4
Consumer Staples	0.1
Energy	0.1
Financials	1.0
Health Care	0.1
Industrials	0.3
Telecommunication Services	0.2
Utilities	0.6
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	71.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds (amounting to $231.8 million) which have been segregated to cover obligations related to the Fund's investment in derivatives which provides exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the consolidated financial statements.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	982.00	1,019.72	5.71	5.82	1.13
Class 2	1,000.00	1,000.00	980.00	1,018.45	6.96	7.10	1.38

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 20.8%

Issuer	Shares	Value ($)
Consumer Discretionary 2.9%
Automobiles 0.3%
Tesla Motors, Inc.(a)	6,606	993,410
Hotels, Restaurants & Leisure 0.2%
McDonald's Corp.	6,885	668,051
Internet & Catalog Retail 0.6%
Amazon.com, Inc.(a)	2,231	889,701
priceline.com, Inc.(a)	953	1,107,767
Total		1,997,468
Leisure Equipment & Products 0.1%
Mattel, Inc.	7,955	378,499
Media 0.5%
Comcast Corp., Class A	7,120	369,991
Discovery Communications, Inc., Class A(a)	7,180	649,215
Time Warner, Inc.	11,885	828,622
Total		1,847,828
Multiline Retail 0.2%
Macy's, Inc.	9,090	485,406
Specialty Retail 0.6%
Home Depot, Inc. (The)	11,275	928,384
TJX Companies, Inc.	19,658	1,252,804
Total		2,181,188
Textiles, Apparel & Luxury Goods 0.4%
Michael Kors Holdings Ltd.(a)	13,131	1,066,106
VF Corp.	5,020	312,947
Total		1,379,053
Total Consumer Discretionary		9,930,903
Consumer Staples 1.3%
Beverages 0.1%
Coca-Cola Co. (The)	9,980	412,274
Food & Staples Retailing 0.2%
CVS Caremark Corp.	3,580	256,221
Wal-Mart Stores, Inc.	5,460	429,647
Total		685,868
Food Products 0.1%
General Mills, Inc.	6,530	325,912

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Products 0.4%
Kimberly-Clark Corp.	4,950	517,077
Procter & Gamble Co. (The)	8,545	695,648
Total		1,212,725
Tobacco 0.5%
Altria Group, Inc.	14,250	547,058
Philip Morris International, Inc.	14,015	1,221,127
Total		1,768,185
Total Consumer Staples		4,404,964
Energy 1.8%
Energy Equipment & Services 0.5%
Ensco PLC, Class A	3,695	211,280
FMC Technologies, Inc.(a)	17,633	920,619
Schlumberger Ltd.	4,860	437,935
Total		1,569,834
Oil, Gas & Consumable Fuels 1.3%
Chevron Corp.	8,245	1,029,883
ConocoPhillips	7,615	538,000
EOG Resources, Inc.	4,233	710,467
Exxon Mobil Corp.	10,910	1,104,092
Occidental Petroleum Corp.	2,455	233,470
Phillips 66	5,055	389,892
Royal Dutch Shell PLC, ADR	6,560	467,531
Total		4,473,335
Total Energy		6,043,169
Financials 2.7%
Capital Markets 0.5%
BlackRock, Inc.	2,105	666,169
Franklin Resources, Inc.	8,854	511,141
Northern Trust Corp.	5,540	342,871
T. Rowe Price Group, Inc.	3,240	271,415
Total		1,791,596
Commercial Banks 0.7%
Fifth Third Bancorp	17,145	360,560
PNC Financial Services Group, Inc. (The)	5,890	456,946
U.S. Bancorp	16,825	679,730
Wells Fargo & Co.	21,620	981,548
Total		2,478,784

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Finance 0.2%
American Express Co.	7,970	723,118
Diversified Financial Services 0.4%
CME Group, Inc.	4,795	376,216
JPMorgan Chase & Co.	18,235	1,066,383
Total		1,442,599
Insurance 0.6%
ACE Ltd.	3,920	405,838
Chubb Corp. (The)	3,450	333,373
Marsh & McLennan Companies, Inc.	11,835	572,341
MetLife, Inc.	5,030	271,218
Unum Group	8,805	308,879
Total		1,891,649
Real Estate Investment Trusts (REITs) 0.2%
AvalonBay Communities, Inc.	1,625	192,124
Public Storage	1,435	215,996
Simon Property Group, Inc.	1,265	192,482
Total		600,602
Thrifts & Mortgage Finance 0.1%
People's United Financial, Inc.	15,635	236,401
Total Financials		9,164,749
Health Care 3.5%
Biotechnology 1.4%
Alexion Pharmaceuticals, Inc.(a)	3,737	497,245
Amgen, Inc.	7,865	897,868
Biogen Idec, Inc.(a)	2,270	635,033
Celgene Corp.(a)	6,205	1,048,397
Gilead Sciences, Inc.(a)	12,911	970,262
Vertex Pharmaceuticals, Inc.(a)	10,388	771,828
Total		4,820,633
Health Care Equipment & Supplies 0.1%
Abbott Laboratories	13,010	498,673
Pharmaceuticals 2.0%
AbbVie, Inc.	18,395	971,440
Allergan, Inc.	7,354	816,882
Bristol-Myers Squibb Co.	25,956	1,379,561
Johnson & Johnson	13,130	1,202,577

Common Stocks (continued)

Issuer	Shares	Value ($)
Merck & Co., Inc.	21,215	1,061,811
Pfizer, Inc.	43,420	1,329,955
Total		6,762,226
Total Health Care		12,081,532
Industrials 2.0%
Aerospace & Defense 1.1%
Boeing Co. (The)	6,505	887,868
Honeywell International, Inc.	9,090	830,553
Precision Castparts Corp.	3,600	969,480
Raytheon Co.	7,970	722,879
United Technologies Corp.	2,480	282,224
Total		3,693,004
Air Freight & Logistics 0.1%
United Parcel Service, Inc., Class B	4,950	520,146
Commercial Services & Supplies 0.1%
Waste Management, Inc.	7,640	342,807
Electrical Equipment 0.1%
Emerson Electric Co.	4,610	323,530
Machinery 0.4%
Dover Corp.	5,540	534,832
Illinois Tool Works, Inc.	3,265	274,521
Parker Hannifin Corp.	3,410	438,662
Total		1,248,015
Trading Companies & Distributors 0.2%
Fastenal Co.	18,505	879,172
Total Industrials		7,006,674
Information Technology 4.5%
Communications Equipment 0.2%
Cisco Systems, Inc.	27,210	610,864
Computers & Peripherals 0.2%
EMC Corp.	25,070	630,510
Internet Software & Services 1.1%
Baidu, Inc., ADR(a)	4,027	716,323
Facebook, Inc., Class A(a)	13,300	726,978
Google, Inc., Class A(a)	777	870,792
LinkedIn Corp., Class A(a)	3,065	664,584
MercadoLibre, Inc.	7,085	763,692
Total		3,742,369

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
IT Services 1.1%
Accenture PLC, Class A	9,275	762,591
Automatic Data Processing, Inc.	6,205	501,426
Cognizant Technology Solutions Corp., Class A(a)	9,795	989,099
International Business Machines Corp.	3,700	694,009
Visa, Inc., Class A	3,815	849,524
Total		3,796,649
Semiconductors & Semiconductor Equipment 0.7%
ARM Holdings PLC, ADR	12,618	690,709
Intel Corp.	29,485	765,431
KLA-Tencor Corp.	7,395	476,682
Texas Instruments, Inc.	9,275	407,265
Total		2,340,087
Software 1.2%
Microsoft Corp.	28,900	1,081,727
Red Hat, Inc.(a)	18,195	1,019,648
Salesforce.com, Inc.(a)	18,091	998,442
VMware, Inc., Class A(a)	11,876	1,065,396
Total		4,165,213
Total Information Technology		15,285,692
Materials 0.9%
Chemicals 0.8%
EI du Pont de Nemours & Co.	8,765	569,462
LyondellBasell Industries NV, Class A	3,630	291,417
Monsanto Co.	7,537	878,437
RPM International, Inc.	6,560	272,306
Sherwin-Williams Co. (The)	3,490	640,415
Total		2,652,037
Containers & Packaging 0.1%
Sonoco Products Co.	6,560	273,683
Total Materials		2,925,720
Telecommunication Services 0.6%
Diversified Telecommunication Services 0.5%
AT&T, Inc.	13,585	477,648
Verizon Communications, Inc.	24,835	1,220,392
Total		1,698,040

Common Stocks (continued)

Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.1%
Vodafone Group PLC, ADR	12,355	485,675
Total Telecommunication Services		2,183,715
Utilities 0.6%
Electric Utilities 0.3%
American Electric Power Co., Inc.	6,740	315,028
Duke Energy Corp.	3,055	210,825
NextEra Energy, Inc.	2,445	209,341
Northeast Utilities	6,805	288,464
Total		1,023,658
Multi-Utilities 0.3%
CMS Energy Corp.	10,005	267,834
Dominion Resources, Inc.	3,710	240,000
Sempra Energy	2,625	235,620
Wisconsin Energy Corp.	6,415	265,196
Total		1,008,650
Total Utilities		2,032,308
Total Common Stocks (Cost: $68,281,148)		71,059,426

Convertible Preferred Stocks 2.3%

Consumer Staples 0.1%
Food Products 0.1%
Bunge Ltd., 4.875%	4,300	460,840
Total Consumer Staples		460,840
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Chesapeake Energy Corp., 5.750%(b)	210	243,337
Total Energy		243,337
Financials 0.9%
Capital Markets 0.2%
AMG Capital Trust II, 5.150%	7,700	487,025
Commercial Banks 0.1%
Wells Fargo & Co., 7.500%	410	453,050
Diversified Financial Services 0.1%
Bank of America Corp., 7.250%	400	424,400

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 0.5%
Alexandria Real Estate Equities, Inc., 7.000%	23,000	572,125
Health Care REIT, Inc., 6.500%	8,200	420,332
Weyerhaeuser Co., 6.375%	8,700	487,548
iStar Financial, Inc., 4.500%	4,000	250,108
Total		1,730,113
Total Financials		3,094,588
Health Care 0.1%
Health Care Equipment & Supplies 0.1%
Alere, Inc., 3.000%	1,200	343,560
Total Health Care		343,560
Industrials 0.3%
Aerospace & Defense 0.1%
United Technologies Corp., 7.500%	5,400	353,538
Airlines 0.1%
Continental Airlines Finance Trust II, 6.000%	10,000	481,875
Machinery 0.1%
Stanley Black & Decker, Inc., 6.250%	1,700	175,440
Total Industrials		1,010,853
Telecommunication Services 0.2%
Diversified Telecommunication Services 0.1%
Intelsat SA, 5.750%	4,300	251,550
Wireless Telecommunication Services 0.1%
Crown Castle International Corp., 4.500%	4,600	458,988
Total Telecommunication Services		710,538
Utilities 0.6%
Electric Utilities 0.3%
NextEra Energy, Inc., 5.599%	7,800	448,504
PPL Corp., 8.750%	8,800	465,344
Total		913,848
Multi-Utilities 0.3%
CenterPoint Energy, Inc., 3.719%(c)	8,900	472,812

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
Dominion Resources, Inc., 6.000%	4,200	227,682
Dominion Resources, Inc., 6.125%	4,100	221,892
Total		922,386
Total Utilities		1,836,234
Total Convertible Preferred Stocks (Cost: $7,802,224)		7,699,950

Convertible Bonds(d) 3.7%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Automotive 0.2%
Navistar International Corp. Senior Subordinated Notes(b) 10/15/18	4.500%		444,000	454,958
Volkswagen International Finance NV(b) 11/09/15	5.500%	EUR	200,000	340,348
Total				795,306
Brokerage 0.1%
Walter Investment Management Corp. Senior Subordinated Notes 11/01/19	4.500%		226,000	225,718
Building Materials 0.3%
Cemex SAB de CV Subordinated Notes 03/15/15	4.875%		399,000	472,815
Layne Christensen Co. Senior Unsecured(b) 11/15/18	4.250%		484,000	493,462
Total				966,277
Diversified Manufacturing 0.1%
Sterlite Industries India Ltd. Senior Unsecured 10/30/14	4.000%		473,000	468,566
Food and Beverage 0.1%
Chiquita Brands International, Inc. Senior Unsecured 08/15/16	4.250%		481,000	466,570
Gaming 0.2%
MGM Resorts International 04/15/15	4.250%		379,000	521,125

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Convertible Bonds(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.2%
Chesapeake Energy Corp. 12/15/38	2.250%	501,000	467,182
Endeavour International Corp. 07/15/16	5.500%	282,000	226,658
Total			693,840
Lodging 0.1%
Morgans Hotel Group Co. 10/15/14	2.375%	482,000	467,540
Media Non-Cable 0.1%
Cenveo Corp. 05/15/17	7.000%	323,000	355,881
Metals 0.2%
Alpha Natural Resources, Inc. 12/31/20	4.875%	225,000	242,719
James River Coal Co.(b) 06/01/18	10.000%	565,000	179,387
Molycorp, Inc. Senior Unsecured 09/01/17	6.000%	329,000	251,460
Total			673,566
Non-Captive Consumer 0.1%
DFC Global Corp. Senior Unsecured 04/15/17	3.250%	477,000	428,699
Oil Field Services 0.2%
Cobalt International Energy, Inc. Senior Unsecured 12/01/19	2.625%	260,000	230,568
Vantage Drilling Co. Senior Unsecured(b) 07/15/43	5.500%	429,000	473,329
Total			703,897
Other Financial Institutions 0.3%
Ares Capital Corp. Senior Unsecured(b) 01/15/19	4.375%	464,000	483,325
GSV Capital Corp. Senior Unsecured(b) 09/15/18	5.250%	454,000	463,625
Total			946,950

Convertible Bonds(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.5%
Corsicanto Ltd. 01/15/32	3.500%	320,000	222,662
Dendreon Corp. Senior Unsecured 01/15/16	2.875%	370,000	229,400
InterMune, Inc. Senior Unsecured 09/15/18	2.500%	535,000	476,484
Supernus Pharmaceuticals, Inc. Senior Secured(b) 05/01/19	7.500%	238,000	377,901
Vivus, Inc. Senior Unsecured(b) 05/01/20	4.500%	396,000	338,828
Total			1,645,275
Property & Casualty 0.1%
MGIC Investment Corp. Senior Unsecured 05/01/17	5.000%	418,000	471,579
Railroads 0.1%
Greenbrier Companies, Inc. (The) Senior Unsecured 04/01/18	3.500%	197,000	232,953
Refining 0.1%
Clean Energy Fuels Corp. Senior Unsecured(b) 10/01/18	5.250%	229,000	233,688
REITs 0.2%
Blackstone Mortgage Trust, Inc. Senior Unsecured 12/01/18	5.250%	227,000	236,588
Campus Crest Communities Operating Partnership LP(b) 10/15/18	4.750%	457,000	463,284
Total			699,872
Retailers 0.1%
Rite Aid Corp. Senior Unsecured 05/15/15	8.500%	108,000	221,940
Technology 0.1%
Digital River, Inc. Senior Unsecured 11/01/30	2.000%	353,000	348,587

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Convertible Bonds(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NQ Mobile, Inc. Senior Unsecured(b) 10/15/18	4.000%	165,000	115,500
Total			464,087
Tobacco 0.1%
Vector Group Ltd. Senior Unsecured(c) 01/15/19	2.500%	394,000	467,678
Transportation Services 0.2%
DryShips, Inc. Senior Unsecured 12/01/14	5.000%	481,000	486,111
Total Convertible Bonds (Cost: $12,817,273)			12,637,118

Money Market Funds 68.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(e)(f)	231,832,037	231,832,037
Total Money Market Funds (Cost: $231,832,037)		231,832,037
Total Investments (Cost: $320,732,682)		323,228,531
Other Assets & Liabilities, Net		17,449,173
Net Assets		340,677,704

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2013

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Bank PLC	January 10, 2014	38,622,750 AUD	34,904,448 USD	434,501	—
Barclays Bank PLC	January 10, 2014	9,238,015 AUD	8,218,726 USD	—	(25,998)
Citigroup Global Markets Inc.	January 10, 2014	3,220,877 AUD	2,936,014 USD	61,452	—
Citigroup Global Markets Inc.	January 10, 2014	2,456,478 AUD	2,178,815 USD	—	(13,538)
Credit Suisse	January 10, 2014	1,446,145	1,312,482 AUD	21,830 USD	—
J.P. Morgan Securities, Inc.	January 10, 2014	2,000,000	1,826,158 AUD	41,202 USD	—
UBS Securities	January 10, 2014	13,132,567	12,033,245 AUD	312,720 USD	—
Barclays Bank PLC	January 10, 2014	7,927,102 CAD	7,492,826 USD	31,595	—
Barclays Bank PLC	January 10, 2014	18,014,711 CAD	16,838,084 USD	—	(117,913)
Citigroup Global Markets Inc.	January 10, 2014	8,801,234 CAD	8,329,149 USD	45,159	—
Citigroup Global Markets Inc.	January 10, 2014	7,631,325 CAD	7,148,920 USD	—	(33,917)
Credit Suisse	January 10, 2014	392,750 CAD	369,936 USD	268	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Forward Foreign Currency Exchange Contracts Open at December 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
J.P. Morgan Securities, Inc.	January 10, 2014	3,100,000 CAD	2,915,477 USD	—	(2,338)
UBS Securities	January 10, 2014	39,771,454 CAD	37,616,317 USD	182,207	—
UBS Securities	January 10, 2014	9,347,419 CAD	8,771,699 USD	—	(26,378)
Barclays Bank PLC	January 10, 2014	1,586,803	1,780,798 CHFUSD	1,862	—
Barclays Bank PLC	January 10, 2014	15,446,256 CHF	17,143,802 USD	—	(172,699)
Citigroup Global Markets Inc.	January 10, 2014	5,029,799 CHF	5,648,504 USD	9,692	—
Citigroup Global Markets Inc.	January 10, 2014	2,735,749 CHF	3,019,752 USD	—	(47,244)
Credit Suisse	January 10, 2014	772,670 CHF	870,068 USD	3,842	—
Credit Suisse	January 10, 2014	8,396,838 CHF	9,378,016 USD	—	(35,519)
UBS Securities	January 10, 2014	10,289,602 CHF	11,553,574 USD	18,096	—
UBS Securities	January 10, 2014	49,812,005 CHF	54,833,011 USD	—	(1,010,274)
Barclays Bank PLC	January 10, 2014	5,449,274	7,509,827 EURUSD	13,289	—
Barclays Bank PLC	January 10, 2014	14,960,104 EUR	20,294,262 USD	—	(286,277)
Citigroup Global Markets Inc.	January 10, 2014	12,545,628 EUR	16,919,925 USD	—	(339,034)
Credit Suisse	January 10, 2014	3,802,949 EUR	5,219,270 USD	—	(12,428)
UBS Securities	January 10, 2014	9,895,487 EUR	13,639,238 USD	26,066	—
UBS Securities	January 10, 2014	56,617,363 EUR	77,076,956 USD	—	(811,264)
Barclays Bank PLC	January 10, 2014	4,858,072	7,947,978 GBPUSD	—	(96,360)
Citigroup Global Markets Inc.	January 10, 2014	8,812,288 GBP	14,272,247 USD	—	(319,763)
Credit Suisse	January 10, 2014	607,980 GBP	994,982 USD	—	(11,753)
UBS Securities	January 10, 2014	35,142,660 GBP	57,211,616 USD	—	(980,083)
Barclays Bank PLC	January 10, 2014	4,745,363,223 JPY	46,296,605 USD	1,234,172	—
BNP Paribas Securities Corp.	January 10, 2014	245,600,000 JPY	2,386,948 USD	54,707	—
Citigroup Global Markets Inc.	January 10, 2014	1,721,495,873 JPY	16,869,861 USD	522,367	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Forward Foreign Currency Exchange Contracts Open at December 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Credit Suisse	January 10, 2014	191,219,857 JPY	1,863,565 USD	47,723	—
UBS Securities	January 10, 2014	6,288,766,849 JPY	61,772,506 USD	2,053,758	—
Barclays Bank PLC	January 10, 2014	252,355,981	41,168,833 NOKUSD	—	(426,425)
BNP Paribas Securities Corp.	January 10, 2014	13,000,000 NOK	2,123,699 USD	—	(19,061)
Citigroup Global Markets Inc.	January 10, 2014	87,746,819 NOK	14,324,354 USD	—	(138,752)
Credit Suisse	January 10, 2014	40,145,368 NOK	6,538,333 USD	—	(78,736)
UBS Securities	January 10, 2014	310,249,533 NOK	50,694,720 USD	—	(442,997)
Barclays Bank PLC	January 10, 2014	2,811,764 NZD	2,320,496 USD	9,314	—
Barclays Bank PLC	January 10, 2014	14,582,529 NZD	11,893,218 USD	—	(93,159)
Citigroup Global Markets Inc.	January 10, 2014	3,023,991 NZD	2,493,944 USD	8,319	—
Citigroup Global Markets Inc.	January 10, 2014	5,816,040 NZD	4,746,035 USD	—	(34,568)
Credit Suisse	January 10, 2014	265,282 NZD	219,227 USD	1,173	—
UBS Securities	January 10, 2014	3,118,701 NZD	2,576,990 USD	13,515	—
UBS Securities	January 10, 2014	19,637,469 NZD	16,057,959 USD	—	(83,421)
Barclays Bank PLC	January 10, 2014	161,263,470 SEK	24,508,639 USD	—	(560,885)
Citigroup Global Markets Inc.	January 10, 2014	88,445,359 SEK	13,406,062 USD	—	(343,382)
Credit Suisse	January 10, 2014	38,599,096 SEK	5,929,784 USD	—	(70,713)
UBS Securities	January 10, 2014	240,455,916 SEK	36,460,837 USD	—	(919,700)
Barclays Bank PLC	January 10, 2014	61,277,590 SGD	48,881,872 USD	324,103	—
Barclays Bank PLC	January 10, 2014	8,831,036 SGD	6,965,128 USD	—	(32,789)
Citigroup Global Markets Inc.	January 10, 2014	33,955,421 SGD	27,094,095 USD	187,040	—
Citigroup Global Markets Inc.	January 10, 2014	15,501,029 SGD	12,225,674 USD	—	(57,698)
Credit Suisse	January 10, 2014	5,556,915 SGD	4,427,447 USD	24,020	—
Credit Suisse	January 10, 2014	728,936 SGD	575,294 USD	—	(2,331)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Forward Foreign Currency Exchange Contracts Open at December 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
J.P. Morgan Securities, Inc.	January 10, 2014	6,200,000 SGD	4,961,818 USD	48,796	—
UBS Securities	January 10, 2014	225,408,160 SGD	180,534,597 USD	1,915,996	—
UBS Securities	January 10, 2014	4,356,481 SGD	3,434,091 USD	—	(18,085)
Barclays Bank PLC	January 10, 2014	4,550,521 USD	5,115,001 AUD	14,503	—
Barclays Bank PLC	January 10, 2014	10,924,604 USD	12,086,037 AUD	—	(138,084)
Citigroup Global Markets Inc.	January 10, 2014	3,647,108 USD	4,090,594 AUD	3,658	—
Citigroup Global Markets Inc.	January 10, 2014	10,704,462 USD	11,568,917 AUD	—	(379,458)
Credit Suisse	January 10, 2014	2,452,190 USD	2,745,282 AUD	—	(2,086)
UBS Securities	January 10, 2014	4,441,441 USD	4,997,989 AUD	19,154	—
UBS Securities	January 10, 2014	9,424,859 USD	10,135,767 AUD	—	(378,910)
Barclays Bank PLC	January 10, 2014	11,365,438 USD	12,112,584 CAD	35,296	—
Barclays Bank PLC	January 10, 2014	3,615,787 USD	3,812,573 CAD	—	(27,277)
Citigroup Global Markets Inc.	January 10, 2014	10,636,890 USD	11,336,067 CAD	32,963	—
Citigroup Global Markets Inc.	January 10, 2014	13,188,574 USD	13,865,988 CAD	—	(137,482)
Credit Suisse	January 10, 2014	3,473,212 USD	3,704,519 CAD	13,596	—
UBS Securities	January 10, 2014	45,260,667 USD	48,211,635 CAD	117,599	—
UBS Securities	January 10, 2014	25,665,014 USD	26,975,574 CAD	—	(274,778)
Barclays Bank PLC	January 10, 2014	1,047,517 USD	943,908 CHF	10,680	—
Barclays Bank PLC	January 10, 2014	129,825 USD	115,099 CHF	—	(790)
Citigroup Global Markets Inc.	January 10, 2014	1,087,833 USD	983,468 CHF	14,714	—
Credit Suisse	January 10, 2014	5,245,014 USD	4,704,519 CHF	29,132	—
Credit Suisse	January 10, 2014	259,577 USD	230,198 CHF	—	(1,507)
UBS Securities	January 10, 2014	22,293,030 USD	20,056,767 CHF	192,228	—
UBS Securities	January 10, 2014	32,802,535 USD	29,058,588 CHF	—	(225,507)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Forward Foreign Currency Exchange Contracts Open at December 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Bank PLC	January 10, 2014	57,227,124 USD	41,953,908 EUR	488,655	—
Barclays Bank PLC	January 10, 2014	17,095,971 USD	12,410,041 EUR	—	(23,537)
Citigroup Global Markets Inc.	January 10, 2014	30,412,344 USD	22,387,649 EUR	386,228	—
Citigroup Global Markets Inc.	January 10, 2014	3,119,253 USD	2,262,806 EUR	—	(6,321)
Credit Suisse	January 10, 2014	6,142,826 USD	4,483,992 EUR	25,779	—
Credit Suisse	January 10, 2014	1,074,227 USD	780,258 EUR	—	(831)
UBS Securities	January 10, 2014	79,983,689 USD	58,810,054 EUR	921,007	—
UBS Securities	January 10, 2014	39,273,231 USD	28,497,881 EUR	—	(68,838)
Barclays Bank PLC	January 10, 2014	28,169,610 USD	17,281,354 GBP	446,076	—
Citigroup Global Markets Inc.	January 10, 2014	46,138,515 USD	28,291,176 GBP	708,011	—
Credit Suisse	January 10, 2014	1,288,260 USD	793,956 GBP	26,429	—
J.P. Morgan Securities, Inc.	January 10, 2014	2,299,732 USD	1,400,000 GBP	18,486	—
UBS Securities	January 10, 2014	33,293,360 USD	20,403,672 GBP	492,481	—
Barclays Bank PLC	January 10, 2014	13,914,693 USD	1,436,931,686 JPY	—	(269,451)
Citigroup Global Markets Inc.	January 10, 2014	3,744,937 USD	381,236,844 JPY	—	(124,675)
Credit Suisse	January 10, 2014	399,414 USD	41,102,778 JPY	—	(9,098)
UBS Securities	January 10, 2014	37,385,298 USD	3,833,379,310 JPY	—	(983,152)
Barclays Bank PLC	January 10, 2014	14,590,030 USD	89,690,895 NOK	193,515	—
Citigroup Global Markets Inc.	January 10, 2014	8,967,179 USD	55,030,052 NOK	103,300	—
Credit Suisse	January 10, 2014	511,983 USD	3,131,406 NOK	4,159	—
UBS Securities	January 10, 2014	57,326,952 USD	352,432,261 NOK	763,647	—
Barclays Bank PLC	January 10, 2014	25,620,949 USD	31,247,609 NZD	63,599	—
Barclays Bank PLC	January 10, 2014	6,290,063 USD	7,605,959 NZD	—	(38,205)
Citigroup Global Markets Inc.	January 10, 2014	3,093,184 USD	3,747,910 NZD	—	(12,520)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Forward Foreign Currency Exchange Contracts Open at December 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Credit Suisse	January 10, 2014	674,355 USD	826,636 NZD	5,114	—
Credit Suisse	January 10, 2014	1,590,224 USD	1,931,542 NZD	—	(2,558)
UBS Securities	January 10, 2014	8,887,901 USD	10,872,477 NZD	48,934	—
UBS Securities	January 10, 2014	17,202,115 USD	20,750,895 NZD	—	(145,537)
Barclays Bank PLC	January 10, 2014	25,882,626 USD	169,851,314 SEK	521,937	—
Citigroup Global Markets Inc.	January 10, 2014	13,922,968 USD	90,671,393 SEK	172,528	—
Credit Suisse	January 10, 2014	4,175,129 USD	27,320,855 SEK	72,087	—
UBS Securities	January 10, 2014	27,531,914 USD	181,199,234 SEK	636,764	—
Barclays Bank PLC	January 10, 2014	12,956,986 USD	16,384,945 SGD	26,822	—
Barclays Bank PLC	January 10, 2014	79,589,382 USD	99,606,194 SGD	—	(659,145)
Citigroup Global Markets Inc.	January 10, 2014	30,106,061 USD	37,708,251 SGD	—	(225,178)
Credit Suisse	January 10, 2014	2,435,603 USD	3,076,761 SGD	2,493	—
Credit Suisse	January 10, 2014	10,076,179 USD	12,626,250 SGD	—	(70,849)
UBS Securities	January 10, 2014	17,617,175 USD	22,284,635 SGD	41,683	—
UBS Securities	January 10, 2014	123,982,032 USD	155,215,304 SGD	—	(985,860)
Total				14,302,041	(12,857,116)

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, cash totaling $15,477,534 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10YR MINI JGB	(472)	JPY	(64,213,693)	March 2014	253,248	—
10YR MINI JGB	50	JPY	6,802,298	March 2014	—	(37,237)
3MO EURO EURIBOR	155	EUR	53,137,764	September 2014	3,818	—
3MO EURO SWISS FRANC	1,205	CHF	337,671,515	September 2014	—	(80,325)
3MO EUROYEN (TFX)	(1,295)	JPY	(306,764,730)	September 2014	26,766	—
3MO EUROYEN (TFX)	97	JPY	22,977,744	September 2014	—	(2,643)
90 DAY STERLING	(906)	GBP	(186,101,675)	September 2014	201,521	—
AUST 10YR BOND	547	AUD	56,003,422	March 2014	455,664	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Futures Contracts Outstanding at December 31, 2013 (continued)

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
AUST 10YR BOND	(60)	AUD	(6,142,971)	March 2014	—	(70,786)
BANK ACCEPT	200	CAD	46,476,823	September 2014	—	(615)
BANK ACCEPT	(1,106)	CAD	(257,016,830)	September 2014	3,779	—
CAC40 10 EURO	23	EUR	1,360,092	January 2014	70,053	—
CAN 10YR BOND	(324)	CAD	(38,657,340)	March 2014	364,232	—
CBOE VIX	(682)	USD	(11,082,500)	April 2014	—	(32,823)
CBOE VIX	101	USD	1,489,750	February 2014	—	(15,413)
CBOE VIX	203	USD	2,831,850	January 2014	330	—
CBOE VIX	142	USD	2,215,200	March 2014	205	—
CBOE VIX	284	USD	4,771,200	May 2014	3,062	—
DAX INDEX	15	EUR	4,955,355	March 2014	217,758	—
EURO 90 DAY	(1,707)	USD	(425,192,363)	September 2014	209,278	—
EURO 90 DAY	187	USD	46,579,363	September 2014	—	(14,474)
EURO STOXX 50	27	EUR	1,154,432	March 2014	61,686	—
EURO-BUND	177	EUR	33,887,726	March 2014	—	(303,100)
FTSE 100 INDEX	(71)	GBP	(7,874,414)	March 2014	—	(293,335)
FTSE/MIB INDEX	53	EUR	6,935,760	March 2014	321,520	—
HANG SENG INDEX	60	HKD	9,027,120	January 2014	133,892	—
IBEX 35 INDEX	29	EUR	3,937,425	January 2014	206,437	—
LONG GILT	(95)	GBP	(16,763,512)	March 2014	172,145	—
MSCI SING IX ETS	(212)	SGD	(12,270,280)	January 2014	—	(202,020)
OMXS30 INDEX	196	SEK	4,068,191	January 2014	181,243	—
S&P 500	50	USD	23,013,750	March 2014	904,728	—
S&P/TSE 60 INDEX	(6)	CAD	(882,165)	March 2014	—	(37,350)
S&P/TSE 60 INDEX	13	CAD	1,911,358	March 2014	64,802	—
S&P500 EMINI	(745)	USD	(68,580,975)	March 2014	—	(2,706,036)
TOPIX INDEX	(71)	JPY	(8,781,455)	March 2014	—	(331,808)
TOPIX INDEX	7	JPY	865,777	March 2014	33,941	—
US LONG BOND	(39)	USD	(5,004,188)	March 2014	59,172	—
Total					3,949,280	(4,127,965)

Notes to Consolidated Portfolio of Investments

(a)  Non-income producing.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $4,660,972 or 1.37% of net assets.

(c)  Variable rate security.

(d)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(e)  The rate shown is the seven-day current annualized yield at December 31, 2013.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Notes to Consolidated Portfolio of Investments (continued)

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	26,712,773	895,581,094	(690,461,830)	231,832,037	72,586	231,832,037

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD   Australian Dollar

CAD   Canadian Dollar

CHF   Swiss Franc

EUR   Euro

GBP   British Pound

HKD  Hong Kong Dollar

JPY   Japanese Yen

NOK   Norwegian Krone

NZD   New Zealand Dollar

SEK   Swedish Krona

SGD   Singapore Dollar

USD   US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	9,930,903	—	—	9,930,903
Consumer Staples	4,404,964	—	—	4,404,964
Energy	6,043,169	—	—	6,043,169
Financials	9,164,749	—	—	9,164,749
Health Care	12,081,532	—	—	12,081,532
Industrials	7,006,674	—	—	7,006,674
Information Technology	15,285,692	—	—	15,285,692
Materials	2,925,720	—	—	2,925,720
Telecommunication Services	2,183,715	—	—	2,183,715
Utilities	2,032,308	—	—	2,032,308

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Convertible Preferred Stocks
Consumer Staples	—	460,840	—	460,840
Energy	—	243,337	—	243,337
Financials	1,785,330	1,309,258	—	3,094,588
Health Care	343,560	—	—	343,560
Industrials	528,978	481,875	—	1,010,853
Telecommunication Services	251,550	458,988	—	710,538
Utilities	914,918	921,316	—	1,836,234
Total Equity Securities	74,883,762	3,875,614	—	78,759,376
Bonds
Convertible Bonds	—	12,637,118	—	12,637,118
Total Bonds	—	12,637,118	—	12,637,118
Mutual Funds
Money Market Funds	231,832,037	—	—	231,832,037
Total Mutual Funds	231,832,037	—	—	231,832,037
Investments in Securities	306,715,799	16,512,732	—	323,228,531
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	14,302,041	—	14,302,041
Futures Contracts	3,949,280	—	—	3,949,280
Liabilities
Forward Foreign Currency Exchange Contracts	—	(12,857,116)	—	(12,857,116)
Futures Contracts	(4,127,965)	—	—	(4,127,965)
Total	306,537,114	17,957,657	—	324,494,771

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $88,900,645)	$91,396,494
Affiliated issuers (identified cost $231,832,037)	231,832,037
Total investments (identified cost $320,732,682)	323,228,531
Foreign currency (identified cost $3)	3
Margin deposits	15,477,534
Unrealized appreciation on forward foreign currency exchange contracts	14,302,041
Receivable for:
Investments sold	360,662
Dividends	156,420
Interest	138,444
Reclaims	9,942
Variation margin	618,465
Expense reimbursement due from Investment Manager	1,210
Prepaid expenses	2,444
Trustees' deferred compensation plan	5,366
Total assets	354,301,062
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	12,857,116
Payable for:
Investments purchased	177,032
Capital shares purchased	2,622
Variation margin	490,616
Investment management fees	9,512
Distribution and/or service fees	29
Transfer agent fees	560
Administration fees	746
Compensation of board members	303
Chief compliance officer expenses	49
Other expenses	79,407
Trustees' deferred compensation plan	5,366
Total liabilities	13,623,358
Net assets applicable to outstanding capital stock	$340,677,704
Represented by
Trust capital	$340,677,704
Total — representing net assets applicable to outstanding capital stock	$340,677,704

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2013

Class 1
Net assets	$336,391,077
Shares outstanding	34,267,746
Net asset value per share	$9.82
Class 2
Net assets	$4,286,627
Shares outstanding	438,235
Net asset value per share	$9.78

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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23

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Statement of Operations

Year Ended December 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$389,029
Dividends — affiliated issuers	72,586
Interest	8,445,164
Foreign taxes withheld	(26,924)
Total income	8,879,855
Expenses:
Investment management fees	3,496,587
Distribution and/or service fees
Class 2	4,015
Transfer agent fees
Class 1	204,718
Class 2	964
Administration fees	274,242
Compensation of board members	25,099
Custodian fees	191,431
Printing and postage fees	22,108
Professional fees	39,946
Dividends and interest on securities sold short	20,449
Chief compliance officer expenses	202
Other	21,767
Total expenses	4,301,528
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(257,997)
Total net expenses	4,043,531
Net investment income	4,836,324
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,097,592
Foreign currency translations	795,469
Forward foreign currency exchange contracts	(6,647,480)
Futures contracts	(3,685,025)
Options contracts written	2,032,307
Securities sold short	(923,296)
Swap contracts	(2,209,899)
Net realized loss	(8,540,332)
Net change in unrealized appreciation (depreciation) on:
Investments	(8,167,734)
Foreign currency translations	(91,256)
Forward foreign currency exchange contracts	2,218,587
Futures contracts	204,244
Options contracts written	(1,412,617)
Securities sold short	942,725
Swap contracts	1,908,542
Foreign capital gains tax	143,040
Net change in unrealized appreciation (depreciation)	(4,254,469)
Net realized and unrealized loss	(12,794,801)
Net decrease in net assets from operations	$(7,958,477)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012(a)
Operations
Net investment income	$4,836,324	$5,144,995
Net realized loss	(8,540,332)	(8,358,434)
Net change in unrealized appreciation (depreciation)	(4,254,469)	7,967,566
Net increase (decrease) in net assets resulting from operations	(7,958,477)	4,754,127
Increase (decrease) in net assets from capital stock activity	10,792,849	333,069,205
Total increase in net assets	2,834,372	337,823,332
Net assets at beginning of year	337,843,332	20,000
Net assets at end of year	$340,677,704	$337,843,332

(a) For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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25

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	2,163,728	21,699,031	34,451,540	341,167,742
Redemptions	(1,530,284)	(15,247,185)	(818,988)	(8,098,537)
Net increase	633,444	6,451,846	33,632,552	333,069,205
Class 2 shares
Subscriptions	465,683	4,612,741	—	—
Redemptions	(27,698)	(271,738)	—	—
Net increase	437,985	4,341,003	—	—
Total net increase	1,071,429	10,792,849	33,632,552	333,069,205

(a) For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013		2012(a)
Per share data
Net asset value, beginning of period	$10.04		$10.00
Income from investment operations:
Net investment income	0.14		0.17
Net realized and unrealized loss	(0.36)		(0.13)
Total from investment operations	(0.22)		0.04
Net asset value, end of period	$9.82		$10.04
Total return	(2.19%)		0.40%
Ratios to average net assets(b)
Total gross expenses	1.25	%(c)	1.28	%(c)(d)
Total net expenses(e)	1.18	%(c)	1.28	%(c)(d)
Net investment income	1.41%		2.49	%(d)
Supplemental data
Net assets, end of period (in thousands)	$336,391		$337,841
Portfolio turnover	213%		57%

Notes to Consolidated Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.01% for the years ended December 31, 2013 and 2012, respectively.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013		2012(a)
Per share data
Net asset value, beginning of period	$10.03		$10.00
Income from investment operations:
Net investment income	0.07		0.15
Net realized and unrealized loss	(0.32)		(0.12)
Total from investment operations	(0.25)		0.03
Net asset value, end of period	$9.78		$10.03
Total return	(2.49%)		0.30%
Ratios to average net assets(b)
Total gross expenses	1.50	%(c)	1.48	%(d)(e)
Total net expenses(f)	1.38	%(c)	1.48	%(d)(e)
Net investment income	0.74%		2.22	%(e)
Supplemental data
Net assets, end of period (in thousands)	$4,287		$3
Portfolio turnover	213%		57%

Notes to Consolidated Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short which rounds to less than 0.01%.

(d)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund (formerly known as Variable Portfolio — Eaton Vance Global Macro Advantage Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective November 18, 2013, Variable Portfolio — Eaton Vance Global Macro Advantage Fund was renamed Columbia Variable Portfolio — Multi-Strategy Alternatives Fund.

Basis for Consolidation

VPGMA Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund's investment objective and policies as stated in its prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial Inc. (Ameriprise Financial) is responsible for the Subsidiary's day-to-day business pursuant to a separate investment management services agreement between the Subsidiary and the Investment Manager. At December 31, 2013, the Fund's investment in the Subsidiary represented $250,000 or 0.07% of the net assets of the Fund.

The consolidated financial statements present the portfolio holdings, financial position and results of operations of the Fund and wholly-owned subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a

Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing

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29

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For consolidated financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the consolidated financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited

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30

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to enhance return, as a substitute for the purchase or sale of securities, and to gain market exposure to various foreign currencies. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio

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31

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market, and to gain market exposure to various currency, interest rate, and equity markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or over-the-counter. The Fund purchased and wrote option contracts to produce incremental earnings, to enhance return, as a substitute for the purchase or sale of securities, and to gain market exposure to various currency, interest rate, and equity markets. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For over-the-counter options contracts, the transaction is also subject to counterparty credit risk. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Annual Report 2013
32

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

Contracts and premiums associated with options contracts written for the year ended December 31, 2013 are as follows:

	Calls		Puts
	Contracts	Premiums	Contracts	Premiums
Balance at December 31, 2012	2,328,000,000	$1,661,637	847,200,000	$355,797
Opened	425,573,882	662,073	30,988,160,000	405,471
Closed	(32,373,882)	(608,764)	(30,988,160,000)	(405,471)
Expired	(2,721,200,000)	(1,714,946)	(847,200,000)	(355,797)
Balance at December 31, 2013	—	$—	—	$—

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statements of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contacts, the Fund has minimal credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, increase or decrease its credit exposure to a specific debt security or a basket of debt securities, and to enhance return. Additionally, credit default swap contracts were used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Cross-Currency Swap Transactions

The Fund entered into cross-currency swap transactions to gain or mitigate exposure on currency risk, to hedge currency risk exposure, and to enhance returns. Cross-currency swaps are agreements between two parties that involve the exchange of one currency for another currency with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties in the currency of the principal received based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swaps may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Cross-currency swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain cross-currency swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of

Annual Report 2013
33

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

accrued interest. The Fund will realize a gain or a loss when the cross-currency swap is terminated.

The risks of cross-currency swaps include the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to produce incremental earnings, or to gain exposure to or protect itself from market rate changes, or to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Total Return Swap Contracts

The Fund entered into total return swap contracts to obtain long or short exposure to the total return on a specified reference security, a basket of reference securities or a reference security index during the specified period, in return for periodic payments based on a fixed or variable interest rate and to enhance return. Total return swap contracts may be used to obtain exposure to a reference security or market without owning, taking physical custody of, or short selling such security or securities in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the reference securities. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the reference securities. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

At December 31, 2013, no collateral had been posted by either the Fund or the counterparty.

Annual Report 2013
34

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2013:

			Net Amounts of	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities ($)	Assets Presented in the Consolidated Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	14,302,041	—	14,302,041	12,836,352	—	—	1,465,689
			Net Amounts of	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities ($)	Liabilities Presented in the Consolidated Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	12,857,116	—	12,857,116	12,836,352	—	—	20,764

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(b)  Represents the net amount due from counterparties in the event of default.

(c)  Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(d)  Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Consolidated Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	2,199,657	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	14,302,041
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	410,799	*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	1,338,824	*
Total		18,251,321

Annual Report 2013
35

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	3,618,785	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	12,857,116
Foreign exchange risk	Component of trust capital — unrealized depreciation on futures contracts	94,799	*
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	414,381	*
Total		16,985,081

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Consolidated Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	1,224,591	(1,150,480)	484,697	558,808
Credit risk	—	—	—	(4,481,363)	(4,481,363)
Equity risk	—	(1,305,735)	1,097	2,228,513	923,875
Foreign exchange risk	(6,647,480)	(272,430)	(1,537,124)	410,790	(8,046,244)
Interest rate risk	—	(3,331,451)	—	(852,536)	(4,183,987)
Total	(6,647,480)	(3,685,025)	(2,686,507)	(2,209,899)	(15,228,911)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	555,005	340,910	—	895,915
Credit risk	—	—	—	3,192,449	3,192,449
Equity risk	—	(1,693,445)	—	—	(1,693,445)
Foreign exchange risk	2,218,587	316,000	(896,474)	1,957,594	3,595,707
Interest rate risk	—	1,026,684	—	(3,241,501)	(2,214,817)
Total	2,218,587	204,244	(555,564)	1,908,542	3,775,809

Annual Report 2013
36

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	734
Futures contracts	59,285
Options contracts	2,462
Swap contracts	18,206
Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	83,327,000
Credit default swap contracts — sell protection	24,087,000

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. The collateral is recorded as cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is recorded as interest expense in the Consolidated Statement of Operations and a short position is reported as a liability at fair value in the Consolidated Statement of Asset and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Consolidated Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may

Annual Report 2013
37

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Effective November 18, 2013, under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Prior to November 18, 2013, the Investment Manager was responsible for the ultimate oversight of investments made by the Fund; however the Fund's subadviser (see Subadvisory Agreement below) had the primary responsibility for the day-to-day portfolio management of the Fund.

The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.02% to 0.90% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 1.02% of the Fund's average daily net assets.

Subadvisory Agreement

Prior to November 18, 2013, Eaton Vance Management (Eaton Vance) served as the subadviser of the Fund. The Investment Manager compensated Eaton Vance to manage the investments of the Fund's assets. Effective November 18, 2013, the Investment Manager assumed the day-to-day management responsibilities of the Fund from Eaton Vance.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at

Annual Report 2013
38

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2013 through April 30, 2014	Prior to May 1, 2013
Class 1	1.13%	1.31%
Class 2	1.38	1.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $293,256,858 and $413,600,659, respectively, for the year ended December 31, 2013.

Note 5. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 100% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 8. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Annual Report 2013
39

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

Short Selling Risk

The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund's potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund's use of short sales in effect "leverages" the Fund, as the Fund intends to use the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
40

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Multi-Strategy Alternatives Fund (formerly Variable Portfolio —
Eaton Vance Global Macro Advantage Fund)

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the consolidated financial position of Columbia Variable Portfolio — Multi-Strategy Alternatives Fund (formerly Variable Portfolio — Eaton Vance Global Macro Advantage Fund) (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period April 30, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2014

Annual Report 2013
41

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden décor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 183; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiamanagement.com.

Annual Report 2013
45

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1473 C (2/14)

Annual Report

December 31, 2013

Variable Portfolio — AQR Managed Futures Strategy Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio — AQR Managed Futures Strategy Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	17
Consolidated Statement of Operations	19
Consolidated Statement of Changes in Net Assets	20
Consolidated Financial Highlights	22
Notes to Consolidated Financial Statements	24
Report of Independent Registered Public Accounting Firm	34
Federal Income Tax Information	35
Trustees and Officers	36
Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Variable Portfolio — AQR Managed Futures Strategy Fund

Performance Overview

Performance Summary

>  Variable Portfolio — AQR Managed Futures Strategy Fund (the Fund) Class 2 shares returned 8.71% for the 12-month period that ended December 31, 2013.

>  The Fund outperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.05% over the same period.

>  The Fund's outperformance can be attributed primarily to its effective use of managed futures in the equities, currencies and commodities asset classes, which more than offset the detracting impact of its strategy in fixed income.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	04/30/12	8.86	7.89
Class 2	04/30/12	8.71	7.68
Citigroup 3-Month U.S. Treasury Bill Index		0.05	0.06

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
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Variable Portfolio — AQR Managed Futures Strategy Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — AQR Managed Futures Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013
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Variable Portfolio — AQR Managed Futures Strategy Fund

Manager Discussion of Fund Performance

At December 31, 2013, approximately 98% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 8.71%. The Fund outperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.05% over the same period. The Fund's outperformance can be attributed primarily to its effective use of managed futures in the equities, currencies and commodities asset classes, which more than offset the detracting impact of its strategy in fixed income.

Active Managed Futures Strategy Seeks to Profit from Market Trends

The Fund pursues an active managed futures strategy, using investments in futures and forward contracts, both long and short, across the global equity, fixed income, commodity and currency markets. We utilize both short-term and long-term trend following signals to attempt to profit from different types of trends that occur in each of these markets. Trend following can be simply described as going long in markets that are rising in price, and going short in markets that are falling in price. In addition to trend following signals, we also incorporate signals that seek to identify over-extended trends and to reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend following strategies.

We expect the correlation of this strategy to the equity markets to average close to zero over a full economic cycle. That said, it is the nature of the strategy to exhibit a positive beta when the markets have been rising and a negative beta when the markets have been falling. (Beta is a measure of systematic risk of a security or portfolio. Correlation is a statistical measure of how two securities or portfolios move in relation to each other.)

Shifting Market Trends Determined Bullish and Bearish Positions

The Fund began the year in a bullish position, following strong trends in equities and risk-sensitive currency markets. Bullish trends grew stronger and peaked in mid-February 2013, as risky assets rallied globally following a compromise over the U.S. federal budget. The Fund reduced risk through April, as declining economic growth in emerging markets and falling inflation expectations in the developed world led to a sizable short position in growth-sensitive commodities. In June, bearish stimulus positioning by the U.S. Federal Reserve (the Fed) caused global short-term trends to turn bearish, and the Fund moved to neutral positioning. During the second half of the year, equities experienced a second bull market, as the Fed surprised markets with delayed tapering of its asset purchases. Improved economic data in the U.S. and European economies further buoyed stocks, and the Fund finished December 2013 with an expected portfolio beta of +0.4 relative to the S&P 500 Index.

Portfolio Management

AQR Capital Management, LLC

Clifford Asness, Ph.D.

John Liew, Ph.D.

Brian Hurst

Yao Hua Ooi

Market Exposure Through Derivatives Investments (%)(a) (at December 31, 2013)
Fixed Income Derivative Contracts	112.6
Commodities Derivative Contracts	(57.3)
Equity Derivative Contracts	116.0
Forward Foreign Currency Exchange Contracts	(71.3)
Total Notional Market Value of Derivative Contracts	100.0

(a) The Fund has market exposure to fixed income, equity and commodities asset classes through its investments in futures and swap contracts, and market exposure to foreign currencies through its investments in forward foreign currency exchange contracts. Futures and swap contracts and forward foreign currency exchange contracts are derivative instruments. The Fund may have long or short market exposures. Reflects notional market value of futures and swap contracts and forward foreign currency exchange contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each futures and swap contract are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding futures, foreign currency exchange contracts and swap contracts is $181,939,556. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the financial statements. At period end, the Fund held investments in an affiliated money market fund and U.S. Government obligations, which have been segregated to cover obligations relating to the Fund's investment in derivatives. For further information on these holdings, see the Portfolio Holdings table below and the Consolidated Portfolio of Investments.

Annual Report 2013
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Variable Portfolio — AQR Managed Futures Strategy Fund

Manager Discussion of Fund Performance (continued)

The Fund strategy's average annualized volatility target is 10%, which may vary based on the conditional attractiveness of trends in the markets we trade. The Fund entered the year targeting its long-term average of 10% volatility, as bullish high-conviction trends in global equity and currency markets were balanced by weaker and short-term risk trends in fixed income and commodities. The Fund ended 2013 targeting a slightly below average expected volatility of 8.8% based on conflicting long-term and short-term signals.

Asset Class Trend Signals Added Value

By asset class, equities, currencies and commodities contributed positively to the Fund's returns for the reporting period overall. Fixed income detracted from performance. By signal, long-term trend-following signals performed well, contributing profitably in every asset class other than fixed income, where choppy markets throughout the year led to losses. Shorter-term signals detracted from performance, as reversals over monetary policy in fixed income and commodities overwhelmed small gains from short-term trend-following in equity and currency markets. This does not necessarily indicate that long-term trend following is superior to short-term trend following; however, they may be relatively more effective in different environments. Given the difficulty of predicting which environment will prevail, our strategy is diversified across many horizons of trend following as we seek to perform well across a great variety of market conditions. Overextended trend signals were relatively flat during the annual period, as modest losses from risk reduction in equities and currencies were balanced by contributions from identifying overextended trends in fixed income and commodities.

In equities, the Fund began the annual period strongly bullish on all developed and emerging markets amid the agreement of short-term and long-term signals. The Fund remained positioned long throughout the first quarter of 2013 across nearly all markets. As such, the Fund benefited from global equities rallying based on budgetary compromises in the U.S. and a successful containment of the Cypriot banking crisis in the eurozone. Global equities declined in May and June 2013 over concerns of tightening by the Fed and a credit squeeze in China, resulting in losses in the Fund's long positions. European equities rallied in the third calendar quarter as a result of better than expected economic statistics in the European periphery and accommodative comments from the European Central Bank, which benefited the Fund's long positions. In the fourth quarter of 2013, developed equities continued their year-long rally, rising on improved data and risk sentiment. Based on agreement between long-term and short-term trends, the Fund ended the year long in developed markets and short in some emerging markets.

In fixed income, the Fund began the annual period with small long positions in most assets due to bearish short-term trends conflicting with long-term bullish trends. In May and June 2013, global fixed income reversed and fell sharply due to concerns that the Fed would reduce its bond purchases. Fixed income markets recovered again in the third calendar quarter, as firming economic data and accommodative comments from the European Central Bank led markets to turn higher. Global fixed income markets continued their choppiness in the fourth quarter, as supportive monetary policy early in the quarter conflicted with rising risk sentiment and plans for tapering by the Fed. The Fund ended the year

Portfolio Breakdown (%) (at December 31, 2013)(b)
Money Market Funds	68.8
Treasury Bills	23.5
Other Assets and Liabilities	7.7
Total Net Assets	100.0

(b) Percentage based upon net assets. At period end, the Fund held investments in money market funds (including an affiliated fund) and U.S. Government obligations relating to the Fund's investment in open derivatives contracts. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the financial statements.

Annual Report 2013
5

Variable Portfolio — AQR Managed Futures Strategy Fund

Manager Discussion of Fund Performance (continued)

generally short, except for long positions in Japanese bonds and Canadian and European rates.

In commodities, the Fund entered the annual period with short positions in soft commodities and metals and with mixed positions in grains and energy-related commodities. After an initial January 2013 rally, commodities outside of the energy sub-sector declined on slowing emerging market economies. During the second calendar quarter, commodities fell broadly on further reductions in emerging market economic growth and on a credit squeeze in China, which strongly benefited the Fund. The Fund's short positions in precious metals led to the largest gains amid speculation of an accelerated tightening schedule by the Fed. In the last three months of 2013, metals and agricultural commodities fell on weakness in emerging markets, while energy-related commodities rallied on improved economic growth in the U.S. The Fund ended 2013 with long positions in all energy-related commodities and with short positions in metals and agricultural commodities.

In the currency markets, the Fund's largest positions entering the annual period were short positions in the U.S. dollar, euro and yen and long positions in other developed and emerging market currencies. The Fund's short position in the yen against other currencies was profitable, as the yen fell during the first half of 2013 on efforts by the Bank of Japan to weaken the currency and increase inflation. In the final quarter of the annual period, cross currency positions which were long in the euro or short in the yen were significant contributors to the Fund, as the yen declined sharply on stimulative government policy and the euro rallied on improving economic data. The Fund ended the annual period with long positions in the euro and emerging market currencies and with short positions in the yen and U.S. dollar.

Looking Ahead

Overall, we believe 2013 continued to illustrate the importance of our portfolio construction, which emphasizes diversification across asset classes as well as diversification across signals. Strong performance in currencies and equities as well as short positions in most currencies enabled the Fund to achieve significant gains despite choppiness in fixed income and poor performance by commodities. Long-term momentum signals provided sizable positive returns despite reversals in short-term trends. We believe this ability of trend following strategies to do well in a variety of market environments provides one of the strongest arguments for a managed futures strategy to comprise a portion of most investors' portfolios.

Annual Report 2013
6

Variable Portfolio — AQR Managed Futures Strategy Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,056.60	1,020.38	5.24	5.15	1.00
Class 2	1,000.00	1,000.00	1,055.60	1,019.11	6.55	6.43	1.25

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
7

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Treasury Bills 23.5%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills 01/30/14	0.020%	29,904,800	29,904,314
02/06/14	0.020%	29,904,800	29,904,201
05/29/14	0.060%	23,900,000	23,894,383
06/05/14	0.060%	23,900,000	23,894,120
Total Treasury Bills (Cost: $107,589,370)			107,597,018

Money Market Funds 68.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(a)(b)	214,616,790	214,616,790
JPMorgan Prime Money Market Fund, 0.010%(a)	50,000,000	50,000,000
JPMorgan U.S. Treasury Plus Money Market Fund, 0.000%(a)	50,000,000	50,000,000
Total Money Market Funds (Cost: $314,616,790)		314,616,790
Total Investments (Cost: $422,206,160)		422,213,808
Other Assets & Liabilities, Net		35,072,293
Net Assets		457,286,101

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2013

At December 31, 2013, cash totaling $8,350,000 was received from broker as collateral to cover open forward foreign currency exchange contracts.

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Royal Bank of Scotland	March 19, 2014	66,350,000 AUD	59,952,750 USD	998,466	—
Royal Bank of Scotland	March 19, 2014	20,571,000 AUD	18,241,598 USD	—	(36,451)
Royal Bank of Scotland	March 19, 2014	9,900,000 BRL	4,161,320 USD	41,120	—
Royal Bank of Scotland	March 19, 2014	10,990,000 BRL	4,537,415 USD	—	(36,421)
Royal Bank of Scotland	March 19, 2014	18,287,000 CAD	17,207,463 USD	23,660	—
Royal Bank of Scotland	March 19, 2014	56,046,000 CAD	52,460,337 USD	—	(204,582)
Royal Bank of Scotland	March 19, 2014	403,000 CHF	455,460 USD	3,412	—
Royal Bank of Scotland	March 19, 2014	309,000 CHF	342,367 USD	—	(4,240)
Royal Bank of Scotland	March 19, 2014	2,055,000,000 CLP	3,810,755 USD	—	(67,436)
Royal Bank of Scotland	March 19, 2014	3,960,000,000 COP	2,024,601 USD	—	(19,072)
Royal Bank of Scotland	March 19, 2014	150,400,000 CZK	7,509,646 USD	—	(68,479)
Royal Bank of Scotland	March 19, 2014	1,784,000 EUR	2,456,209 USD	2,016	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
8

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Forward Foreign Currency Exchange Contracts Open at December 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Royal Bank of Scotland	March 19, 2014	1,650,000 EUR	2,258,220 USD	—	(11,634)
Royal Bank of Scotland	March 19, 2014	11,634,000 GBP	19,049,994 USD	—	(205,156)
Royal Bank of Scotland	March 19, 2014	770,000,000 HUF	3,458,415 USD	—	(90,317)
Royal Bank of Scotland	March 19, 2014	59,800,000,000 IDR	4,852,228 USD	42,215	—
Royal Bank of Scotland	March 19, 2014	3,000,000,000 IDR	240,288 USD	—	(1,017)
Royal Bank of Scotland	March 19, 2014	3,600,000 ILS	1,025,833 USD	—	(9,779)
Royal Bank of Scotland	March 19, 2014	412,000,000 INR	6,574,643 USD	12,997	—
Royal Bank of Scotland	March 19, 2014	37,000,000 INR	585,810 USD	—	(3,464)
Royal Bank of Scotland	March 19, 2014	29,036,106,999 JPY	282,140,845 USD	6,315,888	—
Royal Bank of Scotland	March 19, 2014	700,000,000 KRW	659,416 USD	—	(4,179)
Royal Bank of Scotland	March 19, 2014	70,000,000 MXN	5,369,028 USD	39,759	—
Royal Bank of Scotland	March 19, 2014	20,000,000 MXN	1,512,110 USD	—	(10,539)
Royal Bank of Scotland	March 19, 2014	21,490,000 MYR	6,605,872 USD	73,557	—
Royal Bank of Scotland	March 19, 2014	300,000 MYR	90,930 USD	—	(261)
Royal Bank of Scotland	March 19, 2014	260,096,000 NOK	42,218,760 USD	—	(544,518)
Royal Bank of Scotland	March 19, 2014	32,868,000 NZD	27,003,317 USD	120,090	—
Royal Bank of Scotland	March 19, 2014	11,678,000 NZD	9,520,085 USD	—	(31,524)
Royal Bank of Scotland	March 19, 2014	46,000,000 PHP	1,043,536 USD	1,161	—
Royal Bank of Scotland	March 19, 2014	535,600,000 PHP	12,122,249 USD	—	(14,621)
Royal Bank of Scotland	March 19, 2014	29,000,000 RUB	871,704 USD	131	—
Royal Bank of Scotland	March 19, 2014	478,000,000 RUB	14,204,552 USD	—	(161,374)
Royal Bank of Scotland	March 19, 2014	291,952,000 SEK	44,614,590 USD	—	(718,800)
Royal Bank of Scotland	March 19, 2014	7,300,000 SGD	5,811,637 USD	26,756	—
Royal Bank of Scotland	March 19, 2014	6,000,000 SGD	4,738,120 USD	—	(16,578)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
9

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Forward Foreign Currency Exchange Contracts Open at December 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Royal Bank of Scotland	March 19, 2014	34,170,000 TRY	16,400,218 USD	750,931	—
Royal Bank of Scotland	March 19, 2014	231,000,000 TWD	7,823,527 USD	67,291	—
Royal Bank of Scotland	March 19, 2014	31,000,000 TWD	1,037,810 USD	—	(3,070)
Royal Bank of Scotland	March 19, 2014	9,022 USD	8,000 CHF	—	(48)
Royal Bank of Scotland	March 19, 2014	267,813,562 USD	195,887,999 EUR	1,663,504	—
Royal Bank of Scotland	March 19, 2014	53,211,201 USD	38,649,000 EUR	—	(42,967)
Royal Bank of Scotland	March 19, 2014	66,150,285 USD	40,414,999 GBP	739,594	—
Royal Bank of Scotland	March 19, 2014	4,590,554 USD	1,012,000,000 HUF	73,492	—
Royal Bank of Scotland	March 19, 2014	12,578,631 USD	44,160,000 ILS	124,878	—
Royal Bank of Scotland	March 19, 2014	4,317,428 USD	273,000,000 INR	30,460	—
Royal Bank of Scotland	March 19, 2014	1,628,036 USD	102,000,000 INR	—	(3,551)
Royal Bank of Scotland	March 19, 2014	14,228,705 USD	1,463,877,000 JPY	—	(322,784)
Royal Bank of Scotland	March 19, 2014	29,394,456 USD	31,170,000,000 KRW	154,486	—
Royal Bank of Scotland	March 19, 2014	5,041,639 USD	67,200,000 MXN	74,461	—
Royal Bank of Scotland	March 19, 2014	5,365,455 USD	70,000,000 MXN	—	(36,184)
Royal Bank of Scotland	March 19, 2014	2,939,483 USD	18,064,000 NOK	30,481	—
Royal Bank of Scotland	March 19, 2014	18,622,692 USD	22,858,932 NZD	73,969	—
Royal Bank of Scotland	March 19, 2014	47,606,204 USD	57,834,068 NZD	—	(302,858)
Royal Bank of Scotland	March 19, 2014	22,573 USD	1,000,000 PHP	87	—
Royal Bank of Scotland	March 19, 2014	68,681 USD	3,000,000 PHP	—	(700)
Royal Bank of Scotland	March 19, 2014	19,992,120 USD	61,440,000 PLN	251,220	—
Royal Bank of Scotland	March 19, 2014	1,192,492 USD	39,700,000 RUB	662	—
Royal Bank of Scotland	March 19, 2014	13,858,004 USD	90,704,000 SEK	226,229	—
Royal Bank of Scotland	March 19, 2014	11,222,695 USD	14,020,000 SGD	—	(112,553)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
10

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Forward Foreign Currency Exchange Contracts Open at December 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Royal Bank of Scotland	March 19, 2014	2,901,682 USD	85,300,000 TWD	—	(37,583)
Royal Bank of Scotland	March 19, 2014	185,100,000 ZAR	17,586,057 USD	131,438	—
Total				12,094,411	(3,122,740)

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, cash totaling $24,146,034 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
3MO EURO EURIBOR	(104)	EUR	(35,664,456)	June 2014	—	(19,066)
3MO EURO EURIBOR	21	EUR	7,199,310	September 2014	—	(345)
3MO EURO EURIBOR	84	EUR	28,782,795	December 2014	—	(7,462)
3MO EURO EURIBOR	182	EUR	62,312,647	March 2015	—	(15,079)
3MO EURO EURIBOR	238	EUR	81,403,915	June 2015	—	(34,728)
3MO EURO EURIBOR	243	EUR	83,017,971	September 2015	—	(53,831)
3MO EURO EURIBOR	233	EUR	79,497,419	December 2015	—	(147,751)
3MO EURO SWISS FRANC	(203)	CHF	(56,897,119)	June 2014	—	(1,765)
3MO EURO SWISS FRANC	(89)	CHF	(24,940,054)	September 2014	—	(513)
90 DAY EURODOLLAR	62	USD	15,451,175	June 2014	—	(2,566)
90 DAY EURODOLLAR	60	USD	14,945,250	September 2014	—	(5,992)
90 DAY EURODOLLAR	249	USD	61,982,325	December 2014	3,709	—
90 DAY EURODOLLAR	323	USD	80,322,025	March 2015	5,865	—
90 DAY EURODOLLAR	377	USD	93,613,813	June 2015	—	(2,684)
90 DAY EURODOLLAR	307	USD	76,082,275	September 2015	—	(30,151)
90 DAY EURODOLLAR	214	USD	52,898,125	December 2015	—	(117,752)
90 DAY STERLING	(272)	GBP	(55,936,332)	June 2014	16,790	—
90 DAY STERLING	(183)	GBP	(37,590,073)	September 2014	12,911	—
90 DAY STERLING	(183)	GBP	(37,529,466)	December 2014	19,023	—
90 DAY STERLING	(210)	GBP	(42,986,183)	March 2015	32,615	—
90 DAY STERLING	(245)	GBP	(50,049,120)	June 2015	57,536	—
90 DAY STERLING	(266)	GBP	(54,215,158)	September 2015	71,915	—
90 DAY STERLING	(312)	GBP	(63,432,486)	December 2015	111,761	—
AMSTERDAM INDEX	78	EUR	8,634,797	January 2014	476,711	—
AUST 10YR BOND	(283)	AUD	(28,974,348)	March 2014	—	(257,122)
AUST 3YR BOND	(106)	AUD	(10,273,578)	March 2014	—	(19,128)
BANK ACCEPT	54	CAD	12,550,012	June 2014	2,844	—
BANK ACCEPT	196	CAD	45,547,286	September 2014	—	(989)
BRENT CRUDE	55	USD	6,079,150	March 2014	—	(75,009)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
11

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Futures Contracts Outstanding at December 31, 2013 (continued)

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
CAC40 10 EURO	98	EUR	5,795,175	January 2014	264,706	—
CAN 10YR BOND	(155)	CAD	(18,493,481)	March 2014	168,998	—
COCOA	123	USD	3,332,070	March 2014	—	(56,747)
COCOA	2	GBP	57,296	March 2014	72	—
COFFEE	(95)	USD	(3,943,688)	March 2014	—	(148,126)
COPPER	(35)	USD	(2,971,938)	March 2014	—	(78,010)
CORN	(899)	USD	(18,968,900)	March 2014	802,049	—
COTTON NO.2	(16)	USD	(677,120)	March 2014	—	(58,935)
DAX INDEX	57	EUR	18,830,349	March 2014	873,606	—
DJIA MINI e-CBOT	265	USD	21,854,550	March 2014	1,016,772	—
EURO BUXL 30Y BOND	(107)	EUR	(17,961,324)	March 2014	140,764	—
EURO STOXX 50	299	EUR	12,784,264	March 2014	569,663	—
EURO-BUND	(16)	EUR	(3,063,297)	March 2014	13,667	—
EURO-SCHATZ	(828)	EUR	(125,640,422)	March 2014	—	(11,615)
FTSE 100 INDEX	76	GBP	8,428,951	March 2014	261,143	—
FTSE/JSE TOP 40	73	ZAR	2,901,907	March 2014	163,702	—
FTSE/MIB INDEX	33	EUR	4,318,492	March 2014	184,638	—
HANG SENG INDEX	10	HKD	1,504,520	January 2014	24,488	—
H-SHARES INDEX	21	HKD	1,466,883	January 2014	23,177	—
IBEX 35 INDEX	49	EUR	6,652,890	January 2014	351,744	—
JAPAN 10YR BOND	38	JPY	51,715,507	March 2014	—	(245,191)
KOSPI2 INDEX	(19)	KRW	(2,391,316)	March 2014	—	(58,703)
LEAN HOGS	(74)	USD	(2,528,580)	February 2014	27,106	—
LME COPPER	(40)	USD	(7,365,750)	March 2014	—	(361,733)
LME NICKEL	(24)	USD	(2,000,160)	March 2014	—	(45,413)
LME ZINC	(27)	USD	(1,389,150)	March 2014	—	(114,629)
LONG GILT	(176)	GBP	(31,056,612)	March 2014	599,554	—
MSCI SINGAPORE INDEX	60	SGD	3,472,721	January 2014	78,512	—
MSCI TAIWAN INDEX	161	USD	4,881,520	January 2014	100,995	—
NASDAQ 100 E-MINI	308	USD	22,075,900	March 2014	774,331	—
NATURAL GAS	128	USD	5,414,400	February 2014	46,428	—
PLATINUM	(44)	USD	(3,022,360)	April 2014	—	(118,272)
RUSSELL 2000 EMINI	128	USD	14,865,920	March 2014	771,002	—
S&P MID 400 EMINI	122	USD	16,340,680	March 2014	644,390	—
S&P/TSE 60 INDEX	148	CAD	21,760,075	March 2014	778,122	—
S&P500 EMINI	215	USD	19,791,825	March 2014	758,035	—
SGX CNX NIFTY	150	USD	1,905,300	January 2014	7,564	—
SOYBEAN	85	USD	5,493,125	March 2014	—	(74,502)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
12

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Futures Contracts Outstanding at December 31, 2013 (continued)

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
SOYBEAN MEAL	90	USD	3,753,000	March 2014	—	(17,538)
SOYBEAN OIL	(227)	USD	(5,329,506)	March 2014	215,509	—
SPI 200	45	AUD	5,341,999	March 2014	183,861	—
SUGAR #11	(1,175)	USD	(21,595,560)	March 2014	618,382	—
TOPIX INDEX	95	JPY	11,749,834	March 2014	444,901	—
US 10YR NOTE	(218)	USD	(26,824,220)	March 2014	288,233	—
US 5YR NOTE	(157)	USD	(18,732,063)	March 2014	56,132	—
US LONG BOND	(159)	USD	(20,401,688)	March 2014	266,639	—
WHEAT	(98)	USD	(2,965,725)	March 2014	267,923	—
WHEAT KCBT	(2)	USD	(64,050)	March 2014	5,146	—
Total					12,603,634	(2,181,347)

Total Return Swap Contracts on Futures at December 31, 2013

At December 31, 2013, cash totaling $7,663,413 was pledged as collateral to cover open total return swap contracts.

At December 31, 2013, cash totaling $130,000 was received from broker as collateral to cover open total return swap contracts.

Issuer	Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Barclays	BRENT CRUDE	5	USD	552,650	March 2014	—	(7,349)
Barclays	COCOA	83	GBP	2,377,778	March 2014	—	(68,447)
Barclays	COFFEE 'C'	(2)	USD	(83,025)	March 2014	—	(1,763)
Barclays	COPPER	(1)	USD	(84,913)	March 2014	—	(3,563)
Barclays	CORN	(37)	USD	(780,700)	March 2014	4,335	—
Barclays	EURO-BOBL	46	EUR	7,874,201	March 2014	—	(87,406)
Barclays	GOLD 100 OZ	(145)	USD	(17,433,350)	February 2014	1,033,570	—
Barclays	JPN 10YR BOND (TSE)	9	JPY	12,248,409	March 2014	—	(58,259)
Barclays	LEAN HOGS	(7)	USD	(239,190)	February 2014	2,282	—
Barclays	LME PRI ALUM	(132)	USD	(5,922,675)	March 2014	—	(154,623)
Barclays	NY HARB ULSD	(10)	USD	(1,287,384)	February 2014	—	(10,030)
Barclays	PLATINUM	(93)	USD	(6,388,170)	April 2014	—	(228,443)
Barclays	SILVER	(102)	USD	(9,878,700)	March 2014	785,965	—
Barclays	SOYBEAN	167	USD	10,792,375	March 2014	—	(263,166)
Barclays	SOYBEAN MEAL	37	USD	1,542,900	March 2014	—	(56,320)
Barclays	SOYBEAN OIL	(139)	USD	(3,263,442)	March 2014	105,978	—
Barclays	SUGAR #11	(14)	USD	(257,309)	March 2014	16,966	—
JPMorgan	SWISS MARKET INDEX	43	CHF	3,910,274	March 2014	126,373	—
Barclays	US 2YR NOTE	420	USD	92,321,250	April 2014	—	(186,406)
Barclays	WHEAT (CBT)	(625)	USD	(18,914,063)	March 2014	1,109,734	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
13

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Total Return Swap Contracts on Futures at December 31, 2013 (continued)

Issuer	Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Barclays	WHEAT (KCB)	(137)	USD	(4,387,425)	March 2014	153,527	—
Barclays	WTI CRUDE	(19)	USD	(1,869,980)	February 2014	—	(14,820)
Total						3,338,730	(1,140,595)

Notes to Consolidated Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	205,311,152	1,183,811,942	(1,174,506,304)	214,616,790	336,542	214,616,790

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

COP  Colombian Peso

CZK  Czech Koruna

EUR  Euro

GBP  British Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysia Ringgits

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Rouble

SEK  Swedish Krona

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
14

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Currency Legend (continued)

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  US Dollar

ZAR  South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities
Treasury Bills	107,597,018	—	—	107,597,018
Total Short-Term Securities	107,597,018	—	—	107,597,018
Mutual Funds
Money Market Funds	314,616,790	—	—	314,616,790
Total Mutual Funds	314,616,790	—	—	314,616,790
Investments in Securities	422,213,808	—	—	422,213,808
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	12,094,411	—	12,094,411
Futures Contracts	12,603,634	—	—	12,603,634
Total Return Swap Contracts on Futures	—	3,338,730	—	3,338,730
Liabilities
Forward Foreign Currency Exchange Contracts	—	(3,122,740)	—	(3,122,740)
Futures Contracts	(2,181,347)	—	—	(2,181,347)
Total Return Swap Contracts on Futures	—	(1,140,595)	—	(1,140,595)
Total	432,636,095	11,169,806	—	443,805,901

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $207,589,370)	$207,597,018
Affiliated issuers (identified cost $214,616,790)	214,616,790
Total investments (identified cost $422,206,160)	422,213,808
Cash	1,030,000
Foreign currency (identified cost $340,581)	340,286
Cash collateral held at broker	7,663,413
Margin deposits	24,146,034
Unrealized appreciation on forward foreign currency exchange contracts	12,094,411
Unrealized appreciation on swap contracts	3,338,730
Receivable for:
Capital shares sold	13,699
Dividends	23,333
Variation margin	1,106,646
Expense reimbursement due from Investment Manager	2,382
Prepaid expenses	2,768
Trustees' deferred compensation plan	5,552
Total assets	471,981,062
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	3,122,740
Unrealized depreciation on swap contracts	1,140,595
Payable for:
Capital shares purchased	151
Collateral and deposits	8,480,000
Variation margin	880,183
Due to broker	1,010,780
Investment management fees	12,785
Distribution and/or service fees	47
Transfer agent fees	752
Administration fees	1,003
Compensation of board members	213
Chief compliance officer expenses	57
Other expenses	40,103
Trustees' deferred compensation plan	5,552
Total liabilities	14,694,961
Net assets applicable to outstanding capital stock	$457,286,101

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2013

Represented by
Paid-in capital	$431,549,034
Excess of distributions over net investment income	(6,341,861)
Accumulated net realized gain	10,376,261
Unrealized appreciation (depreciation) on:
Investments	7,648
Foreign currency translations	102,926
Forward foreign currency exchange contracts	8,971,671
Futures contracts	10,422,287
Swap contracts	2,198,135
Total — representing net assets applicable to outstanding capital stock	$457,286,101
Class 1
Net assets	$450,390,806
Shares outstanding	41,584,029
Net asset value per share	$10.83
Class 2
Net assets	$6,895,295
Shares outstanding	637,426
Net asset value per share	$10.82

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Operations

Year Ended December 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$1,388
Dividends — affiliated issuers	336,542
Interest	29,806
Total income	367,736
Expenses:
Investment management fees	4,112,327
Distribution and/or service fees
Class 2	4,641
Transfer agent fees
Class 1	240,788
Class 2	1,114
Administration fees	322,536
Compensation of board members	25,988
Custodian fees	22,562
Printing and postage fees	19,777
Professional fees	39,570
Chief compliance officer expenses	232
Other	22,037
Total expenses	4,811,572
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(660,639)
Total net expenses	4,150,933
Net investment loss	(3,783,197)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	251
Foreign currency translations	116,676
Forward foreign currency exchange contracts	18,816,826
Futures contracts	11,215,475
Swap contracts	(192,869)
Net realized gain	29,956,359
Net change in unrealized appreciation (depreciation) on:
Investments	9,364
Foreign currency translations	(401,219)
Forward foreign currency exchange contracts	(649,309)
Futures contracts	8,242,981
Swap contracts	2,342,781
Net change in unrealized appreciation (depreciation)	9,544,598
Net realized and unrealized gain	39,500,957
Net increase in net assets resulting from operations	$35,717,760

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012(a)
Operations
Net investment loss	$(3,783,197)	$(2,087,384)
Net realized gain (loss)	29,956,359	(950,241)
Net change in unrealized appreciation (depreciation)	9,544,598	12,158,069
Net increase in net assets resulting from operations	35,717,760	9,120,444
Distributions to shareholders
Net investment income
Class 1	(14,800,134)	—
Class 2	(44,459)	—
Net realized gains
Class 1	(3,028,796)	—
Class 2	(9,699)	—
Total distributions to shareholders	(17,883,088)	—
Increase (decrease) in net assets from capital stock activity	63,806,804	366,457,966
Increase from contribution from affiliate	—	46,215
Total increase in net assets	81,641,476	375,624,625
Net assets at beginning of year	375,644,625	20,000
Net assets at end of year	$457,286,101	$375,644,625
Undistributed (excess of distributions over) net investment income	$(6,341,861)	$3,937,660

(a) For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	4,844,312	50,032,558	36,542,455	371,790,264
Distributions reinvested	1,739,408	17,828,930	—	—
Redemptions	(1,029,258)	(10,702,836)	(514,638)	(5,332,298)
Net increase	5,554,462	57,158,652	36,027,817	366,457,966
Class 2 shares
Subscriptions	639,871	6,676,704	—	—
Distributions reinvested	5,284	54,158	—	—
Redemptions	(7,979)	(82,710)	—	—
Net increase	637,176	6,648,152	—	—
Total net increase	6,191,638	63,806,804	36,027,817	366,457,966

(a) For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.43	$10.00
Income from investment operations:
Net investment loss	(0.10)	(0.06)
Net realized and unrealized gain	1.00	0.49
Increase from payments by affiliate	—	0.00	(b)
Total from investment operations	0.90	0.43
Less distributions to shareholders:
Net investment income	(0.42)	—
Net realized gains	(0.08)	—
Total distributions to shareholders	(0.50)	—
Net asset value, end of period	$10.83	$10.43
Total return	8.86%	4.30	%(c)
Ratios to average net assets(d)
Total gross expenses	1.19%	1.20	%(e)
Total net expenses(f)	1.03%	1.09	%(e)
Net investment loss	(0.94%)	(0.95	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$450,391	$375,642
Portfolio turnover	0%	0%

Notes to Consolidated Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  Rounds to zero.

(c)  Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.41	$10.00
Income from investment operations:
Net investment loss	(0.12)	(0.08)
Net realized and unrealized gain	1.00	0.49
Total from investment operations	0.88	0.41
Less distributions to shareholders:
Net investment income	(0.39)	—
Net realized gains	(0.08)	—
Total distributions to shareholders	(0.47)	—
Net asset value, end of period	$10.82	$10.41
Total return	8.71%	4.10%
Ratios to average net assets(b)
Total gross expenses	1.46%	1.44	%(c)
Total net expenses(d)	1.25%	1.34	%(c)
Net investment loss	(1.17%)	(1.17	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$6,895	$3
Portfolio turnover	0%	0%

Notes to Consolidated Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
23

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements

December 31, 2013

Note 1. Organization

Variable Portfolio — AQR Managed Futures Strategy Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

VPMF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund's investment objective and policies as stated in its prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial Inc. (Ameriprise Financial) is responsible for the Subsidiary's day-to-day business pursuant to a separate investment management services agreement between the Subsidiary and the Investment Manager. At December 31, 2013, the Fund's investment in the Subsidiary represented $113,581,497 or 24.8% of the net assets of the Fund.

The consolidated financial statements present the portfolio holdings, financial position and results of operations of the Fund and wholly-owned subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements.

Security Valuation

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

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24

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For consolidated financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the consolidated financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose

Annual Report 2013
25

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to

U.S. dollars and to obtain and manage long and short exposure to foreign currencies. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage exposure to movements in interest rates, manage exposure to the securities market and to obtain and manage long and short exposure to sovereign bonds, equity indices and commodities. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

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26

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Consolidated Statements of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contacts, the Fund has minimal credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities.

Total Return Swap Contracts

The Fund entered into total return swap contracts to obtain and manage long and short exposure to sovereign bonds, commodities, and equity indices we utilize swaps on futures. Total return swap contracts may be used to obtain exposure to a reference security or market without owning, taking physical custody of, or short selling such security or securities in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the reference securities. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the reference securities. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2013:

			Net Amounts	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities ($)	of Assets Presented in the Consolidated Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	12,094,111	—	12,094,111	3,122,740	8,350,000	—	621,371
Over-the-Counter Swap Contracts	3,338,730	—	3,338,730	1,140,595	130,000	—	2,068,135
Total asset derivatives	15,432,841	—	15,432,841	4,263,335	8,480,000	—	2,689,506

Annual Report 2013
27

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

			Net Amounts	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities ($)	of Liabilities Presented in the Consolidated Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	3,122,740	—	3,122,740	3,122,740	—	—	—
Over-the-Counter Swap Contracts	1,140,595	—	1,140,595	1,140,595	—	—	—
Total liability derivatives	4,263,335	—	4,263,335	4,263,335	—	—	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Consolidated Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the consolidated financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Consolidated Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	8,752,063	*
Equity risk	Net assets — unrealized appreciation on swap contracts	126,373	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	12,094,411
Foreign exchange risk	Net assets — unrealized appreciation on futures contracts	332,125	*
Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	1,536,831	*
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	1,982,615	*
Commodity-related investment risk	Net assets — unrealized appreciation on swap contracts	3,212,357	*
Total		28,036,775
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	58,703	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	3,122,740
Foreign exchange risk	Net assets — unrealized depreciation on futures contracts	161,423	*
Interest rate risk	Net assets — unrealized depreciation on futures contracts	812,307	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	332,071	*

Annual Report 2013
28

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	1,148,914	*
Commodity-related investment risk	Net assets — unrealized depreciation on swap contracts	808,524	*
Total		6,444,682

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Consolidated Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	(100,292)	1,578,859	1,478,567
Equity risk	—	19,461,510	1,370,438	20,831,948
Foreign exchange risk	18,816,826	(2,309,748)	—	16,507,078
Interest rate risk	—	(5,835,995)	(3,142,166)	(8,978,161)
Total	18,816,826	11,215,475	(192,869)	29,839,432
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	(123,352)	2,575,416	2,452,064
Equity risk	—	7,400,696	289,177	7,689,873
Foreign exchange risk	(649,309)	189,471	—	(459,838)
Interest rate risk	—	776,166	(521,812)	254,354
Total	(649,309)	8,242,981	2,342,781	9,936,453

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	3,768
Futures contracts	123,786
Swap contracts	19,809

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the

Annual Report 2013
29

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see

Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.02% to 0.90% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 1.02% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with AQR Capital Management, LLC (AQR) to subadvise the assets of the Fund. The Investment Manager compensates AQR to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the

Annual Report 2013
30

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2013 through April 30, 2014	Prior to May 1, 2013
Class 1	1.00%	1.09%
Class 2	1.25	1.34

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for Trustees' deferred compensation, foreign currency transactions, derivative investments and investments in commodity subsidiary. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$8,843,047
Accumulated net realized gain	(9,028,612)
Paid-in capital	185,565

Net investment income and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2013	2012
Ordinary income	$17,883,087	$—
Long-term capital gains	—	—
Total	$17,883,087	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$21,796,191
Undistributed accumulated long-term gain	11,608,314
Unrealized depreciation	(8,472,458)

At December 31, 2013, the cost of investments for federal income tax purposes was $448,310,429 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$353,907
Unrealized depreciation	(8,826,365)
Net unrealized depreciation	$(8,472,458)

Annual Report 2013
31

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $0 and $0, respectively, for the year ended December 31, 2013.

Note 6. Payments by Affiliates

During the year ended December 31, 2012, the Investment Manager reimbursed Class 1 of the Fund $46,215 for a loss on a trading error. The payment has been included in "Increase from contribution from affiliate" in the Consolidated Statement of Changes in Net Assets. No payment was made to Class 2 as there were no shareholder transactions at the time of the trading error.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 100% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 10. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Commodity — Related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of

Annual Report 2013
32

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

investments. Limited or no active trading market may exist for certain commodities investments, which may impair the Fund's ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument. Subsidiaries making commodity-related investments will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the consolidated financial statements were issued and noted no items requiring adjustment of the consolidated financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
33

Variable Portfolio — AQR Managed Futures Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Variable Portfolio — AQR Managed Futures Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the consolidated financial position of Variable Portfolio — AQR Managed Futures Strategy Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period April 30, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2014

Annual Report 2013
34

Variable Portfolio — AQR Managed Futures Strategy Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2013.

Tax Designations:

Dividends Received Deduction	1.35%
Capital Gain Dividend	$12,188,730

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
35

Variable Portfolio — AQR Managed Futures Strategy Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
36

Variable Portfolio — AQR Managed Futures Strategy Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden décor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 183; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
37

Variable Portfolio — AQR Managed Futures Strategy Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013
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Annual Report 2013
40

Variable Portfolio — AQR Managed Futures Strategy Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiamanagement.com.

Annual Report 2013
41

Variable Portfolio — AQR Managed Futures Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1538 C (2/14)

Annual Report

December 31, 2013

Columbia Variable Portfolio — Strategic Income Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Strategic Income Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	36
Statement of Operations	38
Statement of Changes in Net Assets	39
Financial Highlights	41
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	54
Federal Income Tax Information	55
Trustees and Officers	56
Important Information About This Report	61

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Strategic Income Fund (the Fund) Class 2 shares returned 0.12% for the 12-month period that ended December 31, 2013.

>  The Fund slightly outperformed its Blended Benchmark, which returned 0.11% for the same time period.

>  The Fund outperformed the Barclays U.S. Government/Credit Bond Index, which returned -2.35% for the same 12-month period.

>  Sector allocation and beneficial duration/interest rate positioning helped the Fund to a positive return in a difficult environment for bonds. Duration is a measure of interest rate sensitivity.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class 1	07/05/94	0.37	9.85	6.49
Class 2	06/01/00	0.12	9.60	6.25
Blended Benchmark		0.11	10.03	6.52
Barclays U.S. Government/Credit Bond Index		-2.35	4.40	4.52

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 35% weighting of the Barclays U.S. Aggregate Bond Index, a 35% weighting of the Bank of America Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index — Unhedged (Citigroup Non U.S. WGBI — Unhedged) and a 15% weighting of the JPMorgan Emerging Markets Bond Index (EMBI) — Global. The Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and nonconvertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The BofAML U.S. High Yield Cash Pay Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The Citigroup Non-U.S. WGBI — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds, securities aimed principally at noninstitutional investors and private placement-type securities. The JPMorgan EMBI — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

The Barclays U.S. Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 0.12%. The Fund slightly outperformed its Blended Benchmark, which returned 0.11%, and the Barclays U.S. Government/Credit Bond Index, which returned -2.35% for the same time period. Interest rate calls and related portfolio adjustments allowed the Fund to benefit from rising interest rates and a flatter yield curve later in the year. Sector allocations were also a positive contributor to performance.

Market Conditions

In December, the Federal Reserve (the Fed) announced that it would reduce its monthly bond-buying from $85 billion to $75 billion. Outgoing Fed chairman Ben Bernanke expressed concern about persistently low core inflation, but gains in the labor market and reduced unemployment led to the decision to begin the gradual tapering in January 2014. The evolving policy from the Fed, combined with improved economic data, drove interest rates higher over the year. Credit spreads (the difference in yield between different securities, due to different credit quality) narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most high quality fixed-income sectors delivered negative returns, while more credit sensitive sectors, such as high-yield bonds, posted gains. Investors welcomed reduced tensions in Washington, where an extended budget deal and the President's nomination of Janet Yellen as the new Fed chairman received bipartisan support.

Interest Rate and Sector Positioning Aided Results

An underweight position in foreign government bonds and an overweight in U.S. high-yield bonds added to performance. We utilized Treasury futures and options within the portfolio to manage interest rate risk. Overall, interest rate decisions (i.e., on duration and yield curve) were a positive contributor to performance for the year. We utilized mortgage TBAs to manage exposure within the mortgage-backed securities (MBS) sector. Mortgage TBAs, short for "to-be-announced" securities are a special type of trading of mortgage-backed securities in the secondary market. Overall, security selection in MBS was positive on the year.

Security Selection in Some Markets Disappointed

Security selection was a drag on performance in 2013. Strong security selection in MBS and investment grade corporate bonds was offset by underperformance in foreign developed markets, emerging market bonds and high-yield bonds.

Looking Ahead

During the year, we reduced the portfolio's duration because we expected interest rates to rise. We also reduced exposure to international bonds on the expectation that the dollar would strengthen. We reduced positions in high-yield bank loans following a strong performance in that sector. Conversely, we increased positions in emerging market bonds following disappointing performance in 2013.

At its December meeting, the Fed finally took the action investors had been anticipating since last summer by reducing its asset purchases. With asset purchases winding down, investors are now left to analyze the underlying state of the economy and how that will influence the timing of potential interest rate

Portfolio Management

Colin Lundgren, CFA

Brian Lavin, CFA

Zach Pandl

Gene Tannuzzo, CFA

Portfolio Breakdown (%) (at December 31, 2013)
Asset-Backed Securities — Non-Agency	0.1
Commercial Mortgage-Backed Securities — Non-Agency	1.9
Common Stocks	0.0	(a)
Financials	0.0	(a)
Corporate Bonds & Notes	43.3
Foreign Government Obligations	21.8
Inflation-Indexed Bonds	1.6
Money Market Funds	7.4
Municipal Bonds	0.0	(a)
Residential Mortgage-Backed Securities — Agency	9.5
Residential Mortgage-Backed Securities — Non-Agency	6.3
Senior Loans	4.4
Treasury Bills	0.9
U.S. Treasury Obligations	2.8
Warrants	0.0	(a)
Energy	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Manager Discussion of Fund Performance (continued)

hikes in the future. We believe the normalization of interest rates is occurring in two phases. The first phase, which began last year, resulted in higher long-term rates and a very steep yield curve. The second phase, which we expect will begin in 2014, involves short- and intermediate-term interest rates rising as investors prepare for the Fed's next move. We believe this may bring a stronger U.S. dollar compared to developed market currencies. We believe emerging markets, however, are now more attractively priced and likely to benefit from improved global demand. In the U.S. market, we are currently finding opportunities in corporate bonds and mortgage-backed securities, which we believe will be affected less by the Fed's tapering. In today's market, our goal is to maintain an attractive yield profile, diversified by sector, quality and country, with a focus on assets that we believe to offer the best risk-adjusted return potential.

Quality Breakdown (%) (at December 31, 2013)
AAA rating	15.7
AA rating	1.9
A rating	3.1
BBB rating	19.9
BB rating	19.4
B rating	24.1
CCC rating	7.8
CC rating	0.0	(a)
Not rated	8.1
Total	100.0

(a) Rounds to zero.

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,023.40	1,022.07	3.45	3.45	0.67
Class 2	1,000.00	1,000.00	1,023.20	1,020.79	4.74	4.74	0.92

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 44.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.8%
ADS Tactical, Inc. Senior Secured(b) 04/01/18	11.000%	2,608,000	2,425,440
Bombardier, Inc. Senior Notes(b) 01/15/23	6.125%	1,595,000	1,587,025
Northrop Grumman Corp. Senior Unsecured 03/15/21	3.500%	3,045,000	3,026,532
Oshkosh Corp. 03/01/20	8.500%	2,086,000	2,305,030
TransDigm, Inc. 10/15/20	5.500%	83,000	81,133
Total			9,425,160
Automotive 0.8%
American Axle & Manufacturing, Inc. 02/15/19	5.125%	647,000	664,793
03/15/21	6.250%	612,000	650,250
Chrysler Group LLC/Co-Issuer, Inc. Secured 06/15/21	8.250%	960,000	1,092,000
General Motors Co. Senior Unsecured(b) 10/02/23	4.875%	1,425,000	1,442,812
Jaguar Land Rover Automotive PLC(b) 12/15/18	4.125%	735,000	739,594
02/01/23	5.625%	867,000	867,000
Schaeffler Holding Finance BV Senior Secured PIK(b) 08/15/18	6.875%	1,462,000	1,549,720
Tenneco, Inc. 08/15/18	7.750%	16,000	17,120
Titan International, Inc. Senior Secured(b) 10/01/20	6.875%	611,000	636,204
Visteon Corp. 04/15/19	6.750%	1,829,000	1,943,312
Total			9,602,805
Banking 1.0%
Ally Financial, Inc. 03/15/20	8.000%	5,933,000	7,112,184
09/15/20	7.500%	791,000	921,515
BanColombia SA Senior Unsecured 06/03/21	5.950%	700,000	728,000

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Grupo Aval Ltd.(b) 09/26/22	4.750%	500,000	461,250
Industrial Senior Trust(b) 11/01/22	5.500%	400,000	368,000
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%	1,564,000	1,759,500
Total			11,350,449
Brokerage 0.3%
E*TRADE Financial Corp. Senior Unsecured 11/15/19	6.375%	1,021,000	1,096,299
Nuveen Investments, Inc.(b) Senior Unsecured 10/15/17	9.125%	720,000	720,000
10/15/20	9.500%	1,391,000	1,394,477
Total			3,210,776
Building Materials 0.8%
Allegion US Holding Co., Inc.(b) 10/01/21	5.750%	789,000	820,560
American Builders & Contractors Supply Co., Inc. Senior Unsecured(b) 04/15/21	5.625%	1,704,000	1,708,260
Building Materials Corp. of America Senior Notes(b) 05/01/21	6.750%	1,355,000	1,466,787
Gibraltar Industries, Inc. 02/01/21	6.250%	272,000	279,480
HD Supply, Inc. 07/15/20	7.500%	1,895,000	2,041,862
07/15/20	11.500%	500,000	596,875
Interface, Inc. 12/01/18	7.625%	536,000	576,200
Nortek, Inc. 04/15/21	8.500%	786,000	870,495
Turkiye Sise ve Cam Fabrikalari AS Senior Unsecured(b) 05/09/20	4.250%	1,600,000	1,391,043
USG Corp.(b) 11/01/21	5.875%	325,000	338,813
Total			10,090,375
Chemicals 1.3%
Celanese U.S. Holdings LLC 10/15/18	6.625%	8,000	8,540
06/15/21	5.875%	354,000	377,010
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemtura Corp. 07/15/21	5.750%	235,000	238,231
Huntsman International LLC 11/15/20	4.875%	1,415,000	1,393,775
JM Huber Corp. Senior Notes(b) 11/01/19	9.875%	1,175,000	1,348,313
LYB International Finance BV 07/15/23	4.000%	590,000	582,362
Momentive Performance Materials, Inc. Senior Secured 10/15/20	8.875%	1,938,000	2,039,745
10/15/20	10.000%	192,000	201,120
NOVA Chemicals Corp. Senior Unsecured(b) 08/01/23	5.250%	584,000	601,520
PQ Corp. Secured(b) 05/01/18	8.750%	5,160,000	5,579,250
Polypore International, Inc. 11/15/17	7.500%	1,025,000	1,083,938
Rockwood Specialties Group, Inc. 10/15/20	4.625%	429,000	438,116
SPCM SA Senior Unsecured(b) 01/15/22	6.000%	202,000	213,110
Sibur Securities Ltd.(b) 01/31/18	3.914%	750,000	727,310
U.S. Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV(b) 05/01/21	7.375%	880,000	938,300
Total			15,770,640
Construction Machinery 1.0%
Ashtead Capital, Inc. Secured(b) 07/15/22	6.500%	745,000	791,562
Case New Holland, Inc. 12/01/17	7.875%	4,612,000	5,442,160
Columbus McKinnon Corp. 02/01/19	7.875%	381,000	410,528
H&E Equipment Services, Inc. 09/01/22	7.000%	1,541,000	1,679,690
Neff Rental LLC/Finance Corp. Secured(b) 05/15/16	9.625%	1,534,000	1,614,535
United Rentals North America, Inc. 04/15/22	7.625%	1,445,000	1,605,756

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Secured 07/15/18	5.750%	777,000	830,419
Total			12,374,650
Consumer Cyclical Services 0.7%
APX Group, Inc. 12/01/20	8.750%	1,635,000	1,667,700
Senior Secured 12/01/19	6.375%	2,655,000	2,694,825
APX Group, Inc.(b) 12/01/20	8.750%	575,000	585,063
Corrections Corp. of America 05/01/23	4.625%	1,093,000	1,030,152
Goodman Networks, Inc.(b) Senior Secured 07/01/18	12.125%	506,000	536,360
07/01/18	13.125%	1,035,000	1,097,100
Monitronics International, Inc. 04/01/20	9.125%	946,000	1,005,125
Total			8,616,325
Consumer Products 0.6%
Alphabet Holding Co., Inc. Senior Unsecured(b) 11/01/17	7.750%	632,000	651,750
Libbey Glass, Inc. Senior Secured 05/15/20	6.875%	390,000	421,200
Revlon Consumer Products Corp. 02/15/21	5.750%	896,000	883,680
Serta Simmons Holdings LLC Senior Unsecured(b) 10/01/20	8.125%	1,863,000	2,021,355
Spectrum Brands Escrow Corp.(b) 11/15/20	6.375%	829,000	884,957
11/15/22	6.625%	281,000	298,914
Spectrum Brands, Inc. 03/15/20	6.750%	309,000	332,561
Springs Window Fashions LLC Senior Secured(b) 06/01/21	6.250%	1,453,000	1,465,714
Tempur Sealy International, Inc. 12/15/20	6.875%	308,000	335,720
Total			7,295,851
Diversified Manufacturing 0.5%
Actuant Corp. 06/15/22	5.625%	610,000	617,625

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Amsted Industries, Inc. Senior Notes(b) 03/15/18	8.125%		1,070,000	1,123,500
Gardner Denver, Inc. Senior Unsecured(b) 08/15/21	6.875%		1,273,000	1,269,818
Hamilton Sundstrand Corp. Senior Unsecured(b) 12/15/20	7.750%		1,252,000	1,327,120
Metalloinvest Finance Ltd.(b) 07/21/16	6.500%		1,000,000	1,055,733
Total				5,393,796
Electric 1.5%
AES Corp. (The) Senior Unsecured 07/01/21	7.375%		959,000	1,081,273
Calpine Corp.(b) Senior Secured 02/15/21	7.500%		1,420,000	1,554,900
01/15/22	6.000%		123,000	125,768
Companhia de Eletricidade do Estad 04/27/16	11.750%	BRL	1,837,000	743,599
Dominion Resources, Inc. Senior Unsecured 03/15/21	4.450%		1,700,000	1,802,396
Duke Energy Corp. Senior Unsecured 09/15/21	3.550%		175,000	175,043
08/15/22	3.050%		3,642,000	3,459,346
GenOn Energy, Inc. Senior Unsecured 10/15/20	9.875%		1,175,000	1,304,250
Oncor Electric Delivery Co. LLC Senior Secured 06/01/42	5.300%		1,460,000	1,518,090
PPL Capital Funding, Inc. 06/01/23	3.400%		2,475,000	2,302,968
Progress Energy, Inc. Senior Unsecured 04/01/22	3.150%		2,230,000	2,147,180
Southern California Edison Co. 1st Refunding Mortgage 06/01/21	3.875%		1,330,000	1,397,167
Xcel Energy, Inc. Senior Unsecured 05/15/20	4.700%		525,000	576,175
Total				18,188,155

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Entertainment 0.5%
AMC Entertainment, Inc. 06/01/19	8.750%	820,000	876,375
12/01/20	9.750%	752,000	860,100
Activision Blizzard, Inc.(b) 09/15/21	5.625%	2,661,000	2,754,135
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp. 03/15/21	5.250%	1,000,000	987,500
Six Flags, Inc.(b)(c)(d)(e) 06/01/14	9.625%	95,000	—
Total			5,478,110
Environmental 0.1%
Clean Harbors, Inc. 08/01/20	5.250%	550,000	566,500
Corp. Azucarera del Peru SA(b) 08/02/22	6.375%	500,000	444,587
Total			1,011,087
Food and Beverage 1.1%
ARAMARK Corp.(b) 03/15/20	5.750%	1,060,000	1,107,700
B&G Foods, Inc. 06/01/21	4.625%	1,733,000	1,663,680
ConAgra Foods, Inc. Senior Unsecured 09/15/22	3.250%	2,025,000	1,899,213
Constellation Brands, Inc. Senior Unsecured 05/01/21	3.750%	471,000	442,740
05/01/23	4.250%	1,072,000	999,640
Cosan Luxembourg SA(b) 03/14/23	5.000%	200,000	177,614
Cott Beverages, Inc. 09/01/18	8.125%	1,150,000	1,242,000
Darling Escrow Corp. Senior Unsecured(b)(f) 01/15/22	5.375%	1,354,000	1,364,155
Heineken NV Senior Unsecured(b) 04/01/22	3.400%	1,700,000	1,659,751
MHP SA(b) 04/02/20	8.250%	2,100,000	1,863,299
SABMiller Holdings, Inc.(b) 01/15/22	3.750%	1,045,000	1,048,898
Total			13,468,690

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 1.4%
Boyd Gaming Corp. 07/01/20	9.000%	188,000	205,860
Caesars Entertainment Operating Co., Inc. Senior Secured 02/15/20	8.500%	1,159,000	1,115,538
02/15/20	9.000%	2,154,000	2,094,765
MGM Resorts International 03/01/18	11.375%	901,000	1,144,270
10/01/20	6.750%	176,000	188,320
12/15/21	6.625%	2,959,000	3,129,142
PNK Finance Corp.(b) 08/01/21	6.375%	2,427,000	2,481,607
Penn National Gaming, Inc. Senior Unsecured(b) 11/01/21	5.875%	571,000	565,290
Seminole Tribe of Florida, Inc.(b) Senior Secured 10/01/20	6.535%	65,000	71,175
Senior Unsecured 10/01/20	7.804%	135,000	142,451
Seneca Gaming Corp.(b) 12/01/18	8.250%	1,340,000	1,440,500
Studio City Finance Ltd.(b) 12/01/20	8.500%	1,660,000	1,850,900
SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(b) 06/01/21	6.375%	1,470,000	1,418,550
Tunica-Biloxi Gaming Authority Senior Unsecured(b) 11/15/15	9.000%	923,000	829,546
Total			16,677,914
Gas Pipelines 3.0%
Access Midstream Partners LP/Finance Corp. 04/15/21	5.875%	787,000	838,155
05/15/23	4.875%	1,388,000	1,339,420
Crestwood Midstream Partners LP/Corp.(b) 03/01/22	6.125%	490,000	502,250
El Paso LLC Senior Secured 09/15/20	6.500%	3,024,000	3,221,398
01/15/32	7.750%	3,244,000	3,292,835
Hiland Partners LP/Finance Corp.(b) 10/01/20	7.250%	3,859,000	4,138,777
Kinder Morgan Energy Partners LP Senior Unsecured 09/15/20	5.300%	650,000	717,028
02/15/23	3.450%	725,000	673,410

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	1,102,000	1,173,630
02/15/23	5.500%	1,174,000	1,182,805
07/15/23	4.500%	2,558,000	2,398,125
NiSource Finance Corp. 02/15/23	3.850%	900,000	866,018
Regency Energy Partners LP/Finance Corp. 09/01/20	5.750%	1,359,000	1,403,167
07/15/21	6.500%	1,813,000	1,921,780
11/01/23	4.500%	1,259,000	1,145,690
Sabine Pass Liquefaction LLC(b) Senior Secured 02/01/21	5.625%	975,000	953,063
03/15/22	6.250%	447,000	443,648
04/15/23	5.625%	1,292,000	1,208,020
Southern Natural Gas Co. LLC Senior Unsecured(b) 04/01/17	5.900%	4,160,000	4,662,029
Southern Star Central Corp. Senior Unsecured 03/01/16	6.750%	1,785,000	1,796,156
TransCanada PipeLines Ltd. Senior Unsecured 10/16/43	5.000%	360,000	354,760
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured 08/01/42	4.450%	1,190,000	1,058,729
Total			35,290,893
Health Care 2.7%
Amsurg Corp. 11/30/20	5.625%	419,000	435,760
Biomet, Inc. 08/01/20	6.500%	1,706,000	1,791,300
10/01/20	6.500%	655,000	674,650
ConvaTec Finance International SA Senior Unsecured PIK(b) 01/15/19	8.250%	1,033,000	1,057,534
ConvaTec Healthcare E SA Senior Unsecured(b) 12/15/18	10.500%	2,150,000	2,416,062
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	1,848,000	1,871,100
Emdeon, Inc. 12/31/19	11.000%	1,275,000	1,472,625
Fresenius Medical Care U.S. Finance II, Inc.(b) 07/31/19	5.625%	386,000	416,880
01/31/22	5.875%	801,000	845,055
Fresenius Medical Care U.S. Finance, Inc.(b) 09/15/18	6.500%	163,000	184,190

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA Holdings, Inc. Senior Unsecured 02/15/21	6.250%	621,000	649,721
HCA, Inc. 02/15/22	7.500%	2,400,000	2,634,000
05/01/23	5.875%	1,340,000	1,323,250
Senior Secured 02/15/20	6.500%	1,831,000	2,011,811
05/01/23	4.750%	795,000	747,300
Healthcare Technology Intermediate, Inc. Senior Unsecured PIK(b) 09/01/18	7.375%	133,000	137,988
IMS Health, Inc. Senior Unsecured(b) 11/01/20	6.000%	586,000	622,625
Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured 11/01/18	10.500%	505,000	580,750
LifePoint Hospitals, Inc.(b) 12/01/21	5.500%	897,000	905,970
MPH Intermediate Holding Co. 2 Senior Unsecured PIK(b) 08/01/18	8.375%	754,000	784,160
Multiplan, Inc.(b) 09/01/18	9.875%	2,093,000	2,302,300
Physio-Control International, Inc. Senior Secured(b) 01/15/19	9.875%	951,000	1,065,120
STHI Holding Corp. Secured(b) 03/15/18	8.000%	403,000	431,210
Tenet Healthcare Corp. Senior Secured 04/01/21	4.500%	1,919,000	1,818,252
Senior Unsecured 04/01/22	8.125%	2,000,000	2,155,000
Tenet Healthcare Corp.(b) Senior Secured 10/01/20	6.000%	1,443,000	1,511,543
United Surgical Partners International, Inc. 04/01/20	9.000%	680,000	761,600
Total			31,607,756
Home Construction 0.4%
Brookfield Residential Properties, Inc. /U.S. Corp.(b) 07/01/22	6.125%	373,000	374,865
Meritage Homes Corp. 03/01/18	4.500%	575,000	572,125
04/01/22	7.000%	691,000	730,733

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Meritage Homes Corp.(b) 04/15/20	7.150%	367,000	396,360
Shea Homes LP/Funding Corp. Senior Secured 05/15/19	8.625%	706,000	781,895
Taylor Morrison Communities, Inc./Monarch, Inc.(b) 04/15/20	7.750%	180,000	198,000
04/15/20	7.750%	706,000	776,600
Woodside Homes Co. LLC/Finance, Inc. Senior Unsecured(b) 12/15/21	6.750%	468,000	469,170
Total			4,299,748
Independent Energy 5.5%
Afren PLC Senior Secured(b) 12/09/20	6.625%	1,794,000	1,796,373
Antero Resources Finance Corp.(b) 11/01/21	5.375%	649,000	655,490
Athlon Holdings LP/Finance Corp.(b) 04/15/21	7.375%	1,330,000	1,396,500
Aurora U.S.A. Oil & Gas, Inc.(b) 04/01/20	7.500%	1,899,000	1,955,970
Canadian Oil Sands Ltd.(b) 04/01/22	4.500%	1,475,000	1,485,447
Carrizo Oil & Gas, Inc. 10/15/18	8.625%	1,083,000	1,172,348
Chesapeake Energy Corp. 08/15/20	6.625%	1,355,000	1,514,213
02/15/21	6.125%	2,851,000	3,057,697
03/15/23	5.750%	2,086,000	2,148,580
Comstock Resources, Inc. 06/15/20	9.500%	2,302,000	2,578,240
Concho Resources, Inc. 01/15/21	7.000%	875,000	962,500
01/15/22	6.500%	1,430,000	1,547,975
04/01/23	5.500%	1,141,000	1,175,230
Continental Resources, Inc. 04/01/21	7.125%	1,598,000	1,811,732
09/15/22	5.000%	3,282,000	3,409,177
EP Energy LLC/Everest Acquisition Finance, Inc. 09/01/22	7.750%	1,207,000	1,351,840
Senior Secured 05/01/19	6.875%	1,175,000	1,264,594
EP Energy LLC/Finance, Inc. Senior Unsecured 05/01/20	9.375%	931,000	1,074,141
Kodiak Oil & Gas Corp. 12/01/19	8.125%	1,539,000	1,708,290

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
01/15/21	5.500%		2,222,000	2,216,445
02/01/22	5.500%		2,283,000	2,271,585
Laredo Petroleum, Inc. 02/15/19	9.500%		2,975,000	3,324,562
05/01/22	7.375%		856,000	928,760
MEG Energy Corp.(b) 01/30/23	6.375%		674,000	678,213
03/31/24	7.000%		905,000	916,313
Novatek Finance Ltd.(b) Senior Unsecured 02/21/17	7.750%	RUB	47,000,000	1,432,192
02/03/21	6.604%		2,000,000	2,177,205
Oasis Petroleum, Inc. 02/01/19	7.250%		1,990,000	2,139,250
11/01/21	6.500%		1,254,000	1,341,780
01/15/23	6.875%		443,000	471,795
Oasis Petroleum, Inc.(b) 03/15/22	6.875%		991,000	1,050,460
Plains Exploration & Production Co. 11/15/20	6.500%		2,329,000	2,572,101
QEP Resources, Inc. Senior Unsecured 03/01/21	6.875%		1,145,000	1,228,013
10/01/22	5.375%		1,697,000	1,637,605
05/01/23	5.250%		3,166,000	2,968,125
SM Energy Co. Senior Unsecured 11/15/21	6.500%		621,000	658,260
01/01/23	6.500%		405,000	424,744
SM Energy Co.(b) Senior Unsecured 01/15/24	5.000%		806,000	767,715
Whiting Petroleum Corp. 10/01/18	6.500%		74,000	78,625
03/15/21	5.750%		1,204,000	1,246,140
Zhaikmunai LLP 11/13/19	7.125%		1,961,000	2,051,598
Total				64,647,823
Integrated Energy 0.1%
Lukoil International Finance BV(b) 11/09/20	6.125%		1,200,000	1,299,512
Lodging 0.5%
Choice Hotels International, Inc. 07/01/22	5.750%		431,000	449,856
Hilton Worldwide Finance/Corp.(b) 10/15/21	5.625%		3,279,000	3,401,962

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Playa Resorts Holding BV Senior Unsecured(b) 08/15/20	8.000%	2,212,000	2,348,785
Total			6,200,603
Media Cable 1.1%
CCO Holdings LLC/Capital Corp. 09/30/22	5.250%	577,000	538,774
CSC Holdings, Inc. Senior Unsecured 11/15/21	6.750%	2,753,000	2,973,240
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b) 09/15/20	6.375%	849,000	870,225
DISH DBS Corp. 09/01/19	7.875%	2,212,000	2,532,740
06/01/21	6.750%	1,089,000	1,154,340
07/15/22	5.875%	1,475,000	1,475,000
Quebecor Media, Inc. Senior Unsecured 01/15/23	5.750%	2,260,000	2,186,550
Time Warner Cable, Inc. 09/15/42	4.500%	15,000	11,363
Videotron Ltd. 07/15/22	5.000%	7,000	6,843
Virgin Media Secured Finance PLC Senior Secured(b) 04/15/21	5.375%	1,420,000	1,423,550
WaveDivision Escrow LLC/Corp. Senior Unsecured(b) 09/01/20	8.125%	27,000	28,620
Total			13,201,245
Media Non-Cable 3.3%
AMC Networks, Inc. 07/15/21	7.750%	2,826,000	3,186,315
12/15/22	4.750%	1,333,000	1,269,682
British Sky Broadcasting Group PLC(b) 11/26/22	3.125%	2,735,000	2,546,383
Clear Channel Communications, Inc. Senior Secured 03/01/21	9.000%	2,613,000	2,639,130
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	2,299,000	2,416,824
11/15/22	6.500%	709,000	718,749
11/15/22	6.500%	2,647,000	2,703,249
DigitalGlobe, Inc.(b) 02/01/21	5.250%	1,720,000	1,677,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gannett Co., Inc.(b) 10/15/19	5.125%	730,000	760,113
Hughes Satellite Systems Corp. 06/15/21	7.625%	605,000	674,575
Senior Secured 06/15/19	6.500%	2,203,000	2,384,747
Intelsat Jackson Holdings SA Senior Unsecured 04/01/21	7.500%	680,000	749,700
Intelsat Jackson Holdings SA(b) 08/01/23	5.500%	833,000	792,391
Intelsat Luxembourg SA(b) 06/01/21	7.750%	867,000	929,858
06/01/23	8.125%	1,235,000	1,321,450
Lamar Media Corp. 05/01/23	5.000%	1,420,000	1,349,000
MDC Partners, Inc.(b) 04/01/20	6.750%	1,402,000	1,466,842
NBCUniversal Media LLC 04/01/21	4.375%	1,195,000	1,264,814
Nielsen Finance Co. SARL (The)(b) 10/01/21	5.500%	1,175,000	1,198,500
Nielsen Finance LLC/Co. 10/01/20	4.500%	2,207,000	2,146,307
Reed Elsevier Capital, Inc. 10/15/22	3.125%	980,000	906,259
Starz LLC/Finance Corp. 09/15/19	5.000%	237,000	242,333
Univision Communications, Inc.(b) 05/15/21	8.500%	825,000	911,625
Senior Secured 11/01/20	7.875%	1,930,000	2,132,650
09/15/22	6.750%	228,000	249,660
05/15/23	5.125%	2,557,000	2,553,804
Total			39,191,960
Metals 1.8%
Alpha Natural Resources, Inc. 04/15/18	9.750%	567,000	601,020
06/01/19	6.000%	115,000	99,475
06/01/21	6.250%	676,000	577,980
ArcelorMittal Senior Unsecured 03/01/21	6.000%	975,000	1,033,500
02/25/22	6.750%	3,516,000	3,828,337
Arch Coal, Inc. 06/15/19	9.875%	1,145,000	1,019,050
06/15/21	7.250%	69,000	52,785

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Arch Coal, Inc.(b) Secured 01/15/19	8.000%	1,494,000	1,490,265
CONSOL Energy, Inc. 03/01/21	6.375%	62,000	64,015
Calcipar SA Senior Secured(b) 05/01/18	6.875%	1,709,000	1,811,540
FMG Resources August 2006 Proprietary Ltd.(b) 11/01/19	8.250%	325,000	365,219
FQM Akubra, Inc.(b) 06/01/20	8.750%	2,245,000	2,435,825
06/01/21	7.500%	546,000	570,570
JMC Steel Group, Inc. Senior Notes(b) 03/15/18	8.250%	1,719,000	1,736,190
Peabody Energy Corp. 11/15/18	6.000%	438,000	466,470
Samarco Mineracao SA(b) Senior Unsecured 11/01/22	4.125%	750,000	671,459
10/24/23	5.750%	2,800,000	2,772,000
Vale Overseas Ltd. 01/11/22	4.375%	1,300,000	1,263,071
Total			20,858,771
Non-Captive Consumer 0.3%
Provident Funding Associates LP/PFG Finance Corp.(b) 06/15/21	6.750%	1,468,000	1,460,660
Springleaf Finance Corp. Senior Unsecured 12/15/17	6.900%	948,000	1,035,690
10/01/21	7.750%	722,000	779,760
10/01/23	8.250%	498,000	540,330
Total			3,816,440
Non-Captive Diversified 1.1%
Air Lease Corp. 03/01/20	4.750%	838,000	870,472
CIT Group, Inc. Senior Unsecured 05/15/20	5.375%	900,000	956,250
08/15/22	5.000%	435,000	424,125
CIT Group, Inc.(b) Senior Secured 04/01/18	6.625%	1,415,000	1,591,875
Senior Unsecured 02/15/19	5.500%	3,246,000	3,497,565

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
International Lease Finance Corp. Senior Unsecured 04/15/18	3.875%	377,000	377,943
04/01/19	5.875%	359,000	382,335
05/15/19	6.250%	533,000	576,972
12/15/20	8.250%	2,026,000	2,370,420
04/15/21	4.625%	945,000	902,475
01/15/22	8.625%	1,094,000	1,292,837
Total			13,243,269
Oil Field Services 0.7%
Atwood Oceanics, Inc. Senior Unsecured 02/01/20	6.500%	3,286,000	3,507,805
Oil States International, Inc. 06/01/19	6.500%	1,286,000	1,367,982
01/15/23	5.125%	709,000	799,398
Pacific Drilling SA Senior Secured(b) 06/01/20	5.375%	2,053,000	2,063,265
Total			7,738,450
Other Financial Institutions 0.1%
FTI Consulting, Inc. 11/15/22	6.000%	328,000	332,100
Patriot Merger Corp. Senior Unsecured(b) 07/15/21	9.000%	409,000	427,405
Total			759,505
Other Industry 0.2%
Interline Brands, Inc. 11/15/18	7.500%	1,397,000	1,480,820
Unifrax I LLC/Holding Co.(b) 02/15/19	7.500%	560,000	579,600
Total			2,060,420
Packaging 0.7%
Berry Plastics Corp. Secured 01/15/21	9.750%	810,000	937,575
Beverage Packaging Holdings (Luxembourg) II SA(b) 12/15/16	5.625%	346,000	352,920
06/15/17	6.000%	205,000	207,563
Plastipak Holdings, Inc. Senior Unsecured(b) 10/01/21	6.500%	1,515,000	1,568,025
Reynolds Group Issuer, Inc. LLC Senior Secured 10/15/20	5.750%	155,000	158,100

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC 08/15/19	9.875%	2,358,000	2,623,275
02/15/21	8.250%	1,360,000	1,451,800
Senior Secured 08/15/19	7.875%	836,000	923,780
Sealed Air Corp.(b) 09/15/21	8.375%	384,000	435,840
Total			8,658,878
Paper 0.2%
Graphic Packaging International, Inc. 04/15/21	4.750%	1,934,000	1,909,825
Pharmaceuticals 0.6%
Capsugel SA Senior Unsecured PIK(b) 05/15/19	7.000%	395,000	400,475
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b) 12/01/19	9.500%	435,000	489,375
Valeant Pharmaceuticals International, Inc.(b) 12/01/21	5.625%	529,000	534,290
Senior Unsecured 07/15/21	7.500%	2,472,000	2,713,020
Valeant Pharmaceuticals International(b) 10/15/20	6.375%	1,657,000	1,746,064
Senior Unsecured 08/15/18	6.750%	786,000	863,617
Total			6,746,841
Property & Casualty 0.7%
HUB International Ltd. Senior Unsecured(b) 10/01/21	7.875%	2,095,000	2,152,612
Liberty Mutual Group, Inc.(b) 05/01/22	4.950%	3,310,000	3,422,580
06/15/23	4.250%	3,260,000	3,147,631
Total			8,722,823
REITs 0.1%
CyrusOne LP/Finance Corp. 11/15/22	6.375%	824,000	852,840
Restaurants 0.3%
Yum! Brands, Inc. Senior Unsecured 11/01/20	3.875%	575,000	581,139
11/01/21	3.750%	970,000	959,855
11/01/23	3.875%	2,420,000	2,340,839
Total			3,881,833

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.9%
AutoNation, Inc. 02/01/20	5.500%	88,000	94,600
Burlington Coat Factory Warehouse Corp. 02/15/19	10.000%	1,005,000	1,131,881
Burlington Holdings LLC/Finance, Inc. Senior Unsecured PIK(b) 02/15/18	9.000%	390,000	399,750
Claire's Stores, Inc. Senior Secured(b) 03/15/20	6.125%	641,000	618,565
J. Crew Group, Inc. Senior Unsecured PIK(b) 05/01/19	7.750%	688,000	703,480
Jo-Ann Stores, Inc. Senior Unsecured(b) 03/15/19	8.125%	732,000	765,855
L Brands, Inc. 02/15/22	5.625%	2,686,000	2,746,435
Michaels Stores, Inc.(b) 12/15/20	5.875%	397,000	398,985
Neiman Marcus Group Ltd., Inc. PIK(b) 10/15/21	8.750%	350,000	366,625
Neiman Marcus Group Ltd., Inc.(b) 10/15/21	8.000%	421,000	439,945
Rite Aid Corp. 06/15/21	6.750%	2,270,000	2,380,662
Senior Unsecured 02/15/27	7.700%	359,000	370,668
Total			10,417,451
Technology 2.6%
Alliance Data Systems Corp.(b) 12/01/17	5.250%	828,000	859,050
04/01/20	6.375%	602,000	630,595
Ancestry.com, Inc. Senior Unsecured PIK(b) 10/15/18	9.625%	702,000	726,570
Anixter, Inc. 05/01/19	5.625%	302,000	317,855
Audatex North America, Inc.(b) 06/15/21	6.000%	474,000	496,515
11/01/23	6.125%	474,000	488,220
Brocade Communications Systems, Inc. Senior Secured 01/15/20	6.875%	864,000	926,640
CDW LLC/Finance Corp. 04/01/19	8.500%	1,217,000	1,347,827

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cardtronics, Inc. 09/01/18	8.250%	1,143,000	1,228,725
DuPont Fabros Technology LP 09/15/21	5.875%	480,000	495,600
Equinix, Inc. Senior Unsecured 04/01/20	4.875%	398,000	396,010
07/15/21	7.000%	510,000	557,175
04/01/23	5.375%	1,870,000	1,827,925
First Data Corp. 01/15/21	12.625%	2,147,000	2,520,041
First Data Corp.(b) 08/15/21	11.750%	1,095,000	1,155,225
Secured 01/15/21	8.250%	2,150,000	2,287,062
Senior Secured 06/15/19	7.375%	1,433,000	1,533,310
08/15/20	8.875%	2,055,000	2,273,344
First Data Corp.(b)(f) 08/15/21	11.750%	754,000	795,470
Freescale Semiconductor, Inc. Senior Secured(b) 01/15/22	6.000%	1,650,000	1,670,625
Interactive Data Corp. 08/01/18	10.250%	1,525,000	1,671,781
NCR Corp. 07/15/22	5.000%	1,130,000	1,074,913
NCR Escrow Corp.(b) Senior Unsecured 12/15/21	5.875%	229,000	233,008
12/15/23	6.375%	1,435,000	1,463,700
NXP BV/Funding LLC(b) 06/01/18	3.750%	1,156,000	1,164,670
Nuance Communications, Inc.(b) 08/15/20	5.375%	2,498,000	2,423,060
VeriSign, Inc. 05/01/23	4.625%	676,000	645,580
Total			31,210,496
Textile —%
Quiksilver Inc./QS Wholesale Inc. 08/01/20	10.000%	215,000	242,950
Quiksilver Inc./QS Wholesale Inc.(b) Senior Secured 08/01/18	7.875%	154,000	167,090
Total			410,040

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Transportation Services 0.5%
Avis Budget Car Rental LLC/Finance, Inc. 01/15/19	8.250%		471,000	513,390
03/15/20	9.750%		695,000	814,888
Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index)(b) 12/15/35	5.950%	MXN	16,187,939	1,202,642
ERAC U.S.A. Finance LLC(b) 10/01/20	5.250%		305,000	335,120
Hertz Corp. (The) 04/15/19	6.750%		800,000	862,000
10/15/20	5.875%		365,000	378,231
01/15/21	7.375%		872,000	957,020
LBC Tank Terminals Holding Netherlands BV(b) 05/15/23	6.875%		1,177,000	1,216,724
Total				6,280,015
Wireless 2.7%
Crown Castle International Corp. Senior Unsecured 01/15/23	5.250%		1,710,000	1,675,800
MetroPCS Wireless, Inc.(b) 04/01/23	6.625%		681,000	701,430
NII International Telecom SCA(b) 08/15/19	11.375%		3,422,000	2,857,370
SBA Communications Corp. Senior Unsecured 10/01/19	5.625%		310,000	319,300
SBA Telecommunications, Inc. 07/15/20	5.750%		1,908,000	1,984,320
Softbank Corp.(b) 04/15/20	4.500%		650,000	633,750
Sprint Communications, Inc.(b) 11/15/18	9.000%		3,677,000	4,421,592
03/01/20	7.000%		3,140,000	3,501,100
Sprint Corp.(b) 09/15/21	7.250%		1,660,000	1,782,425
09/15/23	7.875%		2,125,000	2,284,375
06/15/24	7.125%		456,000	462,840
T-Mobile USA, Inc. 04/28/20	6.542%		395,000	419,688
04/28/21	6.633%		920,000	968,300
01/15/22	6.125%		648,000	659,340
04/28/22	6.731%		1,087,000	1,133,197
04/28/23	6.836%		231,000	239,663
01/15/24	6.500%		648,000	656,100
United States Cellular Corp. Senior Unsecured 12/15/33	6.700%		780,000	739,405

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
VimpelCom Holdings BV(b) 02/13/18	9.000%	RUB	35,700,000	1,086,644
03/01/22	7.504%		1,500,000	1,566,930
Wind Acquisition Finance SA Senior Secured(b) 04/30/20	6.500%		3,436,000	3,659,340
Total				31,752,909
Wirelines 2.0%
CenturyLink, Inc. Senior Unsecured 06/15/21	6.450%		2,705,000	2,813,200
03/15/22	5.800%		2,595,000	2,562,562
12/01/23	6.750%		488,000	494,100
EarthLink Holdings Corp. Senior Secured 06/01/20	7.375%		879,000	876,803
Frontier Communications Corp. Senior Unsecured 10/01/18	8.125%		795,000	908,288
04/15/20	8.500%		769,000	861,280
07/01/21	9.250%		564,000	650,010
04/15/22	8.750%		449,000	498,390
04/15/24	7.625%		1,486,000	1,482,285
Level 3 Communications, Inc. Senior Unsecured 02/01/19	11.875%		1,341,000	1,542,150
06/01/19	8.875%		269,000	293,883
Level 3 Financing, Inc. 04/01/19	9.375%		623,000	696,981
07/01/19	8.125%		1,008,000	1,103,760
06/01/20	7.000%		656,000	694,540
07/15/20	8.625%		545,000	610,400
Level 3 Financing, Inc.(b) 01/15/21	6.125%		654,000	660,540
Level 3 Financing, Inc.(b)(g) 01/15/18	3.846%		328,000	330,050
PAETEC Holding Corp. 12/01/18	9.875%		1,845,000	2,061,787
Qtel International Finance Ltd.(b) 10/19/25	5.000%		800,000	792,514
Telecom Italia Capital SA 06/18/19	7.175%		1,782,000	2,000,295
Windstream Corp. 09/01/18	8.125%		50,000	53,750
08/01/23	6.375%		267,000	249,645
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%		788,000	908,170
Total				23,145,383
Total Corporate Bonds & Notes (Cost: $509,944,170)				526,160,512

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Residential Mortgage-Backed Securities — Agency 9.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(g)(h)(i) CMO IO STRIPS Series 277 Class S6 09/15/42	5.883%	4,655,079	981,819
CMO IO STRIPS Series 281 Class S1 10/15/42	5.833%	6,540,934	1,305,831
CMO IO Series 2957 Class SW 04/15/35	5.833%	3,310,723	556,969
CMO IO Series 3122 Class IS 03/15/36	6.533%	3,070,222	520,832
CMO IO Series 318 Class S1
11/15/43	5.783%	9,984,311	2,216,122
CMO IO Series 3550 Class EI 07/15/39	6.233%	4,301,597	673,958
CMO IO Series 3761 Class KS 06/15/40	5.833%	4,477,093	606,842
CMO IO Series 4091 Class SH 08/15/42	6.383%	5,421,789	1,403,705
CMO IO Series 4093 Class SD 01/15/38	6.533%	3,627,599	829,816
Federal Home Loan Mortgage Corp.(h) 10/01/26	8.000%	45,725	49,625
Federal Home Loan Mortgage Corp.(h)(i) CMO IO Series 304 Class C69 12/15/42	4.000%	7,632,778	1,796,037
CMO IO Series 4120 Class AI 11/15/39	3.500%	6,482,339	1,263,951
CMO IO Series 4121 Class IA 01/15/41	3.500%	5,652,133	1,265,709
Federal National Mortgage Association(f)(h) 01/16/29 - 01/13/44	3.000%	19,000,000	19,104,805
01/16/29 - 01/13/44	3.500%	32,000,000	33,228,027
Federal National Mortgage Association(g)(h)(i) CMO IO Series 2006-5 Class N1 08/25/34	2.072%	9,784,818	524,190
CMO IO Series 2006-5 Class N2 02/25/35	2.075%	14,381,417	990,316
CMO IO Series 2010-135 Class MS 12/25/40	5.785%	3,427,445	698,029
CMO IO Series 2012-122 Class SB 11/25/42	5.985%	13,228,654	3,221,782
CMO IO Series 2012-80 Class AS 02/25/39	5.885%	6,299,582	1,354,884
CMO IO Series 2012-87 Class SQ 08/25/42	6.135%	4,302,286	1,002,432
CMO IO Series 2013-124 Class SB 12/25/43	5.785%	9,985,782	2,290,489
Federal National Mortgage Association(h) 12/01/42	3.500%	11,157,567	11,112,664
05/01/41 - 06/01/42	4.000%	6,003,814	6,182,755
06/01/34 - 05/01/40	5.000%	1,886,777	2,050,283

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(h)(i) CMO IO Series 2012-118 Class BI 12/25/39	3.500%	10,042,998	2,003,273
CMO IO Series 2012-133 Class EI 07/25/31	3.500%	3,753,867	637,314
CMO IO Series 2012-139 Class IL 04/25/40	3.500%	5,609,312	1,136,769
CMO IO Series 2012-96 Class CI 04/25/39	3.500%	8,363,922	1,420,360
CMO IO Series 2013-1 Class AI 02/25/43	3.500%	3,380,166	862,941
Federal National Mortgage Association(h)(j) 06/01/27	3.000%	9,724,125	9,931,522
Government National Mortgage Association(g)(h)(i) CMO IO Series 2012-41 Class SA 03/20/42	6.433%	9,099,106	2,116,811
CMO IO Series 2012-48 Class SA 04/16/42	6.483%	1,810,821	359,990
Government National Mortgage Association(h)(i) CMO IO Series 2012-94 Class BI 05/20/37	4.000%	10,231,020	1,869,895
Total Residential Mortgage-Backed Securities — Agency (Cost: $115,977,266)			115,570,747

Residential Mortgage-Backed Securities — Non-Agency 6.5%

Apollo Residential Mortgage Securitization Trust CMO Series 2013-1 Class A(b)(h) 05/25/47	4.000%	2,735,484	2,797,032
BCAP LLC Trust(b)(g)(h) CMO Series 2010-RR7 Class 17A7 03/26/36	4.996%	780,000	673,777
CMO Series 2012-RR11 Class 9A2 07/26/37	4.000%	4,455,948	4,421,869
CMO Series 2013-RR3 Class 6A5 03/26/36	2.494%	2,772,718	2,719,097
CMO Series 2013-RR5 Class 4A1 09/26/36	3.000%	2,407,554	2,397,679
Series 2013-RR1 Class 10A1 10/26/36	3.000%	1,432,069	1,406,520
BCAP LLC Trust(b)(h) CMO Series 2010-RR7 Class 8A6 05/26/35	5.500%	1,145,000	1,132,470
Bayview Opportunity Master Fund Trust IIB LP(b)(g)(h) CMO Series 2012-6NPL Class A 01/28/33	2.981%	1,448,448	1,442,510
Series 2012-4NPL Class A 07/28/32	3.475%	1,007,073	1,009,879
Series 2012-5NPL Class A 10/28/32	2.981%	2,382,243	2,393,707
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Castle Peak Loan Trust CMO Series 2012-1A Class A1(b)(h) 05/25/52	5.000%	1,139,209	1,139,209
Citigroup Mortgage Loan Trust, Inc.(b)(e)(g)(h) CMO Series 2013-12 Class 2A3 09/25/35	4.750%	3,401,000	3,401,000
Citigroup Mortgage Loan Trust, Inc.(b)(g)(h) CMO Series 2009-4 Class 9A2 03/25/36	2.618%	1,365,000	1,140,528
CMO Series 2010-6 Class 2A2 09/25/35	2.671%	515,000	483,783
CMO Series 2010-6 Class 3A2 07/25/36	2.612%	2,215,000	2,108,511
CMO Series 2012-3 Class 2A3 04/25/37	2.862%	1,935,226	1,869,102
CMO Series 2013-2 Class 1A1 11/25/37	5.916%	2,032,342	2,091,355
Citigroup Mortgage Loan Trust, Inc.(b)(h) CMO Series 2011-12 Class 3A3 09/25/47	5.593%	2,833,000	2,724,961
CMO Series 2012-A Class A 06/25/51	2.500%	2,291,066	2,150,820
Credit Suisse Mortgage Capital Certificates(b)(g)(h) CMO Series 2011-4R Class 4A7 08/27/37	4.000%	3,880,000	3,853,989
CMO Series 2011-5R Class 3A1 09/27/47	4.943%	1,920,067	1,857,162
CMO Series 2011-7R Class A1 08/28/47	1.414%	519,815	518,774
CMO Series 2013-8R Class 3A1 03/27/36	0.313%	3,555,607	3,342,513
Series 2012-11 Class 3A2 06/29/47	1.164%	3,058,112	2,848,824
Credit Suisse Mortgage Capital Certificates(b)(h) CMO Series 2010-9R Class 10A5 04/27/37	4.000%	4,000,000	3,925,324
CMO Series 2010-9R Class 7A5 05/27/37	4.000%	3,000,000	2,978,493
Deutsche Mortgage Securities, Inc. CMO Series 2003-1 Class 1A7(h) 04/25/33	5.500%	736,335	743,372
GCAT Series 2013-RP1 Class A1(b)(g)(h) 06/25/18	3.500%	4,790,936	4,686,014
GS Mortgage Securities Corp. CMO Series 2013-1R Class A(b)(e)(g)(h) 11/26/36	0.326%	5,500,000	5,066,600
JPMorgan Resecuritization Trust CMO Series 2010-5 Class 1A6(b)(g)(h) 04/26/37	4.500%	615,000	619,313

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nomura Resecuritization Trust CMO Series 2011-2RA Class 2A13(b)(g)(h) 07/26/35	2.705%	2,500,000	2,409,843
PennyMac Loan Trust Series 2012-NPL1 Class A(b)(g)(h) 05/28/52	3.422%	1,316,849	1,310,570
RBSSP Resecuritization Trust CMO Series 2010-12 Class 3A4(b)(g)(h) 06/27/32	4.000%	95,052	95,048
Residential Mortgage Asset Trust Series 2012-1A Class A1(b)(g)(h) 08/26/52	2.734%	1,552,413	1,559,781
Springleaf Mortgage Loan Trust CMO Series 2012-3A Class B1(b)(g)(h) 12/25/59	6.000%	1,500,000	1,532,225
Vericrest Opportunity Loan Transferee CMO Series 2013-NPL4 Class A1(g)(h) 11/25/53	4.996%	1,938,796	1,936,729
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $76,477,160)			76,788,383
Commercial Mortgage-Backed Securities — Non-Agency 1.9%
Aventura Mall Trust Series 2013-AVM Class E(b)(g)(h) 12/05/32	3.743%	1,800,000	1,630,667
Banc of America Re-Remic Trust Series 2013-DSNY Class F(b)(g)(h) 09/15/26	3.667%	3,984,000	3,980,793
Commercial Mortgage Pass-Through Certificates Series 2013-RIA4 Class A2(b)(g)(h) 06/25/28	6.000%	3,350,000	3,267,315
GS Mortgage Securities Trust Series 2007-GG10 Class AM(g)(h) 08/10/45	5.804%	2,800,000	2,844,923
Morgan Stanley Capital I, Inc. Series 2005-IQ10 Class A4A(g)(h) 09/15/42	5.230%	463,314	487,528
ORES NPL LLC Series 2013-LV2 Class A(b)(h) 09/25/25	3.081%	5,241,903	5,242,223
Rialto Real Estate Fund Series 2013-LT2 Class A(b)(h) 05/22/28	2.833%	1,900,038	1,903,227
S2 Hospitality LLC Series 2012-LV1 Class A(b)(h) 04/15/25	4.500%	10,089	10,089

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
VFC LLC Series 2013-1 Class A(b)(h) 03/20/26	3.130%		3,142,040	3,160,631
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $22,511,045)				22,527,396
Asset-Backed Securities — Non-Agency 0.1%
American Credit Acceptance Receivables Trust Series 2012-3 Class A(b) 11/15/16	1.640%		786,567	786,553
GMAC Mortgage Corp Loan Trust Series 2004-HE5 Class A5 (FGIC)(g) 09/25/34	5.865%		198,709	204,088
Total Asset-Backed Securities — Non-Agency (Cost: $985,247)				990,641
Inflation-Indexed Bonds(a) 1.7%
United States 0.9%
U.S. Treasury Inflation-Indexed Bond 01/15/23	0.125%		8,195,580	7,740,340
02/15/43	0.625%		3,231,901	2,485,028
Total				10,225,368
Uruguay 0.8%
Uruguay Government International Bond 04/05/27	4.250%		87,621,472	4,144,022
Senior Unsecured 12/15/28	4.375%	UYU	113,347,881	5,400,294
Total				9,544,316
Total Inflation-Indexed Bonds (Cost: $21,513,828)				19,769,684
U.S. Treasury Obligations 2.8%
U.S. Treasury 02/28/15	0.250%		25,870,000	25,886,169
05/31/17	0.625%		800,000	789,562
05/15/23	1.750%		485,000	437,144
02/15/43	3.125%		1,475,000	1,262,969
05/15/43	2.875%		6,265,000	5,077,587
Total U.S. Treasury Obligations (Cost: $33,741,988)				33,453,431

Foreign Government Obligations(a)(k) 22.5%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Argentina 0.6%
Argentina Boden Bonds 10/03/15	7.000%		2,595,000	2,582,025
Argentina Bonar Bonds 04/17/17	7.000%		2,436,000	2,198,490
Provincia de Buenos Aires Senior Unsecured 01/26/21	10.875%		500,000	436,250
Provincia de Buenos Aires(b) Senior Unsecured 01/26/21	10.875%		1,110,000	968,475
Provincia de Cordoba Senior Unsecured(b) 08/17/17	12.375%		880,000	819,500
Total				7,004,740
Australia 0.9%
Treasury Corp. of Victoria Local Government Guaranteed 11/15/16	5.750%	AUD	6,950,000	6,651,123
06/15/20	6.000%	AUD	3,600,000	3,565,815
Total				10,216,938
Bolivia —%
Bolivian Government International Bond Senior Unsecured(b) 08/22/23	5.950%		417,000	409,246
Brazil 1.2%
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(b) 09/26/23	5.750%		1,200,000	1,180,009
Brazil Notas do Tesouro Nacional Senior Notes 01/01/17	10.000%	BRL	4,100,000	1,643,728
Brazilian Government International Bond Senior Unsecured 01/05/24	8.500%	BRL	3,250,000	1,205,362
01/07/25	4.250%		1,000,000	952,500
01/20/34	8.250%		2,285,000	2,919,088
Morgan Stanley Senior Unsecured 10/22/20	11.500%	BRL	3,415,000	1,375,127
Morgan Stanley(b) Senior Unsecured 05/03/17	10.090%	BRL	545,000	219,455
Petrobras Global Finance BV 05/20/23	4.375%		500,000	445,446

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Foreign Government Obligations(a)(k) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Petrobras International Finance Co. 03/15/19	7.875%		1,535,000	1,738,759
01/27/21	5.375%		2,600,000	2,581,292
Total				14,260,766
Colombia 1.0%
Colombia Government International Bond Senior Unsecured 05/21/24	8.125%		285,000	366,225
01/18/41	6.125%		2,070,000	2,207,721
Ecopetrol SA Senior Unsecured 07/23/19	7.625%		1,200,000	1,422,000
Emgesa SA ESP Senior Unsecured 01/25/21	8.750%	COP	1,700,000,000	924,158
Empresa de Energia de Bogota SA ESP Senior Unsecured(b) 11/10/21	6.125%		1,917,000	2,035,630
Empresas Publicas de Medellin ESP Senior Unsecured(b) 02/01/21	8.375%	COP	5,604,000,000	3,006,706
Transportadora de Gas Internacional SA ESP Senior Unsecured(b) 03/20/22	5.700%		2,251,000	2,374,902
Total				12,337,342
Dominican Republic 0.7%
Banco de Reservas de La Republica Dominicana Subordinated Notes(b) 02/01/23	7.000%		1,400,000	1,288,000
Dominican Republic International Bond(b) Senior Unsecured 05/06/21	7.500%		1,928,000	2,080,700
04/18/24	5.875%		700,000	667,523
04/20/27	8.625%		2,850,000	3,078,000
Dominican Republic International Bond(b)(e) 07/05/19	15.000%	DOP	58,000,000	1,466,979
Total				8,581,202
El Salvador —%
El Salvador Government International Bond Senior Unsecured(b) 02/01/41	7.625%		600,000	576,600
France 0.7%
France Government Bond OAT 04/25/17	3.750%	EUR	1,230,000	1,862,370
10/25/18	4.250%	EUR	730,000	1,148,596
04/25/19	4.250%	EUR	2,250,000	3,557,557
04/25/29	5.500%	EUR	850,000	1,525,527
Total				8,094,050

Foreign Government Obligations(a)(k) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Georgia 0.2%
Georgian Railway JSC Senior Unsecured(b) 07/11/22	7.750%		1,842,000	1,954,193
Germany 0.4%
Bundesrepublik Deutschland 01/04/19	3.750%	EUR	2,930,000	4,583,547
Guatemala 0.5%
Guatemala Government Bond(b) Senior Unsecured 06/06/22	5.750%		3,560,000	3,675,700
02/13/28	4.875%		1,900,000	1,724,250
Total				5,399,950
Hungary 0.6%
Hungary Government International Bond Senior Unsecured 02/03/15	4.750%		80,000	82,000
02/19/18	4.125%		1,000,000	1,002,350
11/22/23	5.750%		2,792,000	2,805,960
MFB Magyar Fejlesztesi Bank Zrt.(b) 10/21/20	6.250%		1,151,000	1,179,931
Magyar Export-Import Bank Zrt(b) 02/12/18	5.500%		2,500,000	2,571,709
Total				7,641,950
Indonesia 2.1%
Indonesia Government International Bond(b) Senior Unsecured 04/20/15	7.250%		1,655,000	1,770,023
03/13/20	5.875%		5,630,000	5,953,725
05/05/21	4.875%		1,000,000	987,500
04/25/22	3.750%		1,400,000	1,261,750
Indonesia Treasury Bond Senior Unsecured 06/15/15	9.500%	IDR	6,476,000,000	544,633
07/15/17	10.000%	IDR	4,979,000,000	437,759
09/15/19	11.500%	IDR	30,600,000,000	2,873,936
07/15/22	10.250%	IDR	10,680,000,000	963,218
09/15/24	10.000%	IDR	4,500,000,000	400,452
05/15/27	7.000%	IDR	4,480,000,000	311,060
Majapahit Holding BV(b) 08/07/19	8.000%		1,000,000	1,116,250
06/29/37	7.875%		540,000	561,600
PT Pertamina Persero(b) Senior Unsecured 05/03/22	4.875%		1,400,000	1,284,500
05/20/23	4.300%		2,212,000	1,924,440

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Foreign Government Obligations(a)(k) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
PT Perusahaan Listrik Negara Senior Unsecured(b) 11/22/21	5.500%		4,777,000	4,593,329
Total				24,984,175
Italy 0.2%
Italy Buoni Poliennali Del Tesoro 09/01/22	5.500%	EUR	500,000	771,286
Republic of Italy 11/15/16	2.750%	EUR	800,000	1,130,715
Total				1,902,001
Kazakhstan 0.5%
KazMunayGas National Co. JSC(b) Senior Unsecured 07/02/18	9.125%		1,875,000	2,273,437
04/09/21	6.375%		600,000	649,708
04/30/23	4.400%		1,750,000	1,607,748
04/30/43	5.750%		1,000,000	858,652
Total				5,389,545
Latvia 0.1%
Republic of Latvia Senior Unsecured(b) 06/16/21	5.250%		650,000	699,022
Lithuania 0.2%
Lithuania Government International Bond(b) Senior Unsecured 03/09/21	6.125%		600,000	679,130
02/01/22	6.625%		1,250,000	1,458,471
Total				2,137,601
Malaysia —%
Petronas Capital Ltd. 08/12/19	5.250%		75,000	82,204
Mexico 2.2%
Comision Federal de Electricidad(b) Senior Unsecured 01/15/24	4.875%		1,700,000	1,687,250
02/14/42	5.750%		300,000	279,750
Mexican Bonos 06/16/16	6.250%	MXN	14,640,000	1,177,435
12/15/16	7.250%	MXN	5,000,000	412,140
12/13/18	8.500%	MXN	44,135,000	3,821,533
06/11/20	8.000%	MXN	28,940,000	2,476,483
06/10/21	6.500%	MXN	15,250,000	1,198,329
06/09/22	6.500%	MXN	84,200,000	6,515,955
06/03/27	7.500%	MXN	14,720,000	1,202,188

Foreign Government Obligations(a)(k) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Mexico Government International Bond Senior Unsecured 01/11/40	6.050%		1,430,000	1,555,125
Pemex Finance Ltd. Senior Unsecured 11/15/18	9.150%		310,000	364,835
Senior Unsecured (NPFGC) 08/15/17	10.610%		201,563	232,015
Pemex Project Funding Master Trust 03/01/18	5.750%		2,420,000	2,698,300
01/21/21	5.500%		1,000,000	1,075,000
Petroleos Mexicanos 06/02/41	6.500%		1,000,000	1,045,000
Total				25,741,338
Morocco 0.1%
Morocco Government International Bond Senior Unsecured(b) 12/11/22	4.250%		1,045,000	968,364
Netherlands —%
Netherlands Government Bond(b) 07/15/16	4.000%	EUR	230,000	344,969
New Zealand 0.4%
New Zealand Government Bond Senior Unsecured 03/15/19	5.000%	NZD	2,000,000	1,703,306
05/15/21	6.000%	NZD	3,555,000	3,186,467
Total				4,889,773
Panama 0.2%
Ena Norte Trust Pass-Through Certificates(b) 04/25/23	4.950%		2,567,795	2,466,776
Peru 0.5%
Corporacion Financiera de Desarrollo SA Senior Unsecured(b) 02/08/22	4.750%		2,300,000	2,269,080
Peruvian Government International Bond Senior Unsecured 05/03/16	8.375%		510,000	589,815
07/21/25	7.350%		1,210,000	1,524,600
11/21/33	8.750%		205,000	291,613
11/18/50	5.625%		700,000	700,000
Peruvian Government International Bond(b) Senior Unsecured 08/12/20	7.840%	PEN	1,500,000	610,630
Total				5,985,738

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Foreign Government Obligations(a)(k) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Philippines 0.2%
Philippine Government International Bond Senior Unsecured 01/15/21	4.950%	PHP	35,000,000	833,996
Power Sector Assets & Liabilities Management Corp.(b) Government Guaranteed 05/27/19	7.250%		720,000	855,000
12/02/24	7.390%		610,000	742,054
Total				2,431,050
Poland 0.6%
Poland Government Bond 10/24/15	6.250%	PLN	4,680,000	1,641,731
10/25/19	5.500%	PLN	7,090,000	2,539,248
Poland Government International Bond Senior Unsecured 03/23/22	5.000%		2,250,000	2,404,688
Total				6,585,667
Qatar 0.1%
Nakilat, Inc. Senior Secured(b) 12/31/33	6.067%		180,000	188,100
Qatar Government International Bond Senior Unsecured(b) 01/20/22	4.500%		600,000	635,100
Total				823,200
Republic of Namibia 0.2%
Namibia International Bonds Senior Unsecured(b) 11/03/21	5.500%		2,800,000	2,856,000
Republic of the Congo —%
Republic of Congo Senior Unsecured(g) 06/30/29	3.500%		605,150	535,558
Romania 0.4%
Romanian Government International Bond(b) Senior Unsecured 02/07/22	6.750%		1,800,000	2,037,672
08/22/23	4.375%		2,238,000	2,157,174
Total				4,194,846
Russian Federation 2.4%
Gazprom Neft OAO Via GPN Capital SA Senior Unsecured(b) 09/19/22	4.375%		2,200,000	2,015,364

Foreign Government Obligations(a)(k) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured 04/11/18	8.146%		3,115,000	3,667,912
03/07/22	6.510%		3,660,000	3,929,925
Rosneft International Finance Ltd. Senior Unsecured(b) 03/06/22	4.199%		3,460,000	3,174,550
Russian Agricultural Bank OJSC Via RSHB Capital SA Senior Unsecured(b) 07/25/18	5.100%		1,000,000	1,020,871
Russian Foreign Bond — Eurobond(b) Senior Unsecured 03/10/18	7.850%	RUB	20,000,000	626,737
Russian Foreign Bond — Eurobond(b)(g) Senior Unsecured 03/31/30	7.500%		3,285,425	3,828,177
Russian Foreign Bond — Eurobond(g) Senior Unsecured 03/31/30	7.500%		131,560	153,294
Russian Railways via RZD Capital PLC Senior Unsecured 04/02/19	8.300%	RUB	150,100,000	4,517,923
Sberbank of Russia Via SB Capital SA Senior Unsecured(b) 02/07/22	6.125%		3,000,000	3,162,400
VTB Bank OJSC Via VTB Capital SA Senior Unsecured(b) 04/12/17	6.000%		600,000	637,500
Vnesheconombank Via VEB Finance PLC Senior Unsecured(b) 11/22/25	6.800%		2,190,000	2,288,550
Total				29,023,203
Serbia 0.2%
Republic of Serbia(b) 12/03/18	5.875%		2,416,000	2,450,725
Slovenia 0.2%
Slovenia Government Bond(b) 05/10/23	5.850%		2,300,000	2,337,507
South Africa 0.1%
South Africa Government International Bond Senior Unsecured 03/09/20	5.500%		430,000	457,950
Transnet SOC Ltd. Senior Unsecured(b) 07/26/22	4.000%		700,000	615,262
Total				1,073,212

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Foreign Government Obligations(a)(k) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
South Korea 0.2%
Export-Import Bank of Korea Senior Unsecured 04/11/22	5.000%		1,800,000	1,953,886
Export-Import Bank of Korea(b) 02/15/15	5.000%	IDR	2,500,000,000	194,185
Total				2,148,071
Supra-National 0.2%
Eurasian Development Bank Senior Unsecured 10/05/17	8.000%	RUB	73,100,000	2,211,380
Trinidad and Tobago 0.5%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b) 08/14/19	9.750%		4,690,000	5,874,225
Turkey 1.4%
Export Credit Bank of Turkey Senior Unsecured(b) 04/24/19	5.875%		3,100,000	3,237,407
Turkey Government International Bond 01/14/41	6.000%		1,700,000	1,492,600
Senior Unsecured 03/30/21	5.625%		3,050,000	3,062,200
09/26/22	6.250%		250,000	259,625
03/23/23	3.250%		1,200,000	988,200
02/05/25	7.375%		7,190,000	7,761,605
Total				16,801,637
Ukraine —%
National JSC Naftogaz of Ukraine Government Guaranteed 09/30/14	9.500%		335,000	334,176
United Arab Emirates 0.3%
Abu Dhabi National Energy Co.(b) Senior Unsecured 12/13/21	5.875%		700,000	776,284
01/12/23	3.625%		1,400,000	1,302,000
Dolphin Energy Ltd. Senior Secured(b) 12/15/21	5.500%		1,000,000	1,093,647
Total				3,171,931
United Kingdom 0.4%
United Kingdom Gilt 09/07/21	3.750%	GBP	620,000	1,105,313
03/07/25	5.000%	GBP	1,750,000	3,390,702
Total				4,496,015

Foreign Government Obligations(a)(k) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uruguay 0.1%
Uruguay Government International Bond Senior Unsecured PIK 01/15/33	7.875%	935,000	1,147,712
Venezuela 1.7%
Petroleos de Venezuela SA 04/12/17	5.250%	7,760,000	5,723,000
11/02/17	8.500%	7,620,700	6,344,233
11/17/21	9.000%	1,504,303	1,116,945
Senior Unsecured 10/28/15	5.000%	1,200,000	990,000
10/28/16	5.125%	1,201,000	918,765
Venezuela Government International Bond Senior Unsecured 05/07/23	9.000%	7,236,000	5,383,584
Total			20,476,527
Total Foreign Government Obligations (Cost: $267,157,978)			265,624,672
Municipal Bonds —%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California —%
Cabazon Band Mission Indians Revenue Bonds Series 2004(b)(c)(l)(m) 10/01/11	13.000%	350,000	160,934
Total Municipal Bonds (Cost: $350,000)			160,934
Senior Loans 4.5%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense —%
Doncasters U.S. Finance LLC Tranche B Term Loan(g)(n) 04/09/20	5.500%	397,000	400,803
Automotive —%
Navistar, Inc. Tranche B Term Loan(g)(n) 08/17/17	5.750%	139,500	141,375

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
ThermaSys Corp. Term Loan(g)(n) 05/03/19	5.250%	347,812	342,014
Total			483,389
Brokerage 0.1%
Nuveen Investments, Inc.(g)(n) 1st Lien Tranche B Term Loan 05/13/17	4.167%	450,000	447,844
Tranche B 2nd Lien Term Loan 02/28/19	6.500%	200,000	197,600
Total			645,444
Building Materials —%
Contech Engineered Solutions LLC Term Loan(g)(n) 04/29/19	6.250%	149,250	149,499
Roofing Supply Group LLC Term Loan(g)(n) 05/31/19	5.000%	221,323	222,293
Total			371,792
Chemicals 0.3%
AZ Chem U.S., Inc. Term Loan(g)(n) 12/22/17	5.250%	93,906	94,329
Allnex & Cy SCA Tranche B1 Term Loan(g)(n) 10/04/19	4.500%	131,020	132,085
Allnex U.S.A, Inc. Tranche B2 Term Loan(g)(n) 10/04/19	4.500%	67,980	68,533
Allnex U.S.A., Inc. 2nd Lien Term Loan(g)(n) 04/03/20	8.250%	100,000	102,438
Ascend Performance Materials Operations LLC Tranche B Term Loan(g)(n) 04/10/18	6.750%	296,231	283,271
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc. Tranche B Term Loan(g)(n) 02/01/20	4.750%	769,187	773,995
HII Holding Corp. 2nd Lien Term Loan(g)(n) 12/21/20	9.500%	500,000	503,750
Nexeo Solutions LLC Term Loan(g)(n) 09/08/17	5.000%	370,186	369,260
Omnova Solutions, Inc. Tranche B1 Term Loan(g)(n) 05/31/18	4.250%	340,351	341,416

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Oxea Finance & Cy SCA 2nd Lien Term Loan(g)(n) 07/15/20	8.250%	175,000	177,954
Univar, Inc. Tranche B Term Loan(g)(n) 06/30/17	5.000%	756,398	749,461
Total			3,596,492
Construction Machinery —%
Douglas Dynamics LLC Term Loan(g)(n) 04/18/18	5.750%	290,583	289,130
Consumer Cyclical Services 0.2%
Acosta, Inc. Tranche B Term Loan(g)(n) 03/03/18	4.250%	317,223	318,888
IG Investments Holdings LLC 1st Lien Tranche B Term Loan(g)(n) 10/31/19	5.250%	198,000	199,980
Monitronics International, Inc. Tranche B Term Loan(g)(n) 03/23/18	4.250%	395,994	398,964
Pre-Paid Legal Services, Inc. Term Loan(g)(n) 07/01/19	6.250%	158,064	158,954
Sabre, Inc.(g)(n) Term Loan 02/19/19	4.500%	99,750	99,875
Tranche B Term Loan 02/19/19	5.250%	312,279	314,362
Tranche C Term Loan 02/19/18	4.000%	42,500	42,568
Weight Watchers International, Inc. Tranche B2 Term Loan(g)(n) 04/02/20	3.750%	545,875	485,419
Total			2,019,010
Consumer Products 0.1%
Affinion Group, Inc. Tranche B Term Loan(g)(n) 10/09/16	6.750%	613,514	603,956
Fender Musical Instruments Corp. Term Loan(g)(n) 04/03/19	5.750%	134,250	136,181
Party City Holdings, Inc. Term Loan(g)(n) 07/27/19	4.250%	543,139	545,007
Total			1,285,144

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Diversified Manufacturing 0.2%
Accudyne Industries LLC Term Loan(g)(n) 12/13/19	4.000%	536,291	536,849
Air Distribution Technologies, Inc. 2nd Lien Term Loan(g)(n) 05/11/20	9.250%	325,000	330,688
Allflex Holdings IiII, Inc. 1st Lien Term Loan(g)(n) 07/17/20	4.250%	423,938	425,315
Apex Tool Group LLC Term Loan(g)(n) 01/31/20	4.500%	521,062	522,886
IMG Worldwide, Inc. Tranche B Term Loan(g)(n) 06/16/16	5.500%	365,625	365,398
Ranpak Corp. 2nd Lien Term Loan(g)(n) 04/23/20	8.500%	100,000	102,500
Total			2,283,636
Electric 0.3%
Calpine Corp.(g)(n) Term Loan 04/01/18	4.000%	267,925	269,471
04/01/18	4.000%	145,875	146,717
10/09/19	4.000%	159,986	160,914
Equipower Resources Holdings LLC(g)(n) 1st Lien Tranche B Term Loan 12/21/18	4.250%	121,979	122,321
1st Lien Tranche C Term Loan 12/31/19	4.250%	348,251	349,121
Essential Power LLC Term Loan(g)(n) 08/08/19	4.250%	190,439	182,822
FREIF North American Power I LLC(g)(n) Tranche B-1 Term Loan 03/29/19	4.750%	323,204	326,436
Tranche C-1 Term Loan 03/29/19	4.750%	51,277	51,790
LSP Madison Funding LLC Term Loan(g)(n) 06/28/19	5.500%	47,133	47,517
NRG Energy, Inc. Term Loan(g)(n) 07/01/18	2.750%	292,539	291,662
TPF Generation Holdings LLC Term Loan(g)(n) 12/31/17	4.750%	348,250	349,991

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Texas Competitive Electric Holdings Co. LLC Term Loan(g)(n) 10/10/14	3.730%	624,903	441,650
Topaz Power Holdings LLC Tranche B Term Loan(g)(n) 02/26/20	5.250%	247,500	246,881
Windsor Financing LLC Tranche B Term Loan(g)(n) 12/05/17	6.250%	116,689	119,606
Total			3,106,899
Entertainment 0.1%
24 Hour Fitness Worldwide, Inc. Tranche B Term Loan(g)(n) 04/22/16	5.250%	748,067	754,455
Zuffa LLC Term Loan(g)(n) 02/25/20	4.500%	668,250	672,420
Total			1,426,875
Environmental 0.1%
ADS Waste Holdings, Inc. Tranche B Term Loan(g)(n) 10/09/19	4.250%	346,500	348,038
Waste Industries U.S.A., Inc. Tranche B Term Loan(g)(n) 03/17/17	4.000%	247,500	247,656
Total			595,694
Food and Beverage 0.2%
AdvancePierre Foods, Inc. 1st Lien Term Loan(g)(n) 07/10/17	5.750%	742,500	732,290
Aramark Corp.(g)(n) Tranche C Term Loan 07/26/16	3.747%	475,000	475,475
Tranche D Term Loan 09/09/19	4.000%	175,000	176,020
Arysta LifeScience SPC LLC(g)(n) 1st Lien Term Loan 05/29/20	4.500%	74,625	74,975
2nd Lien Term Loan 11/30/20	8.250%	175,000	177,844
Del Monte Foods Co. Term Loan(g)(n) 03/08/18	4.000%	759,835	761,590
Performance Food Group, Inc. Term Loan(g)(n) 11/14/19	6.250%	447,750	449,801
Total			2,847,995

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Gaming 0.2%
Affinity Gaming LLC Term Loan(g)(n) 11/09/17	4.250%	95,866	96,106
Caesars Entertainment Operating Co., Inc.(g)(n) Tranche B4 Term Loan 10/31/16	9.500%	296,907	298,656
Tranche B6 Term Loan 01/28/18	5.488%	219,557	209,356
Cannery Casino Resorts LLC 2nd Lien Term Loan(g)(n) 10/02/19	10.000%	100,000	91,875
Peppermill Casinos, Inc. Tranche B Term Loan(g)(n) 11/09/18	7.250%	396,000	404,910
ROC Finance LLC Tranche B Term Loan(g)(n) 06/20/19	5.000%	423,937	405,259
Scientific Games International, Inc. Term Loan(g)(n) 10/18/20	4.250%	375,000	375,094
Stockbridge/SBE Holdings Tranche B Term Loan(g)(n) 05/02/17	13.000%	104,167	114,583
Twin River Management Group, Inc. Term Loan(g)(n) 11/10/18	5.250%	220,556	222,540
Total			2,218,379
Gas Pipelines —%
Philadelphia Energy Solutions Refining and Marketing LLC Term Loan(g)(n) 04/04/18	6.250%	248,125	217,315
Health Care 0.3%
Alere, Inc. Tranche B Term Loan(g)(n) 06/30/17	4.250%	486,482	489,221
Alliance HealthCare Services, Inc. Term Loan(g)(n) 06/03/19	4.250%	223,875	221,198
Apria Healthcare Group, Inc. Term Loan(g)(n) 04/06/20	6.750%	174,125	174,487
CHS/Community Health Systems, Inc. Term Loan(g)(n) 01/25/17	3.737%	825,000	831,055
IASIS Healthcare LLC Tranche B2 Term Loan(g)(n) 05/03/18	4.500%	633,341	638,091

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Onex Carestream Finance LP 1st Lien Term Loan(g)(n) 06/07/19	5.000%	339,837	343,830
Quintiles Transnational Corp. Term B-3 Term Loan(g)(n) 06/08/18	3.750%	460,500	459,924
inVentiv Health, Inc. Term Loan(g)(n) 08/04/16	7.500%	106,379	105,049
Total			3,262,855
Independent Energy 0.1%
Samson Investment Co. 2nd Lien Tranche 1 Term Loan(g)(n) 09/25/18	5.000%	530,000	531,325
Lodging —%
Seven Seas Cruises Tranche B1 Term Loan(g)(n) 12/21/18	4.750%	200,000	202,000
Media Cable 0.1%
Encompass Digital Media, Inc. Tranche B1 Term Loan(g)(n) 08/10/17	6.750%	442,159	445,475
MCC Iowa LLC Tranche G Term Loan(g)(n) 01/20/20	4.000%	197,500	197,377
Mediacom Illinois LLC Tranche E Term Loan(g)(n) 10/23/17	4.500%	484,924	485,570
TWCC Holding Corp. 2nd Lien Term Loan(g)(n) 06/26/20	7.000%	250,000	256,720
Total			1,385,142
Media Non-Cable 0.3%
Clear Channel Communications, Inc. Tranche D Term Loan(g)(n) 01/30/19	6.919%	417,100	397,809
Cumulus Media Holdings, Inc. Term Loan(g)(n) 12/23/20	4.250%	273,157	274,523
Getty Images, Inc. Term Loan(g)(n) 10/18/19	4.750%	742,500	691,787
Granite Broadcasting 1st Lien Tranche B Term Loan(g)(n) 05/23/18	6.750%	246,120	246,940

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Radio One, Inc. Term Loan(g)(n) 03/31/16	7.500%	386,964	395,671
RentPath, Inc. Tranche B Term Loan(g)(n) 05/29/20	6.250%	946,497	918,102
Salem Communications Corp. Term Loan(g)(n) 03/13/20	4.500%	461,146	462,681
Univision Communications, Inc. Term Loan(g)(n) 03/01/20	4.000%	446,625	448,300
Van Wagner Communications LLC Term Loan(g)(n) 08/03/18	6.250%	147,015	148,669
Total			3,984,482
Metals 0.1%
Essar Steel Algoma, Inc. Term Loan(g)(n) 09/19/14	9.250%	123,438	124,055
FMG Resources (August 2006) Pty Ltd. Term Loan(g)(n) 06/28/19	4.250%	736,539	745,518
Noranda Aluminum Acquisition Corp. Tranche B Term Loan(g)(n) 02/28/19	5.750%	99,242	92,874
Total			962,447
Non-Captive Consumer —%
Springleaf Financial Funding Co. Term Loan(g)(n) 09/30/19	4.750%	125,000	126,312
Non-Captive Diversified —%
iStar Financial, Inc. Term Loan(g)(n) 10/15/17	4.500%	229,884	231,105
Oil Field Services —%
FTS International, Inc. Term Loan(g)(n) 05/06/16	8.500%	330,307	331,202
Other Financial Institutions 0.1%
AlixPartners LLP 1st Lien Tranche B2 Term Loan(g)(n) 07/10/20	5.000%	637,190	640,975

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Other Industry 0.2%
Harland Clarke Holdings Corp. Tranche B3 Term Loan(g)(n) 05/22/18	7.000%	172,812	173,861
Sensus U.S.A., Inc.(g)(n) 1st Lien Term Loan 05/09/17	4.750%	997,443	998,690
2nd Lien Term Loan 05/09/18	8.500%	350,000	348,579
TPF II LC LLC Term Loan(g)(n) 08/21/19	6.500%	298,500	302,978
WireCo WorldGroup, Inc. Term Loan(g)(n) 02/15/17	6.000%	246,875	248,418
Total			2,072,526
Packaging 0.1%
BWAY Holding Co. Term Loan(g)(n) 08/06/17	4.500%	562,320	565,132
Paper —%
Caraustar Industries, Inc. Term Loan(g)(n) 05/01/19	7.500%	357,107	366,928
Pharmaceuticals 0.2%
Aptalis Pharma, Inc. Tranche B Term Loan(g)(n) 10/02/20	6.000%	274,313	278,885
Grifols, Inc. Tranche B Term Loan(g)(n) 06/01/17	4.250%	263,742	265,156
Par Pharmaceutical Companies, Inc. Tranche B1 Term Loan(g)(n) 09/30/19	4.250%	493,762	496,231
Patheon, Inc. Term Loan(g)(n) 12/14/18	7.250%	495,682	498,989
Valeant Pharmaceutical International, Inc.(g)(n) Tranche C-2 Term Loan 12/11/19	3.750%	271,563	273,260
Tranche D-2 Term Loan 02/13/19	3.750%	147,508	148,328
Total			1,960,849

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Property & Casualty 0.1%
Alliant Holdings I, Inc. Term Loan(g)(n) 12/20/19	4.250%	594,000	595,485
Asurion LLC Tranche B1 Term Loan(g)(n) 05/24/19	4.500%	420,750	420,435
USI, Inc. Term Loan(g)(n) 12/27/19	4.250%	297,750	298,774
Total			1,314,694
Retailers 0.5%
Academy Ltd. Term Loan(g)(n) 08/03/18	4.500%	662,474	665,786
BJ's Wholesale Club, Inc. 1st Lien Term Loan(g)(n) 09/26/19	4.500%	970,259	975,236
Bass Pro Group LLC Term Loan(g)(n) 11/20/19	3.750%	218,725	219,727
David's Bridal, Inc. Term Loan(g)(n) 10/11/19	5.000%	495,000	496,549
J. Crew Group, Inc. Tranche B1 Term Loan(g)(n) 03/07/18	4.000%	586,485	589,705
Jo-Ann Stores, Inc. Tranche B Term Loan(g)(n) 03/16/18	4.000%	405,742	406,249
Neiman Marcus Group, Inc. (The) Term Loan(g)(n) 10/25/20	5.000%	225,000	227,594
Orchard Supply Hardware LLC Tranche B1 Term Loan(g)(m)(n) 03/21/14	5.001%	125,493	87,846
PetCo Animal Supplies, Inc. Term Loan(g)(n) 11/24/17	4.000%	520,972	523,009
Pilot Travel Centers LLC Tranche B Term Loan(g)(n) 08/07/19	4.250%	400,979	402,234
Rite Aid Corp.(g)(n) Tranche 1 2nd Lien Term Loan 08/21/20	5.750%	300,000	307,032
Tranche 2 Term Loan 06/21/21	4.875%	125,000	126,666
Tranche 6 Term Loan 02/21/20	4.000%	148,875	149,371

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Sports Authority, Inc. (The) Tranche B Term Loan(g)(n) 11/16/17	7.500%	997,429	991,195
Total			6,168,199
Supermarkets 0.1%
Albertson's LLC(f)(g)(n) Tranche B Term Loan 03/21/19	4.750%	850,000	852,125
Albertson's LLC(g)(n) Tranche B-1 Term Loan 03/21/16	4.250%	58,402	58,607
Tranche B-2 Term Loan 03/21/19	4.750%	90,848	91,264
Sprouts Farmers Markets Holdings LLC Term Loan(g)(n) 04/23/20	4.000%	203,464	203,804
Total			1,205,800
Technology 0.5%
Aeroflex, Inc. Tranche B-1 Term Loan(g)(n) 11/09/19	4.500%	881,299	887,909
Alcatel-Lucent U.S.A., Inc. Term Loan(g)(n) 01/30/19	5.750%	544,500	546,406
Blue Coat Systems, Inc.(g)(n) 2nd Lien Term Loan 06/26/20	9.500%	943,000	957,145
Term Loan 05/31/19	4.500%	349,125	349,890
Edwards Ltd. 1st Lien Term Loan(g)(n) 03/26/20	5.500%	290,802	290,892
Greeneden U.S. Holdings II LLC Term Loan(g)(n) 02/10/20	4.000%	141,786	140,722
Infogroup, Inc. Tranche B Term Loan(g)(n) 05/26/18	8.000%	247,500	199,237
RP Crown Parent LLC 1st Lien Term Loan(g)(n) 12/21/18	6.000%	297,750	298,578
Syniverse Holdings, Inc. Term Loan(g)(n) 04/23/19	4.000%	383,931	384,291
Triple Point Group Holdings, Inc.(g)(n) 1st Lien Term Loan 07/10/20	5.250%	892,762	794,559
2nd Lien Term Loan 07/10/21	9.250%	690,000	579,600

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Verint Systems, Inc. Term Loan(g)(n) 09/06/19	4.000%	95,280	95,661
Total			5,524,890
Transportation Services —%
Commercial Barge Line Co. 1st Lien Term Loan(g)(n) 09/22/19	7.500%	173,688	173,253
Hertz Corp. (The) Letter of Credit(g)(n) 03/11/18	3.750%	250,000	247,813
Total			421,066
Wireless —%
Instant Web, Inc.(g)(n) Delayed Draw Term Loan 08/07/14	3.622%	13,722	12,419
Term Loan 08/07/14	3.622%	131,628	119,123
Total			131,542
Wirelines —%
Alaska Communications Systems Holdings, Inc. Term Loan(g)(n) 10/21/16	6.250%	336,633	334,108
Total Senior Loans (Cost: $53,757,239)			53,511,576
Common Stocks —%
Issuer		Shares	Value ($)
Financials —%
Real Estate Investment Trusts (REITs) —%
Fairlane Management Corp.(d)(e)(o)		2,000	—
Total Financials			—
Total Common Stocks (Cost: $—)			—

Warrants —%

Issuer		Shares		Value ($)
Energy —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(b)(c)(e)(o)			1,854	19
Total Warrants (Cost: $75,032)				19
Treasury Bills(a) 0.9%
Issuer	Effective Yield	Principal Amount ($)		Value ($)
Norway 0.9%
Norway Treasury Bills 03/19/14	1.400%	NOK	27,500,000	4,520,461
06/18/14	1.390%	NOK	38,000,000	6,225,076
Total				10,745,537
Total Treasury Bills (Cost: $10,890,930)				10,745,537
Money Market Funds 7.6%
		Shares		Value ($)
Columbia Short-Term Cash Fund, 0.096%(p)(q)			90,454,018	90,454,018
Total Money Market Funds (Cost: $90,454,018)				90,454,018
Total Investments (Cost: $1,203,835,901)				1,215,757,550
Other Assets & Liabilities, Net				(33,317,579)
Net Assets				1,182,439,971

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2013

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Inc.	January 8, 2014	34,000 CHF	38,315 USD	199	—
Citigroup Global Markets Inc.	January 8, 2014	7,829,000 CHF	8,635,052 USD	—	(141,740)
HSBC Securities (USA), Inc.	January 8, 2014	4,276,000 EUR	5,860,386 USD	—	(22,091)
State Street Bank & Trust Company	January 8, 2014	18,600,000 EUR	25,180,308 USD	—	(407,641)
Barclays Bank PLC	January 8, 2014	8,941,000 GBP	14,674,354 USD	—	(130,987)
Standard Chartered Bank	January 8, 2014	2,820,000 GBP	4,611,758 USD	—	(57,861)
Credit Suisse	January 8, 2014	8,973,379 USD	930,061,000 JPY	—	(141,514)
State Street Bank & Trust Company	January 8, 2014	14,738,838 USD	90,114,000 NOK	115,595	—
Citigroup Global Markets Inc.	January 8, 2014	5,894,380 USD	37,880,000 SEK	—	(5,463)
State Street Bank & Trust Company	January 8, 2014	34,230 USD	221,000 SEK	127	—
Citigroup Global Markets Inc.	January 9, 2014	8,275,862,000 COP	4,238,598 USD	—	(48,862)
J.P. Morgan Securities, Inc.	January 9, 2014	1,030,000 SGD	818,103 USD	1,907	—
Credit Suisse	January 17, 2014	12,000,000 CHF	13,565,453 USD	111,674	—
Credit Suisse	January 17, 2014	956,000,000 JPY	9,336,074 USD	257,494	—
Barclays Bank PLC	January 17, 2014	35,618,000 RUB	1,082,186 USD	1,981	—
Total				488,977	(956,159)

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, securities totaling $2,394,861 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 2-year	244	USD	53,634,250	April 2014	—	(78,398)
U.S. Treasury Note, 5-year	(1,368)	USD	(163,217,275)	March 2014	2,285,046	—
U.S. Treasury Note, 10-year	(998)	USD	(122,795,072)	March 2014	2,700,608	—
U.S. Treasury Long Bond, 20-year	747	USD	95,849,438	March 2014	—	(1,924,840)
U.S. Treasury Ultra Bond, 30-year	462	USD	62,947,500	March 2014	—	(1,411,959)
Total					4,985,654	(3,415,197)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $432,579,550 or 36.58% of net assets.

(c)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2013 was $160,953, representing 0.01% of net assets. Information concerning such security holdings at December 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Cabazon Band Mission Indians Revenue Bonds Series 2004 10/01/11 13.000%	10/04/04	350,000
Green Field Energy Services, Inc.	11/09/11 - 12/14/11	75,032
Six Flags, Inc. 06/01/14 9.625%	05/07/10	—

(d)  Negligible market value.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2013, the value of these securities amounted to $9,934,598, which represents 0.84% of net assets.

(f)  Represents a security purchased on a when-issued or delayed delivery basis.

(g)  Variable rate security.

(h)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(i)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(j)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(k)  Principal and interest may not be guaranteed by the government.

(l)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At December 31, 2013, the value of these securities amounted to $160,934 or 0.01% of net assets.

(m)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2013, the value of these securities amounted to $248,780, which represents 0.02% of net assets.

(n)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2013. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(o)  Non-income producing.

(p)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	61,678,259	400,216,343	(371,440,584)	90,454,018	72,325	90,454,018

(q)  The rate shown is the seven-day current annualized yield at December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

PIK    Payment-in-Kind

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CHF  Swiss Franc

COP  Colombian Peso

DOP  Dominican Republic Peso

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peru Nuevos Soles

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Rouble

SEK  Swedish Krona

SGD  Singapore Dollar

USD  US Dollar

UYU  Uruguay Pesos

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes
Transportation Services	—	5,077,373	1,202,642	6,280,015
All Other Industries	—	519,880,497	—	519,880,497
Residential Mortgage-Backed Securities — Agency	—	113,280,258	2,290,489	115,570,747
Residential Mortgage-Backed Securities — Non-Agency	—	60,093,208	16,695,175	76,788,383
Commercial Mortgage-Backed Securities — Non-Agency	—	22,527,396	—	22,527,396
Asset-Backed Securities — Non-Agency	—	990,641	—	990,641
Inflation-Indexed Bonds	—	19,769,684	—	19,769,684

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
U.S. Treasury Obligations	33,453,431	—	—	33,453,431
Foreign Government Obligations	—	264,157,693	1,466,979	265,624,672
Municipal Bonds	—	160,934	—	160,934
Total Bonds	33,453,431	1,005,937,684	21,655,285	1,061,046,400
Senior Loans
Diversified Manufacturing	—	1,850,449	433,187	2,283,636
Electric	—	2,924,077	182,822	3,106,899
Gaming	—	1,698,886	519,493	2,218,379
Gas Pipelines	—	—	217,315	217,315
Lodging	—	—	202,000	202,000
Paper	—	—	366,928	366,928
Retailers	—	6,080,353	87,846	6,168,199
All Other Industries	—	38,948,220	—	38,948,220
Total Senior Loans	—	51,501,985	2,009,591	53,511,576
Equity Securities
Warrants
Energy	—	19	—	19
Total Equity Securities	—	19	—	19
Short-Term Securities
Treasury Bill	—	10,745,537	—	10,745,537
Total Short-Term Securities	—	10,745,537	—	10,745,537
Mutual Funds
Money Market Funds	90,454,018	—	—	90,454,018
Total Mutual Funds	90,454,018	—	—	90,454,018
Investments in Securities	123,907,449	1,068,185,225	23,664,876	1,215,757,550
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	488,977	—	488,977
Futures Contracts	4,985,654	—	—	4,985,654
Liabilities
Forward Foreign Currency Exchange Contracts	—	(956,159)	—	(956,159)
Futures Contracts	(3,415,197)	—	—	(3,415,197)
Total	125,477,906	1,067,718,043	23,664,876	1,216,860,825

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage- Backed Securities — Agency ($)	Residential Mortgage- Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Senior Loans($)	Total ($)
Balance as of December 31, 2012	—	—	29,066,288	—	2,882,129	31,948,417
Accrued discounts/premiums	(1,423)	(47,742)	(2,512)	(1,385)	1,986	(51,076)
Realized gain (loss)	—	—	14,948	—	37,549	52,497
Change in unrealized appreciation (depreciation)(a)	487	(55,519)	75,710	127	(7,002)	13,803
Sales	—	—	(9,018,463)	—	(2,044,289)	(11,062,752)
Purchases	1,203,578	2,393,750	14,255,526	1,468,237	1,532,922	20,854,013
Transfers into Level 3	—	—	—	—	1,308,837	1,308,837
Transfers out of Level 3	—	—	(17,696,322)	—	(1,702,541)	(19,398,863)
Balance as of December 31, 2013	1,202,642	2,290,489	16,695,175	1,466,979	2,009,591	23,664,876

(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2013 was $15,519, which is comprised of Corporate Bonds & Notes of $487, Residential Mortgage-Backed Securities — Agency of $(55,519), Residential Mortgage-Backed Securities — Non-Agency of $84,538, Foreign Government Obligations of $127 and Senior Loans of $(14,114).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds, residential mortgage backed securities, foreign government obligations and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Financial Assets were transferred from Level 2 to Level 3 due to unavailable market inputs. As a result, as of period end, management determined to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,113,381,883)	$1,125,303,532
Affiliated issuers (identified cost $90,454,018)	90,454,018
Total investments (identified cost $1,203,835,901)	1,215,757,550
Cash	626,576
Foreign currency (identified cost $3,691,745)	3,693,452
Unrealized appreciation on forward foreign currency exchange contracts	488,977
Receivable for:
Investments sold	6,710,647
Capital shares sold	723,821
Dividends	5,619
Interest	14,174,287
Reclaims	212,413
Variation margin	314,401
Prepaid expenses	7,937
Trustees' deferred compensation plan	41,285
Total assets	1,242,756,965
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	956,159
Payable for:
Investments purchased	2,267,062
Investments purchased on a delayed delivery basis	55,532,627
Capital shares purchased	46,353
Variation margin	732,333
Investment management fees	539,304
Distribution and/or service fees	7,857
Transfer agent fees	61,553
Administration fees	68,129
Compensation of board members	1,251
Chief compliance officer expenses	161
Other expenses	62,920
Trustees' deferred compensation plan	41,285
Total liabilities	60,316,994
Net assets applicable to outstanding capital stock	$1,182,439,971

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Statement of Assets and Liabilities (continued)

December 31, 2013

Represented by
Paid-in capital	$1,120,425,451
Undistributed net investment income	38,552,821
Accumulated net realized gain	10,434,455
Unrealized appreciation (depreciation) on:
Investments	11,921,649
Foreign currency translations	2,320
Forward foreign currency exchange contracts	(467,182)
Futures contracts	1,570,457
Total — representing net assets applicable to outstanding capital stock	$1,182,439,971
Class 1
Net assets	$1,147,222,206
Shares outstanding	130,753,413
Net asset value per share	$8.77
Class 2
Net assets	$35,217,765
Shares outstanding	4,035,197
Net asset value per share	$8.73

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income
Income:
Dividends — affiliated issuers	$72,325
Interest	56,247,707
Foreign taxes withheld	(85,476)
Total income	56,234,556
Expenses:
Investment management fees	5,874,451
Distribution and/or service fees
Class 2	95,990
Transfer agent fees
Class 1	646,787
Class 2	23,037
Administration fees	744,832
Compensation of board members	42,693
Custodian fees	78,916
Professional fees	62,114
Chief compliance officer expenses	612
Other	7,684
Total expenses	7,577,116
Net investment income	48,657,440
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	14,115,967
Foreign currency translations	55,805
Forward foreign currency exchange contracts	(6,411,902)
Futures contracts	3,657,697
Swap contracts	(9,099)
Net realized gain	11,408,468
Net change in unrealized appreciation (depreciation) on:
Investments	(58,562,850)
Foreign currency translations	(115,040)
Forward sale commitments	15,781
Forward foreign currency exchange contracts	263,765
Futures contracts	1,825,255
Swap contracts	8,506
Foreign capital gains tax	51,074
Net change in unrealized appreciation (depreciation)	(56,513,509)
Net realized and unrealized loss	(45,105,041)
Net increase in net assets resulting from operations	$3,552,399

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income	$48,657,440	$49,761,332
Net realized gain	11,408,468	33,358,405
Net change in unrealized appreciation (depreciation)	(56,513,509)	39,346,324
Net increase in net assets resulting from operations	3,552,399	122,466,061
Distributions to shareholders
Net investment income
Class 1	(47,080,549)	(44,227,829)
Class 2	(1,588,973)	(1,426,041)
Net realized gains
Class 1	(26,703,402)	—
Class 2	(955,952)	—
Total distributions to shareholders	(76,328,876)	(45,653,870)
Increase (decrease) in net assets from capital stock activity	206,645,363	(103,685,110)
Total increase (decrease) in net assets	133,868,886	(26,872,919)
Net assets at beginning of year	1,048,571,085	1,075,444,004
Net assets at end of year	$1,182,439,971	$1,048,571,085
Undistributed net investment income	$38,552,821	$42,741,255

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	23,847,328	219,933,975	6,574,480	60,260,840
Distributions reinvested	8,510,260	73,783,951	4,880,221	44,227,829
Redemptions	(9,462,681)	(87,334,222)	(23,199,281)	(212,421,581)
Net increase (decrease)	22,894,907	206,383,704	(11,744,580)	(107,932,912)
Class 2 shares
Subscriptions	803,339	7,438,696	1,239,710	11,286,103
Distributions reinvested	294,893	2,544,925	157,804	1,426,041
Redemptions	(1,085,197)	(9,721,962)	(928,934)	(8,464,342)
Net increase	13,035	261,659	468,580	4,247,802
Total net increase (decrease)	22,907,942	206,645,363	(11,276,000)	(103,685,110)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$9.37		$8.73		$8.83		$8.60		$8.01
Income from investment operations:
Net investment income	0.40		0.42		0.45		0.47		0.51
Net realized and unrealized gain (loss)	(0.37)		0.63		0.13	(a)	0.40		1.04
Total from investment operations	0.03		1.05		0.58		0.87		1.55
Less distributions to shareholders:
Net investment income	(0.40)		(0.41)		(0.68)		(0.64)		(0.96)
Net realized gains	(0.23)		—		—		—		—
Total distributions to shareholders	(0.63)		(0.41)		(0.68)		(0.64)		(0.96)
Net asset value, end of period	$8.77		$9.37		$8.73		$8.83		$8.60
Total return	0.37%		12.25%		6.80%		10.43%		20.40%
Ratios to average net assets(b)
Total gross expenses	0.67%		0.67%		0.68%		0.98%		0.90%
Total net expenses(c)	0.67%		0.65%		0.58	%(d)	0.65	%(d)	0.65	%(d)
Net investment income	4.37%		4.63%		5.22%		5.34%		6.11%
Supplemental data
Net assets, end of period (in thousands)	$1,147,222		$1,011,055		$1,044,575		$37,602		$39,774
Portfolio turnover	116	%(e)	112	%(e)	95	%(e)	78%		50	%(f)

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 73%, 74% and 82% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

(f)  Excludes mortgage dollar rolls.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$9.33		$8.69		$8.79		$8.56		$7.98
Income from investment operations:
Net investment income	0.37		0.40		0.43		0.44		0.49
Net realized and unrealized gain (loss)	(0.37)		0.62		0.13	(a)	0.41		1.03
Total from investment operations	—		1.02		0.56		0.85		1.52
Less distributions to shareholders:
Net investment income	(0.37)		(0.38)		(0.66)		(0.62)		(0.94)
Net realized gains	(0.23)		—		—		—		—
Total distributions to shareholders	(0.60)		(0.38)		(0.66)		(0.62)		(0.94)
Net asset value, end of period	$8.73		$9.33		$8.69		$8.79		$8.56
Total return	0.12%		11.96%		6.56%		10.21%		20.14%
Ratios to average net assets(b)
Total gross expenses	0.92%		0.93%		1.08%		1.23%		1.15%
Total net expenses(c)	0.92%		0.90%		0.91	%(d)	0.90	%(d)	0.90	%(d)
Net investment income	4.11%		4.36%		5.01%		5.09%		5.87%
Supplemental data
Net assets, end of period (in thousands)	$35,218		$37,516		$30,869		$27,747		$30,755
Portfolio turnover	116	%(e)	112	%(e)	95	%(e)	78%		50	%(f)

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 73%, 74% and 82% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

(f)  Excludes mortgage dollar rolls.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Strategic Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the

NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2013

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2013

restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to

U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2013

in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or over-the-counter. The Fund purchased option contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For over-the-counter options contracts, the transaction is also subject to counterparty credit risk. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statements of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contacts, the Fund has minimal credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to a single issuer of debt securities. Credit default swap contracts are agreements in which one party pays fixed periodic payments to counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2013

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2013:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	488,977	—	488,977	259,416	—	—	229,561
			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	956,159	—	956,159	259,416	—	—	696,743

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due from counterparties in the event of default.

(c)  Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d)  Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	488,977
Interest rate risk	Net assets — unrealized appreciation on futures contracts	4,985,654	*
Total		5,474,631
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	956,159
Interest rate risk	Net assets — unrealized depreciation on futures contracts	3,415,197	*
Total		4,371,356

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2013

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(9,099)	(9,099)
Equity risk	—	—	(52,127)	—	(52,127)
Foreign exchange risk	(6,411,902)	—	—	—	(6,411,902)
Interest rate risk	—	3,657,697	(454,971)	—	3,202,726
Total	(6,411,902)	3,657,697	(507,098)	(9,099)	(3,270,402)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	8,506	8,506
Foreign exchange risk	263,765	—	—	—	263,765
Interest rate risk	—	1,825,255	143,674	—	1,968,929
Total	263,765	1,825,255	143,674	8,506	2,241,200

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Forward Foreign Currency Exchange Contracts	456
Futures Contracts	22,327
Options Contracts	2,450

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2013

Investments in Loans

The Fund may invest in loan participations and assignments of all or a portion of a loan. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce their rights only through an administrative agent. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have their interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

Corporate actions and dividend income are recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2013

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.530% to 0.353% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.53% of the Fund's average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2013

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2013 through April 30, 2014	Prior to May 1, 2013
Class 1	0.72%	0.71%
Class 2	0.97	0.96

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(4,176,352)
Accumulated net realized gain	4,176,352

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2013	2012
Ordinary income	$53,591,072	$45,653,870
Long-term capital gains	22,737,804	—
Total	$76,328,876	$45,653,870

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$41,731,143
Undistributed accumulated long-term gain	13,264,133
Unrealized appreciation	10,840,149

At December 31, 2013, the cost of investments for federal income tax purposes was $1,204,917,401 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$32,526,120
Unrealized depreciation	(21,685,971)
Net unrealized appreciation	$10,840,149

The following capital loss carryforward, determined at December 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$968,916

For the year ended December 31, 2013, $2,933,566 of capital loss carryforward was utilized.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2013

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $1,389,578,180 and $1,246,763,191, respectively, for the year ended December 31, 2013, of which $616,943,892 and $618,444,999, respectively, were U.S. government securities.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2013, affiliated shareholder account owned 96.3% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 9. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Low and Below Investment Grade (High-Yield) Securities Risk

Securities with the lowest investment grade rating, securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2013

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota

Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Strategic Income Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2014

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2013.

Tax Designations:

Capital Gain Dividend	$14,031,546

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden décor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 183; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013

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Annual Report 2013

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Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013

Columbia Variable Portfolio — Strategic Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1521 D (2/14)

Annual Report

December 31, 2013

Variable Portfolio — Pyrford International Equity Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio — Pyrford International Equity Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Federal Income Tax Information	28
Trustees and Officers	29
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Variable Portfolio — Pyrford International Equity Fund

Performance Overview

Performance Summary

>  Variable Portfolio — Pyrford International Equity Fund (the Fund) Class 2 shares returned 5.88% for the period from its inception on April 30, 2013 through December 31, 2013.

>  The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 11.00% over the same period.

>  The Fund's underperformance can be attributed primarily to stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	Life
Class 1	04/30/13	6.06
Class 2	04/30/13	5.88
MSCI EAFE Index (Net)		11.00

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Variable Portfolio — Pyrford International Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2013 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Pyrford International Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013
3

Variable Portfolio — Pyrford International Equity Fund

Manager Discussion of Fund Performance

At December 31, 2013, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the period from its inception on April 30, 2013 through December 31, 2013, the Fund's Class 2 shares returned 5.88%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 11.00% over the same period. The Fund's underperformance can be attributed primarily to stock selection.

Liquidity Supported International Equity Markets

During the reporting period, the most significant influence on international equity markets was the significant liquidity that continued to be injected into the financial system by the world's leading central banks. Ordinarily, such abundant liquidity would have caused a rapid expansion in credit, bringing with it a formidable economic boom. This did not happen, however. Banks did not want to lend due to inadequate capital ratios and regulatory pressures to raise the ratios, while it seemed the private sector did not wish to borrow as it already had too much debt. The result was that a sizable amount of liquidity remained in the financial system and chased equity prices higher. In our opinion, the rise in equities was not due to economies performing well or strongly growing corporate profits and dividends, as that was not the case during the annual period.

Stock Selection Overall Dampened Fund Results

The Fund's underperformance of the benchmark during the reporting period was largely the effect of stock selection overall. International equity markets rose sharply, and the defensive nature of our strategy caused a lag in performance. Sector allocation is not a part of our investment methodology.

Stock selection detracted most in the eurozone, Hong Kong and the U.K. Partially offsetting such detractors was effective stock selection in Taiwan, Japan and Israel.

Bottom-Up Strategy Drove Portfolio Changes

During the reporting period, we established a Fund position in Nihon Kohden. Nihon Kohden is a medical equipment manufacturer and has Japan's leading market share in electroencephalographs (EEGs), electrocardiographs (ECGs) and polygraphs for catch laboratories. The company also commands more than 40% of the Japanese market for patient monitors, although they still have less of the global market share than either Koninklijke Philips or General Electric. The company's products have had a significant revenue contribution from consumables, such as sensors or accessories, which in total represent about 37% of its sales. We believe the company has been benefiting from strong demand in Japan and should also see medium-term growth from its home market due to demographics and from the government's commitment to improve certain areas

Portfolio Management

Pyrford International Ltd.

Bruce Campbell

Tony Cousins, CFA

Paul Simons, CFA

Daniel McDonagh, CFA

Top Ten Holdings (%) (at December 31, 2013)
Nestlé SA, Registered Shares (Switzerland)	3.2
Roche Holding AG, Genusschein Shares (Switzerland)	3.0
Novartis AG, Registered Shares (Switzerland)	2.7
Vodafone Group PLC (United Kingdom)	2.2
Royal Dutch Shell PLC, Class A (United Kingdom)	2.2
Total SA (France)	2.1
Malayan Banking Bhd (Malaysia)	2.0
Axiata Group Bhd (Malaysia)	2.0
CNOOC Ltd. (China)	1.9
Brambles Ltd. (Australia)	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Variable Portfolio — Pyrford International Equity Fund

Manager Discussion of Fund Performance (continued)

of health care. At the time of purchase, based on its historic sales and profits, we viewed the company's valuation as reasonable.

We initiated a Fund position in Svenska Cellulosa, which sells personal care products, tissue paper and forest products. The company has been able to consolidate the European tissue market and currently dominates both the branded and away-from-home market segments. We also believe that the high volume/low value nature of its business means there is a barrier to entry from economies of scale and local distribution. For Svenska Cellulosa, the incontinence segment of absorbent personal care has attractive fundamentals, driven by demographics, low penetration and product innovation. We believe the company could benefit from well-developed distribution to the institutional and homecare incontinence markets. The company is slowly being transformed from a paper and packaging company to a household and personal care firm, which could mean higher pricing power going forward.

Conversely, we sold the Fund's position in Swedish Match. Swedish Match sells smokeless tobacco products, cigars, chewing tobacco and lights. It appeared that Swedish Match had lost pricing power in the Swedish snus market, as new entrants were powerful competitors with large financial resources. These competitors created new value segments in the market, encouraging customers to switch from Swedish Match products to cheaper alternatives. With no sign of this scenario reversing, we opted to sell the Fund's position in the company.

We exited the Fund's position in Shin-Etsu. Shin-Etsu ranks highly in terms of profitability versus its global peers, and we regarded its company management well. The company's U.S. PVC business, Shintec, is posting record profits and has announced a 10% expansion of capacity. Cheaper feed stock prices due to shale gas should also support better margins in the future. Its silicon wafer business, however, remains weak, as the industry suffers from over-capacity and margins well below their peak level. Based on valuation analysis, we believe Shin-Etsu is amongst the most expensive chemical companies, and thus we sold the Fund's position in the company in favor of what we believe are more attractive investment opportunities.

As the Fund was launched on April 30, 2013, it was a period of building the portfolio rather than of any major changes in sector or country allocations. At the end of December 2013, the Fund was overweight relative to the benchmark in the information technology, telecommunication services, industrials, energy, utilities and health care sectors. On December 31, 2013, the Fund was underweight relative to the benchmark in the financials, consumer discretionary and consumer staples sectors and was relatively neutral to the benchmark index in the materials sector.

From a country perspective, the Fund was overweight relative to the benchmark in Malaysia, Hong Kong, Switzerland, the Netherlands, Singapore, Taiwan, Australia and Belgium at the end of the reporting Period. On December 31, 2013, the Fund was underweight relative to the benchmark in Japan, the U.K., France and Germany and was rather neutrally weighted to the benchmark in Israel, Ireland, Sweden, Finland and Norway.

Country Breakdown (%) (at December 31, 2013)
Australia	10.2
Belgium	2.5
China	3.2
Finland	1.0
France	7.5
Germany	7.1
Hong Kong	3.8
Ireland	1.0
Israel	1.3
Japan	8.5
Malaysia	4.6
Netherlands	4.1
Norway	1.0
Singapore	4.7
Sweden	3.4
Switzerland	12.4
Taiwan	2.9
United Kingdom	16.3
United States(a)	4.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2013
5

Variable Portfolio — Pyrford International Equity Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

At the end of the reporting period, the Fund remained defensively positioned with a zero weighting in U.K. and European banks and only limited exposure to more cyclical market segments, such as capital goods and materials. We currently intend to maintain the Fund's overweight positions in defensive sectors, such as utilities, energy and telecommunication services, as we believe these sectors offer more predictable revenue streams and attractive valuations. The focus of our strategy remains on seeking companies with balance sheet strength, profitability, earnings visibility and value.

Summary of Investments in Securities by Industry (%) (at December 31, 2013)
Aerospace & Defense	0.7
Air Freight & Logistics	1.9
Auto Components	1.7
Building Products	1.4
Chemicals	4.8
Commercial Banks	3.1
Commercial Services & Supplies	1.8
Communications Equipment	1.3
Computers & Peripherals	1.6
Construction Materials	1.4
Diversified Telecommunication Services	3.9
Electric Utilities	2.6
Electrical Equipment	3.0
Electronic Equipment, Instruments & Components	0.8
Food & Staples Retailing	4.0
Food Products	4.3
Gas Utilities	0.8
Health Care Equipment & Supplies	1.0
Hotels, Restaurants & Leisure	0.4
Household Products	0.7
Industrial Conglomerates	0.8
Insurance	3.7
IT Services	1.7
Machinery	4.1
Media	2.5
Metals & Mining	2.1
Multi-Utilities	1.1
Oil, Gas & Consumable Fuels	11.7
Pharmaceuticals	9.5
Road & Rail	1.2
Semiconductors & Semiconductor Equipment	2.2
Software	1.6
Textiles, Apparel & Luxury Goods	1.1
Tobacco	1.1
Trading Companies & Distributors	2.2
Water Utilities	1.1
Wireless Telecommunication Services	7.0
Money Market Funds	4.5
Total	100.4

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2013
6

Variable Portfolio — Pyrford International Equity Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,102.70	1,020.64	5.09	4.89	0.95
Class 2	1,000.00	1,000.00	1,101.30	1,019.31	6.48	6.23	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013
7

Variable Portfolio — Pyrford International Equity Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 94.7%

Issuer	Shares	Value ($)
Australia 10.3%
Brambles Ltd.	2,012,798	16,490,754
Computershare Ltd.	1,424,039	14,511,529
Newcrest Mining Ltd.	1,656,803	11,634,558
QBE Insurance Group Ltd.	953,266	9,833,615
Recall Holdings Ltd.(a)	367,299	1,331,523
Rio Tinto Ltd.	122,820	7,517,470
Telstra Corp., Ltd.	992,529	4,658,541
Woodside Petroleum Ltd.	437,181	15,226,370
Woolworths Ltd.	445,785	13,498,979
Total		94,703,339
Belgium 2.5%
Belgacom SA	318,699	9,431,030
Colruyt SA	245,747	13,730,707
Total		23,161,737
China 3.2%
China Mobile Ltd.	1,289,500	13,431,853
CNOOC Ltd.	8,912,000	16,574,340
Total		30,006,193
Finland 1.0%
KONE OYJ, Class B	202,786	9,145,364
France 7.6%
Air Liquide SA	114,989	16,274,822
Legrand SA	207,170	11,417,653
Rubis SCA	117,419	7,436,911
Sanofi	152,171	16,251,085
Total SA	301,478	18,504,551
Total		69,885,022
Germany 6.0%
Adidas AG	76,620	9,770,419
Brenntag AG	38,695	7,181,631
Deutsche Post AG	275,136	10,049,340
SAP AG	169,892	14,733,309
Symrise AG	152,288	7,026,240
Wincor Nixdorf AG	99,129	6,880,946
Total		55,641,885

Common Stocks (continued)

Issuer	Shares	Value ($)
Hong Kong 3.8%
ASM Pacific Technology Ltd.	1,272,900	10,653,600
Hongkong Electric Holdings Ltd.	1,656,500	13,186,509
VTech Holdings Ltd.	893,600	11,607,547
Total		35,447,656
Ireland 1.0%
CRH PLC	361,068	9,150,150
Israel 1.3%
Bezeq Israeli Telecommunication Corp., Ltd. (The)	2,164,712	3,669,162
Teva Pharmaceutical Industries Ltd.	198,460	7,933,827
Total		11,602,989
Japan 8.5%
KDDI Corp.	223,700	13,783,336
Makita Corp.	197,200	10,371,273
Mitsubishi Electric Corp.	1,293,000	16,258,776
Nihon Kohden Corp.	264,700	9,238,209
Sumitomo Rubber Industries Ltd.	1,101,600	15,680,963
Toyota Tsusho Corp.	532,400	13,202,932
Total		78,535,489
Malaysia 4.6%
Axiata Group Bhd	8,235,900	17,367,028
Lafarge Malaysia Bhd	1,406,100	3,678,912
Magnum Bhd	4,188,400	4,040,709
Malayan Banking Bhd	5,762,493	17,513,352
Total		42,600,001
Netherlands 4.1%
Koninklijke Vopak NV	223,837	13,103,923
Reed Elsevier NV	643,151	13,669,378
Unilever NV-CVA	284,000	11,418,302
Total		38,191,603
Norway 1.0%
Telenor ASA	370,839	8,860,679
Singapore 4.7%
ComfortDelGro Corp., Ltd.	6,933,000	11,085,806
SembCorp Industries Ltd.	1,755,000	7,656,509

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Variable Portfolio — Pyrford International Equity Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Singapore Technologies Engineering Ltd.	2,030,000	6,389,028
United Overseas Bank Ltd.	641,000	10,824,600
Venture Corp., Ltd.	1,211,000	7,372,730
Total		43,328,673
Sweden 3.4%
Assa Abloy AB, Class B	236,621	12,527,687
Atlas Copco AB, Class A	436,004	12,106,112
Svenska Cellulosa AB, Class B	208,806	6,432,866
Total		31,066,665
Switzerland 12.5%
Givaudan SA	3,878	5,547,732
Nestlé SA, Registered Shares	383,956	28,140,159
Novartis AG, Registered Shares	296,932	23,798,915
Panalpina Welttransport Holding AG	45,362	7,605,029
Roche Holding AG, Genusschein Shares	93,786	26,271,923
Schindler Holding AG	39,183	5,768,279
Syngenta AG, Registered Shares	13,961	5,566,211
Zurich Insurance Group AG	43,098	12,501,184
Total		115,199,432
Taiwan 2.9%
Advantech Co., Ltd.	1,179,000	8,179,868
Chunghwa Telecom Co., Ltd.	2,877,000	8,981,113
MediaTek, Inc.	659,000	9,822,321
Total		26,983,302
United Kingdom 16.3%
BP PLC	1,354,397	10,976,188
British American Tobacco PLC	187,493	10,063,521
British Sky Broadcasting Group PLC	700,992	9,797,216

Common Stocks (continued)

Issuer	Shares	Value ($)
GlaxoSmithKline PLC	503,722	13,458,186
Legal & General Group PLC	3,253,665	12,027,041
National Grid PLC	799,370	10,455,129
Royal Dutch Shell PLC, Class A	533,479	19,046,674
Royal Dutch Shell PLC, Class B	392,395	14,801,212
Scottish & Southern Energy PLC	457,478	10,395,829
Tesco PLC	1,797,141	9,980,130
United Utilities Group PLC	890,537	9,914,837
Vodafone Group PLC	5,042,003	19,851,340
Total		150,767,303
Total Common Stocks (Cost: $828,389,302)		874,277,482

Preferred Stocks 1.2%

Germany 1.2%
Fuchs Petrolub SE	105,395	10,325,129
Total Preferred Stocks (Cost: $8,566,489)		10,325,129

Money Market Funds 4.5%

	Shares	Value
Columbia Short-Term Cash Fund, 0.096%(b)(c)	41,899,514	41,899,514
Total Money Market Funds (Cost: $41,899,514)		41,899,514
Total Investments (Cost: $878,855,305)		926,502,125
Other Assets & Liabilities, Net		(3,300,619)
Net Assets		923,201,506

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Variable Portfolio — Pyrford International Equity Fund

Portfolio of Investments (continued)

December 31, 2013

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2013

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
State Street Bank & Trust Company	March 18, 2014	89,500,000	AUD	82,474,250	USD	2,944,985	—

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	20,000	795,469,209	(753,589,695)	41,899,514	34,522	41,899,514

Currency Legend

AUD  Australian Dollar

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Variable Portfolio — Pyrford International Equity Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Variable Portfolio — Pyrford International Equity Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	—	52,958,686	—	52,958,686
Consumer Staples	—	93,264,664	—	93,264,664
Energy	—	108,233,259	—	108,233,259
Financials	—	62,699,791	—	62,699,791
Health Care	—	96,952,145	—	96,952,145
Industrials	—	157,256,174	—	157,256,174
Information Technology	—	85,093,372	—	85,093,372
Materials	—	66,396,094	—	66,396,094
Telecommunication Services	—	100,034,082	—	100,034,082
Utilities	—	51,389,215	—	51,389,215
Preferred Stocks
Materials	—	10,325,129	—	10,325,129
Total Equity Securities	—	884,602,611	—	884,602,611
Mutual Funds
Money Market Funds	41,899,514	—	—	41,899,514
Total Mutual Funds	41,899,514	—	—	41,899,514
Investments in Securities	41,899,514	884,602,611	—	926,502,125
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	2,944,985	—	2,944,985
Total	41,899,514	887,547,596	—	929,447,110

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Variable Portfolio — Pyrford International Equity Fund

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $836,955,791)	$884,602,611
Affiliated issuers (identified cost $41,899,514)	41,899,514
Total investments (identified cost $878,855,305)	926,502,125
Foreign currency (identified cost $331,966)	328,796
Unrealized appreciation on forward foreign currency exchange contracts	2,944,985
Receivable for:
Investments sold	6,170,159
Capital shares sold	629,910
Dividends	1,005,412
Reclaims	233,248
Prepaid expenses	3,527
Trustees' deferred compensation plan	2,607
Other assets	2,306
Total assets	937,823,075
Liabilities
Payable for:
Investments purchased	12,349,997
Capital shares purchased	1,477,209
Investment management fees	606,525
Distribution and/or service fees	180
Transfer agent fees	47,258
Administration fees	61,266
Compensation of board members	188
Chief compliance officer expenses	108
Other expenses	76,231
Trustees' deferred compensation plan	2,607
Total liabilities	14,621,569
Net assets applicable to outstanding capital stock	$923,201,506
Represented by
Paid-in capital	$871,422,369
Undistributed net investment income	882,330
Accumulated net realized gain	296,229
Unrealized appreciation (depreciation) on:
Investments	47,646,820
Foreign currency translations	8,773
Forward foreign currency exchange contracts	2,944,985
Total — representing net assets applicable to outstanding capital stock	$923,201,506

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Variable Portfolio — Pyrford International Equity Fund

Statement of Assets and Liabilities (continued)

December 31, 2013

Class 1
Net assets	$922,325,186
Shares outstanding	87,699,467
Net asset value per share	$10.52
Class 2
Net assets	$876,320
Shares outstanding	83,286
Net asset value per share	$10.52

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Variable Portfolio — Pyrford International Equity Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income(a)
Income:
Dividends — unaffiliated issuers	$11,896,173
Dividends — affiliated issuers	34,522
Interest	22
Foreign taxes withheld	(964,285)
Total income	10,966,432
Expenses:
Investment management fees	3,577,332
Distribution and/or service fees
Class 2	675
Transfer agent fees
Class 1	277,132
Class 2	162
Administration fees	361,538
Compensation of board members	17,480
Custodian fees	97,150
Printing and postage fees	11,821
Professional fees	35,720
Chief compliance officer expenses	243
Other	12,114
Total expenses	4,391,367
Net investment income	6,575,065
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	296,229
Foreign currency translations	65,196
Forward foreign currency exchange contracts	820,575
Net realized gain	1,182,000
Net change in unrealized appreciation (depreciation) on:
Investments	47,646,820
Foreign currency translations	8,773
Forward foreign currency exchange contracts	2,944,985
Net change in unrealized appreciation (depreciation)	50,600,578
Net realized and unrealized gain	51,782,578
Net increase in net assets resulting from operations	$58,357,643

(a) For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Variable Portfolio — Pyrford International Equity Fund

Statement of Changes in Net Assets

Year Ended December 31, 2013(a)
Operations
Net investment income	$6,575,065
Net realized gain	1,182,000
Net change in unrealized appreciation (depreciation)	50,600,578
Net increase in net assets resulting from operations	58,357,643
Distributions to shareholders
Net investment income
Class 1	(6,575,751)
Class 2	(2,819)
Total distributions to shareholders	(6,578,570)
Increase (decrease) in net assets from capital stock activity	871,402,433
Total increase in net assets	923,181,506
Net assets at beginning of year	20,000
Net assets at end of year	$923,201,506
Undistributed net investment income	$882,330

(a) For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Variable Portfolio — Pyrford International Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013(a)
	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	92,219,555	917,068,188
Distributions reinvested	645,589	6,575,751
Redemptions	(5,166,677)	(53,074,281)
Net increase	87,698,467	870,569,658
Class 2 shares
Subscriptions	86,043	870,234
Distributions reinvested	275	2,819
Redemptions	(4,032)	(40,278)
Net increase	82,286	832,775
Total net increase	87,780,753	871,402,433

(a) For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Variable Portfolio — Pyrford International Equity Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 1	Year Ended December 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.10
Net realized and unrealized gain	0.50
Total from investment operations	0.60
Less distributions to shareholders:
Net investment income	(0.08)
Total distributions to shareholders	(0.08)
Net asset value, end of period	$10.52
Total return	6.06%
Ratios to average net assets(b)
Total gross expenses	0.95	%(c)
Total net expenses(d)	0.95	%(c)
Net investment income	1.42	%(c)
Supplemental data
Net assets, end of period (in thousands)	$922,325
Portfolio turnover	3%

Notes to Financial Highlights

(a)  For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Variable Portfolio — Pyrford International Equity Fund

Financial Highlights (continued)

Class 2	Year Ended December 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain	0.53
Total from investment operations	0.59
Less distributions to shareholders:
Net investment income	(0.07)
Total distributions to shareholders	(0.07)
Net asset value, end of period	$10.52
Total return	5.88%
Ratios to average net assets(b)
Total gross expenses	1.21	%(c)
Total net expenses(d)	1.21	%(c)
Net investment income	0.87	%(c)
Supplemental data
Net assets, end of period (in thousands)	$876
Portfolio turnover	3%

Notes to Financial Highlights

(a)  For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Variable Portfolio — Pyrford International Equity Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On April 11, 2013, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $20,000 in the Fund (1,000 shares for Class 1 and 1,000 shares for Class 2), which represented the initial capital for each class at $10 per share.

These financial statements cover the period from April 30, 2013 (commencement of operations) to December 31, 2013

Fund Shares

The Corporation may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

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Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

December 31, 2013

value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting

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Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

December 31, 2013

the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2013:

Columbia Variable Portfolio — Pyrford International Equity Fund

December 31, 2013

			Net Amounts	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount($)(b)
Forward Foreign Currency Exchange Contracts	2,944,985	—	2,944,985	—	—	—	2,944,985

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

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Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

December 31, 2013

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,944,985

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	820,575
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	2,944,985

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	8

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Corporation are allocated to the Fund and other funds of the Corporation based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available will be made annually.

Annual Report 2013
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Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

December 31, 2013

However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Funds. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Funds. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. The annualized effective investment management fee rate for the period ended December 31, 2013 was 0.77% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Pyrford International Ltd. (Pyrford) to subadvise the assets of the Fund. The Investment Manager compensates Pyrford to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The annualized effective administration fee rate for the period ended December 31, 2013 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Annual Report 2013
24

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

December 31, 2013

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through April 30, 2014
Class 1	1.00%
Class 2	1.25

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, non-deductible expenses, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$885,835
Accumulated net realized gain	(885,771)
Paid-in capital	(64)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the period indicated was as follows:

Period Ended December 31,	2013
Ordinary income	$6,578,570

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,272,080
Unrealized appreciation	47,499,543

At December 31, 2013, the cost of investments for federal income tax purposes was $879,002,582 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$72,489,289
Unrealized depreciation	(24,989,746)
Net unrealized appreciation	$47,499,543

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $857,261,421 and $20,601,859, respectively, for the period ended December 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

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25

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

December 31, 2013

Note 7. Shareholder Concentration

At December 31, 2013, Affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

Effective December 10, 2013, the Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the period ended December 31, 2013.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the

Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Directors.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
26

Variable Portfolio — Pyrford International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Variable Portfolio — Pyrford International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Pyrford International Equity Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period April 30, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2014

Annual Report 2013
27

Variable Portfolio — Pyrford International Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2013.

Tax Designations:

Dividends Received Deduction	0.30%
Foreign Taxes Paid	$573,312
Foreign Source Income	$11,896,172

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2013
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Variable Portfolio — Pyrford International Equity Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
29

Variable Portfolio — Pyrford International Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden décor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 183; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
30

Variable Portfolio — Pyrford International Equity Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

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Variable Portfolio — Pyrford International Equity Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
33

Variable Portfolio — Pyrford International Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6596 A (2/14)

Annual Report

December 31, 2013

Columbia Variable Portfolio — Asset Allocation Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Asset Allocation Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Federal Income Tax Information	27
Trustees and Officers	28
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio — Asset Allocation Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Asset Allocation Fund (the Fund) Class 2 shares returned 17.88% for the 12-month period that ended December 31, 2013.

>  The Fund outperformed its Blended Benchmark, which returned 17.56% over the same period.

>  The broad equity market, as measured by the S&P 500 Index, returned 32.39%, while the broad U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned -2.02% for the same 12-month period.

>  Strong equity manager performance accounted for most of the return advantage over the Blended Benchmark. Favorable asset allocation also aided results.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	18.17	13.25	6.68
Class 2	06/01/00	17.88	13.01	6.49
Blended Benchmark		17.56	12.71	6.54
S&P 500 Index		32.39	17.94	7.41
Barclays U.S. Aggregate Bond Index		-2.02	4.44	4.55

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 60% weighting in the S&P 500 Index and a 40% weighting in the Barclays U.S. Aggregate Bond Index.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Variable Portfolio — Asset Allocation Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013
3

Columbia Variable Portfolio — Asset Allocation Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 17.88%. The Fund outperformed its Blended Benchmark, which returned 17.56% for the same 12-month period. The broad equity market, as measured by the S&P 500 Index, returned 32.39%, while the broad U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned -2.02% for the same 12-month period.

Strong equity manager performance, combined with favorable asset allocation, bolstered results. The Fund was overweight in equities in a year of strong equity performance and underweight in fixed income in a year of weak fixed-income performance. A decision to allocate assets to small- and mid-cap equities also aided results.

Growth Picked Up, Equity Markets Responded

After five years of modest progress, the pace of economic growth picked up in the second half of 2013. New jobs were added to the labor market at close to 200,000 per month throughout the year, although December's gains were unexpectedly lackluster. A rebound in the housing market showed staying power, despite rising mortgage rates, and manufacturing activity accelerated. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season. Expected growth, as measured by gross domestic product, was revised upward to 4.1% in the third quarter. Current expectations are for a solid fourth quarter and underlying economic growth has been forecasted to expand by 2% to 3% in 2014, with contributions from a narrowing trade deficit, continued recovery in housing, modest increases in capital spending and stronger global demand.

Global equity markets posted solid returns for 2013, despite a modest pullback in the first half after Federal Reserve (the Fed) Board Chairman Ben Bernanke indicated that the Fed might be ready to taper its monthly bond-buying program, removing stimulus from the economy. However, the Fed took no action in 2013, postponing a modest tapering to begin in January 2014. Against this backdrop, the MSCI World Index, a broad measure of global equity market performance, gained 26% for the year. Performance varied significantly among regions. Developed markets such as Japan and the United States each returned more than 25%, while the MSCI Emerging Market Index (measured in U.S. dollars) posted a loss of just over 2%. In the U.S. market, small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. From a valuation perspective, global equities do not currently appear overpriced, although the monetary backdrop certainly needs to be considered when weighing short-term earnings quality against longer-term measures supporting valuations. The MSCI World Index ended the year with a trailing price-to-earnings ratio of 17.5, which is roughly in line with its 44-year average.

In the U.S. bond market, most sectors generated negative returns. At one end of the spectrum, long-term Treasuries and Treasury Inflation Protected Securities lost significant ground, while U.S. high yield corporate bonds posted total returns in excess of 7% for the year.

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

Melda Mergen, CFA, CAIA

Marie Schofield, CFA

Beth Vanney, CFA

Portfolio Breakdown (%) (at December 31, 2013)
Alternative Investment Funds	4.9
Equity Funds	61.7
International	8.0
U.S. Large Cap	38.5
U.S. Mid Cap	9.1
U.S. Small Cap	6.1
Fixed-Income Funds	31.5
Convertible	3.0
Emerging Markets	2.0
International	2.0
Investment Grade	24.5
Money Market Funds	1.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
4

Columbia Variable Portfolio — Asset Allocation Fund

Manager Discussion of Fund Performance (continued)

Strong Performance from Underlying Equity Funds

Most of the Fund's outperformance relative to its benchmark was the result of strong manager performance, especially among equities. Eleven of the Fund's 15 equity holdings outperformed their respective benchmarks: Columbia Contrarian Core Fund, Columbia Select Large Cap Growth Fund, Columbia Mid Cap Value, Columbia Emerging Markets Fund, Columbia Large Core Quantitative Fund, Columbia Overseas Value Fund, Columbia Large Value Quantitative Fund, Columbia Greater China Fund, Columbia Small Cap Value Fund II, Columbia Select Large-Cap Value Fund and Columbia Large Growth Quantitative Fund. Columbia Large-Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Value Fund I and Columbia Small Cap Growth Fund I underperformed their respective benchmarks by fairly small margins and each of the four generated returns of more than 30%.

Asset Allocation Aided Fund Results

In an environment of improving economic growth, we raised the Fund's equity allocation slightly above its neutral target of 60%. As equity markets soared in the United States, Japan and much of Europe, the Fund benefited from its outsized exposure to equities. We reduced exposure to emerging market equities, which lagged as growth slowed in key emerging economies in 2013. We lowered the Fund's overall fixed income allocation, reducing exposure to U.S. Treasuries, securitized bonds and Treasury Inflation Protected Securities, the latter of which was the fixed-income markets weakest performer for the period. Outside traditional asset classes, we slightly lowered exposure to absolute return funds and had no exposure to commodities or REITs, which were weak performers for the year. At the end of 2013, equities accounted for close to 62% of the Fund's assets, fixed income accounted for approximately 28% and the remaining 10% was invested in alternative asset classes, convertibles and cash.

Looking Ahead

The strong equity returns of the past two years present an investment strategy challenge. At present, we believe that equities continue to look attractive. However, we currently believe stock markets outside the United States may show more potential in the year ahead. In fact, using a combination of fundamental, macroeconomic and technical indicators, the United States ranks in the bottom half of the countries covered by the analysis of Columbia's asset allocation team, while Japan and Germany, for example, rank near the top. That said, we remain cautious at this time on emerging markets and will look for signs of acceleration in global trade before we selectively add to emerging market equities

Another aspect of our equity investment strategy for 2014 is an increase in active risk. We believe that current conditions are favorable for active equity strategies to outperform passive strategies. Most important, the degree to which stock prices are being moved by macro influences is falling at this time. With major macro uncertainties, such as recession risk or policy uncertainty having receded during 2013, we currently expect that individual stock prices will be increasingly influenced by company specific fundamentals. Indeed, the correlation of price movements across individual stocks has fallen dramatically from the high seen in the fall of 2011, and begins 2014 at its lowest level in years. We believe this decline in stock correlations provides a much improved environment for stock selection. Furthermore, if the trajectory of overall market returns flattens a bit,

Annual Report 2013
5

Columbia Variable Portfolio — Asset Allocation Fund

Manager Discussion of Fund Performance (continued)

active strategies may have the potential to make up a larger share of overall equity portfolio returns in 2014.

At present, our outlook for the bond market targets sectors that trade on their yield spread relative to U.S. Treasuries, such as high-yield U.S. corporate bonds, which currently continue to be attractively priced. We do not foresee a significant rise in default risk as long as economic growth does not disappoint. We also see some value in emerging market sovereign bonds at this time, although we continue to monitor liquidity pressures for these bonds because investors currently seem skeptical on the prospects for emerging market assets, in general.

Our team will be on the lookout for credit market weakness, negative economic surprise or weakening stock price momentum. For now, these measures are consistent with ongoing equity market strength but any change in one or more of three key indicators could signal oncoming equity market volatility.

Annual Report 2013
6

Columbia Variable Portfolio — Asset Allocation Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,113.40	1,024.72	0.81	0.77	0.15	4.68	4.49	0.87
Class 2	1,000.00	1,000.00	1,111.80	1,023.44	2.15	2.06	0.40	6.03	5.77	1.12

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
7

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Equity Funds 61.7%

	Shares	Value ($)
International 8.0%
Columbia Emerging Markets Fund, Class I Shares(a)	465,889	4,761,383
Columbia Greater China Fund, Class I Shares(a)	20,939	967,575
Columbia Overseas Value Fund, Class I Shares(a)	222,422	2,012,923
Total		7,741,881
U.S. Large Cap 38.5%
Columbia Contrarian Core Fund, Class I Shares(a)	473,017	9,739,422
Columbia Large Cap Growth Fund, Class I Shares(a)	142,628	4,863,609
Columbia Large Core Quantitative Fund, Class I Shares(a)	1,142,602	9,734,974
Columbia Large Growth Quantitative Fund, Class I Shares(a)	453,245	3,897,907
Columbia Large Value Quantitative Fund, Class I Shares(a)	218,925	1,946,244
Columbia Select Large Cap Growth Fund, Class I Shares(a)(b)	176,792	3,426,223
Columbia Select Large-Cap Value Fund, Class I Shares(a)	157,257	3,418,765
Total		37,027,144
U.S. Mid Cap 9.1%
Columbia Mid Cap Growth Fund, Class I Shares(a)(b)	137,740	4,385,641
Columbia Mid Cap Value Fund, Class I Shares(a)	246,133	4,398,392
Total		8,784,033
U.S. Small Cap 6.1%
Columbia Small Cap Growth Fund I, Class I Shares(a)(b)	88,240	2,919,861
Columbia Small Cap Value Fund I, Class I Shares(a)	19,171	974,630
Columbia Small Cap Value Fund II, Class I Shares(a)	105,292	1,948,960
Total		5,843,451
Total Equity Funds (Cost: $48,064,224)		59,396,509

Fixed-Income Funds 31.5%

	Shares	Value ($)
Convertible 3.0%
Columbia Convertible Securities Fund, Class I Shares(a)	159,122	2,899,208
Emerging Markets 2.0%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	170,804	1,883,967
International 1.9%
Columbia International Bond Fund, Class I Shares(a)	172,668	1,878,632
Investment Grade 24.6%
Columbia Corporate Income Fund, Class I Shares(a)	860,968	8,532,194
Columbia Income Opportunities Fund, Class I Shares(a)	426,990	4,282,712
Columbia Limited Duration Credit Fund, Class I Shares(a)	287,077	2,844,934
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	1,233,348	6,623,076
Columbia U.S. Treasury Index Fund, Class I Shares(a)	125,391	1,365,505
Total		23,648,421
Total Fixed-Income Funds (Cost: $29,791,399)		30,310,228
Alternative Investment Funds 4.9%
Columbia Absolute Return Currency and Income Fund, Class I Shares(a)(b)	191,761	1,819,811
Columbia Absolute Return Multi-Strategy Fund, Class I Shares(a)	284,284	2,857,053
Total Alternative Investment Funds (Cost: $4,763,949)		4,676,864
Money Market Funds 1.9%
Columbia Short-Term Cash Fund, 0.096%(a)(c)	1,857,479	1,857,479
Total Money Market Funds (Cost: $1,857,479)		1,857,479
Total Investments (Cost: $84,477,051)		96,241,080
Other Assets and Liabilities		(19,690)
Net Assets		96,221,390

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments (continued)

December 31, 2013

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, cash totaling $45,100 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
E-Mini S&P 500 Index	11	USD	1,012,605	March 2014	39,958	—

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	1,899,575	90,502	(55,445)	(1,134)	1,933,498	—	—	1,819,811
Columbia Absolute Return Multi-Strategy Fund, Class I Shares	2,889,986	109,855	(171,236)	1,846	2,830,451	—	28,203	2,857,053
Columbia Contrarian Core Fund, Class I Shares	8,612,574	810,891	(2,588,039)	315,337	7,150,763	507,503	84,804	9,739,422
Columbia Convertible Securities Fund, Class I Shares	2,899,260	85,390	(671,171)	45,217	2,358,696	—	77,375	2,899,208
Columbia Corporate Income Fund, Class I Shares	8,097,063	738,262	(397,612)	(9,735)	8,427,978	276,752	279,251	8,532,194
Columbia Dividend Income Fund, Class I Shares	2,587,858	47,668	(3,449,853)	814,327	—	—	46,291	—
Columbia Dividend Opportunity Fund, Class I Shares	2,775,750	51,492	(3,448,717)	621,475	—	—	50,183	—
Columbia Emerging Markets Bond Fund, Class I Shares	1,729,503	241,711	(36,013)	(769)	1,934,432	24,487	108,846	1,883,967
Columbia Emerging Markets Fund, Class I Shares	4,766,950	227,557	(293,735)	(12,168)	4,688,604	—	28,387	4,761,383
Columbia Greater China Fund, Class I Shares	1,125,410	239,108	(189,348)	(30,787)	1,144,383	185,995	16,688	967,575
Columbia Income Opportunities Fund, Class I Shares	4,200,577	256,040	(311,816)	(204)	4,144,597	—	233,079	4,282,712
Columbia International Bond Fund, Class I Shares	1,839,558	90,848	(8,286)	(234)	1,921,886	—	18,018	1,878,632
Columbia Large Cap Growth Fund, Class I Shares	4,247,644	264,355	(1,308,437)	160,011	3,363,573	223,963	29,496	4,863,609
Columbia Large Core Quantitative Fund, Class I Shares	8,687,656	379,375	(2,437,722)	262,325	6,891,634	—	201,567	9,734,974
Columbia Large Growth Quantitative Fund, Class I Shares	4,171,390	713,944	(1,173,736)	62,759	3,774,357	652,809	47,982	3,897,907
Columbia Large Value Quantitative Fund, Class I Shares	1,902,479	132,543	(566,617)	62,125	1,530,530	100,975	27,709	1,946,244
Columbia Limited Duration Credit Fund, Class I Shares	2,873,155	161,337	(163,841)	(1,284)	2,869,367	29,263	73,048	2,844,934
Columbia Mid Cap Growth Fund, Class I Shares	4,044,250	405,288	(1,207,920)	130,841	3,372,459	400,365	—	4,385,641

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Mid Cap Value Fund, Class I Shares	3,743,670	490,627	(1,340,046)	279,828	3,174,079	445,800	36,119	4,398,392
Columbia Overseas Value Fund, Class I Shares	2,041,708	44,672	(431,675)	26,952	1,681,657	—	36,410	2,012,923
Columbia Select Large Cap Growth Fund, Class I Shares	—	3,481,913	(172,374)	2,224	3,311,763	125,156	—	3,426,223
Columbia Select Large-Cap Value Fund, Class I Shares	958,097	2,491,226	(439,641)	40,987	3,050,669	63,522	50,558	3,418,765
Columbia Short-Term Cash Fund, 0.096%	688,066	2,450,220	(1,280,807)	—	1,857,479	—	873	1,857,479
Columbia Small Cap Growth Fund I, Class I Shares	3,130,264	421,762	(1,035,076)	79,131	2,596,081	417,720	—	2,919,861
Columbia Small Cap Value Fund I, Class I Shares	948,603	132,370	(300,566)	46,006	826,413	121,884	8,904	974,630
Columbia Small Cap Value Fund II, Class I Shares	1,886,193	224,257	(695,129)	91,938	1,507,259	206,208	12,945	1,948,960
Columbia U.S. Government Mortgage Fund, Class I Shares	6,622,100	403,193	(280,804)	(13,938)	6,730,551	19,728	204,633	6,623,076
Columbia U.S. Treasury Index Fund, Class I Shares	—	1,416,391	(12,385)	(114)	1,403,892	14,990	5,359	1,365,505
Total	89,369,339	16,602,797	(24,468,047)	2,972,962	84,477,051	3,817,120	1,706,728	96,241,080

(b)  Non-income producing.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2013.

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	59,396,509	—	—	59,396,509
Fixed-Income Funds	30,310,228	—	—	30,310,228
Alternative Investment Funds	4,676,864	—	—	4,676,864
Money Market Funds	1,857,479	—	—	1,857,479
Total Mutual Funds	96,241,080	—	—	96,241,080
Investments in Securities	96,241,080	—	—	96,241,080
Derivatives
Assets
Futures Contracts	39,958	—	—	39,958
Total	96,281,038	—	—	96,281,038

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Variable Portfolio — Asset Allocation Fund

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Affiliated issuers (identified cost $84,477,051)	$96,241,080
Margin deposits	45,100
Receivable for:
Investments sold	209,045
Capital shares sold	1,450
Dividends	81,844
Reclaims	1,112
Variation margin	3,520
Prepaid expenses	658
Trustees' deferred compensation plan	39,677
Total assets	96,623,486
Liabilities
Payable for:
Investments purchased	82,089
Capital shares purchased	227,986
Investment management fees	29
Distribution and/or service fees	122
Transfer agent fees	158
Administration fees	53
Compensation of board members	22,386
Chief compliance officer expenses	14
Expense reimbursement due to Investment Manager	186
Other expenses	29,396
Trustees' deferred compensation plan	39,677
Total liabilities	402,096
Net assets applicable to outstanding capital stock	$96,221,390
Represented by
Paid-in capital	$80,463,445
Undistributed net investment income	2,197,486
Accumulated net realized gain	1,756,417
Unrealized appreciation (depreciation) on:
Investments — affiliated issuers	11,764,029
Foreign currency translations	55
Futures contracts	39,958
Total — representing net assets applicable to outstanding capital stock	$96,221,390

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Variable Portfolio — Asset Allocation Fund

Statement of Assets and Liabilities (continued)

December 31, 2013

Class 1
Net assets	$78,389,813
Shares outstanding	5,208,835
Net asset value per share	$15.05
Class 2
Net assets	$17,831,577
Shares outstanding	1,193,756
Net asset value per share	$14.94

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Variable Portfolio — Asset Allocation Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income
Income:
Dividends — affiliated issuers	$1,706,728
Interest	36,845
Total income	1,743,573
Expenses:
Investment management fees	15,566
Distribution and/or service fees
Class 2	44,721
Transfer agent fees
Class 1	46,784
Class 2	10,733
Administration fees	19,172
Compensation of board members	23,324
Custodian fees	32,167
Printing and postage fees	12,248
Professional fees	18,260
Chief compliance officer expenses	54
Other	5,010
Total expenses	228,039
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(43,155)
Total net expenses	184,884
Net investment income	1,558,689
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	154,210
Investments — affiliated issuers	2,972,962
Capital gain distributions from underlying affiliated funds	3,817,120
Futures contracts	61,547
Net realized gain	7,005,839
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(321,551)
Investments — affiliated issuers	7,722,390
Foreign currency translations	35
Futures contracts	39,958
Net change in unrealized appreciation (depreciation)	7,440,832
Net realized and unrealized gain	14,446,671
Net increase in net assets resulting from operations	$16,005,360

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Variable Portfolio — Asset Allocation Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income	$1,558,689	$1,951,626
Net realized gain	7,005,839	2,285,092
Net change in unrealized appreciation (depreciation)	7,440,832	7,977,311
Net increase in net assets resulting from operations	16,005,360	12,214,029
Distributions to shareholders
Net investment income
Class 1	(1,860,222)	(1,786,909)
Class 2	(390,306)	(384,448)
Total distributions to shareholders	(2,250,528)	(2,171,357)
Increase (decrease) in net assets from capital stock activity	(13,485,359)	(15,128,888)
Total increase (decrease) in net assets	269,473	(5,086,216)
Net assets at beginning of year	95,951,917	101,038,133
Net assets at end of year	$96,221,390	$95,951,917
Undistributed net investment income	$2,197,486	$2,177,826

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Variable Portfolio — Asset Allocation Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	62,903	892,661	117,978	1,499,786
Distributions reinvested	132,778	1,860,222	144,222	1,786,909
Redemptions	(963,128)	(13,534,601)	(1,142,678)	(14,398,989)
Net decrease	(767,447)	(10,781,718)	(880,478)	(11,112,294)
Class 2 shares
Subscriptions	24,470	340,167	58,726	744,771
Distributions reinvested	28,039	390,306	31,231	384,448
Redemptions	(246,225)	(3,434,114)	(410,087)	(5,145,813)
Net decrease	(193,716)	(2,703,641)	(320,130)	(4,016,594)
Total net decrease	(961,163)	(13,485,359)	(1,200,608)	(15,128,888)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Variable Portfolio — Asset Allocation Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012	2011	2010		2009
Per share data
Net asset value, beginning of period	$13.05	$11.81	$12.22	$11.08		$9.32
Income from investment operations:
Net investment income	0.24	0.25	0.24	0.26		0.25
Net realized and unrealized gain (loss)	2.11	1.27	(0.33)	1.19		1.93
Total from investment operations	2.35	1.52	(0.09)	1.45		2.18
Less distributions to shareholders:
Net investment income	(0.35)	(0.28)	(0.32)	(0.31)		(0.42)
Total distributions to shareholders	(0.35)	(0.28)	(0.32)	(0.31)		(0.42)
Net asset value, end of period	$15.05	$13.05	$11.81	$12.22		$11.08
Total return	18.17%	13.03%	(0.85%)	13.43%		24.00	%(a)
Ratios to average net assets(b)
Total gross expenses	0.19%	0.24%	0.40%	0.97%		1.00%
Total net expenses(c)	0.15%	0.16%	0.13%	0.68	%(d)	0.80	%(d)
Net investment income	1.67%	1.99%	1.93%	2.27%		2.48%
Supplemental data
Net assets, end of period (in thousands)	$78,390	$77,976	$81,002	$95,031		$97,435
Portfolio turnover	15%	51%	89%	234	%(e)	103%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Variable Portfolio — Asset Allocation Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013	2012	2011	2010		2009
Per share data
Net asset value, beginning of period	$12.96	$11.73	$12.15	$11.02		$9.27
Income from investment operations:
Net investment income	0.20	0.22	0.20	0.24		0.23
Net realized and unrealized gain (loss)	2.09	1.26	(0.32)	1.18		1.92
Total from investment operations	2.29	1.48	(0.12)	1.42		2.15
Less distributions to shareholders:
Net investment income	(0.31)	(0.25)	(0.30)	(0.29)		(0.40)
Total distributions to shareholders	(0.31)	(0.25)	(0.30)	(0.29)		(0.40)
Net asset value, end of period	$14.94	$12.96	$11.73	$12.15		$11.02
Total return	17.88%	12.76%	(1.09%)	13.26%		23.79	%(a)
Ratios to average net assets(b)
Total gross expenses	0.44%	0.49%	0.68%	1.22%		1.25%
Total net expenses(c)	0.40%	0.41%	0.38%	0.85	%(d)	0.95	%(d)
Net investment income	1.42%	1.72%	1.66%	2.10%		2.34%
Supplemental data
Net assets, end of period (in thousands)	$17,832	$17,976	$20,036	$25,624		$27,677
Portfolio turnover	15%	51%	89%	234	%(e)	103%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Asset Allocation Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund may invest significantly in Class I shares of mutual funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates (affiliated underlying funds). The Fund may also invest in other instruments such as derivatives. The financial statements of the Underlying Funds in which the Fund invests should be read in conjunction with the Fund's financial statements.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of each class of the respective underlying fund determined as of the close of the New York Stock Exchange on the valuation date.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is

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Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

December 31, 2013

due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of

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20

Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

December 31, 2013

the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of

Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	39,958	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Futures Contracts ($)
Equity risk	61,547
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	39,958

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	33

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

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Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

December 31, 2013

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is a blend of (i) 0.55% on all assets invested in securities (other than third-party advised mutual funds and Columbia Funds that pay an investment management fee), including other Columbia Funds that do not pay an investment management fee, ETFs, derivatives and individual securities and (ii) 0.10% on assets invested in non-exchange traded, third party advised mutual funds. The effective investment management fee rate for the year ended December 31, 2013 was 0.016% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as "acquired funds") in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

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Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

December 31, 2013

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through April 30, 2014
Class 1	0.13%
Class 2	0.38

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. The Fund's investment management fee is also excluded from the waiver/reimbursement commitment and is therefore paid by the Fund. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$711,499
Accumulated net realized gain	(711,499)
Paid-in capital	0

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2013	2012
Ordinary income	$2,250,528	$2,171,357

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,256,206
Undistributed accumulated long-term gain	2,038,821
Unrealized appreciation	11,521,583

At December 31, 2013, the cost of investments for federal income tax purposes was $84,719,497 and the aggregate gross

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Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

December 31, 2013

unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$12,076,092
Unrealized depreciation	(554,509)
Net unrealized appreciation	11,521,583

For the year ended December 31, 2013, $4,314,039 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $14,208,024 and $25,647,619, respectively, for the year ended December 31, 2013, of which $55,446 and $2,453,867, respectively, were U.S. government securities.

Note 6. Shareholder Concentration

At December 31, 2013, two unaffiliated shareholder accounts owned an aggregate of 82.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. For the period July 1, 2013 through December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. Prior to July 1, 2013, the Fund was not charged a commitment fee. The commitment fee is included in other expenses in the Statements of Operations.

No Fund had borrowings during the year ended December 31, 2013.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of

Annual Report 2013
24

Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

December 31, 2013

these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
25

Columbia Variable Portfolio — Asset Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Asset Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Asset Allocation Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2014

Annual Report 2013
26

Columbia Variable Portfolio — Asset Allocation Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2013.

Tax Designations

Dividends Received Deduction	31.98%
Capital Gain Dividend	$2,140,762

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
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Columbia Variable Portfolio — Asset Allocation Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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Columbia Variable Portfolio — Asset Allocation Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden décor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 183; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
29

Columbia Variable Portfolio — Asset Allocation Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

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Annual Report 2013
32

Columbia Variable Portfolio — Asset Allocation Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
33

Columbia Variable Portfolio — Asset Allocation Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1471 D (2/14)

Annual Report

December 31, 2013

Variable Portfolio — Goldman Sachs
Commodity Strategy Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	11
Consolidated Statement of Operations	13
Consolidated Statement of Changes in Net Assets	14
Consolidated Financial Highlights	16
Notes to Consolidated Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers	27
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Performance Overview

Performance Summary

>  Variable Portfolio — Goldman Sachs Commodity Strategy Fund (the Fund) Class 2 shares returned -10.08% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the Dow Jones-UBS Commodity Index Total Return, which returned -9.52% over the same period.

>  The Fund's enhanced roll-timing strategies contributed positively to relative returns overall, with the exception of deferred positioning in natural gas, which detracted.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	Life
Class 1	10/05/12	-9.86	-11.62
Class 2	10/05/12	-10.08	-11.87
Dow Jones-UBS Commodity Index Total Return		-9.52	-12.17

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Dow Jones-UBS Commodity Index Total Return is a total return index based on the Dow Jones-UBS Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (October 5, 2012 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Goldman Sachs Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013
3

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Manager Discussion of Fund Performance

At December 31, 2013, approximately 99% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned -10.08%. The Fund underperformed its benchmark, the Dow Jones-UBS Commodity Index Total Return, which returned -9.52% over the same period. The Fund's enhanced roll-timing strategies contributed positively to relative returns overall, with the exception of deferred positioning in natural gas, which detracted.

Commodities Struggled During 2013

Commodities markets faced a challenging annual period, wherein, with the exception of energy, every subsector of the benchmark generated negative returns.

One factor influencing the commodity markets was U.S. Federal Reserve (Fed) policy and its impact on precious metals. The Fed announced in December 2013 it would begin tapering its asset purchases in January 2014, ending seven months of speculation on the subject. In turn, prices of traditionally safe haven assets, such as gold and silver, declined. Gold markets were further affected by significant outflows from exchange-traded funds. A second factor influencing the commodities markets was China and its impact on industrial metals. Through the first half of 2013, concerns that slowing economic growth in China, the largest user of industrial metals, would dampen demand impacted not only the industrial metals subsector but also weighed on virtually all commodities. However, macroeconomic data coming out of China improved in the second half of 2013. A picture of better than expected growth supported industrial metals into the end of 2013. A third major factor impacting the commodities markets was the impact of geopolitics on the energy subsector. During the year, geopolitical events in the Middle East and North Africa (MENA) region — including Libya, Nigeria, Iraq and Syria — led to an unexpected number of production outages, pushing oil prices higher.

The energy sector was the best performer in the benchmark. The sector was supported by Brent crude oil prices, which were boosted by unplanned supply outages in the MENA region. Natural gas prices rallied on forecasts of cold weather and increased demand for the heating fuel. West Texas Intermediate (WTI) crude oil added to performance, driven by expectations of a relief in elevated crude oil inventories at Cushing, Oklahoma, the delivery point for the WTI contract.

The precious metals sector was weakest during the annual period. Gold and silver prices both declined significantly. Economic data suggested, in our review, that the U.S. retains solid economic momentum heading into 2014, and the eurozone finally exited its recession with a positive gross domestic product release for the third quarter of 2013, suggesting recovery, albeit at a slow pace. In combination with the imminent Fed tapering and heavy withdrawals from gold exchange-traded funds, gold prices declined, while assets usually considered more risky trended higher.

Portfolio Management

Goldman Sachs Asset Management, L.P.

Sam Finkelstein

Steve Lucas

Michael Johnson

John Calvaruso, CFA

Commodities Market Exposure (%) (at December 31, 2013)(a)
Commodities Derivative Contracts
Energy	38.8
Grains	19.3
Industrial Metals	16.9
Precious Metals	11.4
Softs (Cocoa, Coffee, Cotton and Sugar)	7.9
Livestock	5.7
Total Notional Value of Commodities Derivative Contracts	100.0

(a) Reflects notional market value of commodities derivative contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities derivative contracts are shown in the Consolidated Portfolio of Investments. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the consolidated financial statements.

Annual Report 2013
4

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Manager Discussion of Fund Performance (continued)

Fund's Roll-Timing Strategies Buoyed Relative Results

The Fund targets 100% exposure to the benchmark and maintains the weightings of the commodities in this benchmark while taking risk versus the benchmark through roll-timing strategies in the underlying commodity futures markets. The strategy does not take views on individual commodities. Rather, it attempts to manage risk relative to that of the benchmark. Roll management is a primary source of our alpha, or added value, generation. We implement the roll by deviating slightly from the benchmark convention, which calls for rolling 20% of the futures each day on business days five through nine on a bi-monthly basis.

To the extent we believe fundamental or technical developments will impact the futures roll timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the benchmark roll. Roll timing strategies employed may include: alternative roll date modifications, which avoid the market impact of plain vanilla benchmark rolls during business days five to nine; forward exposure roll modifications, which avoid the market impact of plain vanilla benchmark rolls and move exposure out on the curve to mitigate the return impact often associated with persistent contango; and seasonal roll modifications, which take advantage of seasonal relationships in commodity markets to increase returns. (Contango is defined as a common market condition in which futures prices get progressively higher in the distant delivery months, often reflecting carrying costs.) These strategies enable us to generate potential excess returns over the benchmark. Indeed, during the annual period, we employed roll-timing strategies in which the Fund's portfolio was positioned three to six months forward along the futures curve relative to the benchmark, which contributed positively to the Fund's relative performance.

The main contributor to the Fund's performance was its deferred positioning within WTI crude oil. The outperformance of nearby contracts over deferred contracts through the first half of the annual period was driven by expectations of a relief in elevated crude oil inventories at Cushing, Oklahoma (the delivery point for the WTI contract) given the expansion of the infrastructure connecting the midcontinent and the U.S. Gulf Coast, where the vast majority of refineries capable of handling light sweet crude oil are located. However, this trend reversed going into the latter half of 2013, as the front of the WTI crude oil futures curve underperformed the deferred part of the curve. The Fund benefited from this underperformance, as it held a deferred position in WTI crude oil futures, while the benchmark held the most nearby futures contract.

Deferred positioning in grains also added to the Fund's performance, as grain prices were weighed down on the front of its futures curve based on a supportive production outlook for the U.S. and South America given favorable weather conditions and record planted acreage in 2013.

Conversely, deferred positioning in natural gas detracted from the Fund's performance, as front-end, or nearby, futures outperformed longer-dated futures during the annual period. Front-end futures' outperformance late in the year was supported by frigid temperatures across the U.S. and consequent expectations for substantial inventory draws as a result of increased heating demand.

Portfolio Holdings (%) (at December 31, 2013)(a)
Affiliated Money Market Fund	41.4
U.S. Treasury Bills	12.0
U.S. Government & Agency Obligations	40.9
Other Assets and Liabilities	5.7
Total Net Assets	100.0

(a) Percentage based upon net assets. At period end, the Fund held investments in an affiliated money market fund, U.S. Treasury Bills and U.S. Government and U.S. Government Agency Obligations, which have been segregated to cover obligations relating to the Fund's investments in open derivatives contracts which provide exposure to the commodities market. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the consolidated financial statements.

Annual Report 2013
5

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Manager Discussion of Fund Performance (continued)

Futures Curve Positioning Remained Unchanged

The Fund was positioned three to six months further along the futures curve relative to the benchmark throughout the annual period. At the end of 2013, the largest deviations from the benchmark contracts were in natural gas, WTI crude oil and grains. In natural gas and WTI crude oil, the majority of the Fund was positioned six months forward on the futures curve. In grains, the Fund was positioned three to six months forward on the futures curve versus the nearby contracts held by the benchmark.

Looking Ahead

At this time, we expect growth in the developed economies to pick up in 2014 primarily led by the U.S., as underpinned by a strengthening housing market. We expect commodity markets to be driven by a healthier mix of macroeconomic data and bottom-up supply and demand dynamics specific to each market.

Annual Report 2013
6

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,009.40	1,021.76	3.74	3.76	0.73
Class 2	1,000.00	1,000.00	1,007.10	1,020.38	5.11	5.15	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013
7

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

U.S. Government & Agency Obligations 40.9%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Home Loan Bank Discount Notes 01/15/14	0.040%	34,999,524	34,999,489
Federal Home Loan Mortgage Corp. Discount Notes 04/23/14	0.060%	49,986,000	49,990,750
Total U.S. Government & Agency Obligations (Cost: $84,985,524)			84,990,239

Treasury Bills 12.0%

U.S. Treasury Bills 01/16/14	0.010%	24,999,843	24,999,838
Total Treasury Bills (Cost: $24,999,843)			24,999,838

Money Market Funds 41.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(a)(b)	86,246,105	86,246,105
Total Money Market Funds (Cost: $86,246,105)		86,246,105
Total Investments (Cost: $196,231,472)		196,236,182
Other Assets & Liabilities, Net		11,895,540
Net Assets		208,131,722

Investments in Derivatives

Total Return Swap Contracts Outstanding at December 31, 2013

At December 31, 2013, cash totaling $12,180,000 was pledged as collateral to cover open total return equity swap contracts.

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Deutsche Bank	Total return on a custom commodity index based on the DJ-UBS Commodity Index	Fixed Rate of 0.25%	July 11, 2014	USD	112,838,216	859,801	—
Macquarie Bank Limited	Total return on a custom commodity index based on the DJ-UBS commodity Index	Fixed Rate of 0.20%	July 18, 2014	USD	34,961,366	268,544	—
CIBC Securities	Total return based on the Dow Jones-UBS commodity Index 6 Month Forward	Fixed Rate of 0.25%	October 28, 2014	USD	58,300,062	359,434
Total						1,487,779	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
8

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Notes to Consolidated Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	91,437,192	1,837,919,060	(1,843,110,147)	86,246,105	230,266	86,246,105

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
9

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities
U.S. Government & Agency Obligations	—	84,990,239	—	84,990,239
Treasury Bills	24,999,838	—	—	24,999,838
Total Short-Term Securities	24,999,838	84,990,239	—	109,990,077
Mutual Funds
Money Market Funds	86,246,105	—	—	86,246,105
Total Mutual Funds	86,246,105	—	—	86,246,105
Investments in Securities	111,245,943	84,990,239	—	196,236,182
Derivatives
Assets
Swap Contracts	—	1,487,779	—	1,487,779
Total	111,245,943	86,478,018	—	197,723,961

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
10

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $109,985,367)	$109,990,077
Affiliated issuers (identified cost $86,246,105)	86,246,105
Total investments (identified cost $196,231,472)	196,236,182
Cash collateral held at broker	12,180,000
Unrealized appreciation on swap contracts	1,487,779
Receivable for:
Capital shares sold	3
Dividends	10,002
Interest	107,879
Prepaid expenses	4,666
Trustees' deferred compensation plan	3,554
Total assets	210,030,065
Liabilities
Payable for:
Investments purchased	1,464
Capital shares purchased	1,849,932
Investment management fees	3,202
Distribution and/or service fees	11
Transfer agent fees	349
Administration fees	466
Compensation of board members	132
Chief compliance officer expenses	52
Other expenses	39,181
Trustees' deferred compensation plan	3,554
Total liabilities	1,898,343
Net assets applicable to outstanding capital stock	$208,131,722
Represented by
Paid-in capital	$276,984,624
Excess of distributions over net investment income	(2,032,949)
Accumulated net realized loss	(68,312,442)
Unrealized appreciation (depreciation) on:
Investments	4,710
Swap contracts	1,487,779
Total — representing net assets applicable to outstanding capital stock	$208,131,722

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
11

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2013

Class 1
Net assets	$206,585,020
Shares outstanding	24,046,948
Net asset value per share	$8.59
Class 2
Net assets	$1,546,702
Shares outstanding	180,604
Net asset value per share	$8.56

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
12

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Operations

Year Ended December 31, 2013

Net investment income
Income:
Dividends — affiliated issuers	$230,266
Interest	136,499
Total income	366,765
Expenses:
Investment management fees	2,347,755
Distribution and/or service fees
Class 2	1,250
Transfer agent fees
Class 1	258,138
Class 2	300
Administration fees	342,222
Compensation of board members	22,548
Custodian fees	20,017
Printing and postage fees	20,038
Professional fees	34,939
Chief compliance officer expenses	241
Other	20,180
Total expenses	3,067,628
Net investment loss	(2,700,863)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,149
Swap contracts	(65,217,735)
Net realized loss	(65,216,586)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,540)
Swap contracts	8,895,675
Net change in unrealized appreciation (depreciation)	8,891,135
Net realized and unrealized loss	(56,325,451)
Net decrease in net assets from operations	$(59,026,314)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
13

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012(a)
Operations
Net investment loss	$(2,700,863)	$(291,772)
Net realized loss	(65,216,586)	(3,094,707)
Net change in unrealized appreciation (depreciation)	8,891,135	(7,398,646)
Net decrease in net assets resulting from operations	(59,026,314)	(10,785,125)
Increase (decrease) in net assets from capital stock activity	(73,388,550)	351,311,697
Total increase (decrease) in net assets	(132,414,864)	340,526,572
Net assets at beginning of year	340,546,586	20,014 (b)
Net assets at end of year	$208,131,722	$340,546,586
Undistributed (excess of distributions over) net investment income	$(2,032,949)	$7,407,896

(a) For the period from October 5, 2012 (commencement of operations) to December 31, 2012.

(b) Initial capital of $20,000 was contributed on April 17, 2012. During the period from April 17, 2012 to October 5, 2012 (commencement of operations), the Fund had an increase in net assets of $14 resulting from earnings on the initial capital contribution, which was invested in an affiliated money market fund.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
14

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	46,642,075	435,067,481	36,080,833	354,582,419
Redemptions	(58,339,408)	(510,027,540)	(338,302)	(3,270,722)
Net increase (decrease)	(11,697,333)	(74,960,059)	35,742,531	351,311,697
Class 2 shares
Subscriptions	193,397	1,683,129	—	—
Redemptions	(13,043)	(111,620)	—	—
Net increase	180,354	1,571,509	—	—
Total net increase (decrease)	(11,516,979)	(73,388,550)	35,742,531	351,311,697

(a) For the period from October 5, 2012 (commencement of operations) to December 31, 2012.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
15

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012(a)
Per share data
Net asset value, beginning of period	$9.53	$10.01
Income from investment operations:
Net investment loss	(0.06)	(0.01)
Net realized and unrealized loss	(0.88)	(0.47)
Total from investment operations	(0.94)	(0.48)
Net asset value, end of period	$8.59	$9.53
Total return	(9.86%)	(4.80%)
Ratios to average net assets(b)
Total gross expenses	0.71%	0.78	%(c)
Total net expenses(d)	0.71%	0.78	%(c)
Net investment loss	(0.63%)	(0.64	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$206,585	$340,544
Portfolio turnover	0%	0%

Notes to Consolidated Financial Highlights

(a)  For the period from October 5, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
16

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013	2012(a)
Per share data
Net asset value, beginning of period	$9.52	$10.01
Income from investment operations:
Net investment loss	(0.08)	(0.02)
Net realized and unrealized loss	(0.88)	(0.47)
Total from investment operations	(0.96)	(0.49)
Net asset value, end of period	$8.56	$9.52
Total return	(10.08%)	(4.90%)
Ratios to average net assets(b)
Total gross expenses	1.00%	1.02	%(c)
Total net expenses(d)	1.00%	1.02	%(c)
Net investment loss	(0.91%)	(0.83	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$1,547	$2
Portfolio turnover	0%	0%

Notes to Consolidated Financial Highlights

(a)  For the period from October 5, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013
17

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements

December 31, 2013

Note 1. Organization

Variable Portfolio — Goldman Sachs Commodity Strategy Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

VPCS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund's investment objective and policies as stated in its prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the Subsidiary's day-to-day business pursuant to a separate investment management services agreement between the Subsidiary and the Investment Manager. At December 31, 2013, the Fund's investment in the Subsidiary represented $109,438,084 or 52.6% of the net assets of the Fund.

The consolidated financial statements present the portfolio holdings, financial position and results of operations of the Fund and wholly-owned subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes

Annual Report 2013
18

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the consolidated financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the

Annual Report 2013
19

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statements of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contacts, the Fund has minimal credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities.

Total Return Swap Contracts

The Fund entered into total return swap contracts to obtain long exposure to the total return of a reference commodity index or a basket of reference commodities in return for an agreed upon swap replication fee, typically expressed in basis points per annum of notional exposure. Total return swap contracts may be used to obtain exposure to a reference security or market without owning, taking physical custody of, or short selling such security or securities in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the reference securities. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the reference securities. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting

Annual Report 2013
20

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2013:

			Net Amounts of	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities ($)	Assets Presented in the Consolidated Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Over-the-Counter Swap Contracts	1,487,779	—	1,487,779	—	—	—	1,487,779

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

Effects of Derivative Transactions in the Consolidated Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the consolidated financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Consolidated Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized appreciation on swap contracts	1,487,779	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments.

The following table indicates the effect of derivative instruments in the Consolidated Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Swap Contracts ($)
Commodity-related investment risk	(65,217,735)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Swap Contracts ($)
Commodity-related investment risk	8,895,675

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Swap contracts	26

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Annual Report 2013
21

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.55% to 0.44% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.55% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Goldman Sachs Asset Management, L.P. (GSAM) to subadvise the assets of the Fund. The Investment Manager compensates GSAM to manage the investments of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2013 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Annual Report 2013
22

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through April 30, 2014
Class 1	0.94%
Class 2	1.19

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for Trustees' deferred compensation, net operating loss reclassification and investments in commodity subsidiary. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(6,690,632)
Accumulated net realized loss	(1,149)
Paid-in capital	6,691,781

Net investment income and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

For the years ended December 31, 2013 and 2012, there were no distributions.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Unrealized depreciation	$(67,362,849)

At December 31, 2013, the cost of investments for federal income tax purposes was $277,371,469 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$4,710
Unrealized depreciation	(67,367,559)
Net unrealized depreciation	$(67,362,849)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $0 and $0, respectively, for the year ended December 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included

Annual Report 2013
23

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

as "Dividends — affiliated issuers" in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the consolidated financial statements were issued and noted no items requiring adjustment of the consolidated financial statements or additional disclosure.

Note 10. Significant Risks

Commodity — Related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of investments. Limited or no active trading market may exist for certain commodities investments, which may impair the Fund's ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument. Subsidiaries making commodity-related investments will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and

Annual Report 2013
24

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2013

regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
25

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Variable Portfolio — Goldman Sachs Commodity Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the consolidated financial position of Variable Portfolio — Goldman Sachs Commodity Strategy Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 5, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2014

Annual Report 2013
26

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
27

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden décor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 183; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
28

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

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32

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiamanagement.com.

Annual Report 2013
33

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1881 C (2/14)

Annual Report

December 31, 2013

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of affiliated insurance companies. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers	29
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Managed Volatility Conservative Fund (the Fund) Class 2 shares returned 1.30% for the period from the Fund's inception on April 12, 2013 through December 31, 2013.

>  During the same period, the Fund slightly outperformed its Blended Index, which returned 1.27%, and outperformed the Barclays U.S. Aggregate Bond Index, which returned -2.64%.

>  Weak performance from the Fund's allocations to global bonds and Treasury inflation protected securities offset the benefits of its higher-than-normal equity exposure.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	Life
Class 2	04/12/13	1.30
Blended Index		1.27
Barclays U.S. Aggregate Bond Index		-2.64

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, established by the Investment Manager, consists of a 80% weighting of the Barclays U.S. Aggregate Bond Index, a 10% weighting of the S&P 500 Index, a 6% weighting of the MSCI EAFE Index (Net) and a 4% weighting of the Russell 2000 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 12, 2013 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Managed Volatility Conservative Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Manager Discussion of Fund Performance

From the Fund's inception on April 12, 2013 through December 31, 2013, the Fund's Class 2 shares returned 1.30%. During the same period, the Fund slightly outperformed its Blended Index, which returned 1.27%, and outperformed the Barclays U.S. Aggregate Bond Index, which returned -2.64%. Weak performance from the Fund's allocations to global bonds and Treasury inflation protected securities offset the benefits of its higher-than-normal equity exposure. Within the Fund's fixed income holdings, we focused on shorter maturities given the possibility of increased interest rates. This positioning also aided results.

Growth Picked Up, Equity Markets Responded

After five years of modest progress, the pace of economic growth picked up in the second half of 2013. New jobs were added to the labor market at a rate close to 200,000 per month throughout 2013, although December's gains were unexpectedly lackluster. A rebound in housing showed staying power, despite rising mortgage rates, and manufacturing activity accelerated. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season. Growth, as measured by gross domestic product, was revised up to 4.1% in the third quarter. Expectations are for a solid fourth quarter and the economy is forecast to expand by 2% to 3% in 2014, with contributions from a narrowing trade deficit, continued recovery in housing, modest increases in capital spending and stronger global demand.

Global equity markets posted solid returns for 2013, despite a modest pullback in the first half after Federal Reserve (the Fed) Board Chairman Ben Bernanke indicated that the Fed might be ready to taper is monthly bond-buying program, removing stimulus from the economy. However, the Fed took no action in 2013, postponing a modest tapering to begin in January 2014. Against this backdrop, the MSCI World Index, a broad measure of global equity market performance, gained 26% for the year. Performance varied significantly among regions. Developed markets, such as Japan and the United States, each returned more than 25%, while the MSCI Emerging Market Index (measured in U.S.$) posted a loss of just over 2%. In the U.S. market, small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. We believe that, from a valuation perspective, global equities do not appear overly stretched, although the monetary backdrop certainly needs to be considered when weighing short-term earnings quality against longer-term measures supporting valuations. The MSCI World Index ended the year with a trailing price-to-earnings ratio of 17.5, which is roughly in line with its 44-year average.

In the U.S. bond market, most sectors generated negative returns. At one end of the spectrum, long-term Treasuries and Treasury Inflation Protected Securities lost significant ground, while U.S. high yield corporate bonds posted total returns in excess of 7% for the year.

Significant Performance Factors

The Fund is designed to manage exposure to equity market volatility. We aim to decrease equity exposure when volatility is high and increase exposure to the equity markets when stock price volatility is low. During 2013, equity market

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Melda Mergen, CFA, CAIA

Kent Bergene

Portfolio Allocation (%) (at December 31, 2013)
Allocations to Underlying Funds
Underlying Funds: Equity	13.7
International	3.8
U.S. Large Cap	7.2
U.S. Mid Cap	1.2
U.S. Small Cap	1.5
Underlying Funds: Fixed Income	50.2
Floating Rate	2.5
Global Bond	3.7
High Yield	5.9
Inflation Protected Securities	5.0
Investment Grade	29.8
Multisector	3.3
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	20.9
Exchange-Traded Funds	5.5
Residential Mortgage-Backed Securities — Agency	9.0
Options Purchased Puts	0.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in an affiliated money market fund (amounting to $14.3 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Manager Discussion of Fund Performance (continued)

volatility was on average lower than normal. As a result, the Fund was overweight in equities relative to the Blended Index during most of the period. However, weak performance from global bonds and Treasury inflation protected securities more than offset the benefit of the Fund's higher equity allocation. Positions in Variable Portfolio — MFS Value Fund, Variable Portfolio — Partners Small Cap Value Fund, Variable Portfolio — NFJ Dividend Value Fund, Columbia Variable Portfolio — Select Large-Cap Value Fund and Columbia Variable Portfolio — Contrarian Core Fund were the top contributors to performance for the period. Positions in Columbia Variable Portfolio — Global Bond Fund, Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — J.P. Morgan Core Bond Fund and Columbia Variable Portfolio — Diversified Bond Fund detracted from results.

The Fund also invests in instruments designed to shield the portfolio from the full effect of sharp market declines. The value of these investments, which is tied to the level of market volatility, fell during the period, detracting from performance. To efficiently achieve the tactical positioning necessary to manage volatility, the Fund invests in equity and fixed income futures. These investments had little to no effect on relative portfolio performance.

Market Volatility Determined Positioning

Market volatility declined over the period and, if it continues to do so, our intent is to continue to increase the portfolio's exposure to the equity markets. On the other hand, if volatility rises, we expect to decrease the Fund's equity exposure. We continue to follow long-term measures of predicted equity market volatility to determine how to adjust the Fund's equity exposure to best manage volatility and its effects on the investment portfolio. Currently, these measures are consistent with ongoing equity market strength but any change in key indicators could signal oncoming equity market volatility.

Looking Ahead

The strong equity returns of the past two years present an investment strategy challenge. We believe that equities continue to look attractive at this time. However, we believe stock markets outside the United States currently show more potential in the year ahead. In fact, using a combination of fundamental, macroeconomic and technical indicators, the United States presently ranks in the bottom half of the countries covered by the analysis of Columbia's asset allocation team, while Japan and Germany, for example, rank near the top. That said, we remain cautious at this time on emerging markets and will look for signs of acceleration in global trade before we selectively add to emerging market equities.

Another aspect of our equity investment strategy for 2014 is an increase in active risk. At this time, we believe that conditions are favorable for active equity strategies to outperform passive strategies. Most important, in our view, the degree to which stock prices are being moved by macro influences is currently falling. With major macro uncertainties, such as recession risk or policy uncertainty having receded during 2013, we currently expect that individual stock prices

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Manager Discussion of Fund Performance (continued)

may be increasingly influenced by company specific fundamentals. Indeed, the correlation of price movements across individual stocks has fallen dramatically from the high seen in the fall of 2011, and begins 2014 at its lowest level in years. We believe this decline in stock correlations provides a much-improved environment for stock selection. Furthermore, if the trajectory of overall market returns flattens a bit, active strategies have the potential to make up a larger share of overall equity portfolio returns in 2014.

Presently, our outlook for the bond market targets sectors that trade on their yield spread relative to U.S. Treasuries, such as high-yield U.S. corporate bonds, which we believe continue to be attractively priced. At this time, we do not foresee a significant rise in default risk as long as economic growth does not disappoint. We also see some current value in emerging market sovereign bonds, although we continue to monitor liquidity pressures for these bonds because investors seem skeptical on the prospects for emerging market assets, in general. For portfolio protection, traditionally the role of fixed income in a diversified portfolio, investors may want to consider non-traditional diversifiers, such as absolute return liquid alternative strategies. These strategies are designed for positive return and low correlation to major asset classes and are particularly attractive when the power of bonds to diversify is weakening.

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract, if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your variable annuity contract, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,037.90	1,022.07	3.48	3.45	0.67	5.92	5.87	1.14

Expenses paid during the period are equal to the Fund's annualized expense ratio for Class 2 as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Equity Funds 15.0%

Issuer	Shares	Value ($)
International 4.1%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	13,509	213,579
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	21,529	303,556
Variable Portfolio — DFA International Value Fund, Class 1(a)	37,738	435,877
Variable Portfolio — Invesco International Growth Fund, Class 1(a)	31,979	435,878
Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	22,304	303,559
Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	33,555	435,877
Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	41,434	435,879
Total		2,564,205
U.S. Large Cap 7.8%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	38,353	549,210
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	28,803	523,058
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	25,220	261,529
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	14,020	435,880
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1(a)(b)	15,456	261,523
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	25,271	408,636
Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	15,688	261,528
Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	15,091	261,527
Variable Portfolio — MFS Value Fund, Class 1(a)(b)	35,917	610,233
Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	30,714	523,057
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	14,776	261,527
Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	38,013	523,057
Total		4,880,765

Equity Funds (continued)

Issuer	Shares	Value ($)
U.S. Mid Cap 1.4%
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	10,087	165,634
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	20,180	348,703
Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	19,848	331,268
Total		845,605
U.S. Small Cap 1.7%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	10,213	186,806
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	14,053	257,170
Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	27,012	605,876
Total		1,049,852
Total Equity Funds (Cost: $8,443,472)		9,340,427

Fixed-Income Funds 55.1%

Floating Rate 2.8%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	171,755	1,712,399
Global Bond 4.0%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	236,936	2,511,517
High Yield 6.4%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	458,737	3,995,600
Inflation Protected Securities 5.5%
Variable Portfolio — BlackRock Global Inflation- Protected Securities Fund, Class 1(a)	391,852	3,424,785
Investment Grade 32.7%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	410,566	4,109,767
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	393,278	4,109,759

The accompanying Notes to Financial statements are an integral part of this statement.

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

December 31, 2013

Fixed-Income Funds (continued)

Issuer	Shares	Value ($)
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	223,405	2,283,201
Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	387,714	4,109,762
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	387,348	4,109,762
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	113,933	1,141,603
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	45,033	456,638
Total		20,320,492
Multisector 3.7%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	260,342	2,283,200
Total Fixed-Income Funds (Cost: $34,605,959)		34,247,993

Residential Mortgage-Backed Securities — Agency 9.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)(d)
01/16/29	2.500%	592,000	585,895
01/16/29	3.000%	592,000	604,141
01/13/44	3.500%	4,340,000	4,311,180
01/13/44	4.000%	592,000	609,390
Total Residential Mortgage-Backed Securities — Agency (Cost: $6,144,089)			6,110,606

Exchange-Traded Funds 6.0%

Issuer	Shares	Value ($)
SPDR S&P 500 ETF Trust	9,775	1,805,149
iShares Core S&P 500 ETF	829	153,904
iShares MSCI EAFE ETF	22,851	1,532,388
iShares Russell 2000 ETF	2,175	250,799
Total Exchange-Traded Funds (Cost: $3,410,575)		3,742,240

Options Purchased Puts 0.8%

Issuer	Contracts	Exercise Price ($)	Expiration Date	Value ($)
S&P 500 Index	15	1,700.00	12/19/15	201,900
	5	1,600.00	12/19/15	51,550
	28	1,500.00	12/19/15	218,400
Total Options Purchased Puts (Cost: $669,698)				471,850

Money Market Funds 23.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(a)(e)	14,277,342	14,277,342
Total Money Market Funds (Cost: $14,277,342)		14,277,342
Total Investments (Cost: $67,551,135)		68,190,458
Other Assets & Liabilities, Net		(6,004,442)
Net Assets		62,186,016

The accompanying Notes to Financial statements are an integral part of this statement.

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

December 31, 2013

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, cash totaling $211,900 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
RUSSELL 2000 EMINI ICE	1	USD	116,140	March 2014	3,299	—
S&P 500	1	USD	460,275	March 2014	15,197	—
S&P 500 EMINI	32	USD	2,945,760	March 2014	75,836	—
US 10YR NOTE	2	USD	246,094	March 2014	—	(4,535)
US 2YR NOTE	(10)	USD	(2,198,125)	April 2014	4,013	—
US 5YR NOTE	43	USD	5,130,437	March 2014	—	(56,258)
US ULTRA T-BOND	2	USD	272,500	March 2014	—	(4,113)
Total					98,345	(64,906)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	10,000,000	20,660,303	(16,382,961)	—	14,277,342	—	5,530	14,277,342
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	—	627,049	(142,664)	2,902	487,287	—	—	549,210
Columbia Variable Portfolio — Diversified Bond Fund, Class 1	—	5,065,200	(763,692)	(101,938)	4,199,570	74,452	76,710	4,109,767
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	—	610,678	(130,325)	1,531	481,884	—	—	523,058
Columbia Variable Portfolio — Emerging Markets Fund, Class 1	—	252,715	(41,979)	(2,922)	207,814	—	604	213,579
Columbia Variable Portfolio — Global Bond Fund, Class 1	—	3,059,689	(469,242)	(30,294)	2,560,153	6,922	—	2,511,517
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	—	4,941,633	(781,638)	(164,146)	3,995,849	103,678	143,636	3,995,600
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	—	304,768	(73,549)	854	232,073	—	—	261,529
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	—	481,020	(85,681)	2,255	397,594	—	—	435,880
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	—	4,929,626	(788,169)	(29,606)	4,111,851	19,777	40,431	4,109,759
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	—	185,664	(39,748)	632	146,548	—	—	165,634
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1	—	303,991	(78,139)	243	226,095	6,225	—	261,523

The accompanying Notes to Financial statements are an integral part of this statement.

Annual Report 2013
10

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	—	461,674	(101,357)	2,663	362,980	—	—	408,636
Columbia Variable Portfolio — Strategic Income Fund, Class 1	—	2,825,714	(472,580)	(44,811)	2,308,323	26,711	47,094	2,283,200
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	—	2,728,436	(425,606)	(9,755)	2,293,075	—	7,116	2,283,201
Variable Portfolio — American Century Diversified Bond Fund, Class 1	—	4,977,449	(767,929)	(54,723)	4,154,797	31,102	33,108	4,109,762
Variable Portfolio — American Century Growth Fund, Class 1	—	303,392	(71,649)	622	232,365	—	—	261,528
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	—	4,213,848	(634,304)	(69,701)	3,509,843	46,306	162	3,424,785
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	—	346,765	(66,076)	(456)	280,233	2,127	1,681	303,556
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	—	209,086	(44,649)	379	164,816	—	—	186,806
Variable Portfolio — DFA International Value Fund, Class 1	—	575,925	(179,077)	(2,067)	394,781	—	6,284	435,877
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	—	2,061,694	(336,889)	(14,385)	1,710,420	5,690	30,736	1,712,399
Variable Portfolio — Holland Large Cap Growth Fund, Class 1	—	304,768	(73,936)	1,291	232,123	—	—	261,527
Variable Portfolio — Invesco International Growth Fund, Class 1	—	604,415	(203,031)	(3,577)	397,807	3,488	4,047	435,878
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	—	4,957,890	(767,576)	(38,603)	4,151,711	2,951	35,995	4,109,762
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	—	420,378	(109,534)	1,714	312,558	—	—	348,703
Variable Portfolio — MFS Value Fund, Class 1	—	690,084	(148,972)	3,804	544,916	—	—	610,233
Variable Portfolio — Mondrian International Small Cap Fund, Class 1	—	349,532	(64,784)	(1,083)	283,665	2,939	2,408	303,559
Variable Portfolio — NFJ Dividend Value Fund, Class 1	—	619,791	(145,870)	2,521	476,442	—	—	523,057
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	—	299,429	(74,370)	907	225,966	—	—	261,527
Variable Portfolio — Partners Small Cap Growth Fund, Class 1	—	287,793	(63,435)	565	224,923	—	—	257,170
Variable Portfolio — Partners Small Cap Value Fund, Class 1	—	679,465	(142,300)	1,385	538,550	—	—	605,876

The accompanying Notes to Financial statements are an integral part of this statement.

Annual Report 2013
11

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1	—	1,373,242	(211,859)	(8,520)	1,152,863	6,708	3,832	1,141,603
Variable Portfolio — Pyramis® International Equity Fund, Class 1	—	496,711	(93,613)	(681)	402,417	4,357	3,314	435,877
Variable Portfolio — Pyrford International Equity Fund, Class 1	—	499,394	(80,507)	(347)	418,540	—	1,878	435,879
Variable Portfolio — Sit Dividend Growth Fund, Class 1	—	615,196	(139,613)	2,519	478,102	—	—	523,057
Variable Portfolio — Victory Established Value Fund, Class 1	—	369,267	(77,683)	1,409	292,993	—	—	331,268
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	—	547,555	(88,212)	(1,839)	457,504	1,525	1,709	456,638
Total	10,000,000	73,241,229	(25,363,198)	(551,258)	57,326,773	344,958	446,275	57,865,762

(b)  Non-income producing.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)  The rate shown is the seven-day current annualized yield at December 31, 2013.

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial statements are an integral part of this statement.

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13

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	9,340,427	—	—	9,340,427
Fixed-Income Funds	34,247,993	—	—	34,247,993
Money Market Funds	14,277,342	—	—	14,277,342
Total Mutual Funds	57,865,762	—	—	57,865,762
Bonds
Residential Mortgage-Backed Securities — Agency	—	6,110,606	—	6,110,606
Total Bonds	—	6,110,606	—	6,110,606
Equity Securities
Exchange-Traded Funds	3,742,240	—	—	3,742,240
Total Equity Securities	3,742,240	—	—	3,742,240
Other
Options Purchased Puts	471,850	—	—	471,850
Total Other	471,850	—	—	471,850
Investments in Securities	62,079,852	6,110,606	—	68,190,458
Derivatives
Assets
Futures Contracts	98,345	—	—	98,345
Liabilities
Futures Contracts	(64,906)	—	—	(64,906)
Total	62,113,291	6,110,606	—	68,223,897

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $10,224,362)	$10,324,696
Affiliated issuers (identified cost $57,326,773)	57,865,762
Total investments (identified cost $67,551,135)	68,190,458
Cash	82,402
Margin deposits	211,900
Receivable for:
Investments sold	115,632
Dividends	10,658
Interest	7,209
Variation margin	12,766
Expense reimbursement due from Investment Manager	167
Prepaid expenses	173
Trustees' deferred compensation plan	1,500
Other assets	4,017
Total assets	68,636,882
Liabilities
Payable for:
Investments purchased	82,402
Investments purchased on a delayed delivery basis	6,151,299
Capital shares purchased	165,188
Variation margin	6,000
Investment management fees	337
Distribution and/or service fees	427
Transfer agent fees	31
Administration fees	55
Compensation of board members	166
Chief compliance officer expenses	5
Other expenses	43,456
Trustees' deferred compensation plan	1,500
Total liabilities	6,450,866
Net assets applicable to outstanding capital stock	$62,186,016
Represented by
Trust capital	$62,186,016
Total — representing net assets applicable to outstanding capital stock	$62,186,016
Class 2
Net assets	$62,186,016
Shares outstanding	6,141,410
Net asset value per share	$10.13

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Statement of Operations

Year Ended December 31, 2013(a)

Net investment income
Income:
Dividends — unaffiliated issuers	$49,565
Dividends — affiliated issuers	446,275
Total income	495,840
Expenses:
Investment management fees	49,327
Distribution and/or service fees
Class 2	61,767
Transfer agent fees
Class 2	4,484
Administration fees	7,931
Compensation of board members	10,752
Custodian fees	44,848
Printing and postage fees	20,599
Professional fees	15,952
Chief compliance officer expenses	11
Other	8,346
Total expenses	224,017
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(58,480)
Total net expenses	165,537
Net investment income	330,303
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	58,494
Investments — affiliated issuers	(551,258)
Capital gain distributions from underlying affiliated funds	344,958
Futures contracts	35,110
Net realized loss	(112,696)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	100,334
Investments — affiliated issuers	538,989
Futures contracts	33,439
Net change in unrealized appreciation (depreciation)	672,762
Net realized and unrealized gain	560,066
Net increase in net assets resulting from operations	$890,369

(a) For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Statement of Changes in Net Assets

Year Ended December 31, 2013(a)
Operations
Net investment income	$330,303
Net realized loss	(112,696)
Net change in unrealized appreciation (depreciation)	672,762
Net increase in net assets resulting from operations	890,369
Increase (decrease) in net assets from capital stock activity	51,295,647
Total increase in net assets	52,186,016
Net assets at beginning of year	10,000,000
Net assets at end of year	$62,186,016

(a) For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013(a)
	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	6,542,924	65,387,757
Redemptions	(1,401,514)	(14,092,110)
Net increase	5,141,410	51,295,647
Total net increase	5,141,410	51,295,647

(a) For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 2	Year Ended December 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.10
Net realized and unrealized gain	0.03
Total from investment operations	0.13
Net asset value, end of period	$10.13
Total return	1.30%
Ratios to average net assets(b)
Total gross expenses	0.91	%(c)
Total net expenses(d)	0.67	%(c)
Net investment income	1.34	%(c)
Supplemental data
Net assets, end of period (in thousands)	$62,186
Portfolio turnover	109	%(e)

Notes to Financial Highlights

(a)  For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 46% for the period ended December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Conservative Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds" and invests in a combination of underlying affiliated funds* for which Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or an affiliate acts as investment manager or principal underwriter (affiliated underlying funds). The Fund may also invest in exchange-traded funds (ETFs), (collectively with the affiliated underlying funds, the Underlying Funds), equity and fixed income securities, including treasury inflation protected securities (TIPS) and other instruments such as derivatives.

*For information on the goals, investment strategies and risks of the affiliated underlying funds, please refer to the Fund's most recent prospectus and the prospectuses of the affiliated underlying funds.

On April 11, 2013, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $10,000,000 in the Fund, which represented the initial capital for Class 2 at $10.00 per share. The Fund commenced operations on April 12, 2013.

These financial statements cover the period from April 12, 2013 (commencement of operations) to December 31, 2013.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts issued by affiliated life insurance companies. You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of each class of the respective underlying fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date.

All equity securities and exchange traded funds (ETFs) are valued at the close of business of the NYSE. Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

December 31, 2013

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

December 31, 2013

liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market, and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For over-the-counter options contracts, the transaction is also subject to counterparty credit risk. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

December 31, 2013

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2013:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Options Purchased Puts(c)	471,850	—	471,850	—	—	—	471,850

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Purchased options are included within investments at value on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	94,332	*
Equity risk	Investments at value — unaffiliated issuers (for purchased options)	471,850
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	4,013	*
Total		570,195
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	64,906	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the period ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	156,524
Interest rate risk	(121,414)
Total	35,110
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	98,345	(197,848)	(99,503)
Interest rate risk	(64,906)	—	(64,906)
Total	33,439	(197,848)	(164,409)

The following table is a summary of the volume of derivative instruments for the period ended December 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	461
Options contracts	48

Annual Report 2013
23

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

December 31, 2013

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2013
24

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

December 31, 2013

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in underlying funds (including any ETFs) that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than underlying funds (including ETFs) that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The annualized effective investment management fee rate for the period ended December 31, 2013 was 0.20% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as "acquired funds") in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in underlying funds (including any ETFs) that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than underlying mutual funds (including any ETFs) that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The annualized effective administration fee rate for the period ended December 31, 2013 was 0.03% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in underlying funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than underlying mutual funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the period ended December 31, 2013, the Fund's annualized effective transfer agent fee rate as a percentage of average daily net assets of Class 2 was 0.02%.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through

Annual Report 2013
25

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

December 31, 2013

April 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of underlying funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of 1.15% of Class 2 average daily net assets.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $85,965,177 and $32,868,318, respectively, for the period ended December 31, 2013, of which $26,638,826 and $20,523,319, respectively, were U.S. government securities.

Note 5. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

Effective December 10, 2013, the Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the period ended December 31, 2013.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or

Annual Report 2013
26

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

December 31, 2013

regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
27

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Managed Volatility Conservative Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Managed Volatility Conservative Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period April 12, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2014

Annual Report 2013
28

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
29

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden décor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 183; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
30

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013
31

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Annual Report 2013
32

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
33

Columbia Variable Portfolio — Managed Volatility Conservative Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6624 C (2/14)

Annual Report

December 31, 2013

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of affiliated insurance companies. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	27
Trustees and Officers	28
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund (the Fund) Class 2 shares returned 4.50% for the period from the Fund's inception on April 12, 2013 through December 31, 2013.

>  During the same time period, the Fund outperformed both its Blended Index, which gained 4.21%, and the Barclays U.S. Aggregate Bond Index, which returned -2.64%.

>  The Fund's higher-than-normal equity exposure helped lift performance above its Blended Index as did a cautious approach to fixed income positioning.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	Life
Class 2	04/12/13	4.50
Blended Index		4.21
Barclays U.S. Aggregate Bond Index		-2.64

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, established by the Investment Manager, consists of a 65% weighting of the Barclays U.S. Aggregate Bond Index, an 18% weighting of the S&P 500 Index, an 11% weighting of the MSCI EAFE Index (Net) and a 6% weighting of the Russell 2000 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 12, 2013 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Manager Discussion of Fund Performance

From the Fund's inception on April 12, 2013 through December 31, 2013, the Fund's Class 2 shares returned 4.50%. During the same time period, the Fund outperformed both its Blended Index, which gained 4.21%, and the Barclays U.S. Aggregate Bond Index, which returned -2.64%. The Fund's higher-than-normal equity exposure helped lift performance above its Blended Index. Within the Fund's fixed income holdings, we took a cautious approach and focused on shorter maturities given the possibility of increased interest rates. This positioning also aided results.

Growth Picked Up, Equity Markets Responded

After five years of modest progress, the pace of economic growth picked up in the second half of 2013. New jobs were added to the labor market at a rate close to 200,000 per month throughout the year, although December's gains were unexpectedly lackluster. A rebound in housing showed staying power, despite rising mortgage rates, and manufacturing activity accelerated. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season. Growth, as measured by gross domestic product, was revised up to 4.1% in the third quarter. Expectations are for a solid fourth quarter and the economy is forecast to expand by 2% to 3% in 2014, with contributions from a narrowing trade deficit, continued recovery in housing, modest increases in capital spending and stronger global demand.

Global equity markets posted solid returns for 2013, despite a modest pullback in the first half after Federal Reserve (the Fed) Board Chairman Ben Bernanke indicated that the Fed might be ready to taper is monthly bond-buying program, removing stimulus from the economy. However, the Fed took no action in 2013, postponing a modest tapering to begin in January 2014. Against this backdrop, the MSCI World Index, a broad measure of global equity market performance, gained 26% for the year. Performance varied significantly among regions. Developed markets, such as Japan and the United States, each returned more than 25%, while the MSCI Emerging Market Index (measured in U.S.$) posted a loss of just over 2%. In the U.S. market, small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. We believe that, from a valuation perspective, global equities do not appear overly stretched, although the monetary backdrop certainly needs to be considered when weighing short-term earnings quality against longer-term measures supporting valuations. The MSCI World Index ended the year with a trailing price-to-earnings ratio of 17.5, which is roughly in line with its 44-year average.

In the U.S. bond market, most sectors generated negative returns. At one end of the spectrum, long-term Treasuries and Treasury Inflation Protected Securities lost significant ground, while U.S. high yield corporate bonds posted total returns in excess of 7% for the year.

Significant Performance Factors

The Fund is designed to manage exposure to equity market volatility. We aim to decrease equity exposure when volatility is high and increase exposure to the equity markets when stock price volatility is low. During 2013, equity market volatility was on average lower than normal. As a result, the Fund was

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Melda Mergen, CFA, CAIA

Kent Bergene

Portfolio Allocation (%) (at December 31, 2013)
Allocations to Underlying Funds
Underlying Funds: Equity	28.3
International	7.8
U.S. Large Cap	14.7
U.S. Mid Cap	2.6
U.S. Small Cap	3.2
Underlying Funds: Fixed Income	37.8
Floating Rate	1.9
Global Bond	2.8
High Yield	4.9
Inflation Protected Securities	3.8
Investment Grade	21.9
Multisector	2.5
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	18.3
Exchange-Traded Funds	7.7
Residential Mortgage-Backed Securities — Agency	6.5
Options Purchased Puts	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in an affiliated money market fund (amounting to $50.1 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Manager Discussion of Fund Performance (continued)

overweight in equities relative to the Blended Index during most of the period. Positions in Variable Portfolio — MFS Value Fund, Variable Portfolio — Partners Small Cap Value Fund, Variable Portfolio — NFJ Dividend Value Fund, Columbia Variable Portfolio — Select Large-Cap Value Fund and Columbia Variable Portfolio — Contrarian Core Fund were the top contributors to performance for the period. Positions in Columbia Variable Portfolio — Global Bond Fund, Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — J.P. Morgan Core Bond Fund and Columbia Variable Portfolio — Diversified Bond Fund detracted from results.

The Fund also invests in instruments designed to shield the portfolio from the full effect of sharp market declines. The value of these investments, which is tied to the level of market volatility, fell during the period, detracting from performance. To efficiently achieve the tactical positioning necessary to manage volatility, the Fund invests in equity and fixed income futures. These investments had little to no effect on relative portfolio performance.

Market Volatility Determined Positioning

Market volatility declined over the period and, if it continues to do so, our intent is to continue to increase the portfolio's exposure to the equity markets. On the other hand, if volatility rises, we expect to decrease the Fund's equity exposure. We continue to follow long-term measures of predicted equity market volatility to determine how to adjust the Fund's equity exposure to best manage volatility and its effects on the investment portfolio. Currently, these measures are consistent with ongoing equity market strength but any change in key indicators could signal oncoming equity market volatility.

Looking Ahead

The strong equity returns of the past two years present an investment strategy challenge. We believe that equities continue to look attractive at this time. However, we believe stock markets outside the United States currently show more potential in the year ahead. In fact, using a combination of fundamental, macroeconomic and technical indicators, the United States presently ranks in the bottom half of the countries covered by the analysis of Columbia's asset allocation team, while Japan and Germany, for example, rank near the top. That said, we remain cautious at this time on emerging markets and will look for signs of acceleration in global trade before we selectively add to emerging market equities.

Another aspect of our equity investment strategy for 2014 is an increase in active risk. At this time, we believe that conditions are favorable for active equity strategies to outperform passive strategies. Most important, in our view, the degree to which stock prices are being moved by macro influences is currently falling. With major macro uncertainties, such as recession risk or policy uncertainty having receded during 2013, we currently expect that individual stock prices may be increasingly influenced by company specific fundamentals. Indeed, the correlation of price movements across individual stocks has fallen dramatically from the high seen in the fall of 2011, and begins 2014 at its lowest level in years. We believe this decline in stock correlations provides a much-improved environment for stock selection. Furthermore, if the trajectory of

Annual Report 2013
5

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Manager Discussion of Fund Performance (continued)

overall market returns flattens a bit, active strategies have the potential to make up a larger share of overall equity portfolio returns in 2014.

Presently, our outlook for the bond market targets sectors that trade on their yield spread relative to U.S. Treasuries, such as high-yield U.S. corporate bonds, which we believe continue to be attractively priced. At this time, we do not foresee a significant rise in default risk as long as economic growth does not disappoint. We also see some current value in emerging market sovereign bonds, although we continue to monitor liquidity pressures for these bonds because investors seem skeptical on the prospects for emerging market assets, in general. For portfolio protection, traditionally the role of fixed income in a diversified portfolio, investors may want to consider non-traditional diversifiers, such as absolute return liquid alternative strategies. These strategies are designed for positive return and low correlation to major asset classes and are particularly attractive when the power of bonds to diversify is weakening.

Annual Report 2013
6

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract, if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your variable annuity contract, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,064.20	1,022.37	3.21	3.14	0.61	5.94	5.82	1.13

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Equity Funds 30.1%

	Shares	Value ($)
International 8.3%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	115,478	1,825,713
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	178,551	2,517,564
Variable Portfolio — DFA International Value Fund, Class 1(a)	313,009	3,615,251
Variable Portfolio — Invesco International Growth Fund, Class 1(a)	265,245	3,615,286
Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	184,976	2,517,523
Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	278,299	3,615,105
Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	343,640	3,615,094
Total		21,321,536
U.S. Large Cap 15.7%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	309,261	4,428,620
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	233,902	4,247,661
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	209,171	2,169,103
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	120,353	3,741,760
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1(a)(b)	130,494	2,207,950
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	209,058	3,380,471
Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	130,123	2,169,151
Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	125,169	2,169,171
Variable Portfolio — MFS Value Fund, Class 1(a)(b)	281,934	4,790,065
Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	260,051	4,428,673

Equity Funds (continued)

	Shares	Value ($)
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	122,555	2,169,224
Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	321,843	4,428,562
Total		40,330,411
U.S. Mid Cap 2.7%
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	82,565	1,355,722
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	188,296	3,253,758
Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	151,622	2,530,569
Total		7,140,049
U.S. Small Cap 3.4%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	84,708	1,549,318
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	116,411	2,130,312
Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	224,491	5,035,330
Total		8,714,960
Total Equity Funds (Cost: $71,890,502)		77,506,956

Fixed-Income Funds 40.2%

Floating Rate 2.0%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	517,960	5,164,062
Global Bond 3.0%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	714,508	7,573,790
High Yield 5.2%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	1,541,511	13,426,560
Inflation Protected Securities 4.0%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	1,181,708	10,328,123

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Fixed-Income Funds (continued)

	Shares	Value ($)
Investment Grade 23.3%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	1,238,108	12,393,458
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	1,186,005	12,393,748
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	673,704	6,885,258
Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	1,169,196	12,393,474
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	1,168,094	12,393,475
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	343,567	3,442,547
Total		59,901,960
Multisector 2.7%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	785,089	6,885,232
Total Fixed-Income Funds (Cost: $104,078,784)		103,279,727

Residential Mortgage-Backed Securities — Agency 7.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)(d)
01/16/29	2.500%	1,750,000	1,731,953
01/16/29	3.000%	1,750,000	1,785,889
01/13/44	3.500%	12,675,000	12,590,831
01/13/44	4.000%	1,750,000	1,801,406
Total Residential Mortgage-Backed Securities — Agency (Cost: $18,007,413)			17,910,079

Exchange-Traded Funds 8.2%

	Shares	Value ($)
SPDR S&P 500 ETF Trust	50,125	9,256,584
iShares MSCI EAFE ETF	154,550	10,364,123
iShares Russell 2000 ETF	12,800	1,475,968
Total Exchange-Traded Funds (Cost: $19,928,579)		21,096,675

Options Purchased Puts 1.4%

Issuer	Contracts	Exercise Price ($)	Expiration Date	Value ($)
S&P 500 Index	150	1,700.00	12/19/15	2,019,000
	25	1,500.00	12/19/15	195,000
	145	1,600.00	12/19/15	1,494,950
Total Options Purchased Puts (Cost: $4,576,823)				3,708,950

Money Market Funds 19.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(a)(e)	50,121,728	50,121,728
Total Money Market Funds (Cost: $50,121,728)		50,121,728
Total Investments (Cost: $268,603,829)		273,624,115
Other Assets & Liabilities, Net		(16,339,444)
Net Assets		257,284,671
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2013

At December 31, 2013, cash totaling $1,640,325 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
RUSSELL 2000 EMINI ICE	5	USD	580,700	March 2014	16,419	—
S&P 500	8	USD	3,682,200	March 2014	94,572	—
S&P 500 EMINI	291	USD	26,788,005	March 2014	673,764	—
US 10YR NOTE	3	USD	369,141	March 2014	—	(6,802)
US 2YR NOTE	(84)	USD	(18,464,250)	March 2014	33,407	—
US 5YR NOTE	195	USD	23,265,938	March 2014	—	(253,909)
US ULTRA T-BOND	4	USD	545,000	March 2014	—	(8,226)
Total					818,162	(268,937)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	10,000,000	71,760,417	(31,638,689)	—	50,121,728	—	14,218	50,121,728
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	—	4,269,643	(212,014)	4,493	4,062,122	—	—	4,428,620
Columbia Variable Portfolio — Diversified Bond Fund, Class 1	—	13,101,793	(439,606)	(59,429)	12,602,758	109,103	112,412	12,393,458
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	—	4,187,416	(193,464)	1,610	3,995,562	—	—	4,247,661
Columbia Variable Portfolio — Emerging Markets Fund, Class 1	—	1,842,581	(60,450)	(7,185)	1,774,946	—	2,764	1,825,713
Columbia Variable Portfolio — Global Bond Fund, Class 1	—	7,973,005	(264,170)	(15,643)	7,693,192	10,198	—	7,573,790
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	—	14,007,916	(486,611)	(121,043)	13,400,262	142,911	198,137	13,426,560
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	—	2,093,872	(108,380)	1,556	1,987,048	—	—	2,169,103
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	—	3,472,441	(419)	(18)	3,472,004	—	—	3,741,760
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	—	12,844,116	(444,167)	(18,990)	12,380,959	28,870	59,020	12,393,748
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	—	1,290,479	(49,646)	899	1,241,732	—	—	1,355,722
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1	—	2,107,896	(110,005)	1,501	1,999,392	50,626	—	2,207,950
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	—	3,230,845	(124,910)	3,037	3,108,972	—	—	3,380,471

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Strategic Income Fund, Class 1	—	7,218,415	(248,018)	(7,308)	6,963,089	46,137	81,344	6,885,232
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	—	7,154,960	(243,118)	(8,530)	6,903,312	—	10,405	6,885,258
Variable Portfolio — American Century Diversified Bond Fund, Class 1	—	12,961,468	(439,587)	(32,771)	12,489,110	45,607	48,548	12,393,474
Variable Portfolio — American Century Growth Fund, Class 1	—	2,092,394	(106,962)	1,119	1,986,551	—	—	2,169,151
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	—	10,931,532	(359,185)	(34,991)	10,537,356	68,703	338	10,328,123
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	—	2,449,090	(89,514)	(4,257)	2,355,319	8,536	8,193	2,517,564
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	—	1,473,893	(58,189)	1,078	1,416,782	—	—	1,549,318
Variable Portfolio — DFA International Value Fund, Class 1	—	3,709,790	(339,327)	(7,917)	3,362,546	—	30,136	3,615,251
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	—	5,347,114	(184,231)	(9,820)	5,153,063	8,295	44,808	5,164,062
Variable Portfolio — Holland Large Cap Growth Fund, Class 1	—	2,090,310	(106,710)	1,460	1,985,060	—	—	2,169,171
Variable Portfolio — Invesco International Growth Fund, Class 1	—	3,788,424	(411,595)	(13,316)	3,363,513	13,994	18,181	3,615,286
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	—	12,951,497	(439,657)	(23,153)	12,488,687	4,322	52,718	12,393,475
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	—	3,151,052	(144,841)	2,402	3,008,613	—	—	3,253,758
Variable Portfolio — MFS Value Fund, Class 1	—	4,625,756	(223,488)	4,061	4,406,329	—	—	4,790,065
Variable Portfolio — Mondrian International Small Cap Fund, Class 1	—	2,464,124	(88,932)	(5,608)	2,369,584	11,844	11,574	2,517,523
Variable Portfolio — NFJ Dividend Value Fund, Class 1	—	4,346,481	(204,170)	3,040	4,145,351	—	—	4,428,673
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	—	2,056,431	(107,634)	1,082	1,949,879	—	—	2,169,224
Variable Portfolio — Partners Small Cap Growth Fund, Class 1	—	2,028,965	(84,686)	2,042	1,946,321	—	—	2,130,312
Variable Portfolio — Partners Small Cap Value Fund, Class 1	—	4,815,804	(187,961)	4,031	4,631,874	—	—	5,035,330
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1	—	3,594,933	(121,880)	(6,057)	3,466,996	9,823	5,611	3,442,547
Variable Portfolio — Pyramis® International Equity Fund, Class 1	—	3,507,474	(119,933)	(6,919)	3,380,622	17,487	14,804	3,615,105
Variable Portfolio — Pyrford International Equity Fund, Class 1	—	3,496,821	—	—	3,496,821	—	12,338	3,615,094
Variable Portfolio — Sit Dividend Growth Fund, Class 1	—	4,337,202	(203,282)	1,237	4,135,157	—	—	4,428,562

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Victory Established Value Fund, Class 1	—	2,422,354	(116,195)	2,243	2,308,402	—	—	2,530,569
Total	10,000,000	255,198,704	(38,761,626)	(346,064)	226,091,014	576,456	725,549	230,908,411

(b)  Non-income producing.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)  The rate shown is the seven-day current annualized yield at December 31, 2013.

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include:(i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	77,506,956	—	—	77,506,956
Fixed-Income Funds	103,279,727	—	—	103,279,727
Money Market Funds	50,121,728	—	—	50,121,728
Total Mutual Funds	230,908,411	—	—	230,908,411
Bonds
Residential Mortgage-Backed Securities — Agency	—	17,910,079	—	17,910,079
Total Bonds	—	17,910,079	—	17,910,079
Equity Securities
Exchange-Traded Funds	21,096,675	—	—	21,096,675
Total Equity Securities	21,096,675	—	—	21,096,675
Other
Options Purchased Puts	3,708,950	—	—	3,708,950
Total Other	3,708,950	—	—	3,708,950
Investments in Securities	255,714,036	17,910,079	—	273,624,115
Derivatives
Assets
Futures Contracts	818,162	—	—	818,162
Liabilities
Futures Contracts	(268,937)	—	—	(268,937)
Total	256,263,261	17,910,079	—	274,173,340

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $42,512,815)	$42,715,704
Affiliated issuers (identified cost $226,091,014)	230,908,411
Total investments (identified cost $268,603,829)	273,624,115
Cash	1,030,019
Margin deposits	1,640,325
Receivable for:
Capital shares sold	2,278,678
Dividends	50,367
Interest	21,131
Variation margin	113,252
Prepaid expenses	299
Trustees' deferred compensation plan	1,590
Other assets	3,423
Total assets	278,763,199
Liabilities
Payable for:
Investments purchased	3,364,646
Investments purchased on a delayed delivery basis	18,028,544
Capital shares purchased	11,093
Variation margin	22,047
Investment management fees	1,358
Distribution and/or service fees	1,730
Transfer agent fees	123
Administration fees	221
Compensation of board members	178
Chief compliance officer expenses	20
Expense reimbursement due to Investment Manager	469
Other expenses	46,509
Trustees' deferred compensation plan	1,590
Total liabilities	21,478,528
Net assets applicable to outstanding capital stock	$257,284,671
Represented by
Trust capital	$257,284,671
Total — representing net assets applicable to outstanding capital stock	$257,284,671
Class 2
Net assets	$257,284,671
Shares outstanding	24,608,834
Net asset value per share	$10.45

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Statement of Operations

Year Ended December 31, 2013(a)

Net investment income
Income:
Dividends — unaffiliated issuers	$189,577
Dividends — affiliated issuers	725,549
Total income	915,126
Expenses:
Investment management fees	136,751
Distribution and/or service fees
Class 2	173,270
Transfer agent fees
Class 2	12,432
Administration fees	22,150
Compensation of board members	11,281
Custodian fees	48,337
Printing and postage fees	22,572
Professional fees	17,068
Chief compliance officer expenses	34
Other	7,615
Total expenses	451,510
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(26,651)
Total net expenses	424,859
Net investment income	490,267
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(290,587)
Investments — affiliated issuers	(346,064)
Capital gain distributions from underlying affiliated funds	576,456
Futures contracts	861,657
Net realized gain	801,462
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	202,889
Investments — affiliated issuers	4,817,397
Futures contracts	549,225
Net change in unrealized appreciation (depreciation)	5,569,511
Net realized and unrealized gain	6,370,973
Net increase in net assets resulting from operations	$6,861,240

(a) For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Statement of Changes in Net Assets

Year Ended December 31, 2013(a)
Operations
Net investment income	$490,267
Net realized gain	801,462
Net change in unrealized appreciation (depreciation)	5,569,511
Net increase in net assets resulting from operations	6,861,240
Increase (decrease) in net assets from capital stock activity	240,423,431
Total increase in net assets	247,284,671
Net assets at beginning of year	10,000,000
Net assets at end of year	$257,284,671

(a) For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013(a)
	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	24,707,566	251,503,816
Redemptions	(1,098,732)	(11,080,385)
Net increase	23,608,834	240,423,431
Total net increase	23,608,834	240,423,431

(a)  For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 2	Year Ended December 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain	0.40
Total from investment operations	0.45
Net asset value, end of period	$10.45
Total return	4.50%
Ratios to average net assets(b)
Total gross expenses	0.65	%(c)
Total net expenses(d)	0.61	%(c)
Net investment income	0.71	%(c)
Supplemental data
Net assets, end of period (in thousands)	$257,285
Portfolio turnover	60	%(e)

Notes to Financial Highlights

(a)  For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 18% for the period ended December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds" and invests in a combination of underlying affiliated funds* for which Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or an affiliate acts as investment manager or principal underwriter (affiliated underlying funds). The Fund may also invest in exchange-traded funds (ETFs), (collectively with the affiliated underlying funds, the Underlying Funds), equity and fixed income securities, including treasury inflation protected securities (TIPS) and other instruments such as derivatives.

*For information on the goals, investment strategies and risks of the affiliated underlying funds, please refer to the Fund's most recent prospectus and the prospectuses of the affiliated underlying funds.

On April 11, 2013, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $10,000,000 in the Fund, which represented the initial capital for Class 2 at $10.00 per share. The Fund commenced operations on April 12, 2013.

These financial statements cover the period from April 12, 2013 (commencement of operations) to December 31, 2013

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts by affiliated life insurance companies. You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of each class of the respective underlying fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date.

All equity securities and exchange traded funds (ETFs) are valued at the close of business of the NYSE . Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market, and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For over-the-counter options contracts, the transaction is also subject to counterparty credit risk. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2013:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Options Purchased Puts(c)	3,708,950	—	3,708,950	—	—	—	3,708,950

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Purchased options are included within investments at value on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	784,755	*
Equity risk	Investments at value — unaffiliated issuers (for purchased options)	3,708,950
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	33,407	*
Total		4,527,112
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	268,937	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the period ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	992,696	(348,338)	644,358
Interest rate risk	(131,039)	—	(131,039)
Total	861,657	(348,338)	513,319
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	784,755	(867,873)	(83,118)
Interest rate risk	(235,530)	—	(235,530)
Total	549,225	(867,873)	(318,648)

Annual Report 2013
22

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

The following table is a summary of the volume of derivative instruments for the period ended December 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	2,337
Options contracts	425

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified

Annual Report 2013
23

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in underlying funds (including any ETFs) that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than underlying funds (including ETFs) that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The annualized effective investment management fee rate for the period ended December 31, 2013 was 0.20% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as "acquired funds") in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in underlying funds (including any ETFs) that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than underlying mutual funds (including any ETFs) that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The annualized effective administration fee rate for the period ended December 31, 2013 was 0.03% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in underlying funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than underlying mutual funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the period ended December 31, 2013, the Fund's annualized effective transfer agent fee rate as a percentage of average daily net assets of Class 2 was 0.02%.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of

Annual Report 2013
24

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of underlying funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of 1.15% of Class 2 average daily net assets.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $267,317,446 and $53,123,855, respectively, for the period ended December 31, 2013, of which $55,456,934 and $37,554,880, respectively, were U.S. government securities.

Note 5. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

Effective December 10, 2013, the Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the period ended December 31, 2013.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings

Annual Report 2013
25

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
26

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period April 12, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2014

Annual Report 2013
27

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
28

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden décor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 183; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
29

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

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32

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
33

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6613 C (2/14)

Annual Report

December 31, 2013

Columbia Variable Portfolio — Managed Volatility
Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of affiliated insurance companies. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Managed Volatility Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers	30
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio — Managed Volatility Growth Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Managed Volatility Growth Fund (the Fund) Class 2 shares returned 11.40% for the period from the Fund's inception on April 12, 2013 through December 31, 2013.

>  During the same time period, the Fund outperformed its Blended Index, which returned 10.48%, and underperformed the S&P 500 Index, which returned 18.11%.

>  The Fund's higher-than-normal equity exposure helped lift performance above its Blended Index as did a cautious approach to fixed income positioning.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	Life
Class 2	04/12/13	11.40
Blended Index		10.48
S&P 500 Index		18.11

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, established by the Investment Manager, consists of a 35% weighting of the Barclays U.S. Aggregate Bond Index, a 34% weighting of the S&P 500 Index, a 19% weighting of the MSCI EAFE Index (Net) and a 12% weighting of the Russell 2000 Index. The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Variable Portfolio — Managed Volatility Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 12, 2013 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Managed Volatility Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013
3

Columbia Variable Portfolio — Managed Volatility Growth Fund

Manager Discussion of Fund Performance

For the period from the Fund's inception on April 12, 2013 through December 31, 2013, the Fund's Class 2 shares returned 11.40%. During the same time period, the Fund outperformed its Blended Index, which returned 10.48%, and underperformed the S&P 500 Index, which returned 18.11%. The Fund's higher-than-normal equity exposure helped lift performance above its Blended Index. Within the Fund's fixed-income holdings, we took a cautious approach and focused on shorter maturities given the possibility of increased interest rates. This positioning also aided results.

Growth Picked Up, Equity Markets Responded

After five years of modest progress, the pace of economic growth picked up in the second half of 2013. New jobs were added to the labor market at a rate close to 200,000 per month throughout the year, although December's gains were unexpectedly lackluster. A rebound in housing showed staying power, despite rising mortgage rates, and manufacturing activity accelerated. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season. Growth, as measured by gross domestic product, was revised up to 4.1% in the third quarter. Expectations are for a solid fourth quarter and the economy is forecast to expand by 2% to 3% in 2014, with contributions from a narrowing trade deficit, continued recovery in housing, modest increases in capital spending and stronger global demand.

Global equity markets posted solid returns for 2013, despite a modest pullback in the first half after Federal Reserve (the Fed) Board Chairman Ben Bernanke indicated that the Fed might be ready to taper is monthly bond-buying program, removing stimulus from the economy. However, the Fed took no action in 2013, postponing a modest tapering to begin in January 2014. Against this backdrop, the MSCI World Index, a broad measure of global equity market performance, gained 26% for the year. Performance varied significantly among regions. Developed markets, such as Japan and the United States, each returned more than 25%, while the MSCI Emerging Market Index (measured in U.S.$) posted a loss of just over 2%. In the U.S. market, small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. We believe that, from a valuation perspective, global equities do not appear overly stretched, although the monetary backdrop certainly needs to be considered when weighing short-term earnings quality against longer-term measures supporting valuations. The MSCI World Index ended the year with a trailing price-to-earnings ratio of 17.5, which is roughly in line with its 44-year average.

In the U.S. bond market, most sectors generated negative returns. At one end of the spectrum, long-term Treasuries and Treasury Inflation Protected Securities lost significant ground, while U.S. high yield corporate bonds posted total returns in excess of 7% for the year.

Significant Performance Factors

The Fund is designed to manage exposure to equity market volatility. We aim to decrease equity exposure when volatility is high and increase exposure to the equity markets when stock price volatility is low. During 2013, equity market volatility was on average lower than normal. As a result, the Fund was

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Melda Mergen, CFA, CAIA

Kent Bergene

Portfolio Allocation (%) (at December 31, 2013)
Allocations to Underlying Funds
Underlying Funds: Equity	59.8
International	16.5
U.S. Large Cap	31.0
U.S. Mid Cap	5.6
U.S. Small Cap	6.7
Underlying Funds: Fixed Income	10.0
Floating Rate	0.5
Global Bond	0.7
High Yield	1.3
Inflation Protected Securities	1.0
Investment Grade	5.8
Multisector	0.7
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	17.9
Exchange-Traded Funds	6.9
Residential Mortgage- Backed Securities — Agency	2.7
Options Purchased Puts	2.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in an affiliated money market fund (amounting to $359.2 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Annual Report 2013
4

Columbia Variable Portfolio — Managed Volatility Growth Fund

Manager Discussion of Fund Performance (continued)

overweight in equities relative to the blended index during most of the period. Positions in Variable Portfolio — MFS Value Fund, Variable Portfolio — Partners Small Cap Value Fund, Variable Portfolio — NFJ Dividend Value Fund, Columbia Variable Portfolio — Select Large-Cap Value Fund and Columbia Variable Portfolio — Contrarian Core Fund were the top contributors to performance for the period. Positions in Columbia Variable Portfolio — Global Bond Fund, Variable Portfolio — BlackRock Global-Inflation Protected Securities Fund, Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — J.P. Morgan Core Bond Fund and Columbia Variable Portfolio — Diversified Bond Fund detracted from results.

The Fund also invests in instruments designed to shield the portfolio from the full effect of sharp market declines. The value of these investments, which is tied to the level of market volatility, fell during the period, detracting from performance. To efficiently achieve the tactical positioning necessary to manage volatility, the Fund invests in equity and fixed income futures. These investments had little to no effect on relative portfolio performance.

Market Volatility Determined Positioning

Market volatility declined over the period and, if it continues to do so, our intent is to continue to increase the portfolio's exposure to the equity markets. On the other hand, if volatility rises, we expect to decrease the Fund's equity exposure. We continue to follow long-term measures of predicted equity market volatility to determine how to adjust the Fund's equity exposure to best manage volatility and its effects on the investment portfolio. Currently, these measures are consistent with ongoing equity market strength but any change in key indicators could signal oncoming equity market volatility.

Looking Ahead

The strong equity returns of the past two years present an investment strategy challenge. We believe that equities continue to look attractive at this time. However, we believe stock markets outside the United States currently show more potential in the year ahead. In fact, using a combination of fundamental, macroeconomic and technical indicators, the United States presently ranks in the bottom half of the countries covered by the analysis of Columbia's asset allocation team, while Japan and Germany, for example, rank near the top. That said, we remain cautious at this time on emerging markets and will look for signs of acceleration in global trade before we selectively add to emerging market equities.

Another aspect of our equity investment strategy for 2014 is an increase in active risk. At this time, we believe that conditions are favorable for active equity strategies to outperform passive strategies. Most important, in our opinion, the degree to which stock prices are being moved by macro influences is currently falling. With major macro uncertainties, such as recession risk or policy uncertainty having receded during 2013, we currently expect that individual stock prices may be increasingly influenced by company specific fundamentals. Indeed, the correlation of price movements across individual stocks has fallen dramatically from the high seen in the fall of 2011, and begins 2014 at its lowest level in years. We believe this decline in stock correlations provides a much-improved environment for stock selection. Furthermore, if the trajectory of

Annual Report 2013
5

Columbia Variable Portfolio — Managed Volatility Growth Fund

Manager Discussion of Fund Performance (continued)

overall market returns flattens a bit, active strategies have the potential to make up a larger share of overall equity portfolio returns in 2014.

Presently, our outlook for the bond market targets sectors that trade on their yield spread relative to U.S. Treasuries, such as high-yield U.S. corporate bonds, which we believe continue to be attractively priced. At this time, we do not foresee a significant rise in default risk as long as economic growth does not disappoint. We also see some current value in emerging market sovereign bonds, although we continue to monitor liquidity pressures for these bonds because investors seem skeptical on the prospects for emerging market assets, in general. For portfolio protection, traditionally the role of fixed income in a diversified portfolio, investors may want to consider non-traditional diversifiers, such as absolute return liquid alternative strategies. These strategies are designed for positive return and low correlation to major asset classes and are particularly attractive when the power of bonds to diversify is weakening.

Annual Report 2013
6

Columbia Variable Portfolio — Managed Volatility Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract insurance, if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your variable annuity contract, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,121.90	1,022.88	2.76	2.63	0.51	6.00	5.72	1.11

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
7

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Equity Funds 60.4%

	Shares	Value ($)
International 16.6%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	1,783,768	28,201,378
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	2,771,557	39,078,951
Variable Portfolio — DFA International Value Fund, Class 1(a)	4,859,001	56,121,466
Variable Portfolio — Invesco International Growth Fund, Class 1(a)	4,117,570	56,122,475
Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	2,871,257	39,077,807
Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	4,320,043	56,117,357
Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	5,334,319	56,117,031
Total		330,836,465
U.S. Large Cap 31.4%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	4,761,582	68,185,848
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	3,746,681	68,039,733
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	3,314,661	34,373,032
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	1,656,186	51,490,831
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1(a)(b)	2,064,136	34,925,179
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	3,254,168	52,619,895
Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	2,062,053	34,374,427
Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	1,983,555	34,375,012
Variable Portfolio — MFS Value Fund, Class 1(a)(b)	4,459,088	75,759,906
Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	4,003,954	68,187,341
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	1,942,177	34,376,529
Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	4,945,052	68,043,917
Total		624,751,650

Equity Funds (continued)

	Shares	Value ($)
U.S. Mid Cap 5.6%
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	1,281,708	21,045,637
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	2,841,851	49,107,192
Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	2,521,742	42,087,874
Total		112,240,703
U.S. Small Cap 6.8%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	1,314,923	24,049,942
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	1,807,031	33,068,669
Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	3,484,780	78,163,614
Total		135,282,225
Total Equity Funds (Cost: $1,138,736,944)		1,203,111,043

Fixed-Income Funds 10.0%

Floating Rate 0.5%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	1,004,977	10,019,624
Global Bond 0.7%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	1,386,307	14,694,857
High Yield 1.3%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	2,990,935	26,051,038
Inflation Protected Securities 1.0%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	2,292,820	20,039,248
Investment Grade 5.8%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	2,402,205	24,046,072
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	2,301,157	24,047,097
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	1,307,137	13,358,940

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Fixed-Income Funds (continued)

	Shares	Value ($)
Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	2,268,503	24,046,129
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	2,266,365	24,046,130
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	666,585	6,679,181
Total		116,223,549
Multisector 0.7%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	1,523,244	13,358,848
Total Fixed-Income Funds (Cost: $201,287,448)		200,387,164

Residential Mortgage-Backed Securities — Agency 2.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)(d) 01/16/29	2.500%	5,000,000	4,948,437
01/16/29	3.000%	5,000,000	5,102,539
01/13/44	3.500%	40,275,000	40,007,550
01/13/44	4.000%	5,000,000	5,146,875
Total Residential Mortgage-Backed Securities — Agency (Cost: $55,508,518)			55,205,401

Exchange-Traded Funds 7.0%

	Shares	Value ($)
SPDR S&P 500 ETF Trust	238,300	44,006,861
iShares MSCI EAFE ETF	1,420,375	95,250,348
Total Exchange-Traded Funds (Cost: $132,163,673)		139,257,209

Options Purchased Puts 2.8%

Issuer	Contracts	Exercise Price	Expiration Date	Value ($)
S&P 500 Index	550	1500.00	12/19/15	4,290,000
	1,000	1600.00	12/19/15	10,310,000
	3.019	1700.00	12/19/15	40,635,740
Total Options Purchased Puts (Cost: $67,525,694)				55,235,740

Money Market Funds 18.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(a)(e)	359,242,519	359,242,519
Total Money Market Funds (Cost: $359,242,519)		359,242,519
Total Investments (Cost: $1,954,464,796)		2,012,439,076
Other Assets & Liabilities, Net		(20,386,465)
Net Assets		1,992,052,611

Investments in Derivatives

At December 31, 2013, cash totaling $29,802,693 was pledged as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at December 31, 2013

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
CAC40 10 EURO	86	EUR	5,085,562	January 2014	226,001	—
DAX INDEX	15	EUR	4,955,355	March 2014	209,475	—
EURO STOXX 50	118	EUR	5,045,295	March 2014	226,409	—
HANG SENG INDEX	32	HKD	4,814,464	January 2014	—	(14,185)
IBEX 35 INDEX	37	EUR	5,023,611	January 2014	256,320	—
RUSSELL 2000 EMINI ICE	312	USD	36,235,680	March 2014	858,952	—
S&P 500	130	USD	59,835,750	March 2014	1,530,052	—
S&P500 EMINI	5,430	USD	499,858,650	March 2014	12,750,443	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Futures Contracts Outstanding at December 31, 2013 (continued)

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
US 10YR NOTE	95	USD	11,689,454	March 2014	—	(215,410)
US 2YR NOTE	(1,176)	USD	(258,499,500)	April 2014	451,916	—
US 5YR NOTE	967	USD	115,375,188	March 2014	—	(622,636)
US LONG BOND	28	USD	3,592,750	March 2014	—	(59,987)
US ULTRA T-BOND	11	USD	1,498,750	March 2014	—	(22,621)
Total					16,509,568	(934,839)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	10,000,000	510,680,879	(161,438,360)	—	359,242,519	—	67,421	359,242,519
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	—	64,339,230	(263,983)	(2,340)	64,072,907	—	—	68,185,848
Columbia Variable Portfolio — Diversified Bond Fund, Class 1	—	24,380,790	(94,480)	(3,252)	24,283,058	88,762	91,454	24,046,072
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	—	65,270,326	(245,184)	(1,957)	65,023,185	—	—	68,039,733
Columbia Variable Portfolio — Emerging Markets Fund, Class 1	—	27,707,342	(102,180)	(5,902)	27,599,260	—	20,586	28,201,378
Columbia Variable Portfolio — Global Bond Fund, Class 1	—	14,927,252	(48,039)	(1,380)	14,877,833	8,305	—	14,694,857
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	—	26,058,411	(102,353)	(15,153)	25,940,905	101,636	141,009	26,051,038
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	—	32,399,602	(129,582)	(1,816)	32,268,204	—	—	34,373,032
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	—	48,695,101	(10,192)	(77)	48,684,832	—	—	51,490,831
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	—	24,096,860	(98,649)	(910)	23,997,301	23,469	47,980	24,047,097
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	—	19,816,020	(72,582)	(1,181)	19,742,257	—	—	21,045,637
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1	—	32,847,226	(125,123)	(2,870)	32,719,233	798,948	—	34,925,179
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	—	49,736,100	(164,036)	(1,802)	49,570,262	—	—	52,619,895
Columbia Variable Portfolio — Strategic Income Fund, Class 1	—	13,465,133	(52,489)	(1,364)	13,411,280	45,645	80,476	13,358,848
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	—	13,447,778	(52,489)	(348)	13,394,941	—	8,465	13,358,940

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — American Century Diversified Bond Fund, Class 1	—	24,258,910	(94,479)	(2,261)	24,162,170	37,110	39,504	24,046,129
Variable Portfolio — American Century Growth Fund, Class 1	—	32,359,957	(134,453)	(1,716)	32,223,788	—	—	34,374,427
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	—	20,403,046	(70,678)	(2,373)	20,329,995	56,398	384	20,039,248
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	—	37,291,441	(138,783)	(3,385)	37,149,273	55,402	66,062	39,078,951
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	—	22,654,952	(85,702)	(1,161)	22,568,089	—	—	24,049,942
Variable Portfolio — DFA International Value Fund, Class 1	—	53,572,759	(253,080)	(5,534)	53,314,145	—	274,956	56,121,466
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	—	10,025,412	(39,366)	(399)	9,985,647	6,742	36,416	10,019,624
Variable Portfolio — Holland Large Cap Growth Fund, Class 1	—	32,330,278	(118,000)	(1,710)	32,210,568	—	—	34,375,012
Variable Portfolio — Invesco International Growth Fund, Class 1	—	53,520,271	(285,309)	(4,769)	53,230,193	90,982	148,212	56,122,475
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	—	24,282,129	(94,480)	(1,705)	24,185,944	3,516	42,883	24,046,130
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	—	46,569,706	(180,912)	(2,877)	46,385,917	—	—	49,107,192
Variable Portfolio — MFS Value Fund, Class 1	—	71,549,538	(263,403)	(2,819)	71,283,316	—	—	75,759,906
Variable Portfolio — Mondrian International Small Cap Fund, Class 1	—	37,333,103	(121,855)	(4,265)	37,206,983	77,002	92,007	39,077,807
Variable Portfolio — NFJ Dividend Value Fund, Class 1	—	65,255,656	(234,337)	(1,834)	65,019,485	—	—	68,187,341
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	—	32,017,006	(121,528)	(1,791)	31,893,687	—	—	34,376,529
Variable Portfolio — Partners Small Cap Growth Fund, Class 1	—	31,210,306	(143,864)	(2,013)	31,064,429	—	—	33,068,669
Variable Portfolio — Partners Small Cap Value Fund, Class 1	—	73,899,708	(274,899)	(3,673)	73,621,136	—	—	78,163,614
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1	—	6,744,994	(26,244)	(376)	6,718,374	7,992	4,565	6,679,181
Variable Portfolio — Pyramis® International Equity Fund, Class 1	—	53,441,027	(168,723)	(4,582)	53,267,722	113,623	109,552	56,117,357
Variable Portfolio — Pyrford International Equity Fund, Class 1	—	54,556,863	(4)	—	54,556,859	—	139,638	56,117,031
Variable Portfolio — Sit Dividend Growth Fund, Class 1	—	64,912,246	(261,361)	(2,900)	64,647,985	—	—	68,043,917
Variable Portfolio — Victory Established Value Fund, Class 1	—	39,600,145	(184,643)	(2,273)	39,413,229	—	—	42,087,874
Total	10,000,000	1,855,657,503	(166,295,824)	(94,768)	1,699,266,911	1,515,532	1,411,570	1,762,740,726

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Notes to Portfolio of Investments (continued)

(b)  Non-income producing.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)  The rate shown is the seven-day current annualized yield at December 31, 2013.

Currency Legend

EUR  Euro

HKD  Hong Kong Dollar

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	1,203,111,043	—	—	1,203,111,043
Fixed-Income Funds	200,387,164	—	—	200,387,164
Money Market Funds	359,242,519	—	—	359,242,519
Total Mutual Funds	1,762,740,726	—	—	1,762,740,726
Bonds
Residential Mortgage-Backed Securities — Agency	—	55,205,401	—	55,205,401
Total Bonds	—	55,205,401	—	55,205,401
Equity Securities
Exchange-Traded Funds	139,257,209	—	—	139,257,209
Total Equity Securities	139,257,209	—	—	139,257,209
Other
Options Purchased Puts	55,235,740	—	—	55,235,740
Total Other	55,235,740	—	—	55,235,740
Investments in Securities	1,957,233,675	55,205,401	—	2,012,439,076
Derivatives
Assets
Futures Contracts	16,509,568	—	—	16,509,568
Liabilities
Futures Contracts	(934,839)	—	—	(934,839)
Total	1,972,808,404	55,205,401	—	2,028,013,805

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Growth Fund

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $255,197,885)	$249,698,350
Affiliated issuers (identified cost $1,699,266,911)	1,762,740,726
Total investments (identified cost $1,954,464,796)	2,012,439,076
Cash	16,741,240
Margin deposits	29,802,693
Receivable for:
Capital shares sold	17,047,712
Dividends	210,062
Interest	65,113
Variation margin	2,191,228
Prepaid expenses	944
Trustees' deferred compensation plan	2,104
Other assets	3,599
Total assets	2,078,503,771
Liabilities
Payable for:
Investments purchased	30,671,249
Investments purchased on a delayed delivery basis	55,573,631
Capital shares purchased	177
Variation margin	117,292
Investment management fees	10,320
Distribution and/or service fees	13,335
Transfer agent fees	947
Administration fees	1,688
Compensation of board members	202
Chief compliance officer expenses	69
Expense reimbursement due to Investment Manager	57
Other expenses	60,089
Trustees' deferred compensation plan	2,104
Total liabilities	86,451,160
Net assets applicable to outstanding capital stock	$1,992,052,611
Represented by
Trust capital	$1,992,052,611
Total — representing net assets applicable to outstanding capital stock	$1,992,052,611

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Variable Portfolio — Managed Volatility Growth Fund

Statement of Assets and Liabilities (continued)

December 31, 2013

Class 2
Net assets	$1,992,052,611
Shares outstanding	178,899,780
Net asset value per share	$11.14

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Variable Portfolio — Managed Volatility Growth Fund

Statement of Operations

Year ended December 31, 2013(a)

Net investment income
Income:
Dividends — unaffiliated issuers	$1,420,604
Dividends — affiliated issuers	1,411,570
Interest	106
Total income	2,832,280
Expenses:
Investment management fees	703,760
Distribution and/or service fees
Class 2	901,932
Transfer agent fees
Class 2	64,049
Administration fees	114,767
Compensation of board members	14,215
Custodian fees	51,191
Printing and postage fees	40,574
Professional fees	23,422
Chief compliance officer expenses	127
Other	8,927
Total expenses	1,922,964
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(64,986)
Total net expenses	1,857,978
Net investment income	974,302
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,959,355)
Investments — affiliated issuers	(94,768)
Capital gain distributions from underlying affiliated funds	1,515,532
Foreign currency translations	(4,377)
Futures contracts	5,905,563
Net realized gain	5,362,595
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(5,499,535)
Investments — affiliated issuers	63,473,815
Foreign currency translations	14,374
Futures contracts	15,574,729
Net change in unrealized appreciation (depreciation)	73,563,383
Net realized and unrealized gain	78,925,978
Net increase in net assets resulting from operations	$79,900,280

(a) For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Growth Fund

Statement of Changes in Net Assets

Year Ended December 31, 2013(a)
Operations
Net investment income	$974,302
Net realized gain	5,362,595
Net change in unrealized appreciation (depreciation)	73,563,383
Net increase in net assets resulting from operations	79,900,280
Increase (decrease) in net assets from capital stock activity	1,902,152,331
Total increase in net assets	1,982,052,611
Net assets at beginning of year	10,000,000
Net assets at end of year	$1,992,052,611

(a) For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013(a)
	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	178,992,940	1,913,400,962
Redemptions	(1,093,160)	(11,248,631)
Net increase	177,899,780	1,902,152,331
Total net increase	177,899,780	1,902,152,331

(a) For the period from April 12, 2013 (commencement of operations) to December 31, 2013.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Variable Portfolio — Managed Volatility Growth Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 2	Year Ended December 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain	1.12
Total from investment operations	1.14
Net asset value, end of period	$11.14
Total return	11.40%
Ratios to average net assets(b)
Total gross expenses	0.53	%(c)
Total net expenses(d)	0.51	%(c)
Net investment income	0.27	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,992,053
Portfolio turnover	36	%(e)

Notes to Financial Highlights

(a)  For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 13% for the period ended December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds" and invests in a combination of underlying affiliated funds* for which Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or an affiliate acts as investment manager or principal underwriter (affiliated underlying funds). The Fund may also invest in exchange-traded funds (ETFs), (collectively with the affiliated underlying funds, the Underlying Funds), equity and fixed income securities, including treasury inflation protected securities (TIPS) and other instruments such as derivatives.

*For information on the goals, investment strategies and risks of the affiliated underlying funds, please refer to the Fund's most recent prospectus and the prospectuses of the affiliated underlying funds.

On April 11, 2013, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $10,000,000 in the Fund, which represented the initial capital for Class 2 at $10.00 per share. The Fund commenced operations on April 12, 2013.

These financial statements cover the period from April 12, 2013 (commencement of operations) to December 31, 2013

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts issued by affiliated life insurance companies. You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of each class of the respective underlying fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date.

All equity securities and exchange traded funds (ETFs) are valued at the close of business of the NYSE. Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Annual Report 2013
21

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net

Annual Report 2013
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Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market, and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For over-the-counter options contracts, the transaction is also subject to counterparty credit risk. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Annual Report 2013
23

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2013:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Options Purchased Puts(c)	55,235,740	—	55,235,740	—	—	—	55,235,740

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default

(c) Purchased options are included within investments at value on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	16,057,652	*
Equity risk	Investments at value — unaffiliated issuers (for purchased options)	55,235,740
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	451,916	*
Total		71,745,308
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	14,185	*
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	920,654	*
Total		934,839

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Written and Purchased ($)	Total ($)
Equity risk	7,622,952	(1,544,641)	6,078,311
Interest rate risk	(1,717,389)	—	(1,717,389)
Total	5,905,563	(1,544,641)	4,360,922
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Written and Purchased ($)	Total ($)
Equity risk	16,043,467	(12,289,954)	3,753,513
Interest rate risk	(468,738)	—	(468,738)
Total	15,574,729	(12,289,954)	3,284,775

Annual Report 2013
24

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

The following table is a summary of the volume of derivative instruments for the period ended December 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	24,957
Options contracts	5,119

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the

Annual Report 2013
25

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in underlying funds (including any ETFs) that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than underlying funds (including ETFs) that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The annualized effective investment management fee rate for the period ended December 31, 2013 was 0.20% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as "acquired funds") in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in underlying funds (including any ETFs) that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than underlying mutual funds (including any ETFs) that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The annualized effective administration fee rate for the period ended December 31, 2013 was 0.03% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in underlying funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than underlying mutual funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the period ended December 31, 2013, the Fund's annualized effective transfer agent fee rate as a percentage of average daily net assets of Class 2 was 0.02%.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an

Annual Report 2013
26

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of underlying funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of 1.15% of Class 2 average daily net assets.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $1,701,068,731 and $172,862,667, respectively, for the period ended December 31, 2013, of which $162,893,654 and $107,883,671, respectively, were U.S. government securities.

Note 5. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2013, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

Effective December 10, 2013, the Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the period ended December 31, 2013.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the

Annual Report 2013
27

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
28

Columbia Variable Portfolio — Managed Volatility Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Managed Volatility Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Managed Volatility Growth Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period April 12, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2014

Annual Report 2013
29

Columbia Variable Portfolio — Managed Volatility Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
30

Columbia Variable Portfolio — Managed Volatility Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden décor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 183; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
31

Columbia Variable Portfolio — Managed Volatility Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013
32

Columbia Variable Portfolio — Managed Volatility Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
33

Columbia Variable Portfolio — Managed Volatility Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6598 C (2/14)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fourteen series of the registrant whose report to stockholders are included in this annual filing. Fee information for fiscal year end 2013 includes fees for one fund that merged away during the period and fees for five funds that commenced operations during the period. Fee information for fiscal year 2012 includes fees for four funds that commenced operations during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$264,900	$182,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2012 also includes audit fees for the review and provision of consent in connection with filing Form N-1A for new funds.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$5,600	$6,100

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2012 also includes Audit-Related Fees for agreed- upon procedures related to fund mergers.

During the fiscal years ended December 31, 2013 and December 31, 2012, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$47,400	$23,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Fiscal years 2013 and 2012, also include Tax Fees for agreed-upon procedures related to foreign tax filings.  Fiscal year 2013 includes Tax Fees for agreed-upon procedures for a fund merger and the review of a final tax return.

During the fiscal years ended December 31, 2013 and December 31, 2012, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$135,000	$260,800

In both fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$188,000	$290,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 21, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 21, 2014